AMENDMENT NO. 4 TO CREDIT AGREEMENT AND LOAN DOCUMENTS This Amendment No. 4 to Credit Agreement and Loan Documents (this “Agreement”) is dated as of November 30, 2022, (the “Amendment No. 4 Effective Date”) and is among NAUTILUS, INC., a Washington corporation (“Borrower”), the Lenders identified on the signature pages hereof as Lenders (which Lenders constitute, as applicable, the Required Lenders, the Supermajority Lenders, and all of the Lenders directly affected by the applicable consents and amendments to be effected by this Agreement (as applicable, the “Requisite Lenders”)), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (“Agent”). The Lenders, Agent, and Borrower are party to a Credit Agreement dated as of January 31, 2020 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Credit Agreement”). Agent and Borrower are party to a Guaranty and Security Agreement dated as of January 31, 2020 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Guaranty and Security Agreement”), which is the “Guaranty and Security Agreement” under, and as defined in, the Credit Agreement. The parties now desire to modify the Credit Agreement and the Guaranty and Security Agreement in certain respects. The parties therefore agree as follows: 1. Definitions. Defined terms used but not defined in this Agreement are as defined in the Credit Agreement. 2. Amendments to Credit Agreement. Effective as of the Amendment No. 4 Effective Date, and in reliance on the representations and warranties of Loan Parties set forth in this Agreement and in the Credit Agreement, as amended hereby, each of the parties hereto agree: (a) the Credit Agreement and all Schedules thereto (but exclusive of all Exhibits thereto) are hereby amended such that, after giving effect to all such amendments, the Credit Agreement and all Schedules thereto, as amended by this Agreement (but exclusive of all Exhibits thereto), will read in its entirety as set forth in Exhibit A-1 to this Agreement; and (b) Exhibit C-1 {Form of Compliance Certificate} to the Credit Agreement is hereby amended and restated in its entirety to read as provided on Exhibit A-2 to this Agreement. 3. Amendments to Guaranty and Security Agreement. Effective as of the Amendment No. 4 Effective Date, and in reliance on the representations and warranties of Loan Parties set forth in this Agreement and in the Credit Agreement, as amended hereby, each of the parties hereto agree: (a) Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, and Schedule 11 respectively, to the Guaranty and Security Agreement are hereby amended and restated in their entirety to read as set forth in Exhibit B to this Agreement; 2 167062867 (b) the definitions of “Cash Dominion Event” and “Cash Dominion Period” appearing in Section 1(a) of the Guaranty and Security Agreement are hereby amended and restated in their entirety to read as follows: ““Cash Dominion Event” means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) Availability is less than the greater of (x) 15% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve) and (y) $16,250,000 for any time. “Cash Dominion Period” means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing, and (B) Availability is greater than the greater of (x) 15% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve) and (y) $16,250,000 for 30 consecutive days.” and (c) each reference to “As of the Closing Date” or “as of the Closing Date” in Section 6 of the Guaranty and Security Agreement shall be amended to read “As of the Amendment No. 4 Effective Date” or “as of the Amendment No. 4 Effective Date”, as applicable, in each place the same appears therein. 4. Amendment Fee. In connection with this Amendment, the Borrowers shall pay to Agent, for its sole and separate account and not for the account of any Lender, an amendment fee in the amount of $100,000 (the “Amendment Fee”). The Amendment Fee is due and payable in full on the date of this Amendment, will be deemed fully earned on the date when due, and will be non-refundable when paid. 5. Representations. To induce Agent and the Lenders to enter into this Agreement, Borrower hereby represents to Agent and the Lenders as follows: (1) that Borrower (A) is duly authorized to execute and deliver this Agreement and to perform its obligations under the Credit Agreement, the Guaranty and Security Agreement and each other Loan Document, as amended by this Agreement, and (B) is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended by this Agreement; (2) that the execution and delivery of this Agreement and the performance by Borrower of its obligations under the Credit Agreement, the Guaranty and Security Agreement and each other Loan Document, as amended by this Agreement, do not and will not conflict with any provision of federal, state, or local law or regulation applicable to Borrower or its Subsidiaries, the Governing Documents of Borrower or its Subsidiaries, or of any agreement binding upon Borrower or its Subsidiaries; (3) that each of the Credit Agreement, the Guaranty and Security Agreement and each other Loan Document, as amended by this Agreement, is a legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (4) that the representations and warranties of Borrower and, to the extent applicable, each other Loan Party or its Subsidiaries contained in the Credit Agreement, the Guaranty and Security Agreement,

3 167062867 or in the other Loan Documents, as amended by this Agreement, are true and correct in all material respects (except that such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Agreement, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties continue to be true and correct as of such earlier date); and (5) that as of the date of this Agreement, no Default or Event of Default has occurred and is continuing. 6. Conditions. The effectiveness of this Agreement is subject to satisfaction of the following conditions: (1) that Agent has received the following: (A) payment in immediately available funds of all principal and interest owing under the Term Loan provided under Section 2.2 of the Credit Agreement; (B) this Agreement executed by Agent, the Lenders, and Borrower and a Consent of Term Loan Agent in the form attached to this Agreement executed by Term Loan Agent; (C) a Perfection Certificate (or supplement to Perfection Certificate), dated as of the date hereof, together with all schedules contemplated thereby, executed by the Borrower; (D) a Pledged Interest Addendum executed and delivered by the Borrower with respect to the pledge of the Equity Interests described therein; (E) a Patent Security Agreement, Copyright Security Agreement and Trademark Security Agreement each dated as of the date hereof, together with all schedules contemplated thereby, executed by Agent and the Borrower; (F) a Letter Agreement regarding Inventory in the United States executed and delivered by Borrower, Nautilus Fitness Canada, Inc., each other Foreign Subsidiary party thereto, Third-Party Term Loan Agent and Agent; (G) an Intercreditor Agreement executed and delivered by Agent and Third-Party Term Loan Agent and acknowledged and agreed to by the Loan Parties and an executed counterpart to the consent of Term Loan Agent in the form attached to this Amendment; (H) [Reserved]; (I) a certificate from the Secretary or Assistant Secretary dated as of the date hereof, (i) attesting to the resolutions of the Borrower’s Board of Directors authorizing its execution, delivery, and performance of this agreement and the other Loan Documents to which the Borrower is or will become a party, (ii) authorizing officers of Borrower to execute the same, (iii) attesting to the incumbency and signatures of such specific officers of Borrower and (iv) certifying and attaching the Borrower’s Governing Documents, as amended, modified or supplemented to the date hereof; 4 167062867 (J) a certificate of status with respect to the Borrower, dated as of a recent date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of the Borrower, which certificate shall indicate that the Borrower is in existence or good standing, as applicable, in such jurisdiction; (K) certificates of status with respect to the Borrower, dated as of a recent date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of the Borrower) in which the failure to be duly qualified or licensed would constitute a Material Adverse Effect, which certificates shall indicate that the Borrower is in existence or good standing, as applicable, in such applicable jurisdictions; (L) evidence that the Third-Party Term Loan Lenders shall have advanced additional Third- Party Term Loan Obligations in a principal amount of $30,000,000 concurrently therewith, and Agent shall have received copies of each material Third-Party Term Loan Document containing terms and conditions satisfactory to Agent; (M) a customary opinion of counsel regarding such matters as to the Borrower as Agent or its counsel may reasonably request, and which is otherwise in form and substance reasonably satisfactory to Agent (it being understood that such opinion shall be limited to this Agreement, and certain of the other Loan Documents executed or delivered in connection herewith by Borrower and shall not be required to include matters of Washington state law); (N) that Agent has received such additional agreements, certificates and documents set forth on Agent’s closing checklist; (2) that (A) Borrower has paid the Amendment Fee; and (B) unless waived by Agent, Borrower has paid to Agent all reasonable fees, charges, and disbursements of counsel to Agent to the extent invoiced prior to or on the date of this Agreement, plus such additional amounts of such reasonable fees, charges, and disbursements as constitute its reasonable estimate of such reasonable fees, charges, and disbursements incurred or to be incurred by it through the closing of this Agreement (provided, that such estimate will not thereafter preclude a final settling of accounts between Borrower and Agent); and (3) that all legal matters incident to the execution and delivery of this Agreement are satisfactory to Agent and its counsel. 7. Acknowledgment of Repayment of Term Loan. Agent and the Lenders acknowledge and agree that upon Agent’s receipt of $9,070,965.19 in immediately available funds in respect of the Term Loan (as defined in the Credit Agreement) prior to 3:30pm (Chicago time) on the Amendment No. 4 Effective Date in the Agent’s Account, all Obligations owing in respect of such Term Loan will have been paid in full. If payment of the Term Loan is not made by 3:30 pm (Chicago time) on the Amendment No. 4 Effective Date, the Obligations owing in respect of such Term Loan will increase by $2,087.73 per day for each day thereafter until payment in immediately available funds prior to 3:30 pm (Chicago time) on a Business Day is received by the Agent in Agent’s Account.

5 167062867 8. Release of Agent and Lenders by Loan Parties. Each Loan Party hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Credit Agreement, the Guaranty and Security Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. Each Loan Party hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred prior to or as of the date of this Agreement arising out of, pursuant to, or pertaining in any way to the Credit Agreement, the Guaranty and Security Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. 9. Miscellaneous. (a) This Agreement is governed by, and is to be construed in accordance with, the laws of the State of Illinois. Each provision of this Agreement is severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. (b) This Agreement binds Agent, the Lenders, and Borrower and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrower and the successors and assigns of Agent and each Lender. (c) Except as specifically modified or amended by the terms of this Agreement, all other terms and provisions of the Credit Agreement, the Guaranty and Security Agreement, and the other Loan Documents, as amended by this Agreement are incorporated by reference in this Agreement and in all respects continue in full force and effect. Borrower, by execution of this Agreement, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement, the Guaranty and Security Agreement, and the other Loan Documents, as amended by this Agreement. (d) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Credit Agreement, as amended by this Agreement. Each reference in the Guaranty and Security Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Guaranty and Security Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Guaranty and Security Agreement, as amended by this Agreement. (e) This Agreement is a Loan Document. Borrower acknowledges that Agent’s reasonable costs and out-of-pocket expenses (including reasonable attorneys’ fees) incurred in drafting this Agreement and in amending the Loan Documents as provided in this Agreement constitute Lender Group Expenses. (f) The parties may sign this Agreement in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart signature page to this Agreement by facsimile or other electronic method of transmission is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement. Delivery of an executed counterpart signature page to this Agreement will be effective upon the express 6 167062867 release by the executing party (or by counsel to that executing party, on behalf of that executing party) of that executed counterpart signature page. 10. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Loan Documents or instruments securing the same, which shall remain in full force and effect, except as modified hereby. [Signature pages to follow]

CONSENT OF TERM LOAN AGENT Reference is made to that certain Intercreditor Agreement dated as of November 30, 2022 (as amended, restated or otherwise modified from time to time, the "lntercreditor Agreement") by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as agent under the ABL Credit Agreement, including its successors and assigns in such capacity from time to time ("ABL Agent''), and CRYSTAL FINANCIAL LLC, in its capacity as administrative agent and collateral agent under the Term Loan Documents .• including its successors and assigns in such capacity from time to time ("Term Loan Agent"). Capitalized terms used herein without definition shaJI have the meanings ascribed to such terms in the Intercreditor Agreement. By its signature below, the undersigned consents to the terms of the attached Amendment No. 4 to Credit Agreement and Loan Documents. CRYSTAL FINANCIAL LLC, as Term Loan Agent /l .. ,� J o_ By:_//_�--=--/�---"-�--------- Name: Michael Stavrakos Title: Director Consent of Tenn Loan Agent - Amendment No. 4 to Credit Agreement and Loan Documents (Nautilus) 167062867 EXHIBIT A-1 As-Amended Credit Agreement (See attached.)

166856726_9 CREDIT AGREEMENT by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, THE LENDERS THAT ARE PARTIES HERETO, as the Lenders, NAUTILUS, INC., and THOSE ADDITIONAL PERSONS THAT ARE JOINED AS A PARTY HERETO, as Borrowers Dated as of January 31, 2020 (as amended through the Amendment No. 4 Effective Date) TABLE OF CONTENTS Page i 1. DEFINITIONS AND CONSTRUCTION. ...................................................................................... 1 1.1 Definitions .......................................................................................................................... 1 1.2 Accounting Terms ........................................................................................................... 56 1.3 Code ................................................................................................................................. 56 1.4 Construction .................................................................................................................... 56 1.5 Time References .............................................................................................................. 57 1.6 Schedules and Exhibits ................................................................................................... 57 1.7 Divisions ........................................................................................................................... 57 1.8 Rates ................................................................................................................................. 58 2. LOANS AND TERMS OF PAYMENT. ....................................................................................... 58 2.1 Revolving Loans. ............................................................................................................. 58 2.2 [Reserved] ........................................................................................................................ 59 2.3 Borrowing Procedures and Settlements. ....................................................................... 59 2.4 Payments; Reductions of Commitments; Prepayments. ............................................. 66 2.5 Promise to Pay; Promissory Notes. ............................................................................... 71 2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations. .......... 72 2.7 Crediting Payments ........................................................................................................ 73 2.8 Designated Account ........................................................................................................ 73 2.9 Maintenance of Loan Account; Statements of Obligations ......................................... 74 2.10 Fees. .................................................................................................................................. 74 2.11 Letters of Credit. ............................................................................................................. 74 2.12 SOFR Option. .................................................................................................................. 83 2.13 Capital Requirements. .................................................................................................... 86 2.14 Incremental Facilities. .................................................................................................... 87 2.15 Joint and Several Liability of Borrowers. ..................................................................... 89 3. CONDITIONS; TERM OF AGREEMENT. ................................................................................. 92 3.1 Conditions Precedent to the Initial Extension of Credit ............................................. 92 3.2 Conditions Precedent to all Extensions of Credit ........................................................ 92 3.3 Maturity ........................................................................................................................... 92 3.4 Effect of Maturity ........................................................................................................... 92 3.5 Early Termination by Borrowers .................................................................................. 93 4. REPRESENTATIONS AND WARRANTIES. ............................................................................. 93 4.1 Due Organization and Qualification; Subsidiaries. ..................................................... 93 4.2 Due Authorization; No Conflict. .................................................................................... 94 4.3 Governmental Consents ................................................................................................. 94 4.4 Binding Obligations; Perfected Liens. .......................................................................... 94 4.5 Title to Assets; No Encumbrances ................................................................................. 95 4.6 Litigation.......................................................................................................................... 95 4.7 Compliance with Laws ................................................................................................... 95 4.8 No Material Adverse Effect............................................................................................ 95 4.9 Solvency. .......................................................................................................................... 95 4.10 Employee Benefits. .......................................................................................................... 96 4.11 Environmental Condition ............................................................................................... 96 4.12 Complete Disclosure ....................................................................................................... 96 4.13 Patriot Act ....................................................................................................................... 97 4.14 Indebtedness .................................................................................................................... 97 4.15 Payment of Taxes ............................................................................................................ 97

TABLE OF CONTENTS (continued) Page ii 166856726_9 4.16 Margin Stock ................................................................................................................... 97 4.17 Governmental Regulation .............................................................................................. 98 4.18 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ............. 98 4.19 Employee and Labor Matters ........................................................................................ 98 4.20 Material Customers. ....................................................................................................... 99 4.21 Leases ............................................................................................................................... 99 4.22 Eligible Accounts; Eligible Credit Card Receivables .................................................. 99 4.23 Eligible Inventory ........................................................................................................... 99 4.24 Eligible IP ........................................................................................................................ 99 4.25 Location of Inventory ..................................................................................................... 99 4.26 Inventory Records ......................................................................................................... 100 4.27 [Reserved]. ..................................................................................................................... 100 4.28 Third-Party Term Loan Documents ........................................................................... 100 4.29 Immaterial Subsidiary .................................................................................................. 100 4.30 Hedge Agreements ........................................................................................................ 100 4.31 Credit Card Arrangements .......................................................................................... 100 4.32 Material Contracts ........................................................................................................ 100 5. AFFIRMATIVE COVENANTS. ................................................................................................ 101 5.1 Financial Statements, Reports, Certificates ............................................................... 101 5.2 Reporting ....................................................................................................................... 101 5.3 Existence ........................................................................................................................ 102 5.4 Maintenance of Properties ........................................................................................... 102 5.5 Taxes .............................................................................................................................. 102 5.6 Insurance. ...................................................................................................................... 102 5.7 Inspection. ...................................................................................................................... 103 5.8 Compliance with Laws ................................................................................................. 104 5.9 Environmental ............................................................................................................... 104 5.10 Disclosure Updates ........................................................................................................ 104 5.11 Formation of Subsidiaries ............................................................................................ 104 5.12 Further Assurances ....................................................................................................... 105 5.13 [Reserved]. ..................................................................................................................... 106 5.14 Location of Inventory; Chief Executive Office........................................................... 106 5.15 Compliance with ERISA and the IRC ........................................................................ 106 5.16 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ........... 107 5.17 Material Contracts ........................................................................................................ 107 5.18 Post-Closing Obligations .............................................................................................. 107 6. NEGATIVE COVENANTS. ....................................................................................................... 107 6.1 Indebtedness .................................................................................................................. 107 6.2 Liens ............................................................................................................................... 107 6.3 Restrictions on Fundamental Changes ....................................................................... 107 6.4 Disposal of Assets .......................................................................................................... 108 6.5 Nature of Business ........................................................................................................ 108 6.6 Prepayments and Amendments ................................................................................... 108 6.7 Restricted Payments ..................................................................................................... 109 6.8 Accounting Methods ..................................................................................................... 110 6.9 Investments .................................................................................................................... 110 6.10 Transactions with Affiliates ......................................................................................... 110 TABLE OF CONTENTS (continued) Page iii 166856726_9 6.11 Use of Proceeds .............................................................................................................. 111 6.12 Limitation on Issuance of Equity Interests ................................................................. 111 6.13 Inventory with Bailees .................................................................................................. 111 6.14 Acquisition of Third-Party Term Loan Debt ............................................................. 111 6.15 Employee Benefits ......................................................................................................... 112 6.16 Credit Card Agreements .............................................................................................. 112 6.17 Immaterial Subsidiary .................................................................................................. 112 7. FINANCIAL COVENANTS. ...................................................................................................... 112 7.1 Minimum Excess ABL Availability ............................................................................. 112 7.2 Fixed Charge Coverage Ratio ...................................................................................... 113 8. EVENTS OF DEFAULT. ............................................................................................................ 113 8.1 Payments ........................................................................................................................ 113 8.2 Covenants ...................................................................................................................... 113 8.3 Judgments ...................................................................................................................... 113 8.4 Voluntary Bankruptcy, etc ........................................................................................... 114 8.5 Involuntary Bankruptcy, etc ........................................................................................ 114 8.6 Default Under Other Agreements ............................................................................... 114 8.7 Representations, etc ...................................................................................................... 114 8.8 Guaranty ........................................................................................................................ 114 8.9 Security Documents ...................................................................................................... 114 8.10 Loan Documents ........................................................................................................... 115 8.11 Change of Control ......................................................................................................... 115 8.12 ERISA ............................................................................................................................ 115 8.13 Credit Card Agreements .............................................................................................. 115 8.14 Inventory Letter Agreement ........................................................................................ 115 8.15 Intercreditor Provisions ............................................................................................... 115 8.16 Breach of Contractual Obligation ............................................................................... 116 8.17 Material Customers.. .................................................................................................... 116 9. RIGHTS AND REMEDIES. ....................................................................................................... 116 9.1 Rights and Remedies .................................................................................................... 116 9.2 Remedies Cumulative ................................................................................................... 117 10. WAIVERS; INDEMNIFICATION. ............................................................................................ 117 10.1 Demand; Protest; etc .................................................................................................... 117 10.2 The Lender Group’s Liability for Collateral ............................................................. 117 10.3 Indemnification ............................................................................................................. 117 11. NOTICES. .................................................................................................................................... 118 12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. ............................................................................................................................... 119 13. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS. .................................................. 122 13.1 Assignments and Participations. .................................................................................. 122 13.2 Successors ...................................................................................................................... 126

TABLE OF CONTENTS (continued) Page iv 166856726_9 14. AMENDMENTS; WAIVERS. .................................................................................................... 126 14.1 Amendments and Waivers. .......................................................................................... 126 14.2 Replacement of Certain Lenders. ................................................................................ 128 14.3 No Waivers; Cumulative Remedies ............................................................................. 129 15. AGENT; THE LENDER GROUP. .............................................................................................. 129 15.1 Appointment and Authorization of Agent .................................................................. 129 15.2 Delegation of Duties ...................................................................................................... 130 15.3 Liability of Agent .......................................................................................................... 130 15.4 Reliance by Agent ......................................................................................................... 130 15.5 Notice of Default or Event of Default .......................................................................... 131 15.6 Credit Decision .............................................................................................................. 131 15.7 Costs and Expenses; Indemnification ......................................................................... 132 15.8 Agent in Individual Capacity ....................................................................................... 132 15.9 Successor Agent ............................................................................................................. 132 15.10 Lender in Individual Capacity ..................................................................................... 133 15.11 Collateral Matters. ........................................................................................................ 133 15.12 Restrictions on Actions by Lenders; Sharing of Payments. ...................................... 135 15.13 Agency for Perfection ................................................................................................... 136 15.14 Payments by Agent to the Lenders .............................................................................. 136 15.15 Concerning the Collateral and Related Loan Documents ......................................... 136 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information .............................................................................................. 136 15.17 Several Obligations; No Liability ................................................................................ 137 16. WITHHOLDING TAXES. .......................................................................................................... 137 16.1 Payments ........................................................................................................................ 137 16.2 Exemptions. ................................................................................................................... 138 16.3 Reductions. .................................................................................................................... 140 16.4 Refunds .......................................................................................................................... 140 17. GENERAL PROVISIONS. ......................................................................................................... 141 17.1 Effectiveness .................................................................................................................. 141 17.2 Section Headings ........................................................................................................... 141 17.3 Interpretation ................................................................................................................ 141 17.4 Severability of Provisions ............................................................................................. 141 17.5 Bank Product Providers ............................................................................................... 141 17.6 Debtor-Creditor Relationship ...................................................................................... 142 17.7 Counterparts; Electronic Execution ........................................................................... 142 17.8 Revival and Reinstatement of Obligations; Certain Waivers ................................... 142 17.9 Confidentiality. .............................................................................................................. 143 17.10 Survival .......................................................................................................................... 144 17.11 Patriot Act; Due Diligence............................................................................................ 144 17.12 Integration ..................................................................................................................... 145 17.13 Nautilus as Agent for Borrowers ................................................................................. 145 17.14 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ........ 145 17.15 Acknowledgment Regarding Any Supported QFCs .................................................. 146 17.16 Erroneous Payments. .................................................................................................... 147 17.17 Intercreditor Provisions. .............................................................................................. 149 v 166856726_9 EXHIBITS AND SCHEDULES Exhibit A-1 Form of Assignment and Acceptance Exhibit B-1 Form of Borrowing Base Certificate Exhibit C-1 Form of Compliance Certificate Exhibit J-1 Form of Joinder Exhibit S-1 Form of SOFR Notice Exhibit N-1 Form of Credit Card Notification Exhibit P-1 Form of Perfection Certificate Schedule A-1 Agent’s Account Schedule A-2 Authorized Persons Schedule C-1 Commitments Schedule C-2 Customs Brokers Schedule D-1 Designated Account Schedule P-1 Permitted Investments Schedule P-2 Permitted Liens Schedule 3.1 Conditions Precedent Schedule 4.1(b) Capitalization of Borrowers Schedule 4.1(c) Capitalization of Borrowers’ Subsidiaries Schedule 4.1(d) Subscriptions, Options, Warrants, Calls Schedule 4.6(b) Litigation Schedule 4.10 Employee Benefits Schedule 4.11 Environmental Matters Schedule 4.14 Permitted Indebtedness Schedule 4.25 Location of Inventory Schedule 4.31 Credit Card Arrangements Schedule 4.32 Material Contracts Schedule 5.1 Financial Statements, Reports, Certificates Schedule 5.2 Collateral Reporting Schedule 5.18 Post-Closing Obligations Schedule 6.5 Nature of Business

1 166856726_9 CREDIT AGREEMENT THIS CREDIT AGREEMENT is entered into as of January 31, 2020, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”, as that term is hereinafter further defined), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), NAUTILUS, INC., a Washington corporation (“Nautilus”), and those additional Persons that are joined as a party hereto by executing the form of Joinder attached hereto as Exhibit J-1 (each, together with Nautilus, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”). The parties agree as follows: 1. DEFINITIONS AND CONSTRUCTION. 1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions: “ABL Priority Collateral” has the meaning set forth for such term in the Intercreditor Agreement “Acceptable Appraisal” means, with respect to an appraisal of Inventory or IP, the most recent appraisal of such property received by Agent (a) from an appraisal company satisfactory to Agent in Agent’s Permitted Discretion (including, without limitation, so long as it is satisfactory to Agent in Agent’s Permitted Discretion, Hilco), (b) the scope and methodology (including, to the extent relevant, any sampling procedure employed by such appraisal company) of which are satisfactory to Agent in Agent’s Permitted Discretion, and (c) the results of which are satisfactory to Agent in Agent’s Permitted Discretion. “Account” means an account (as that term is defined in the Code). “Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible, including, without limitation, a Credit Card Issuer or a Credit Card Processor. “Account Party” has the meaning specified therefor in Section 2.11(h) of this Agreement. “Accounting Changes” means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions). “Acquisition” means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all of the Equity Interests of any other Person. “Additional Documents” has the meaning specified therefor in Section 5.12 of this Agreement. “Additional Portion of the Term Loan” has meaning specified therefor in the Third-Party Term Loan Agreement. “Administrative Borrower” has the meaning specified therefor in Section 17.13 of this Agreement. 2 166856726_9 “Administrative Questionnaire” has the meaning specified therefor in Section 13.1(a) of this Agreement. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning specified therefor in Section 2.13(b) of this Agreement. “Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Equity Interests, by contract, or otherwise; provided, that for purposes of the definition of Eligible Accounts, the definition of Eligible Credit Card Receivables, and Section 6.10 of this Agreement: (a) if any Person owns directly or indirectly 15% or more of the Equity Interests having ordinary voting power for the election of directors or other members of the governing body of a Person or 15% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person), then both such Persons shall be Affiliates of each other, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person. “Agent” has the meaning specified therefor in the preamble to this Agreement. “Agent-Related Persons” means Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents. “Agent’s Account” means the Deposit Account of Agent identified on Schedule A-1 to this Agreement (or such other Deposit Account of Agent that has been designated as such, in writing, by Agent to Borrowers and the Lenders). “Agent’s Liens” means the Liens granted by each Loan Party or its Subsidiaries to Agent under the Loan Documents and securing the Obligations. “Agreement” means this Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Amendment No. 3 Effective Date” means October 29, 2021. “Amendment No. 4 Effective Date” means November 30, 2022. “Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business. “Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Margin” means with respect to Base Rate Loans or SOFR Loans that are Revolving Loans, as applicable, as of any date of determination, the applicable margin set forth in the following table that corresponds to the Average Availability of Borrowers for the most recently completed quarter;

3 166856726_9 provided, that for the period from the Amendment No. 4 Effective Date through and including December 31, 2022, the Applicable Margin shall be set at the margin in the row styled “Level I”; provided further, that any time an Event of Default has occurred and is continuing, the Applicable Margin shall be set at the margin in the row styled “Level III”: Level Average Availability Applicable Margin for Base Rate Loans which are Revolving Loans (the “Revolving Loan Base Rate Margin”) Applicable Margin for SOFR Loans which are Revolving Loans (the “Revolving Loan SOFR Margin”) Applicable Margin for Letter of Credit Fee (the “Letter of Credit Fee Margin”) I ≥ 20% of the Maximum Revolver Amount 4.00 percentage points 5.00 percentage points 5.00 percentage points II < 20% of the Maximum Revolver Amount but ≥ 15% of the Maximum Revolver Amount 4.25 percentage points 5.25 percentage points 5.25 percentage points III < 15% of the Maximum Revolver Amount 4.50 percentage points 5.50 percentage points 5.50 percentage points The Applicable Margin shall be re-determined as of the first day of each quarter. “Application Event” means the occurrence of (a) a failure by Borrowers to repay all of the Obligations in full on the Maturity Date, or (b) an Event of Default and the election by Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(iii) of this Agreement. “Assignee” has the meaning specified therefor in Section 13.1(a) of this Agreement. “Assignment and Acceptance” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1 to this Agreement. “Authorized Person” means any one of the individuals identified as an officer of a Borrower on Schedule A-2 to this Agreement, or any other individual identified by Administrative Borrower as an authorized person and authenticated through Agent’s electronic platform or portal in accordance with its procedures for such authentication. “Availability” means, as of any date of determination, the amount that Borrowers are entitled to borrow as Revolving Loans under Section 2.1 of this Agreement (after giving effect to the then outstanding Revolver Usage). “Available Increase Amount” means, as of any date of determination, an amount equal to the result of (a) $10,000,000, minus (b) the aggregate principal amount of Increases to the Revolver Commitments previously made pursuant to Section 2.14 of this Agreement. 4 166856726_9 “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.12(d)(iii)(D). “Average Availability” means, with respect to any period, the sum of the aggregate amount of Availability for each day in such period (as calculated by Agent as of the end of each respective day) divided by the number of days in such period. “Average Revolver Usage” means, with respect to any period, the sum of the aggregate amount of Revolver Usage for each day in such period (calculated as of the end of each respective day) divided by the number of days in such period. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product” means any one or more of the following financial products or accommodations extended to any Loan Party or any of its Subsidiaries by a Bank Product Provider: (a) credit cards (including commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”)), (b) payment card processing services, (c) debit cards, (d) stored value cards, (e) Cash Management Services, or (f) transactions under Hedge Agreements. “Bank Product Agreements” means those agreements entered into from time to time by any Loan Party or any of its Subsidiaries with a Bank Product Provider in connection with the obtaining of any of the Bank Products. “Bank Product Collateralization” means providing cash collateral (pursuant to documentation reasonably satisfactory to Agent) to be held by Agent for the benefit of the Bank Product Providers (other than the Hedge Providers) in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure, operational risk or processing risk with respect to the then existing Bank Product Obligations (other than Hedge Obligations). “Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by each Loan Party and its Subsidiaries to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (b) all Hedge Obligations, and (c) all amounts that Agent or any Lender is obligated to pay to a Bank Product Provider as a result of Agent or such Lender purchasing participations from, or executing guarantees or

5 166856726_9 indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to a Loan Party or its Subsidiaries. “Bank Product Provider” means Wells Fargo or any of its Affiliates, including each of the foregoing in its capacity, if applicable, as a Hedge Provider. “Bank Product Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate to establish (based upon the Bank Product Providers’ determination of the liabilities and obligations of each Loan Party and its Subsidiaries in respect of Bank Product Obligations) in Agent’s Permitted Discretion in respect of Bank Products then provided or outstanding. “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time. “Base Rate” means, on any day, the greatest of (a) the Floor, (b) the Federal Funds Rate in effect on such day plus ½%, (c) Term SOFR for a one month tenor in effect on such day, plus 1%, provided that this clause (c) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable, and (d) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate” in effect on such day, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate. “Base Rate Loan” means each portion of the Revolving Loans that bears interest at a rate determined by reference to the Base Rate. “Base Rate Margin” means the Revolving Loan Base Rate Margin. “Base Rate Term SOFR Determination Day” has the meaning specified therefor in the definition of “Term SOFR”. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.12(d)(iii)(A). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Agent and Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement shall be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Agent and Administrative Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or 6 166856726_9 determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non- representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

7 166856726_9 (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, if the then-current Benchmark has any Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(d)(iii) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(d)(iii). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BHC Act Affiliate” of a Person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Board of Directors” means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers). “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower” and “Borrowers” have the respective meanings specified therefor in the preamble to this Agreement. “Borrower Materials” has the meaning specified therefor in Section 17.9(c) of this Agreement. “Borrowing” means a borrowing consisting of Revolving Loans made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Extraordinary Advance. “Borrowing Base” means, as of any date of determination, the result of: 8 166856726_9 (a) the lesser of (i) $5,000,000, and (ii) 90% of the face amount of Eligible Credit Card Receivables, less the amount, if any, of the Dilution Reserve with respect to such Credit Card Receivables, plus (b) 85% of the amount of Eligible Accounts, less the amount, if any, of the Dilution Reserve with respect to such Accounts, plus (c) the lesser of (i) $65,000,000, and (ii) the sum of (A) the lesser of (1) the product of 70% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible Finished Goods Inventory at such time, and (2) the product of 85% multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible Finished Goods Inventory (such determination may be made as to different categories of Eligible Finished Goods Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus (B) the least of (1) $7,500,000, (2) The result of 70% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible In-Transit Inventory consisting of finished goods, and (3) the result of 85% multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible In-Transit Inventory consisting of finished goods (such determination may be made as to different categories of finished goods Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus

9 166856726_9 (C) the least of (1) $1,000,000, (2) the result of 70% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible Spare Parts Inventory, and (3) the result of 85% multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible Spare Parts Inventory (such determination may be made as to different categories of Eligible Spare Parts Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, minus (d) the sum of (i) the Term Pushdown Reserve and (ii) the aggregate amount of Reserves, if any, established by Agent from time to time under Section 2.1(c) of this Agreement. “Borrowing Base Certificate” means a certificate substantially in the form of Exhibit B-1 to this Agreement, which such form of Borrowing Base Certificate may be amended, restated, supplemented or otherwise modified from time to time (including without limitation, changes to the format thereof), as satisfactory to Agent in Agent’s Permitted Discretion. “Business Day” means any day that is not a Saturday, Sunday, or other day on which the Federal Reserve Bank of New York is closed or on which banks are authorized or required to close in the State of Illinois or the State of Washington. “Capital Expenditures” means, with respect to any Person for any period, the amount of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, but excluding, without duplication (a) expenditures made during such period in connection with the replacement, substitution, or restoration of assets or properties pursuant to Section 2.4(e)(iii) of this Agreement, and (b) with respect to the purchase price of assets that are purchased substantially contemporaneously with the trade-in of existing assets during such period, the amount that the gross amount of such purchase price is reduced by the credit granted by the seller of such assets for the assets being traded in at such time. “Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. “Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP. “Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard 10 166856726_9 & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $1,000,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or of any recognized securities dealer having combined capital and surplus of not less than $1,000,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above. “Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements. “CFC” means a controlled foreign corporation (as that term is defined in the IRC) in which any Loan Party is a “United States shareholder” within the meaning of Section 951(b) of the IRC. “Change in Law” means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, (c) any new, or adjustment to, requirements prescribed by the Board of Governors for “Eurocurrency Liabilities” (as defined in Regulation D of the Board of Governors), requirements imposed by the Federal Deposit Insurance Corporation, or similar requirements imposed by any domestic or foreign governmental authority or resulting from compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority and related in any manner to SOFR, the Term SOFR Reference Rate, or Term SOFR, or (d) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” means that: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of Equity Interests of Administrative Borrower (or other securities convertible into such Equity Interests) representing 35% or more of the combined voting power of all Equity

11 166856726_9 Interests of Administrative Borrower entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Administrative Borrower, (b) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Administrative Borrower or control over the Equity Interests of such Person entitled to vote for members of the Board of Directors of Administrative Borrower on a fully-diluted basis (and taking into account all such Equity Interests that such Person or group has the right to acquire pursuant to any option right) representing 35% or more of the combined voting power of such Equity Interests, (c) occupation at any time of a majority of the seats (other than vacant seats) on the Board of Directors of Administrative Borrower by Persons who were not (i) directors of Administrative Borrower on the date of this Agreement, nominated, appointed or approved for consideration by shareholders for election by the Board of Directors of Administrative Borrower, (ii) approved by the Board of Directors of Administrative Borrower as director candidates prior to their election, nor (iii) appointed by directors so nominated, appointed or approved, (d) Borrowers fail to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party free and clear of all Liens (other than the Liens in favor of the Agent and the Third-Party Term Loan Agent (subject to the Intercreditor Agreement)), except where such failure is as a result of a transaction permitted by the Loan Documents or (e) the occurrence of any “change of control” under the Third-Party Term Loan Agreement. “Closing Date” means the date of the making of the initial extension of credit under this Agreement. “Code” means the Illinois Uniform Commercial Code, as in effect from time to time. “Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by any Loan Party or its Subsidiaries in or upon which a Lien is granted by such Person in favor of Agent or the Lenders under any of the Loan Documents. For the avoidance of doubt, “Collateral” shall not include Excluded Assets or any other assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement). “Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in any Loan Party’s or its Subsidiaries’ books and records, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to Agent. “Collections” means, all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds and tax refunds). “Combined Line Cap” means, as of any date of determination, the sum of (i) the Line Cap, plus (ii) the Third-Party Term Loan Line Cap. “Commitment” means, with respect to each Lender, its Revolver Commitment, and, with respect to all Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 to this Agreement or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amounts may 12 166856726_9 be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of this Agreement. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means a certificate substantially in the form of Exhibit C-1 to this Agreement delivered by the chief financial officer or treasurer of Administrative Borrower to Agent. “Confidential Information” has the meaning specified therefor in Section 17.9(a) of this Agreement. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12(b)(ii) and other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by a Loan Party, the Agent, the Third-Party Term Loan Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account). “Controlled Account” has the meaning specified therefor in the Guaranty and Security Agreement. “Copyright Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Covenant Testing Period” means a period (a) commencing on the last day of the fiscal month of Borrowers most recently ended prior to a Springing Trigger Event for which Borrowers are required to deliver to Agent monthly, quarterly, or annual financial statements pursuant to Schedule 5.1 to this Agreement, and (b) continuing through and including the first day after such Springing Trigger Event that Availability has equaled or exceeded the greater of (i) 12.5% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (ii) $11,000,000 for 30 consecutive days. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

13 166856726_9 (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified therefor in Section 17.15 of this Agreement. “Credit Card Agreements” means all agreements now or hereafter entered into by any Borrower or for the benefit of any Borrower, in each case with any Credit Card Issuer or any Credit Card Processor with respect to sales transactions involving credit card, debit card, or charge card purchases, including, without limitation, the agreements set forth on Schedule 4.31 to this Agreement. “Credit Card Issuer” means any Person (other than a Loan Party) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit, debit, or charge cards issued through MasterCard International, Inc., Visa, U.S.A., Inc., or Visa International and American Express, Discover, Diners Club, Carte Blanche, and other non-bank credit, debit, or charge cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc., Novus Services, Inc., PayPal, Synchrony, and other issuers approved by Agent in its Permitted Discretion. “Credit Card Notification” means a notification substantially in the form of Exhibit N-1 to this Agreement or otherwise in form and substance reasonably satisfactory to Agent executed by a Loan Party and delivered to a Credit Card Issuer or Credit Card Processor of such Loan Party. “Credit Card Processor” means any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower’s sales transactions involving credit card, debit card, or charge card purchases by customers using credit cards, debit cards, or charge cards issued by any Credit Card Issuer. “Credit Card Receivables” means each “payment intangible” (as defined in the Code), together with all income, payments and proceeds thereof, owed by a Credit Card Issuer or Credit Card Processor to a Loan Party resulting from charges by a customer of a Loan Party on credit, debit, or charge cards issued by such Credit Card Issuer or processed by such Credit Card Processor in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business. “Customs Brokers” shall mean the persons listed on Schedule C-2 hereto or such other person or persons as may be selected by Administrative Borrower after the date hereof and after written notice by Administrative Borrower to Agent who are reasonably acceptable to Agent to handle the receipt of Inventory within the United States or to clear Inventory through the Bureau of Customs and Border Protection or other domestic or foreign export control authorities or otherwise perform port of entry services to process Inventory imported by a Borrower from outside the United States (such persons sometimes being referred to herein individually as a “Customs Broker”), provided, that, as to each such person, (a) Agent shall have received a customs broker agreement by such person in favor of Agent (in form and substance satisfactory to Agent) duly authorized, executed and delivered by such person, (b) such agreement shall be in full force and effect and (c) such person shall be in compliance in all material respects with the terms thereof. “DBRS” means DBRS, Inc. and its successors. “Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default. 14 166856726_9 “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Agent and Administrative Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Agent, Issuing Bank, or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified any Borrower, Agent or Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Agent or Administrative Borrower, to confirm in writing to Agent and Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Agent and Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of any Insolvency Proceeding, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Administrative Borrower, Issuing Bank, and each Lender. “Defaulting Lender Rate” means (a) for the first three days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Revolving Loans that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto). “Deposit Account” means any deposit account (as that term is defined in the Code). “Designated Account” means the Deposit Account of Administrative Borrower identified on Schedule D-1 to this Agreement (or such other Deposit Account of Administrative Borrower located at Designated Account Bank that has been designated as such, in writing, by Borrowers to Agent). “Designated Account Bank” has the meaning specified therefor in Schedule D-1 to this Agreement (or such other bank that is located within the United States that has been designated as such, in writing, by Administrative Borrower to Agent). “Dilution” means (a) with respect to Accounts (other than Credit Card Receivables), as of any date of determination, a percentage, based upon the experience of the immediately prior 12 months, that is the

15 166856726_9 result of dividing the Dollar amount of (i) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (ii) Borrowers’ gross billings with respect to Accounts during such period, and (b) with respect to Credit Card Receivables, as of any date of determination, a percentage, based upon the experience of the immediately prior 12 months, that is the result of dividing the Dollar amount of (i) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Credit Card Receivables during such period, by (ii) Borrowers’ gross billings with respect to Credit Card Receivables during such period. “Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts or Eligible Credit Card Receivables, as applicable, by the extent to which Dilution is in excess of 5%. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) matures or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for the scheduled payments of dividends in cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Maturity Date. “Disqualified Institution” means, on any date, (a) any Person designated by Administrative Borrower as a “Disqualified Institution” by written notice delivered to Agent prior to the date hereof, and (b) those Persons who are direct competitors of the Borrowers identified in writing by Administrative Borrower to Agent from time to time, subject to the written consent of Agent; provided, that “Disqualified Institutions” shall exclude any Person that Administrative Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to Agent from time to time; provided further, that in connection with any assignment or participation, the Assignee or Participant with respect to such proposed assignment or participation that is an investment bank, a commercial bank, a finance company, a fund, or other Person which merely has an economic interest in any such direct competitor, and is not itself such a direct competitor of Borrower or its Subsidiaries, shall not be deemed to be a Disqualified Institution for the purposes of this definition. “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Dollars” or “$” means United States dollars. “Domestic Loan Parties” means Borrowers and any other Loan Party that is a Domestic Subsidiary. 16 166856726_9 “Domestic Subsidiary” means any Subsidiary of any Loan Party that is not a Foreign Subsidiary. “Drawing Document” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit, including by electronic transmission such as SWIFT, electronic mail, facsimile or computer generated communication. “EBITDA” means, with respect to any fiscal period and with respect to Borrowers and their Subsidiaries determined, in each case, on a consolidated basis in accordance with GAAP: (a) the consolidated net income (or loss), minus (b) without duplication, the sum of the following amounts for such period to the extent included in determining consolidated net income (or loss) for such period: (i) unusual or non-recurring gains, and (ii) interest income, plus (c) without duplication, the sum of the following amounts for such period to the extent deducted in determining consolidated net income (or loss) for such period: (i) non-cash unusual or non-recurring losses, (ii) Interest Expense, (iii) income taxes, (iv) depreciation and amortization, (v) to the extent funded or incurred prior to the Amendment No. 4 Effective Date, cash severance payments, (vi) to the extent funded or incurred prior to the Amendment No. 4 Effective Date, non-recurring restructuring charges, (vii) to the extent funded or incurred prior to the Amendment No. 4 Effective Date, professional fees, including Board of Directors fees and expenses, (viii) transaction costs and expenses related to the consummation of the financing transactions contemplated by this Agreement and the Third- Party Term Loan Agreement, and any amendments, restatements, amendments and restatements, supplements, modifications, consents or waivers hereto or thereto, and (ix) non-cash compensation expense (including deferred non-cash compensation expense), or other non-cash expenses or charges, arising from the sale or issuance of Equity Interests, the granting of stock options, and the granting of stock appreciation rights and similar arrangements

  17 166856726_9 (including any repricing, amendment, modification, substitution, or change of any such Equity Interests, stock option, stock appreciation rights, or similar arrangements) minus the amount of any such expenses or charges when paid in cash to the extent not deducted in the computation of net earnings (or loss). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Accounts” means those Accounts (other than Credit Card Receivables) created by a Borrower in the ordinary course of its business, that arise out of such Borrower’s sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any information with respect to the Borrowers’ business or assets of which Agent becomes aware after the Closing Date, including any field examination performed by (or on behalf of) Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits, unapplied cash, taxes, finance charges, service charges, discounts, credits, allowances, and rebates. Eligible Accounts shall not include Credit Card Receivables or the following: (a) Accounts with selling terms of not more than 75 days that the Account Debtor has failed to pay within 120 days of original invoice date or 60 days of due date, (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above, (c) Accounts with selling terms of more than 75 days, (d) Accounts with respect to which the Account Debtor is an Affiliate of any Borrower or an employee or agent of any Borrower or any Affiliate of any Borrower, (e) Accounts (i) arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional, or (ii) with respect to which the payment terms are “C.O.D.”, cash on delivery or other similar terms, (f) Accounts that are not payable in Dollars, 18 166856726_9 (g) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or Canada, or (ii) is not organized under the laws of the United States or Canada or any state or province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (A) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and, if requested by Agent, is directly drawable by Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent, (h) Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrowers have complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), or (ii) any state of the United States or any other Governmental Authority, (i) Accounts with respect to which the Account Debtor is a creditor of a Borrower, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or (j) Accounts with respect to an Account Debtor whose Eligible Accounts owing to Borrowers exceed (i) for Dick’s Sporting Goods, Inc., and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts so long as Dick’s Sporting Goods, Inc., and its Affiliates are an Investment Grade Account Debtor, (ii) for Amazon.com, Inc., and its Affiliates, on a consolidated basis, 50% (or solely from the period from the Fourth Amendment Effective Date through and including April 30, 2023, 65%) of all Eligible Accounts so long as Amazon.com, Inc. and its Affiliates are an Investment Grade Account Debtor, (iii) for Walmart Inc. and its Affiliates (including Walmart.com), on a consolidated basis, 50% of all Eligible Accounts so long as Walmart Inc, and its Affiliates (including Walmart.com) are an Investment Grade Account Debtor, (iv) for Best Buy Co., Inc., and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts so long as Best Buy Co., Inc., and its Affiliates are an Investment Grade Account Debtor, (v) for Target Corporation and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts so long as for Target Corporation and its Affiliates are an Investment Grade Account Debtor, (vi) for one single Account Debtor (and its Affiliates, on a consolidated basis), that, at the time of determination maintains a corporate credit rating and/or family rating, as applicable, of BB or higher by S&P, Ba or higher by Moody’s, or, solely to the extent a rating by S&P or Moody’s is not available, BB or higher by DBRS, in each case at such time 25% of all Eligible Accounts so long as (A) Borrowers provide Agent with not less than three (3) Business Days written notice identifying such Account Debtor and certifying all standards for inclusion under this clause are met and (B) Borrowers may only change the identity of such Account Debtor twice in any calendar year period, and (vii) for any other Account Debtor, 15% of all Eligible Accounts (any such percentage under clauses (i) through (vii), as applied to a particular Account Debtor or consolidated group of Account Debtors, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor or consolidated group of Account Debtors deteriorates), to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, that in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit, (k) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

19 166856726_9 (l) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor’s financial condition, (m) Accounts that are not subject to a valid and perfected first-priority Agent’s Lien (subject only to Liens in favor of the Third-Party Term Loan Agent permitted pursuant to the terms hereof and subject to the Intercreditor Agreement ), (n) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor, (o) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity, (p) Accounts (i) that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services, or (ii) that represent credit card sales, or (q) Accounts owned by a target acquired in connection with a Permitted Investment, or Accounts owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of a field examination with respect to such Accounts, in each case, satisfactory to Agent in its Permitted Discretion. “Eligible Credit Card Receivables” means those Credit Card Receivables of a Borrower that arise out of such Borrower’s sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Credit Card Receivables made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any information with respect to the Borrowers’ business or assets of which Agent becomes aware after the Closing Date, including any field examination performed by (or on behalf of) Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Credit Card Receivables shall be calculated net of customer deposits, unapplied cash, taxes, finance charges, service charges, discounts, credits, allowances, and rebates. Eligible Credit Card Receivables shall not include the following: (a) any Credit Card Receivable that does not constitute a “payment intangible” (as defined in the Code) or an Account, (b) any Credit Card Receivable that has been outstanding for more than five days from the date of sale, (c) any Credit Card Receivable with respect to which the Account Debtor is an Affiliate of any Borrower or an employee or agent of any Borrower or any Affiliate of any Borrower, (d) any Credit Card Receivable arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional, (e) any Credit Card Receivable that is not payable in Dollars, 20 166856726_9 (f) any Credit Card Receivable with respect to which the Account Debtor is a creditor of a Borrower, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or dispute, (g) any Credit Card Receivable with respect to which the applicable Credit Card Issuer or Credit Card Processor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Credit Card Issuer or Credit Card Processor, (h) any Credit Card Receivable, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the financial condition of the applicable Credit Card Issuer or the Credit Card Processor, (i) any Credit Card Receivable (i) that is not subject to a valid and perfected first- priority Agent’s Lien (subject only to Liens in favor of Third-Party Term Loan Agent permitted pursuant to the terms hereof and subject to the Intercreditor Agreement), or (ii) with respect to which a Borrower does not have good, valid, and marketable title thereto, free and clear of any Lien (other than Agent’s Lien and the Third-Party Term Loan Agent’s Lien), (j) any Credit Card Receivable with respect to which the applicable Credit Card Issuer or Credit Card Processor is a Sanctioned Person or Sanctioned Entity, (k) any Credit Card Receivable that represents the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services, (l) any Credit Card Receivable where such Credit Card Receivable or the underlying contract contravenes any laws, rules or regulations applicable thereto, including, without limitation, rules and regulations relating to truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy or any Person party to the underlying contract is in violation of any such laws, rules or regulations, (m) any Credit Card Receivable that is not a valid, legally enforceable obligation of the applicable Credit Card Issuer or Credit Card Processor with respect thereto, (n) any Credit Card Receivable as to which the applicable Credit Card Issuer or Credit Card Processor has the right under certain circumstances to require a Loan Party to repurchase the Credit Card Receivables from such Credit Card Issuer or Credit Card Processor (o) any Credit Card Receivable that is disputed or with recourse or with respect to which a claim, chargeback, offset, deduction or counterclaim, dispute or other defense has been asserted (to the extent of such claim, chargeback, offset, deduction or counterclaim, dispute or other defense); (p) any Credit Card Receivable that is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of Agent, and to the extent necessary or appropriate, endorsed to Agent, (q) any Credit Card Receivable that is subject to any accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower may be obligated to rebate to a customer, Credit Card Issuer or Credit Card Processor pursuant to the terms of any agreement or understanding (written or

21 166856726_9 oral)) (to the extent of such discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances), (r) any Credit Card Receivable for which cash has been received in respect of such Credit Card Receivable but not yet applied by the applicable Borrower to reduce the amount of such Credit Card Receivable (but only to the extent of the aggregate amount of cash that has been received in respect of such Credit Card Receivable but not yet applied by the applicable Borrower to reduce the amount of such Credit Card Receivable), (s) any portion of Credit Card Receivables that reflect a reasonable reserve for warranty claims or returns or amounts which are owed to Account Debtors, including those for rebates, allowances, co-op advertising, or other deductions, or (t) Credit Card Receivables owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of a field examination with respect to such Credit Card Receivables, in each case, satisfactory to Agent in its Permitted Discretion. “Eligible Finished Goods Inventory” means Inventory that qualifies as Eligible Inventory and consists of first-quality finished goods held for sale in the ordinary course of Borrowers’ business. “Eligible In-Transit Inventory” means those items of Inventory that do not qualify as Eligible Inventory solely because (i)(A) they are not located at one of the locations in the continental United States set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14) (or in-transit from one such location to another such location), or (B) they are in transit from a location other than a location set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14) and (ii) a Borrower does not have actual and exclusive possession thereof, but as to which, (a) such Inventory currently is in transit (whether by vessel, air, or land) from an origin location outside of the continental United States to a location set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14), (b) title to such Inventory has passed to a Borrower and Agent shall have received such evidence thereof as it may from time to time require, (c) such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Agent in its Permitted Discretion, and Agent shall have received a copy of the certificate of marine cargo or casualty insurance in connection therewith in which it has been named as an additional insured and loss payee in a manner acceptable to Agent, (d) unless Agent otherwise agrees in writing with respect to any such Inventory with regards to Inventory that is in transit (whether by vessel, air, or land) from an origin location outside of the continental United States to a location set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14), such Inventory either: (i) is the subject of a negotiable bill of lading governed by the laws of a state within the United States (A) that is consigned to Agent or one of its Customs Brokers (either directly or by means of endorsements), (B) that was issued by the carrier (including a non-vessel operating common carrier) in possession of the Inventory that is subject to such bill of lading, 22 166856726_9 and (C) that either is in the possession of Agent or a Customs Broker (in each case in the continental United States), or (ii) is the subject of a negotiable forwarder’s cargo receipt governed by the laws of a state within the United States and is not the subject of a bill of lading (other than a negotiable bill of lading consigned to, and in the possession of, a consolidator or Agent, or their respective agents) and such negotiable cargo receipt on its face indicates the name of the Customs Broker as a carrier or multimodal transport operator and has been signed or otherwise authenticated by it in such capacity or as a named agent for or on behalf of the carrier or multimodal transport operator, in any case respecting such Inventory (A) consigned to Agent or one of its Customs Brokers that is handling the importing, shipping and delivery of such Inventory (either directly or by means of endorsements), (B) that was issued by a consolidator respecting the subject Inventory, and (C) that is in the possession of Agent or a Customs Broker (in each case in the continental United States), (e) such Inventory is in the possession of a common carrier (including on behalf of any non-vessel operating common carrier) that has issued the bill of lading or other document of title with respect thereto or the Customs Broker handling the importing, shipping and delivery of such Inventory, (f) the documents of title related thereto are subject to the valid and perfected first- priority Lien of Agent (subject only to Liens in favor of the Third-Party Term Loan Agent permitted pursuant to the terms hereof and subject to the Intercreditor Agreement), (g) Agent determines that such Inventory is not subject to (i) any Person’s right of reclamation, repudiation, stoppage in transit or diversion or (ii) any other right or claim of any other Person which is (or is capable of being) senior to, or pari passu with, the Lien of Agent or Agent determines that any Person’s right or claim impairs, or interferes with, directly or indirectly, the ability of Agent to realize on, or reduces the amount that Agent may realize from the sale or other disposition of such Inventory, unless, in the case of unpaid freight forwarder fees and expenses or customer duties and custom fees associated with such Inventory, Administrative Borrower has provided an estimate of same to Agent in order for Agent to establish an appropriate Reserve with respect thereto, (h) Administrative Borrower has provided (i) a certificate to Agent that certifies that, to the best knowledge of such Borrower, such Inventory meets all of Borrowers’ representations and warranties contained in the Loan Documents concerning Eligible In-Transit Inventory, that it knows of no reason why such Inventory would not be accepted by such Borrower when it arrives in the continental United States and that the shipment as evidenced by the documents conforms to the related order documents, and (ii) upon Agent’s request, a copy of the invoice, packing slip and manifest with respect thereto, and (i) such Inventory shall not have been in transit for more than 45 days. “Eligible Inventory” means Inventory of a Borrower that complies with each of the representations and warranties respecting Eligible Inventory made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any information with respect to the Borrowers’ business or assets of which Agent becomes aware after the Closing Date, including any field examination or appraisal performed or received by Agent from time to

23 166856726_9 time after the Closing Date. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices. An item of Inventory shall not be included in Eligible Inventory if: (a) a Borrower does not have good, valid, and marketable title thereto, (b) a Borrower does not have actual and exclusive possession thereof (either directly or through a bailee or agent of a Borrower), (c) it is not located at one of the locations in the continental United States set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14) (or in-transit from one such location to another such location), (d) it is stored at locations holding less than $100,000 of the aggregate value of such Borrower’s Inventory, (e) it is in-transit to or from a location of a Borrower (other than in-transit from one location set forth on Schedule 4.25 to this Agreement to another location set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14)), (f) it is located on real property leased by a Borrower or in a contract warehouse or with a bailee, in each case, unless either (i) it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be, and it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises, or (ii) either (A) Agent has established a Landlord Reserve with respect to such location, or (B) Agent, in its Permitted Discretion, has determined to not establish a Landlord Reserve with respect to such location at such time (which determination shall not limit Agent’s ability to establish a Landlord Reserve with respect to such location at any other time, in its Permitted Discretion and otherwise in accordance with this Agreement), (g) it is the subject of a bill of lading or other document of title, (h) it is not subject to a valid and perfected first-priority Agent’s Lien (subject only to Liens in favor of the Third-Party Term Loan Agent permitted pursuant to the terms hereof and subject to the Intercreditor Agreement), (i) it consists of goods returned or rejected by a Borrower’s customers, (j) it consists of goods that are obsolete, slow moving, spoiled or are otherwise past the stated expiration, “sell-by” or “use by” date applicable thereto, restrictive or custom items or otherwise is manufactured in accordance with customer-specific requirements, work-in-process, raw materials, or goods that constitute packaging and shipping materials, supplies used or consumed in Borrowers’ business, bill and hold goods, defective goods, “seconds,” or Inventory acquired on consignment, (k) it is subject to third-party intellectual property, licensing or other proprietary rights, unless Agent is satisfied that such Inventory can be freely sold by Agent on and after the occurrence of an Event of Default despite such third party rights, or (l) such Inventory is owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of an Acceptable Appraisal of such Inventory and the completion of a field examination with respect to such Inventory that is satisfactory to Agent in its Permitted Discretion. 24 166856726_9 “Eligible Spare Parts Inventory” means Inventory that qualifies as Eligible Inventory and consists of goods that are first-quality spare parts and that are not located in open pallets or containers. “Eligible Transferee” means (a) any Lender (other than a Defaulting Lender), any Affiliate of any Lender and any Related Fund of any Lender; (b)(i) a commercial bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided, that (A)(x) such bank is acting through a branch or agency located in the United States, or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country, and (B) such bank has total assets in excess of $1,000,000,000; (c) any other entity (other than a natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses including insurance companies, investment or mutual funds and lease financing companies, and having total assets in excess of $1,000,000,000; and (d) during the continuation of an Event of Default, any other Person approved by Agent. “Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (a) that is or within the preceding six (6) years has been sponsored, maintained or contributed to by any Loan Party or ERISA Affiliate or (b) to which any Loan Party or ERISA Affiliate has, or has had at any time within the preceding six (6) years, any liability, contingent or otherwise. “Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of any Borrower, any Subsidiary of any Borrower, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower, any Subsidiary of any Borrower, or any of their predecessors in interest. “Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on any Loan Party or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time. “Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action. “Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities. “Equipment” means equipment (as that term is defined in the Code).

25 166856726_9 “Equity Interests” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto. “ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which any Loan Party is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with any Loan Party and whose employees are aggregated with the employees of such Loan Party under IRC Section 414(o). “Erroneous Payment” has the meaning specified therefor in Section 17.16 of this Agreement. “Erroneous Payment Deficiency Assignment” has the meaning specified therefor in Section 17.16 of this Agreement. “Erroneous Payment Impacted Loans” has the meaning specified therefor in Section 17.16 of this Agreement. “Erroneous Payment Return Deficiency” has the meaning specified therefor in Section 17.16 of this Agreement. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified therefor in Section 8 of this Agreement. “Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time. “Excluded Assets” has the meaning specified therefor in the Guaranty and Security Agreement. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of (including by virtue of the joint and several liability provisions of Section 2.15), or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. 26 166856726_9 “Excluded Taxes” means (i) any tax imposed on the net income or net profits of any Lender or any Participant (including any branch profits taxes), in each case imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender or such Participant is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender’s or such Participant’s principal office is located in or as a result of a present or former connection between such Lender or such Participant and the jurisdiction or taxing authority imposing the tax (other than any such connection arising solely from such Lender or such Participant having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under this Agreement or any other Loan Document), (ii) withholding taxes that would not have been imposed but for a Lender’s or a Participant’s failure to comply with the requirements of Section 16.2 of this Agreement, (iii) any United States federal withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the applicable withholding rate in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office, other than a designation made at the request of a Loan Party), except that Excluded Taxes shall not include (A) any amount that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16.1 of this Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), and (B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, treaty, order or other decision or other Change in Law with respect to any of the foregoing by any Governmental Authority, and (iv) any United States federal withholding taxes imposed under FATCA. “Existing Credit Facility” means Borrowers’ existing credit facility governed by that certain Credit Agreement, dated as of March 29, 2019, by and among Nautilus and Octane Fitness, LLC, a Minnesota limited liability company, as borrowers, the other Persons party thereto as “Loan Parties,” the lenders party thereto, and JPMorgan Chase Bank, N.A., a national banking association, as administrative agent, and the other related loan documentation. “Extraordinary Advances” has the meaning specified therefor in Section 2.3(d)(iii) of this Agreement. “Extraordinary Receipts” means (a) so long as no Event of Default has occurred and is continuing, proceeds of judgments, proceeds of settlements, or other consideration of any kind received in connection with any cause of action or claim, or any Tax refunds, and (b) if an Event of Default has occurred and is continuing, any payments received by any Loan Party or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.4(e)(iii) of this Agreement) consisting of (i) proceeds of judgments, proceeds of settlements, or other consideration of any kind received in connection with any cause of action or claim (and not consisting of proceeds described in Section 2.4(e)(iii) of this Agreement, but including proceeds of business interruption insurance), or any Tax refunds, (ii) indemnity payments (other than to the extent such indemnity payments are immediately payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries), and (iii) any purchase price adjustment received in connection with any purchase agreement. “FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and (a) any current or future regulations or official interpretations thereof, (b) any agreements entered into pursuant to Section 1471(b)(1) of the IRC, and (c) any intergovernmental agreement entered into by the United States (or any fiscal or regulatory legislation, rules, or practices adopted pursuant to any such intergovernmental agreement entered into in connection therewith).

27 166856726_9 “FCCR Financial Covenant Trigger Date” means the first date on which both (i) the Fixed Charge Coverage Ratio for the 12-month period ended on the last day of the fiscal month immediately prior to such date is at least 1.00 to 1.00 and (ii) Availability is equal to or greater than $20,000,000. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero). “Fee Letter” means that certain fee letter, dated as of even date with this Agreement, among Borrowers and Agent, in form and substance reasonably satisfactory to Agent. “Fixed Charges” means, with respect to any fiscal period and with respect to Borrowers and their Subsidiaries determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) Interest Expense required to be paid (net of interest income of such Person during such period and excluding interest paid-in-kind, amortization of financing fees, costs, and expenses, and other non-cash Interest Expense) during such period, (b) principal payments in respect of Indebtedness for borrowed money paid (whether voluntary, mandatory, scheduled or otherwise) or that are required to be paid during such period (including any required payments or prepayments from excess cash flow during such period, but excluding, for the avoidance of doubt, principal payments relating to outstanding Revolving Loans, the “Term Loan” owing under this Agreement which was repaid on the Amendment No. 4 Effective Date and the Third-Party Term Loan), (c) all federal, state, and local income taxes required to be paid in cash during such period (net receipt of tax refunds paid in cash), provided, that any tax refunds received shall be applied in the inverse order for, and in amounts actually paid in, the period in which the applicable cash outlay for such taxes was made, (d) all Restricted Payments paid (whether in cash or other property, other than common Equity Interests) during such period, and (e) to the extent not otherwise deducted from EBITDA for such period, all payments required to be made during such period in respect of any funding deficiency or funding shortfall with respect to any Pension Plan or for any Withdrawal Liability. “Fixed Charge Coverage Ratio” means, with respect to any fiscal period and with respect to Borrowers determined on a consolidated basis in accordance with GAAP, the ratio of (a) EBITDA for such period minus Unfinanced Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (b) Fixed Charges for such period. “Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions. “Floor” means a rate of interest equal to 0%. “Flow of Funds Agreement” means a flow of funds agreement, dated as of even date with this Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrowers and Agent. “Foreign Lender” means any Lender or Participant that is not a United States person within the meaning of IRC section 7701(a)(30). 28 166856726_9 “Foreign Subsidiary” means any direct or indirect subsidiary of any Loan Party that is organized under the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia. “Funding Date” means the date on which a Borrowing occurs. “Funding Losses” has the meaning specified therefor in Section 2.12(b)(ii) of this Agreement. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied. “Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person. “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, county, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantor” means (a) each Person that guaranties all or a portion of the Obligations, including any Person that is a “Guarantor” under the Guaranty and Security Agreement, and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of this Agreement. “Guaranty and Security Agreement” means a guaranty and security agreement, dated as of even date with this Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by each of the Loan Parties to Agent. “Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million. “Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code. “Hedge Obligations” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of each Loan Party and its Subsidiaries arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with one or more of the Hedge Providers. “Hedge Provider” means Wells Fargo or any of its Affiliates. “Hilco” means Hilco Enterprise Valuation Services, LLC.

29 166856726_9 “Immaterial Subsidiaries” means, collectively, (a) Nautilus Shanghai Fitness and (b) US Octane Fitness. “Increase” has the meaning specified therefor in Section 2.14. “Increase Date” means, with respect to any Increase, the date of the effectiveness of the increased Revolver Commitments and the Maximum Revolver Amount. “Increase Joinder” has the meaning specified therefor in Section 2.14. “Increased Reporting Event” means if at any time Availability is less than the greater of (a) 15.0% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve) and (b) $16,250,000. “Increased Reporting Period” means the period commencing after the continuance of an Increased Reporting Event and continuing until the date when no Increased Reporting Event has occurred for 30 consecutive days. “Indebtedness” as to any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations of such Person as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices and, for the avoidance of doubt, other than royalty payments payable in the ordinary course of business in respect of non-exclusive licenses) and any earn-out or similar obligations, (f) all monetary obligations of such Person owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the date of determination), (g) any Disqualified Equity Interests of such Person, and (h) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness which is limited or is non-recourse to a Person or for which recourse is limited to an identified asset shall be valued at the lesser of (A) if applicable, the limited amount of such obligations, and (B) if applicable, the fair market value of such assets securing such obligation. “Indemnified Liabilities” has the meaning specified therefor in Section 10.3 of this Agreement. “Indemnified Person” has the meaning specified therefor in Section 10.3 of this Agreement. “Indemnified Taxes” means, (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, 30 166856726_9 assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief. “Intellectual Property” has the meaning specified therefor in the Guaranty and Security Agreement. “Intellectual Property Licenses” has the meaning specified therefor in the Guaranty and Security Agreement. “Intercompany Subordination Agreement” means an intercompany subordination agreement, dated as of even date with this Agreement, executed and delivered by each Loan Party and each of its Subsidiaries, and Agent, the form and substance of which is reasonably satisfactory to Agent. “Intercreditor Agreement” means (a) that certain Intercreditor Agreement, dated on or about the Amendment No. 4 Effective Date by and between Agent and Third-Party Term Loan Agent and acknowledged and agreed to by the Loan Parties, as amended, modified, restated or replaced from time to time in accordance with the terms thereof or (b) any other intercreditor agreement acceptable to the Agent by and among the Agent and any agent or trustee with respect to the Third-Party Term Loan Agreement or any Refinancing Indebtedness thereof, as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. “Interest Expense” means, for any period, the aggregate of the interest expense of Borrowers for such period, determined on a consolidated basis in accordance with GAAP. “Interest Period” means, with respect to any SOFR Loan, a period commencing on the date of the making of such SOFR Loan (or the continuation of a SOFR Loan or the conversion of a Base Rate Loan to a SOFR Loan) and ending 1 month or 3 months thereafter; provided, that (a) interest shall accrue at the applicable rate based upon Term SOFR from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1 month or 3 months after the date on which the Interest Period began, as applicable, (d) Borrowers may not elect an Interest Period which will end after the Maturity Date and (e) no tenor that has been removed from this definition pursuant to Section 2.12(d)(iii)(D) shall be available for specification in any SOFR Notice or conversion or continuation notice. “Inventory” means inventory (as that term is defined in the Code). “Inventory Letter Agreement” means that certain letter agreement regarding Inventory in the United States dated on or about the Amendment No. 4 Effective Date among Nautilus and each of its Foreign Subsidiaries and acknowledged by Third-Party Term Loan Agent and Agent, as the same may be amended, restated or otherwise modified from time to time in accordance with its terms. “Inventory Reserves” means, as of any date of determination, (a) Landlord Reserves in respect of Inventory, (b) in the case of Eligible Inventory, to be consistent with and not duplicative of the calculation of the Net Recovery Percentage with respect to such Inventory, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including reserves for slow moving Inventory and Inventory shrinkage) with respect to Eligible Inventory or the Maximum Revolver Amount, including based on the results of appraisals, and (c) in the case of Eligible In-

31 166856726_9 Transit Inventory, to be consistent with and not duplicative of the calculation of the Net Recovery Percentage with respect to such Inventory, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain with respect to Eligible In- Transit Inventory or the Maximum Revolver Amount (i) to the extent not already included in the Net Recovery Percentage with respect to such Inventory, for the estimated costs relating to unpaid freight charges, warehousing or storage charges, taxes, duties, and other similar unpaid costs associated with the acquisition of such Eligible In-Transit Inventory, plus (ii) for the estimated reclamation claims of unpaid sellers of such Eligible In-Transit Inventory. “Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide accounts receivable arising in the ordinary course of business but including, without limitation, all Special Foreign Subsidiary Investments), or acquisitions of Indebtedness, Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustment for increases or decreases in value, or write-ups, write-downs, or write-offs with respect to such Investment. “Investment Grade Account Debtor” means an account debtor that, at the time of determination, maintains a corporate credit rating and/or family rating, as applicable, of BBB or higher by S&P or Ba or higher in Moody’s. “IP” means, with respect to any Borrower, Intellectual Property of such Borrower and Intellectual Property Licenses provided to such Borrower in or with respect to Intellectual Property owned or controlled by any other Person. “IRC” means the Internal Revenue Code of 1986, as in effect from time to time. “ISP” means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any version or revision thereof accepted by the Issuing Bank for use. “Issuer Document” means, with respect to any Letter of Credit, a letter of credit application, a letter of credit agreement, or any other document, agreement or instrument entered into (or to be entered into) by a Borrower in favor of Issuing Bank and relating to such Letter of Credit. “Issuing Bank” means Wells Fargo or any other Lender that, at the request of Borrowers and with the consent of Agent, agrees, in such Lender’s sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2.11 of this Agreement, and Issuing Bank shall be a Lender. “Joinder” means a joinder agreement substantially in the form of Exhibit J-1 to this Agreement. “Landlord Reserve” means, as to each location at which a Borrower has Inventory or books and records located and as to which a Collateral Access Agreement has not been received by Agent, a reserve in an amount equal to 3 months’ rent, storage charges, fees or other amounts under the lease or other applicable agreement relative to such location or, if greater and Agent so elects, the number of months’ rent, storage charges, fess or other amounts for which the landlord, bailee, warehouseman or other property owner will have, under applicable law, a Lien in the Inventory of such Borrower to secure the payment of such amounts under the lease or other applicable agreement relative to such location. 32 166856726_9 “Lender” has the meaning set forth in the preamble to this Agreement, shall include Issuing Bank and the Swing Lender, and shall also include any other Person made a party to this Agreement pursuant to the provisions of Section 13.1 of this Agreement and “Lenders” means each of the Lenders or any one or more of them. “Lender Group” means each of the Lenders (including Issuing Bank and the Swing Lender) and Agent, or any one or more of them. “Lender Group Expenses” means all (a) reasonable and documented costs or expenses (including taxes and insurance premiums) required to be paid by any Loan Party or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group in accordance with the Loan Documents, (b) reasonable and documented out-of-pocket fees or charges paid or incurred by Agent in connection with the Lender Group’s transactions with each Loan Party and its Subsidiaries under any of the Loan Documents, including, photocopying, notarization, couriers and messengers, telecommunication, public record searches, filing fees, recording fees, publication, real estate surveys, real estate title policies and endorsements, and environmental audits, (c) Agent’s customary fees and charges imposed or incurred in connection with any background checks or OFAC/PEP searches related to any Loan Party or its Subsidiaries, (d) Agent’s reasonable and documented customary fees and charges (as adjusted from time to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of any Borrower (whether by wire transfer or otherwise), together with any reasonable and documented out-of- pocket costs and expenses incurred in connection therewith, (e) customary charges imposed or incurred by Agent resulting from the dishonor of checks payable by or to any Loan Party, (f) reasonable, documented out-of-pocket costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (g) field examination, appraisal, and valuation fees and expenses of Agent related to any field examinations, appraisals, or valuation to the extent of the fees and charges (and up to the amount of any limitation) provided in Section 5.7(c) of this Agreement, (h) subject to the limitations in Section 10.3, Agent’s and Lenders’ reasonable, documented costs and expenses (including reasonable and documented attorneys’ fees and expenses) relative to third party claims or any other lawsuit or adverse proceeding paid or incurred, whether in enforcing or defending the Loan Documents or otherwise in connection with the transactions contemplated by the Loan Documents, Agent’s Liens in and to the Collateral, or the Lender Group’s relationship with any Loan Party or any of its Subsidiaries, (i) Agent’s reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees and due diligence expenses) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating (including reasonable costs and expenses relative to the rating of the Loans, CUSIP, DXSyndicate™, SyndTrak or other communication costs incurred in connection with a syndication of the loan facilities), or amending, waiving, or modifying the Loan Documents, and (j) Agent’s and each Lender’s reasonable and documented costs and expenses (including reasonable and documented attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning any Loan Party or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether a lawsuit or other adverse proceeding is brought, or in taking any enforcement action or any Remedial Action with respect to the Collateral (provided, that the fees and expenses of counsel that shall constitute Lender Group Expenses shall in any event be limited to one primary counsel to Agent and one primary counsel to the Lenders, one local counsel to Agent in each reasonably necessary jurisdiction, one specialty counsel to Agent in each reasonably necessary specialty area (including insolvency law), and one or more additional counsel to Lenders if one or more conflicts of interest arise).

33 166856726_9 “Lender Group Representatives” has the meaning specified therefor in Section 17.9 of this Agreement. “Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents. “Letter of Credit” means a letter of credit (as that term is defined in the Code) issued by Issuing Bank. “Letter of Credit Collateralization” means either (a) providing cash collateral (pursuant to documentation reasonably satisfactory to Agent (including that Agent has a first-priority perfected Lien in such cash collateral), including provisions that specify that the Letter of Credit Fees and all commissions, fees, charges and expenses provided for in Section 2.11(k) of this Agreement (including any fronting fees) will continue to accrue while the Letters of Credit are outstanding) to be held by Agent for the benefit of the Revolving Lenders in an amount equal to 103% of the then existing Letter of Credit Usage, (b) delivering to Agent documentation executed by all beneficiaries under the Letters of Credit, in form and substance reasonably satisfactory to Agent and Issuing Bank, terminating all of such beneficiaries’ rights under the Letters of Credit, or (c) providing Agent with a standby letter of credit, in form and substance reasonably satisfactory to Agent, from a commercial bank acceptable to Agent (in its sole discretion) in an amount equal to 103% of the then existing Letter of Credit Usage (it being understood that the Letter of Credit Fee and all fronting fees set forth in this Agreement will continue to accrue while the Letters of Credit are outstanding and that any such fees that accrue must be an amount that can be drawn under any such standby letter of credit). “Letter of Credit Disbursement” means a payment made by Issuing Bank pursuant to a Letter of Credit. “Letter of Credit Exposure” means, as of any date of determination with respect to any Lender, such Lender’s participation in the Letter of Credit Usage pursuant to Section 2.11(e) on such date. “Letter of Credit Fee” has the meaning specified therefor in Section 2.6(b) of this Agreement. “Letter of Credit Fee Margin” has the meaning set forth in the definition of Applicable Margin. “Letter of Credit Indemnified Costs” has the meaning specified therefor in Section 2.11(f) of this Agreement. “Letter of Credit Related Person” has the meaning specified therefor in Section 2.11(f) of this Agreement. “Letter of Credit Sublimit” means $15,000,000. “Letter of Credit Usage” means, as of any date of determination, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit, plus (b) the aggregate amount of outstanding reimbursement obligations with respect to Letters of Credit which remain unreimbursed or which have not been paid through a Revolving Loan. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor 34 166856726_9 under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. “Line Cap” means, as of any date of determination, the lesser of (a) the Maximum Revolver Amount, and (b) the Borrowing Base as of such date of determination. “Liquidity” means, as of any date of determination, an amount equal to the sum of (a) Availability plus (b) the Qualified Cash Amount. “Loan” means any Revolving Loan, Swing Loan or Extraordinary Advance made (or to be made) hereunder. “Loan Account” has the meaning specified therefor in Section 2.9 of this Agreement. “Loan Documents” means this Agreement, the Control Agreements, the Copyright Security Agreement, any Borrowing Base Certificate, the Credit Card Notifications, the Fee Letter, the Guaranty and Security Agreement, the Intercompany Subordination Agreement, the Inventory Letter Agreement, any Issuer Documents, the Letters of Credit, the Loan Manager Side Letter, the Mortgages, the Pacific Direct Collateral Assignment, the Patent Security Agreement, the Trademark Security Agreement, any note or notes executed by Borrowers in connection with this Agreement and payable to any member of the Lender Group, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and any member of the Lender Group in connection with this Agreement (but specifically excluding Bank Product Agreements). “Loan Manager Side Letter” means, as applicable, that certain letter agreement between the Borrowers and Wells Fargo regarding the terms under which Wells Fargo will provide services to the Borrowers in respect of Wells Fargo’s proprietary automated loan management program. “Loan Party” means any Borrower or any Guarantor. “Margin Stock” as defined in Regulation U of the Board of Governors as in effect from time to time. “Material Adverse Effect” means (a) a material adverse effect in the business, operations, results of operations, assets, liabilities or financial condition of the Loan Parties and their Subsidiaries, taken as a whole, (b) a material impairment of the Loan Parties’ and their Subsidiaries’ ability, taken as a whole, to perform their obligations under the Loan Documents to which they are parties or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral (other than as a result of as a result of an action taken or not taken that is solely in the control of Agent), or (c) a material impairment of the enforceability or priority of Agent’s Liens with respect to all or a material portion of the Collateral. “Material Contract” means, with respect to any Person, (a) the Pacific Direct License Agreement and (b) all other contracts or agreements the loss of which could reasonably be expected to result in a Material Adverse Effect other than the Loan Documents. “Material Customers” means, collectively, the Persons set forth on Schedule 4.20 to this Agreement. “Maturity Date” means earlier of (a) October 29, 2026 and (b) the “Maturity Date” under the Third- Party Term Loan Agreement.

35 166856726_9 “Maximum Revolver Amount” means $100,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of this Agreement and increased by the amount of any Increase made in accordance with Section 2.14 of this Agreement. “Moody’s” has the meaning specified therefor in the definition of Cash Equivalents. “Mortgages” means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by a Loan Party or one of its Subsidiaries in favor of Agent, in form and substance reasonably satisfactory to Agent, that encumber the Real Property Collateral. “Multiemployer Plan” means any multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA with respect to which any Loan Party or ERISA Affiliate has an obligation to contribute or has any liability, contingent or otherwise or could be assessed withdrawal liability assuming a complete withdrawal from any such multiemployer plan. “Nautilus Dutch” means Nautilus Fitness International, B.V., a company with limited liability organized under the laws of the Netherlands and a wholly-owned Subsidiary of Nautilus. “Nautilus Fitness Equipments” means Nautilus (Shanghai) Fitness Equipments Co., Ltd., a company with limited liability organized under the law of the People’s Republic of China and a wholly- owned Subsidiary of Nautilus. “Nautilus Shanghai Fitness” means Nautilus (Shanghai) Fitness Co., Ltd., a company with limited liability organized under the law of the People’s Republic of China and a wholly-owned Subsidiary of Nautilus. “Nautilus Swiss” means Nautilus Switzerland AG, a company organized under the laws of Switzerland and a wholly-owned Subsidiary of Nautilus. “Net Cash Proceeds” means: (a) with respect to any sale or disposition by any Loan Party or any of its Subsidiaries of assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Loan Party or such Subsidiary, in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than (A) Indebtedness owing to Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such sale or disposition, (iii) Taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such sale or disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction, and (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP, and (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition, to the extent that in each case the funds described above in this clause (iv) are (x) deposited into escrow with a third party escrow agent or set aside in a separate Deposit Account that is subject to a Control Agreement in favor of Agent, and (y) paid to Agent as a prepayment of the applicable Obligations 36 166856726_9 in accordance with Section 2.4(e) of this Agreement at such time when such amounts are no longer required to be set aside as such a reserve; and (b) with respect to the issuance or incurrence of any Indebtedness by any Loan Party or any of its Subsidiaries, or the issuance by any Loan Party or any of its Subsidiaries of any Equity Interests, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Loan Party or such Subsidiary in connection with such issuance or incurrence, after deducting therefrom only (i) reasonable fees, commissions, and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such issuance or incurrence, and (ii) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such issuance or incurrence, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction. “Net Recovery Percentage” means, as of any date of determination, the percentage of the book value of Borrowers’ Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory net of all associated costs and expenses of such liquidation, such percentage to be determined as to each category of Inventory and to be as specified in the most recent Acceptable Appraisal of Inventory. “Non-Consenting Lender” has the meaning specified therefor in Section 14.2(a) of this Agreement. “Non-Defaulting Lender” means each Lender other than a Defaulting Lender. “Notification Event” means (a) the occurrence of a “reportable event” described in Section 4043 of ERISA for which the 30-day notice requirement has not been waived by applicable regulations issued by the PBGC, (b) the withdrawal of any Loan Party or ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC or any Pension Plan or Multiemployer Plan administrator, (e) any other event or condition that would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, (f) the imposition of a Lien pursuant to the IRC or ERISA in connection with any Pension Plan or the existence of any facts or circumstances that could reasonably be expected to result in the imposition of a Lien, (g) the partial or complete withdrawal of any Loan Party or ERISA Affiliate from a Multiemployer Plan (other than any withdrawal that would not constitute an Event of Default under Section 8.12 of this Agreement), (h) any event or condition that results in the insolvency of a Multiemployer Plan under Sections of ERISA, (i) any event or condition that results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate or to appoint a trustee to administer a Multiemployer Plan under ERISA, (j) any Pension Plan being determined to be in “at risk status” within the meaning of IRC Section 430(i), (k) any Multiemployer Plan being determined to be in “endangered status” or “critical status” within the meaning of IRC Section 432(b) or the written determination that any Multiemployer Plan is or is expected to be insolvent within the meaning of Title IV of ERISA, (l) with respect to any Pension Plan, any Loan Party or ERISA Affiliate incurring a substantial cessation of operations within the meaning of ERISA Section 4062(e), (m) an “accumulated funding deficiency” within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA) or the failure of any Pension Plan or Multiemployer Plan to meet the minimum funding standards within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA), in each case, whether or not waived, (n) the filing of an application for a waiver of the minimum funding standards within the meaning of the IRC or

37 166856726_9 ERISA (including Section 412 of the IRC or Section 302 of ERISA) with respect to any Pension Plan or Multiemployer Plan, (o) the failure to make by its due date a required payment or contribution with respect to any Pension Plan or Multiemployer Plan, (p) any event that results in or could reasonably be expected to result in a liability by a Loan Party pursuant to Title I of ERISA or the excise tax provisions of the IRC relating to Employee Benefit Plans or any event that results in or could reasonably be expected to result in a liability to any Loan Party or ERISA Affiliate pursuant to Title IV of ERISA or Section 401(a)(29) of the IRC, or (q) any of the foregoing is reasonably likely to occur in the following 30 days; provided, that in each of above clauses (a) through (q), it either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect. “Obligations” means (a) all loans (including the Revolving Loans (inclusive of Extraordinary Advances and Swing Loans)), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnification obligations with respect to Letters of Credit (irrespective of whether contingent), premiums, liabilities (including all amounts charged to the Loan Account pursuant to this Agreement), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, and all covenants and duties of any other kind and description owing by any Loan Party arising out of, under, pursuant to, in connection with, or evidenced by this Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that any Loan Party is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, and (b) all Bank Product Obligations; provided that, anything to the contrary contained in the foregoing notwithstanding, the Obligations shall exclude any Excluded Swap Obligation. Without limiting the generality of the foregoing, the Obligations of Borrowers under the Loan Documents include the obligation to pay (i) the principal of the Revolving Loans, (ii) interest accrued on the Revolving Loans, (iii) the amount necessary to reimburse Issuing Bank for amounts paid or payable pursuant to Letters of Credit, (iv) Letter of Credit commissions, fees (including fronting fees) and charges, (v) Lender Group Expenses, (vi) fees payable under this Agreement or any of the other Loan Documents, and (vii) indemnities and other amounts payable by any Loan Party under any Loan Document. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Originating Lender” has the meaning specified therefor in Section 13.1(e) of this Agreement. “Other Taxes” means all present or future stamp, court, excise, value added, or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document. “Overadvance” means, as of any date of determination, that the Revolver Usage is greater than any of the limitations set forth in Section 2.1 or Section 2.11 of this Agreement. “Pacific Direct” means Pacific Direct, LLC, a Delaware limited liability company. 38 166856726_9 “Pacific Direct Collateral Assignment” means that certain Collateral Assignment (including any and all supplements thereto), dated as of the date hereof, by and among Nautilus, Pacific Direct, and Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Pacific Direct License Agreement” means that certain Trademark License Agreement, dated as of September 20, 2001, by and among Nautilus, Pacific Direct, and Schwinn Acquisition LLC, a Delaware limited liability company, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted pursuant to the terms of the Pacific Direct Collateral Assignment. “Participant” has the meaning specified therefor in Section 13.1(e) of this Agreement. “Participant Register” has the meaning set forth in Section 13.1(i) of this Agreement. “Patent Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Patriot Act” has the meaning specified therefor in Section 4.13 of this Agreement. “Payment Conditions” means, at the time of determination with respect to a Specified Prepayment, that: (a) no Default or Event of Default then exists or would arise as a result of such Specified Prepayment, (b) either: (i) each of the following conditions in this clause (i) has been satisfied: (A) Availability, (1) at all times during the 30 consecutive days immediately preceding the date of such Specified Prepayment, calculated on a pro forma basis as if such Specified Prepayment was made on the first day of such period, and (2) after giving effect to such Specified Prepayment, is not less than $2,500,000, and (B) Liquidity (1) at all times during the 30 consecutive days immediately preceding the date of such Specified Prepayment, calculated on a pro forma basis as if such proposed Specified Prepayment was made on the first day of such period, and (2) after giving effect to such Specified Prepayment is not less than 20% of the Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), or (ii) each of the following conditions in this clause (ii) has been satisfied: (A) the Fixed Charge Coverage Ratio of the Loan Parties and their Subsidiaries is equal to or greater than 1.10:1.00 for the trailing 12-month period most recently ended for which financial statements are required to have been delivered to Agent pursuant to Schedule 5.1 to this Agreement (calculated on a pro forma basis as if such proposed payment is a Fixed Charge made on the last day of such 12-month period (it being understood that such proposed payment shall also be a Fixed Charge made on the last day of such 12-month period for purposes of calculating the Fixed Charge Coverage Ratio under this clause (ii) for any subsequent proposed payment to fund a Specified Prepayment)),

39 166856726_9 (B) Availability, (1) at all times during the 30 consecutive days immediately preceding the date of such Specified Prepayment, calculated on a pro forma basis as if such proposed Specified Prepayment was made on the first day of such period, and (2) after giving effect to such Specified Prepayment, is not less than $2,500,000, and (C) Liquidity, (1) at all times during the 30 consecutive days immediately preceding the date of such proposed Specified Prepayment, calculated on a pro forma basis as if such proposed Specified Prepayment was made on the first day of such period and (2) after giving effect to such proposed Specified Prepayment, is not less than 15% of the Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and Administrative Borrower has delivered a certificate to Agent certifying that all conditions described in clauses (a) and (b) above have been satisfied. “Payment Recipient” has the meaning specified therefor in Section 17.16 of this Agreement. “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV or Section 302 of ERISA or Sections 412 or 430 of the Code sponsored, maintained, or contributed to by any Loan Party or ERISA Affiliate or to which any Loan Party or ERISA Affiliate has any liability, contingent or otherwise. “Perfection Certificate” means a certificate in the form of Exhibit P-1 to this Agreement. “Periodic Term SOFR Determination Day” has the meaning specified therefor in the definition of “Term SOFR”. “Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment. “Permitted Dispositions” means: (a) sales, abandonment, or other dispositions of Equipment that is substantially worn, damaged, or obsolete or no longer used or useful in the ordinary course of business and leases or subleases of Real Property not useful in the conduct of the business of the Loan Parties and their Subsidiaries, (b) sales of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents and Permitted Policy Investments in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (d) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (e) the granting of Permitted Liens, (f) the sale or discount, in each case without recourse, of accounts receivable (other than Eligible Accounts and Eligible Credit Card Receivables) arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (g) any involuntary loss, damage or destruction of property, 40 166856726_9 (h) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property, (i) the leasing or subleasing of assets of any Loan Party or its Subsidiaries in the ordinary course of business, (j) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of Administrative Borrower, (k) (i) the lapse of registered patents, trademarks, copyrights and other intellectual property of any Loan Party or any of its Subsidiaries to the extent not economically desirable in the conduct of its business, or (ii) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse is not materially adverse to the interests of the Lender Group, (l) the making of Restricted Payments that are expressly permitted to be made pursuant to this Agreement, (m) the making of Permitted Investments, (n) sales, transfers or other dispositions of assets (i) from a Borrower to another Borrower, (ii) from any Loan Party or any of its Subsidiaries (other than any Borrower) to a Loan Party, and (iii) from any Subsidiary of any Loan Party that is not a Loan Party to any other Subsidiary of any Loan Party; provided that (x) such sales, transfers and Dispositions from any Loan Party to any Foreign Subsidiary are made (I) not in violation of the terms of Inventory Letter Agreement and (II) in the ordinary course of business consistent with the past practices of the Loan Parties and (y) no such sales, transfers and Dispositions shall be made from a Loan Party or any of its Subsidiaries to any Immaterial Subsidiary, (o) dispositions of Equipment or Real Property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property; provided, that to the extent the property being transferred constitutes Collateral, such replacement property shall constitute Collateral, (p) [Reserved], (q) dispositions of property pursuant to a Sale–Leaseback that (i) is made for cash consideration in an amount not less than the fair market value of such fixed or capital asset and is consummated within 90 days after such Loan Party or such Subsidiary acquires or completes the construction of such fixed or capital asset, and (ii) the aggregate fair market value of all assets disposed of pursuant to this clause (q) would not exceed $500,000, (r) dispositions of Third-Party Term Loan Priority Collateral permitted by and subject to the terms and conditions of the Intercreditor Agreement and (s) sales or dispositions of fixed assets (including intangible property related to such fixed assets) not otherwise permitted in clauses (a) through (q) above so long as made at fair market value and the aggregate fair market value of all assets disposed of in fiscal year (including the proposed disposition) would not exceed $2,000,000;

41 166856726_9 provided, that if, as of any date of determination, sales or dispositions by the Loan Parties during the period of time from the first day of the month in which such date of determination occurs until such date of determination, either individually or in the aggregate, involve $500,000 or more of assets included in the Borrowing Base (based on the fair market value of the assets so disposed) (the “Threshold Amount”), then Borrowers shall have, prior to consummation of the sale or disposition that causes the assets included in the Borrowing Base that are disposed of during such period to exceed the Threshold Amount, delivered to Agent an updated Borrowing Base Certificate that reflects the removal of the applicable assets from the Borrowing Base. Notwithstanding anything to the contrary contained in this definition, no other asset included in the determination of the Borrowing Base (other than Dispositions described in clause (d), (k) or (n) above) shall be the subject of any transfer, sale or disposition (in each case, pursuant to a Disposition, a Permitted Investment, a Permitted Lien or otherwise) to any non-Loan Party in compliance with this definition above unless before and after giving effect to any such Disposition, no Event of Default shall have occurred and be continuing and, at least three (3) Business Days prior to the consummation of such Disposition, the Administrative Borrower shall have delivered to the Agent an updated Borrowing Base Certificate excluding the assets subject to such Disposition from the calculations thereunder. “Permitted Indebtedness” means: (a) Indebtedness in respect of the Obligations, (b) Indebtedness as of the Closing Date set forth on Schedule 4.14 to this Agreement and any Refinancing Indebtedness in respect of such Indebtedness, (c) (i) Permitted Purchase Money Indebtedness, (ii) Indebtedness (other than Indebtedness for borrowed money) arising out of Sale–Leaseback permitted under clause (q) of the definition of Permitted Dispositions, and (iii) any Refinancing Indebtedness in respect of any such Indebtedness under the immediately preceding clauses (i) and (ii), (d) Indebtedness arising in connection with the endorsement of instruments or other payment items for deposit, (e) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations; (ii) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions; and (iii) unsecured guarantees with respect to Indebtedness of any Loan Party or one of its Subsidiaries, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness, (f) [Reserved], (g) [Reserved], (h) Indebtedness incurred in the ordinary course of business under performance, bid, surety, statutory, or appeal bonds, (i) Indebtedness owed to any Person providing worker’s compensation, health, disability, or other employee benefits or property, casualty, liability, or other insurance to any Loan Party or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year, 42 166856726_9 (j) the incurrence by any Loan Party or its Subsidiaries of Indebtedness under Hedge Agreements that is incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with such Loan Party’s or such Subsidiary’s operations and not for speculative purposes, (k) Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, debit cards, stored value cards, commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”), or Cash Management Services, (l) unsecured Indebtedness of any Loan Party owing to employees, former employees, former officers, directors, or former directors (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase or redemption by such Loan Party of the Equity Interests of Administrative Borrower that has been issued to such Persons as of the Closing Date, so long as (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $100,000, and (iii) such Indebtedness is subordinated in right of payment to the Obligations on terms and conditions reasonably acceptable to Agent, (m) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Acquisitions, (n) Indebtedness comprising Permitted Investments, (o) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business, (p) [reserved], (q) Indebtedness in an aggregate outstanding principal amount not to exceed $1,000,000 at any time outstanding for all Subsidiaries of each Loan Party that are CFCs; provided, that such Indebtedness is not directly or indirectly recourse to any of the Loan Parties or of their respective assets, (r) accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness, and (s) the Third-Party Term Loan Obligations incurred pursuant to the Third-Party Term Loan Documents, provided that the maximum principal amount of the Third-Party Term Loan Obligations will not exceed the Maximum Term Loan Facility Amount (as defined in the Intercreditor Agreement as in effect on the date hereof) plus, without duplication, any unpaid interest, fees, indemnification obligations, and/or other reimbursable costs and expenses which may be added to the principal balance of the Third- Party Term Loan Obligations, and any Refinancing Indebtedness in respect thereof to the extent not prohibited by the Intercreditor Agreement, and (t) any other unsecured Indebtedness incurred by any Loan Party or any of its Subsidiaries in an aggregate outstanding amount not to exceed $5,000,000 at any one time. “Permitted Intercompany Advances” means loans made by (a) a Loan Party to another Loan Party, (b) a Subsidiary of a Loan Party that is not a Loan Party to another Subsidiary of a Loan Party that is not a

43 166856726_9 Loan Party, (c) a Subsidiary of a Loan Party that is not a Loan Party to a Loan Party, so long as the parties thereto are party to the Intercompany Subordination Agreement, and (d) a Loan Party to a Subsidiary of a Loan Party that is not a Loan Party so long as, solely for purposes of this clause (d), (i) the aggregate amount of all such loans (by type, not by the borrower) does not exceed $2,500,000 outstanding at any one time, (ii) at the time of the making of such loan, no Event of Default has occurred and is continuing or would result therefrom, and (iii) Borrowers have Availability of $40,000,000 or greater immediately after giving effect to each such loan. “Permitted Investments” means: (a) Investments in cash and Cash Equivalents, (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries, (e) Investments owned by any Loan Party or any of its Subsidiaries on the Amendment No. 4 Effective Date and set forth on Schedule P-1 to this Agreement, (f) guarantees permitted under the definition of Permitted Indebtedness, (g) Permitted Intercompany Advances, (h) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims, (i) deposits of cash made in the ordinary course of business to secure performance of operating leases, (j) (i) non-cash loans and advances to employees, officers, and directors of a Loan Party or any of its Subsidiaries for the purpose of purchasing Equity Interests in Administrative Borrower so long as the proceeds of such loans are used in their entirety to purchase such Equity Interests in Administrative Borrower, and (ii) loans and advances to employees and officers of a Loan Party or any of its Subsidiaries in the ordinary course of business for any other business purpose and in an aggregate amount not to exceed $250,000 at any one time, (k) [reserved], (l) Investments in the form of capital contributions and the acquisition of Equity Interests made by any Loan Party in any other Loan Party (other than capital contributions to or the acquisition of Equity Interests of Administrative Borrower), 44 166856726_9 (m) Investments resulting from entering into (i) Bank Product Agreements, or (ii) agreements relative to obligations permitted under clause (j) of the definition of Permitted Indebtedness, (n) equity Investments by any Loan Party in any Subsidiary of such Loan Party which is required by law to maintain a minimum net capital requirement or as may be otherwise required by applicable law, (o) so long as no Cash Dominion Event has occurred and is continuing or would result therefrom, Special Foreign Subsidiary Investments; provided, however, if a Cash Dominion Event has occurred and is continuing but no Event of Default has occurred and its continuing or would result therefrom, Special Foreign Subsidiary Investments may be made in any month solely for the purpose of funding payroll and/or rent of Nautilus Swiss and/or Nautilus Fitness Equipments, as the case may be, in an aggregate amount not to exceed $850,000 in the ordinary course of business and consistent with past practices; provided further, from and after date an Event of Default has occurred and remains continuing or would result therefrom, no Special Foreign Subsidiary Investments may be made, (p) Permitted Policy Investments, and (q) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $5,000,000 during the term of this Agreement. Notwithstanding anything to the contrary contained in this definition, no asset included in the determination of any Borrowing Base shall be the subject of any Investment to any non-Loan Party in compliance with this definition above unless before and after giving effect to any such Disposition, no Event of Default shall have occurred and be continuing and, at least three (3) Business Days prior to the consummation of such Disposition, the Administrative Borrower shall have delivered to the Agent updated Borrowing Base Certificate excluding the assets subject to such Investment from the calculations thereunder. Notwithstanding anything to the contrary contained herein, other than Investments permitted pursuant to clause (e), no Loan Party shall, nor permit any of its Subsidiaries to, make any Investments in any Immaterial Subsidiary. “Permitted Liens” means: (a) Liens granted to, or for the benefit of, Agent to secure the Obligations, (b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests, (c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of this Agreement, (d) Liens set forth on Schedule P-2 to this Agreement; provided, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 to this Agreement shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof, (e) the interests of lessors under operating leases and non-exclusive licensors under license agreements,

45 166856726_9 (f) purchase money Liens on fixed assets or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the fixed asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the fixed asset purchased or acquired or any Refinancing Indebtedness in respect thereof, (g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (h) Liens on amounts deposited to secure any Borrower’s and its Subsidiaries’ obligations in connection with worker’s compensation or other unemployment insurance, (i) Liens on amounts deposited to secure any Borrower’s and its Subsidiaries’ obligations in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (j) Liens on amounts deposited to secure any Borrower’s and its Subsidiaries’ reimbursement obligations with respect to surety or appeal bonds obtained in the ordinary course of business, (k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, (l) to the extent constituting a Lien, non-exclusive licenses of patents, trademarks, copyrights and other intellectual property to the extent permitted pursuant to clause (d) of the definition of “Permitted Disposition”, (m) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness, (n) rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such Deposit Accounts in the ordinary course of business, (o) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness, (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods, (q) [Reserved], (r) [Reserved], (s) Liens or rights of setoff against credit balances of Borrowers with Credit Card Issuers or Credit Card Processors or amounts owing by such Credit Card Issuers or Credit Card Processors to Borrowers in the ordinary course of business, but not Liens on or rights of setoff against any other 46 166856726_9 property or assets of Borrowers, pursuant to the Credit Card Agreements to secure the obligations of Borrowers to the Credit Card Issuers or Credit Card Processors as a result of fees and chargebacks, (t) Liens arising out of Sale–Leaseback permitted under clause (q) of the definition of Permitted Dispositions, (u) Liens in favor of Third-Party Term Loan Agent securing Third-Party Term Loan Obligations so long as such Liens are subject to the Intercreditor Agreement, and (v) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $1,000,000. “Permitted Policy Investments” means Investments permitted in accordance with Administrative Borrower’s investment policy delivered to Agent prior to the Amendment No. 4 Effective Date and adopted by the Board of Directors of Administrative Borrower as in effect as of the Amendment No. 4 Effective Date or as otherwise updated from time to time in consultation with Agent and otherwise reasonably satisfactory to Agent. “Permitted Protest” means the right of any Loan Party or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), Taxes (other than payroll Taxes or Taxes that are the subject of a United States federal tax lien), or rental payment; provided, that (a) a reserve with respect to such obligation is established on such Loan Party’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by such Loan Party or its Subsidiary, as applicable, in good faith, and (c) Agent is reasonably satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity (unless Agent has taken a Reserve (or has elected to not take a Reserve at a time that Borrowers have sufficient Availability therefor) for the amount of Tax or rental payment), or priority of any of Agent’s Liens. “Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred after the Closing Date and at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof, in an aggregate principal amount outstanding at any one time not in excess of $2,500,000. “Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof. “Platform” has the meaning specified therefor in Section 17.9(c) of this Agreement. “Post-Increase Revolver Lenders” has the meaning specified therefor in Section 2.14 of this Agreement. “Pre-Increase Revolver Lenders” has the meaning specified therefor in Section 2.14 of this Agreement. “Projections” means Borrowers’ forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Borrowers’ historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

47 166856726_9 “Pro Rata Share” means, as of any date of determination: (a) with respect to a Lender’s obligation to make all or a portion of the Revolving Loans, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the Revolving Loans, and with respect to all other computations and other matters related to the Revolver Commitments or the Revolving Loans, the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders, (b) with respect to a Lender’s obligation to participate in the Letters of Credit, with respect to such Lender’s obligation to reimburse Issuing Bank, and with respect to such Lender’s right to receive payments of Letter of Credit Fees, and with respect to all other computations and other matters related to the Letters of Credit, the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders; provided, that if all of the Revolving Loans have been repaid in full and all Revolver Commitments have been terminated, but Letters of Credit remain outstanding, Pro Rata Share under this clause shall be the percentage obtained by dividing (A) the Letter of Credit Exposure of such Lender, by (B) the Letter of Credit Exposure of all Lenders, (c) [Reserved], and (d) with respect to all other matters and for all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of this Agreement), the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.1; provided, that if all of the Loans have been repaid in full and all Commitments have been terminated, Pro Rata Share under this clause shall be the percentage obtained by dividing (A) the Letter of Credit Exposure of such Lender, by (B) the Letter of Credit Exposure of all Lenders. “Protective Advances” has the meaning specified therefor in Section 2.3(d)(i) of this Agreement. “Public Lender” has the meaning specified therefor in Section 17.9(c) of this Agreement. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” has the meaning specified therefor in Section 17.15 of this Agreement. “Qualified Cash” means, as of any date of determination, the amount of unrestricted cash, Cash Equivalents, and Permitted Policy Investments of the Loan Parties and their Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States. “Qualified Cash Amount” means, as of any date of determination, the lesser of (a) the amount of Qualified Cash, if any, in excess of $20,000,000, and (b) $15,000,000; provided, that if, as of any date of determination, the amount of Qualified Cash does not exceed $20,000,000, then the Qualified Cash Amount as of such date determination shall be $0. “Qualified Equity Interests” means and refers to any Equity Interests issued by Administrative Borrower (and not by one or more of its Subsidiaries) that is not a Disqualified Equity Interest. 48 166856726_9 “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Loan Party or one of its Subsidiaries and the improvements thereto. “Real Property Collateral” means any Real Property hereafter acquired by any Loan Party or one of its Subsidiaries with a fair market value in excess of $500,000.00. “Receivable Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain with respect to the Eligible Accounts, the Eligible Credit Card Receivables, or the Maximum Revolver Amount. “Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form. “Reference Period” has the meaning set forth in the definition of EBITDA. “Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as: (a) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto, (b) such refinancings, renewals, or extensions do not result in a shortening of the final stated maturity or the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially adverse to the interests of the Lenders, (c) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, (d) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended, (e) if the Indebtedness that is refinanced, renewed or extended was unsecured, such refinancing, renewal or extension shall be unsecured, and (f) if the Indebtedness that is refinanced, renewed, or extended was secured (i) such refinancing, renewal, or extension shall be secured by substantially the same or less collateral as secured such refinanced, renewed or extended Indebtedness on terms no less favorable to Agent or the Lender Group and (ii) the Liens securing such refinancing, renewal or extension shall not have a priority more senior than the Liens securing such Indebtedness that is refinanced, renewed or extended. “Register” has the meaning set forth in Section 13.1(h) of this Agreement. “Registered Loan” has the meaning set forth in Section 13.1(h) of this Agreement.

49 166856726_9 “Related Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Relevant Governmental Body” means the Board of Governors or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors or the Federal Reserve Bank of New York, or any successor thereto. “Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws. “Replacement Lender” has the meaning specified therefor in Section 2.13(b) of this Agreement. “Report” has the meaning specified therefor in Section 15.16 of this Agreement. “Required Lenders” means, at any time, Lenders having or holding more than 50% of the sum of the aggregate Revolving Loan Exposure of all Lenders; provided, that (i) the Revolving Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Required Lenders, and (ii) at any time there are two or more Lenders (who are not Affiliates of one another or Defaulting Lenders), “Required Lenders” must include at least two Lenders (who are not Affiliates of one another). “Reserves” means, as of any date of determination, Inventory Reserves, Receivable Reserves, Bank Product Reserves, and those other reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including reserves with respect to (a) sums that any Loan Party or its Subsidiaries are required to pay under any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases including, without limitation, ad valorem, real estate, personal property, sales, claims of the PBGC and other Taxes which may have priority over the interests of the Agent in the ABL Priority Collateral) and has failed to pay, and (b) amounts owing by any Loan Party or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral) with respect to the Borrowing Base or the Maximum Revolver Amount. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means (a) any declaration or payment of any dividend or the making of any other payment or distribution, directly or indirectly, on account of Equity Interests issued by Administrative Borrower or any of its Subsidiaries (including any payment in connection with any merger or consolidation involving Administrative Borrower) or to the direct or indirect holders of Equity Interests issued by Administrative Borrower or any of its Subsidiaries in their capacity as such (other than dividends or distributions payable in Qualified Equity Interests issued by Administrative Borrower or any of its 50 166856726_9 Subsidiaries), or (b) any purchase, redemption, making of any sinking fund or similar payment, or other acquisition or retirement for value (including in connection with any merger or consolidation involving Administrative Borrower) any Equity Interests issued by Administrative Borrower or any of its Subsidiaries, or (c) any making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of Administrative Borrower now or hereafter outstanding. “Revolver Commitment” means, with respect to each Revolving Lender, its Revolver Commitment, and, with respect to all Revolving Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Revolving Lender’s name under the applicable heading on Schedule C-1 to this Agreement or in the Assignment and Acceptance or Increase Joinder pursuant to which such Revolving Lender became a Revolving Lender under this Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of this Agreement, and as such amounts may be decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) hereof. “Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding Revolving Loans (inclusive of Swing Loans and Protective Advances), plus (b) the amount of the Letter of Credit Usage. “Revolving Lender” means a Lender that has a Revolving Loan Exposure or Letter of Credit Exposure. “Revolving Loan Base Rate Margin” has the meaning set forth in the definition of Applicable Margin. “Revolving Loan Exposure” means, with respect to any Revolving Lender, as of any date of determination (a) prior to the termination of the Revolver Commitments, the amount of such Lender’s Revolver Commitment, and (b) after the termination of the Revolver Commitments, the aggregate outstanding principal amount of the Revolving Loans of such Lender. “Revolving Loan SOFR Margin” has the meaning set forth in the definition of Applicable Margin. “Revolving Loans” has the meaning specified therefor in Section 2.1(a) of this Agreement. “Sale–Leaseback” means any transaction or series of related transactions pursuant to which Administrative Borrower or any of its Subsidiaries (a) disposes of any property, real or personal (other than Accounts, Credit Card Receivables, Inventory, or IP), used or useful in its business, whether now owned or hereafter acquired, and (b) as part of such transaction or such series of related transactions, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property so disposed of. “Sanctioned Entity” means (a) a country or territory or a government of a country or territory, (b) an agency of the government of a country or territory, (c) an organization directly or indirectly controlled by a country or territory or its government, or (d) a Person resident in or determined to be resident in a country or territory, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country sanctions program administered and enforced by OFAC. “Sanctioned Person” means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority, (b) a Person or legal entity that is a target

51 166856726_9 of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above. “Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) Her Majesty’s Treasury of the United Kingdom, or (e) any other Governmental Authority with jurisdiction over any member of Lender Group or any Loan Party or any of their respective Subsidiaries or Affiliates. “S&P” has the meaning specified therefor in the definition of Cash Equivalents. “SEC” means the United States Securities and Exchange Commission and any successor thereto. “Securities Account” means a securities account (as that term is defined in the Code). “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute. “Settlement” has the meaning specified therefor in Section 2.3(e)(i) of this Agreement. “Settlement Date” has the meaning specified therefor in Section 2.3(e)(i) of this Agreement. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Deadline” has the meaning specified therefor in Section 2.12(b)(i) of this Agreement. “SOFR Loan” means each portion of a Revolving Loan that bears interest at a rate determined by reference to Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”). “SOFR Margin” means the Revolving Loan SOFR Margin. “SOFR Notice” means a written notice in the form of Exhibit S-1 to this Agreement. “SOFR Option” has the meaning specified therefor in Section 2.12(a) of this Agreement. “Solvent” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’s assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, (c) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to 52 166856726_9 fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Special Foreign Subsidiary Investments” means any payments, advances, or other Investments made by any Loan Party to Nautilus Swiss and/or Nautilus Fitness Equipments in the ordinary course of business and consistent with past practices, whether pursuant to intercompany service agreements or otherwise, which permit Nautilus Swiss and/or Nautilus Fitness Equipments to fund (i) payroll, rent, and/or miscellaneous nominal travel and office expenses of Nautilus Swiss or Nautilus Fitness Equipments, as the case may be, in the ordinary course of business and consistent with past practices and/or (ii) fees as may be required to maintain the existence or effect the dissolution or liquidation of Nautilus Swiss and/or Nautilus Fitness Equipments or as otherwise required by applicable law. “Specified Prepayment” means any voluntary prepayment of the Third-Party Term Loan Obligations (or any declaration of any such prepayment). “Springing Trigger Event” means if at any time Availability is less than the greater of (i) 12.5% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (ii) $11,000,000. “Standard Letter of Credit Practice” means, for Issuing Bank, any domestic or foreign law or letter of credit practices applicable in the city in which Issuing Bank issued the applicable Letter of Credit or, for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit. “Subject Holder” has the meaning specified therefor in Section 2.4(e)(v) of this Agreement. “Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the Equity Interests having ordinary voting power to elect a majority of the Board of Directors of such corporation, partnership, limited liability company, or other entity. “Supermajority Lenders” means, at any time, Revolving Lenders having or holding more than 66-2/3% of the aggregate Revolving Loan Exposure of all Revolving Lenders; provided, that (i) the Revolving Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Supermajority Lenders, and (ii) at any time there are two or more Revolving Lenders (who are not Affiliates of one another), “Supermajority Lenders” must include at least two Revolving Lenders (who are not Affiliates of one another or Defaulting Lenders). “Supported QFC” has the meaning specified therefor in Section 17.15 of this Agreement. “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swing Lender” means Wells Fargo or any other Lender that, at the request of Borrowers and with the consent of Agent agrees, in such Lender’s sole discretion, to become the Swing Lender under Section 2.3(b) of this Agreement.

53 166856726_9 “Swing Loan” has the meaning specified therefor in Section 2.3(b) of this Agreement. “Swing Loan Exposure” means, as of any date of determination with respect to any Lender, such Lender’s Pro Rata Share of the Swing Loans on such date. “Tax Lender” has the meaning specified therefor in Section 14.2(a) of this Agreement. “Taxes” means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities with respect thereto. “Term Pushdown Reserve” means the “Term Pushdown Reserve” as defined in the Third-Party Term Loan Agreement; provided that changes in the amount of such Term Pushdown Reserve shall be subject to Section 3.10 {Term Pushdown Reserve} of the Intercreditor Agreement. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. 54 166856726_9 “Third-Party Term Loan Agent” means (a) Crystal Financial, LLC d/b/a SLR Credit Solutions, in its capacity as the “Agent” under and as defined in the Third-Party Term Loan Agreement, (b) any successor to Crystal Financial, LLC d/b/a SLR Credit Solutions, by assignment or otherwise, and (c) any other party that may become agent or trustee under the Third-Party Term Loan Agreement in connection with a refinancing, renewal or replacement thereof in accordance with the Intercreditor Agreement. “Third-Party Term Loan Aggregate Borrowing Base” means the “Aggregate Borrowing Base” as that term is defined in the Third-Party Term Loan Agreement. “Third-Party Term Loan” means the “Term Loan” as defined in the Third-Party Term Loan Agreement. “Third-Party Term Loan Agreement” means that certain Term Loan Credit Agreement dated on or about the Amendment No. 4 Effective Date by and among Nautilus, certain other Subsidiaries of Nautilus, the Third-Party Term Loan Lenders from time to time party thereto, and Third-Party Term Loan Agent, as in effect on the date hereof or as amended, restated, amended and restated, supplemented or modified from time to time, and any replacement credit agreement entered into pursuant to any Refinancing Indebtedness in respect thereof, in each case in accordance with the Intercreditor Agreement. “Third-Party Term Loan Borrowing Bases” means the “Borrowing Bases” as defined in the Third- Party Term Loan Agreement. “Third-Party Term Loan Borrowing Base Certificate” means the “Term Loan Borrowing Base Certificate” as defined in the Third-Party Term Loan Agreement. “Third-Party Term Loan Documents” means the Third-Party Term Loan Agreement and all other agreements and instruments executed in connection therewith, in each case as in effect on the date hereof or as amended, restated, amended and restated, supplemented or modified from time to time in accordance with the Intercreditor Agreement. “Third-Party Term Loan Lenders” means the “Lenders,” (or any analogous term) as defined in the Third-Party Term Loan Agreement. “Third-Party Term Loan Line Cap” means the “Line Cap” as defined in the Third-Party Term Loan Agreement. “Third-Party Term Loan Obligations” means the Obligations as defined in the Third-Party Term Loan Agreement. “Third-Party Term Loan Priority Collateral” means the “Term Loan Priority Collateral” as defined in the Intercreditor Agreement. “Trademark Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “TTM EBITDA” means, as of any date of determination, EBITDA of Borrowers determined on a consolidated basis in accordance with GAAP, for the 12 month period most recently ended. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any version or revision thereof accepted by Issuing Bank for use.

55 166856726_9 “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unfinanced Capital Expenditures” means Capital Expenditures (a) not financed with the proceeds of any incurrence of Indebtedness (other than the incurrence of any Revolving Loans or the Third-Party Term Loan), the proceeds of any sale or issuance of Equity Interests or equity contributions, the proceeds of any asset sale (other than the sale of Inventory in the ordinary course of business) or any insurance proceeds, and (b) that are not reimbursed by a third person (excluding any Loan Party or any of its Affiliates) in the period such expenditures are made pursuant to a written agreement. “United States” means the United States of America. “Unused Line Fee” has the meaning specified therefor in Section 2.10(b) of this Agreement. “US Octane Fitness” means US Octane Fitness Limited, a company organized under the laws of Hong Kong and a wholly-owned Subsidiary of Nautilus. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.3(a), 2.3(c) and 2.12(b), in each case, such day is also a Business Day. “U.S. Special Resolution Regimes” has the meaning specified therefor in Section 17.15 of this Agreement. “Voidable Transfer” has the meaning specified therefor in Section 17.8 of this Agreement. “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Withdrawal Liability” means liability with respect to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised 56 166856726_9 under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Notwithstanding anything to the contrary herein or in any other Loan Document, any reference to a defined term as defined in the Third-Party Term Loan Agreement or any other Third-Party Term Loan Document shall refer to the definition of such term as in effect on Amendment No. 4 Effective Date (including with respect to any component definitions (or any sub-component definitions)), except with respect to any amendment or modification thereto (or to any component definitions (or any sub-component definitions)) that is permitted by this Agreement or the Intercreditor Agreement or is otherwise consented to by the Agent. 1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, that if Administrative Borrower notifies Agent that Borrowers request an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Agent notifies Administrative Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Agent and Borrowers agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Lenders and Borrowers after such Accounting Change conform as nearly as possible to their respective positions immediately before such Accounting Change took effect and, until any such amendments have been agreed upon and agreed to by the Required Lenders, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. When used herein, the term “financial statements” shall include the notes and schedules thereto. Whenever the term “Borrowers” is used in respect of a financial covenant or a related definition, it shall be understood to mean the Loan Parties and their Subsidiaries on a consolidated basis, unless the context clearly requires otherwise. Notwithstanding anything to the contrary contained herein, (a) all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards Board’s Accounting Standards Codification Topic 825 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof, (b) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board’s Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, and (c) the term “unqualified opinion” as used herein to refer to opinions or reports provided by accountants shall mean an opinion or report that is (i) unqualified, and (ii) does not include any explanation, supplemental comment, or other comment concerning the ability of the applicable Person to continue as a going concern or concerning the scope of the audit. 1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. 1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words

57 166856726_9 “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all Lender Group Expenses that have accrued and are unpaid regardless of whether demand has been made therefor, and (iii) all fees or charges that have accrued hereunder or under any other Loan Document (including the Letter of Credit Fee and the Unused Line Fee) and are unpaid, (b) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, (c) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (d) the receipt by Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Obligations, (e) the payment or repayment in full in immediately available funds of all other outstanding Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (f) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record. 1.5 Time References. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, all references to time of day refer to Central standard time or Central daylight saving time, as in effect in Chicago, Illinois, on such day. For purposes of the computation of a period of time from a specified date to a later specified date, unless otherwise expressly provided, the word “from” means “from and including” and the words “to” and “until” each means “to and including”; provided, that with respect to a computation of fees or interest payable to Agent or any Lender, such period shall in any event consist of at least one full day. 1.6 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference. 1.7 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different 58 166856726_9 jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 1.8 Rates. Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.12(d)(iii), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to a Borrower. Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 2. LOANS AND TERMS OF PAYMENT. 2.1 Revolving Loans. (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Revolving Lender agrees (severally, not jointly or jointly and severally) to make revolving loans (“Revolving Loans”) to Borrowers in an amount at any one time outstanding not to exceed the lesser of: (i) such Lender’s Revolver Commitment, or (ii) such Lender’s Pro Rata Share of an amount equal to the lesser of: (A) the amount equal to (1) the Maximum Revolver Amount, less (2) the sum of (y) the Letter of Credit Usage at such time, plus (z) the principal amount of Swing Loans outstanding at such time, and (B) the amount equal to (1) the Borrowing Base as of such date (based upon the most recent Borrowing Base Certificate delivered by Borrowers to Agent, as adjusted for Reserves established by Agent in accordance with Section 2.1(c)), less (2) the sum of (x) the Letter of Credit Usage at such time, plus (y) the principal amount of Swing Loans outstanding at such time.

59 166856726_9 (b) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Revolving Loans, together with interest accrued and unpaid thereon, shall constitute Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they otherwise become due and payable pursuant to the terms of this Agreement. (c) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right (but not the obligation) at any time, in the exercise of its Permitted Discretion, to establish and increase or decrease Reserves and against the Borrowing Base or the Maximum Revolver Amount; provided, that Agent shall notify Borrowers at the time any such Reserve in a material amount is to be established or increased, but a non-willful failure of Agent to so notify Borrowers shall not be a breach of this Agreement and shall not cause such establishment or increase of any such Reserve to be ineffective. The amount of any Reserve established by Agent, and any changes to the eligibility criteria set forth in the definitions of Eligible Accounts, Eligible Credit Card Receivables, Eligible Inventory, Eligible Finished Goods Inventory, Eligible Spare Parts Inventory and Eligible In-Transit Inventory, shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve or change in eligibility and shall not be duplicative of any other reserve established and currently maintained or eligibility criteria. Upon notice of or establishment or increase in Reserves, Agent agrees to make itself available to discuss the Reserve or increase, and Borrowers may take such action as may be required so that the event, condition, circumstance, or fact that is the basis for such Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of Agent to establish or change such Reserve, unless Agent shall have determined, in its Permitted Discretion, that the event, condition, other circumstance, or fact that was the basis for such Reserve or such change no longer exists or has otherwise been adequately addressed by Borrowers. 2.2 [Reserved] 2.3 Borrowing Procedures and Settlements. (a) Procedure for Borrowing Revolving Loans. Each Borrowing shall be made by a written request by an Authorized Person delivered to Agent (which may be delivered through Agent’s electronic platform or portal) and received by Agent no later than 1:00 p.m. (i) on the Business Day that is the requested Funding Date in the case of a request for a Swing Loan, (ii) on the Business Day that is one Business Day prior to the requested Funding Date in the case of a request for a Base Rate Loan, and (iii) on the U.S. Government Securities Business Day that is three U.S. Government Securities Business Days prior to the requested Funding Date in the case of a request for a SOFR Loan, specifying (A) the amount of such Borrowing, and (B) the requested Funding Date (which shall be a Business Day); provided, that Agent may, in its sole discretion, elect to accept as timely requests that are received later than 1:00 p.m. on the applicable Business Day or U.S. Government Securities Business Day, as applicable. All Borrowing requests which are not made on- line via Agent’s electronic platform or portal shall be subject to (and unless Agent elects otherwise in the exercise of its sole discretion, such Borrowings shall not be made until the completion of) Agent’s authentication process (with results satisfactory to Agent) prior to the funding of any such requested Revolving Loan. (b) Making of Swing Loans. In the case of a Revolving Loan and so long as any of (i) the aggregate amount of Swing Loans made since the last Settlement Date, minus all payments or other amounts applied to Swing Loans since the last Settlement Date, plus the amount of the requested Swing Loan does not exceed the greater of 10% of the Maximum Revolver Amount and 60 166856726_9 $10,000,000, or (ii) Swing Lender, in its sole discretion, agrees to make a Swing Loan notwithstanding the foregoing limitation, Swing Lender shall make a Revolving Loan (any such Revolving Loan made by Swing Lender pursuant to this Section 2.3(b) being referred to as a “Swing Loan” and all such Revolving Loans being referred to as “Swing Loans”) available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds in the amount of such Borrowing to the Designated Account. Each Swing Loan shall be deemed to be a Revolving Loan hereunder and shall be subject to all the terms and conditions (including Section 3) applicable to other Revolving Loans, except that all payments (including interest) on any Swing Loan shall be payable to Swing Lender solely for its own account. Subject to the provisions of Section 2.3(d)(ii), Swing Lender shall not make and shall not be obligated to make any Swing Loan if Swing Lender has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any Swing Loan. The Swing Loans shall be secured by Agent’s Liens, constitute Revolving Loans and Obligations, and bear interest at the rate applicable from time to time to Revolving Loans that are Base Rate Loans. (c) Making of Revolving Loans. (i) In the event that Swing Lender is not obligated to make a Swing Loan, then after receipt of a request for a Borrowing pursuant to Section 2.3(a)(i), Agent shall notify the Lenders by telecopy, telephone, email, or other electronic form of transmission, of the requested Borrowing; such notification to be sent on the Business Day or U.S. Government Securities Business Day, as applicable, that is (A) in the case of a Base Rate Loan, at least one Business Day prior to the requested Funding Date, or (B) in the case of a SOFR Loan, prior to 1:00 p.m. at least three U.S. Government Securities Business Days prior to the requested Funding Date. If Agent has notified the Lenders of a requested Borrowing on the Business Day that is one Business Day prior to the Funding Date, then each Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, not later than noon on the Business Day that is the requested Funding Date. After Agent’s receipt of the proceeds of such Revolving Loans from the Lenders, Agent shall make the proceeds thereof available to Borrowers on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided, that subject to the provisions of Section 2.3(d)(ii), no Lender shall have an obligation to make any Revolving Loan, if (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date. (ii) Unless Agent receives notice from a Lender prior to 11:30 a.m. on the Business Day that is the requested Funding Date relative to a requested Borrowing as to which Agent has notified the Lenders of a requested Borrowing that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers a corresponding amount. If, on the requested Funding Date, any Lender shall not have remitted the full amount that it is required to make available to Agent in immediately available funds and if Agent has made available to Borrowers such amount on the requested Funding Date, then such Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, no later than noon on the Business Day that is the first Business

61 166856726_9 Day after the requested Funding Date (in which case, the interest accrued on such Lender’s portion of such Borrowing for the Funding Date shall be for Agent’s separate account). If any Lender shall not remit the full amount that it is required to make available to Agent in immediately available funds as and when required hereby and if Agent has made available to Borrowers such amount, then that Lender shall be obligated to immediately remit such amount to Agent, together with interest at the Defaulting Lender Rate for each day until the date on which such amount is so remitted. A notice submitted by Agent to any Lender with respect to amounts owing under this Section 2.3(c)(ii) shall be conclusive, absent manifest error. If the amount that a Lender is required to remit is made available to Agent, then such payment to Agent shall constitute such Lender’s Revolving Loan for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Revolving Loans composing such Borrowing. (d) Protective Advances and Optional Overadvances. (i) Any contrary provision of this Agreement or any other Loan Document notwithstanding (but subject to Section 2.3(d)(iv)), at any time (A) after the occurrence and during the continuance of a Default or an Event of Default, or (B) that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, Agent hereby is authorized by Borrowers and the Lenders, from time to time, in Agent’s sole discretion, to make Revolving Loans to, or for the benefit of, Borrowers, on behalf of the Revolving Lenders, that Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations) (the Revolving Loans described in this Section 2.3(d)(i) shall be referred to as “Protective Advances”). (ii) Any contrary provision of this Agreement or any other Loan Document notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and either Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Revolving Loans (including Swing Loans) to Borrowers notwithstanding that an Overadvance exists or would be created thereby, so long as (A) after giving effect to such Revolving Loans, the outstanding Revolver Usage does not exceed the Borrowing Base by more than 10% of the Borrowing Base, and (B) subject to Section 2.3(d)(iv) below, after giving effect to such Revolving Loans, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount. In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by this Section 2.3(d), regardless of the amount of, or reason for, such excess, Agent shall notify the Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value, in which case Agent may make such Overadvances and provide notice as promptly as practicable thereafter), and the Lenders with Revolver Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrowers intended to reduce, within a reasonable time, the outstanding principal amount of the Revolving Loans to Borrowers to an amount permitted by the preceding sentence. In such circumstances, if any Lender with a Revolver Commitment objects to the proposed terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders. 62 166856726_9 (iii) Each Protective Advance and each Overadvance (each, an “Extraordinary Advance”) shall be deemed to be a Revolving Loan hereunder, except that no Extraordinary Advance shall be eligible to be a SOFR Loan. Prior to Settlement of any Extraordinary Advance, all payments with respect thereto, including interest thereon, shall be payable to Agent solely for its own account. Each Revolving Lender shall be obligated to settle with Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such Lender’s Pro Rata Share of any Extraordinary Advance. The Extraordinary Advances shall be repayable on demand, secured by Agent’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Revolving Loans that are Base Rate Loans. The provisions of this Section 2.3(d) are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrowers (or any other Loan Party) in any way. (iv) Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, no Extraordinary Advance may be made by Agent if such Extraordinary Advance would cause the aggregate Revolver Usage to exceed the Maximum Revolver Amount or any Lender’s Pro Rata Share of the Revolver Usage to exceed such Lender’s Revolver Commitments; provided that Agent may make Extraordinary Advances in excess of the foregoing limitations so long as such Extraordinary Advances that cause the aggregate Revolver Usage to exceed the Maximum Revolver Amount or a Lender’s Pro Rata Share of the Revolver Usage to exceed such Lender’s Revolver Commitments are for Agent’s sole and separate account and not for the account of any Lender. No Lender shall have an obligation to settle with Agent for such Extraordinary Advances that cause the aggregate Revolver Usage to exceed the Maximum Revolver Amount or a Lender’s Pro Rata Share of the Revolver Usage to exceed such Lender’s Revolver Commitments as provided in Section 2.3(e) (or Section 2.3(g), as applicable). (e) Settlement. It is agreed that each Lender’s funded portion of the Revolving Loans is intended by the Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding Revolving Loans. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Revolving Loans (including Swing Loans and Extraordinary Advances) shall take place on a periodic basis in accordance with the following provisions: (i) Agent shall request settlement (“Settlement”) with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent in its sole discretion (1) on behalf of Swing Lender, with respect to the outstanding Swing Loans, (2) for itself, with respect to the outstanding Extraordinary Advances, and (3) with respect to any Loan Party’s or any of their Subsidiaries’ payments or other amounts received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 4:00 p.m. on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Revolving Loans (including Swing Loans and Extraordinary Advances) for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(g)): (y) if the amount of the Revolving Loans (including Swing Loans and Extraordinary Advances) made by a Lender that is not a Defaulting Lender exceeds such Lender’s Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances) as of a Settlement Date, then Agent shall, by no later than 2:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances), and (z) if the amount of the Revolving Loans (including Swing Loans

63 166856726_9 and Extraordinary Advances) made by a Lender is less than such Lender’s Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances) as of a Settlement Date, such Lender shall no later than 2:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loans or Extraordinary Advances and, together with the portion of such Swing Loans or Extraordinary Advances representing Swing Lender’s Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate. (ii) In determining whether a Lender’s balance of the Revolving Loans (including Swing Loans and Extraordinary Advances) is less than, equal to, or greater than such Lender’s Pro Rata Share of the Revolving Loans (including Swing Loans and Extraordinary Advances) as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. (iii) Between Settlement Dates, Agent, to the extent Extraordinary Advances or Swing Loans are outstanding, may pay over to Agent or Swing Lender, as applicable, any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Extraordinary Advances or Swing Loans. Between Settlement Dates, Agent, to the extent no Extraordinary Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to Swing Lender’s Pro Rata Share of the Revolving Loans. If, as of any Settlement Date, payments or other amounts of the Loan Parties or their Subsidiaries received since the then immediately preceding Settlement Date have been applied to Swing Lender’s Pro Rata Share of the Revolving Loans other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders (other than a Defaulting Lender if Agent has implemented the provisions of Section 2.3(g)), to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each such Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Extraordinary Advances, and each Lender with respect to the Revolving Loans other than Swing Loans and Extraordinary Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable. (iv) Anything in this Section 2.3(e) to the contrary notwithstanding, in the event that a Lender is a Defaulting Lender, Agent shall be entitled to refrain from remitting settlement amounts to the Defaulting Lender and, instead, shall be entitled to elect to implement the provisions set forth in Section 2.3(g). (f) Notation. Consistent with Section 13.1(h), Agent, as a non-fiduciary agent for Borrowers, shall maintain a register showing the principal amount and stated interest of the Revolving Loans owing to each Lender, including the Swing Loans owing to Swing Lender, and Extraordinary 64 166856726_9 Advances owing to Agent, and the interests therein of each Lender, from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate. (g) Defaulting Lenders. (i) Notwithstanding the provisions of Section 2.4(b)(iii), Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender’s benefit or any proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments (A) first, to Agent to the extent of any Extraordinary Advances that were made by Agent and that were required to be, but were not, paid by Defaulting Lender, (B) second, to Swing Lender to the extent of any Swing Loans that were made by Swing Lender and that were required to be, but were not, paid by the Defaulting Lender, (C) third, to Issuing Bank, to the extent of the portion of a Letter of Credit Disbursement that was required to be, but was not, paid by the Defaulting Lender, (D) fourth, to each Non-Defaulting Lender ratably in accordance with their Commitments (but, in each case, only to the extent that such Defaulting Lender’s portion of a Revolving Loan (or other funding obligation) was funded by such other Non-Defaulting Lender), (E) fifth, in Agent’s sole discretion, to a suspense account maintained by Agent, the proceeds of which shall be retained by Agent and may be made available to be re-advanced to or for the benefit of Borrowers (upon the request of Borrowers and subject to the conditions set forth in Section 3.2) as if such Defaulting Lender had made its portion of Revolving Loans (or other funding obligations) hereunder, and (F) sixth, from and after the date on which all other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (L) of Section 2.4(b)(iii). Subject to the foregoing, Agent may hold and, in its discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Pro Rata Share in connection therewith) and for the purpose of calculating the fee payable under Section 2.10(b), such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero; provided, that the foregoing shall not apply to any of the matters governed by Section 14.1(a)(i) through (iii). The provisions of this Section 2.3(g) shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which all of the Non-Defaulting Lenders, Agent, Issuing Bank, and Borrowers shall have waived, in writing, the application of this Section 2.3(g) to such Defaulting Lender, or (z) the date on which such Defaulting Lender makes payment of all amounts that it was obligated to fund hereunder, pays to Agent all amounts owing by Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder (on which earlier date, so long as no Event of Default has occurred and is continuing, any remaining cash collateral held by Agent pursuant to Section 2.3(g)(ii) shall be released to Borrowers). The operation of this Section 2.3(g) shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to Agent, Issuing Bank, or to the Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrowers, at their option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (other than Bank Product Obligations, but

65 166856726_9 including (1) all interest, fees, and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Pro Rata Share of its participation in the Letters of Credit); provided, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups’ or Borrowers’ rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 2.3(g) and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.3(g) shall control and govern. (ii) If any Swing Loan or Letter of Credit is outstanding at the time that a Lender becomes a Defaulting Lender then: (A) such Defaulting Lender’s Swing Loan Exposure and Letter of Credit Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all Non-Defaulting Lenders’ Pro Rata Share of Revolver Usage plus such Defaulting Lender’s Swing Loan Exposure and Letter of Credit Exposure does not exceed the total of all Non-Defaulting Lenders’ Revolver Commitments and (y) the conditions set forth in Section 3.2 are satisfied at such time; (B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, Borrowers shall within one Business Day following notice by the Agent (x) first, prepay such Defaulting Lender’s Swing Loan Exposure (after giving effect to any partial reallocation pursuant to clause (A) above), and (y) second, cash collateralize such Defaulting Lender’s Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (A) above), pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, for so long as such Letter of Credit Exposure is outstanding; provided, that Borrowers shall not be obligated to cash collateralize any Defaulting Lender’s Letter of Credit Exposure if such Defaulting Lender is also Issuing Bank; (C) if Borrowers cash collateralize any portion of such Defaulting Lender’s Letter of Credit Exposure pursuant to this Section 2.3(g)(ii), Borrowers shall not be required to pay any Letter of Credit Fees to Agent for the account of such Defaulting Lender pursuant to Section 2.6(b) with respect to such cash collateralized portion of such Defaulting Lender’s Letter of Credit Exposure during the period such Letter of Credit Exposure is cash collateralized; (D) to the extent the Letter of Credit Exposure of the Non-Defaulting Lenders is reallocated pursuant to this Section 2.3(g)(ii), then the Letter of Credit Fees payable to the Non- Defaulting Lenders pursuant to Section 2.6(b) shall be adjusted in accordance with such Non- Defaulting Lenders’ Letter of Credit Exposure; (E) to the extent any Defaulting Lender’s Letter of Credit Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.3(g)(ii), then, without prejudice to any rights or remedies of Issuing Bank or any Lender hereunder, all Letter of Credit Fees that would have otherwise been payable to such Defaulting Lender under Section 2.6(b) with respect to such portion of such Letter of Credit Exposure shall instead be payable to Issuing Bank until such portion of such Defaulting Lender’s Letter of Credit Exposure is cash collateralized or reallocated; 66 166856726_9 (F) so long as any Lender is a Defaulting Lender, the Swing Lender shall not be required to make any Swing Loan and Issuing Bank shall not be required to issue, amend, or increase any Letter of Credit, in each case, to the extent (x) the Defaulting Lender’s Pro Rata Share of such Swing Loans or Letter of Credit cannot be reallocated pursuant to this Section 2.3(g)(ii), or (y) the Swing Lender or Issuing Bank, as applicable, has not otherwise entered into arrangements reasonably satisfactory to the Swing Lender or Issuing Bank, as applicable, and Borrowers to eliminate the Swing Lender’s or Issuing Bank’s risk with respect to the Defaulting Lender’s participation in Swing Loans or Letters of Credit; and (G) Agent may release any cash collateral provided by Borrowers pursuant to this Section 2.3(g)(ii) to Issuing Bank and Issuing Bank may apply any such cash collateral to the payment of such Defaulting Lender’s Pro Rata Share of any Letter of Credit Disbursement that is not reimbursed by Borrowers pursuant to Section 2.11(d). Subject to Section 17.14, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (h) Independent Obligations. All Revolving Loans (other than Swing Loans and Extraordinary Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loan (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder. 2.4 Payments; Reductions of Commitments; Prepayments. (a) Payments by Borrowers. (i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent’s Account for the account of the Lender Group and shall be made in immediately available funds, no later than 3:30 p.m. on the date specified herein; provided that, for the avoidance of doubt, any payments deposited into a Controlled Account shall be deemed not to be received by Agent on any Business Day unless immediately available funds have been credited to Agent’s Account prior to 3:30 p.m. on such Business Day. Any payment received by Agent in immediately available funds in Agent’s Account later than 3:30 p.m. shall be deemed to have been received (unless Agent, in its sole discretion, elects to credit it on the date received) on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day. (ii) Unless Agent receives notice from Borrowers prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

67 166856726_9 (b) Apportionment and Application. (i) So long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all principal and interest payments received by Agent shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses received by Agent (other than fees or expenses that are for Agent’s separate account or for the separate account of Issuing Bank) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee or expense relates. (ii) Subject to Section 2.4(b)(v), Section 2.4(d)(ii), and Section 2.4(e), all payments to be made hereunder by Borrowers shall be remitted to Agent and all such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, to reduce the balance of the Revolving Loans outstanding and, thereafter, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iii) At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows: (A) first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents and to pay interest and principal on Extraordinary Advances that are held solely by Agent pursuant to the terms of Section 2.3(d)(iv), until paid in full, (B) second, to pay any fees or premiums then due to Agent under the Loan Documents, until paid in full, (C) third, to pay interest due in respect of all Protective Advances, until paid in full, (D) fourth, to pay the principal of all Protective Advances, until paid in full, (E) fifth, ratably, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Lenders under the Loan Documents, until paid in full, (F) sixth, ratably, to pay any fees or premiums then due to any of the Lenders under the Loan Documents, until paid in full, (G) seventh, to pay interest accrued in respect of the Swing Loans, until paid in full, (H) eighth, to pay the principal of all Swing Loans, until paid in full, (I) ninth, ratably, to pay interest accrued in respect of the Revolving Loans (other than Protective Advances and Swing Loans), until paid in full, (J) tenth, ratably (1) ratably, to pay the principal of all Revolving Loans (other than Protective Advances and Swing Loans), until paid in full, 68 166856726_9 (2) to Agent, to be held by Agent, for the benefit of Issuing Bank (and for the ratable benefit of each of the Lenders that have an obligation to pay to Agent, for the account of Issuing Bank, a share of each Letter of Credit Disbursement), as cash collateral in an amount up to 103% of the Letter of Credit Usage (to the extent permitted by applicable law, such cash collateral shall be applied to the reimbursement of any Letter of Credit Disbursement as and when such disbursement occurs and, if a Letter of Credit expires undrawn, the cash collateral held by Agent in respect of such Letter of Credit shall, to the extent permitted by applicable law, be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof), (3) ratably to (y) the Bank Product Providers based upon amounts then certified by each applicable Bank Product Provider to Agent (in form and substance satisfactory to Agent) to be due and payable to such Bank Product Provider on account of Bank Product Obligations, and (z) with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Bank Product Obligations owed to the applicable Bank Product Provider as and when such amounts first become due and payable) and, if and at such time as all such Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof, (K) eleventh, to pay any other Obligations other than Obligations owed to Defaulting Lenders, (L) twelfth, ratably to pay any Obligations owed to Defaulting Lenders; and (M) thirteenth, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iv) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e). (v) In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(ii) shall not apply to any payment made by Borrowers to Agent and specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document. (vi) For purposes of Section 2.4(b)(iii), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding. (vii) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict

69 166856726_9 that cannot be resolved as aforesaid, (A) if the conflict relates to the provisions of Section 2.3(g) and this Section 2.4, then the provisions of Section 2.3(g) shall control and govern, and (B) if otherwise, then the terms and provisions of this Section 2.4 shall control and govern. (c) Reduction of Commitments. (i) Revolver Commitments. The Revolver Commitments shall terminate on the Maturity Date or earlier termination thereof pursuant to the terms of this Agreement. Borrowers may reduce the Revolver Commitments, without premium or penalty, to an amount not less than the greater of (A) $10,000,000 and (B) the sum of (1) the Revolver Usage as of such date, plus (2) the principal amount of all Revolving Loans not yet made as to which a request has been given by Borrowers under Section 2.3(a), plus (3) the amount of all Letters of Credit not yet issued as to which a request has been given by Borrowers pursuant to Section 2.11(a). Each such reduction shall be in an amount which is not less than $5,000,000 and integral multiples of $1,000,000 in excess thereof (unless the Revolver Commitments are being reduced to $10,000,000 and the amount of the Revolver Commitments in effect immediately prior to such reduction are less than $15,000,000), shall be made by providing not less than five Business Days prior written notice to Agent, and shall be irrevocable. The Revolver Commitments, once reduced, may not be increased. Each such reduction of the Revolver Commitments shall reduce the Revolver Commitments of each Lender proportionately in accordance with its ratable share thereof. In connection with any reduction in the Revolver Commitments prior to the Maturity Date, if any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrowers shall deliver to Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the Federal Reserve Board. (ii) [Reserved]. (d) Optional Prepayments. (i) Revolving Loans. Borrowers may prepay the principal of any Revolving Loan at any time in whole or in part, without premium or penalty. (ii) [Reserved]. (e) Mandatory Prepayments. (i) Borrowing Base. If, at any time, (A) the Revolver Usage on such date exceeds (B) the lesser of (x) the Borrowing Base reflected in the Borrowing Base Certificate most recently delivered by Borrowers to Agent, or (y) the Maximum Revolver Amount, in all cases as adjusted for Reserves established by Agent in accordance with Section 2.1(c), then Borrowers shall promptly, but in any event, within one Business Day, prepay the Obligations in accordance with Section 2.4(f) in an aggregate amount equal to the amount of such excess. (ii) [Reserved]. (iii) Dispositions. Within one Business Day of the date of receipt by any Loan Party or any of its Subsidiaries of the Net Cash Proceeds of any voluntary or involuntary sale or disposition of assets of any Loan Party or any of its Subsidiaries (including Net Cash Proceeds of insurance or arising from casualty losses or condemnations and payments in lieu thereof, but excluding Net Cash Proceeds from sales or dispositions which qualify as Permitted Dispositions under 70 166856726_9 clauses (a), (b), (c), (d), (e), (j), (k), (l), (m), (n), or (o) of the definition of Permitted Dispositions), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of such Net Cash Proceeds received by such Person in connection with such sales or dispositions; provided, that: (A) to the extent that any such Net Cash Proceeds are proceeds of Third-Party Term Loan Priority Collateral, such Net Cash Proceeds shall be subject to the payment requirements and other terms and conditions of the Intercreditor Agreement; (B) so long as (1) no Default or Event of Default shall have occurred and is continuing or would result therefrom, (2) Borrowers shall have given Agent prior written notice of Borrowers’ intention to apply such monies to the costs of replacement of the properties or assets that are the subject of such sale or disposition or the cost of purchase or construction of other assets useful in the business of such Loan Party or its Subsidiaries, (3) the monies are held in a Deposit Account in which Agent has a perfected first-priority security interest (other than Liens in favor of the Third-Party Term Loan Agent and permitted pursuant to the terms of hereof and the Intercreditor Agreement), and (4) such Loan Party or its Subsidiary, as applicable, completes such replacement, purchase, or construction within 90 days after the initial receipt of such monies, then the Loan Party or such Loan Party’s Subsidiary whose assets were the subject of such disposition shall have the option to apply such monies to the costs of replacement of the assets that are the subject of such sale or disposition or the costs of purchase or construction of other assets useful in the business of such Loan Party or such Subsidiary unless and to the extent that such applicable period shall have expired without such replacement, purchase, or construction being made or completed, in which case, any amounts remaining in the Deposit Account referred to in clause (3) above shall be paid to Agent and applied in accordance with Section 2.4(f); provided that the foregoing shall not prohibit the Agent from issuing an Activation Instruction (as defined in the Guaranty and Security Agreement), initiating cash dominion or otherwise taking remedies with respect to such Deposit Account in accordance with the terms of the Loan Documents; provided further, that no Loan Party nor any of its Subsidiaries shall have the right to use such Net Cash Proceeds to make such replacements, purchases, or construction in excess of $2,500,000 in any given fiscal year; and (C) nothing contained in this Section 2.4(e)(iii) shall permit any Loan Party or any of its Subsidiaries to sell or otherwise dispose of any assets other than in accordance with Section 6.4. (iv) Extraordinary Receipts. Subject to the terms of the Intercreditor Agreement, within one Business Day of the date of receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts. (v) Indebtedness. Subject to the terms of the Intercreditor Agreement, within one Business Day of the date of incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such incurrence. The provisions of this Section 2.4(e)(v) shall not be deemed to be implied consent to any such incurrence otherwise prohibited by the terms of this Agreement.

71 166856726_9 (vi) Equity. Subject to the terms of the Intercreditor Agreement, within one Business Day of the date of the issuance by any Loan Party or any of its Subsidiaries of any Equity Interests (other than (A) in the event that any Loan Party or any of its Subsidiaries forms any Subsidiary in accordance with the terms hereof, the issuance by such Subsidiary of Equity Interests to such Loan Party or such Subsidiary, as applicable, (B) the issuance of Equity Interests by Administrative Borrower to any Person that is an equity holder of Administrative Borrower prior to such issuance (a “Subject Holder”) so long as such Subject Holder did not acquire any Equity Interests of Administrative Borrower so as to become a Subject Holder concurrently with, or in contemplation of, the issuance of such Equity Interests to such Subject Holder, (C) the issuance of Equity Interests of Administrative Borrower to directors, officers and employees of Administrative Borrower and its Subsidiaries pursuant to employee stock option plans (or other employee incentive plans or other compensation arrangements) approved by the Board of Directors, and (D) the issuance of Equity Interests by a Subsidiary of a Loan Party to its parent or member in connection with the contribution by such parent or member to such Subsidiary of the proceeds of an issuance described in clauses (A) through (D) above), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such issuance. The provisions of this Section 2.4(e)(vi) shall not be deemed to be implied consent to any such issuance otherwise prohibited by the terms of this Agreement. (f) Application of Payments. Subject to the terms of the Intercreditor Agreement, each prepayment pursuant to Section 2.4 shall, (1) so long as no Application Event shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Revolving Loans until paid in full, and second, to cash collateralize the Letters of Credit in an amount equal to 103% of the then outstanding Letter of Credit Usage, and (2) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iii). 2.5 Promise to Pay; Promissory Notes. (a) Borrowers agree to pay the Lender Group Expenses on the earlier of (i) the first day of the month following the date on which the applicable Lender Group Expenses were first incurred, or (ii) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (ii)). Borrowers promise to pay all of the Obligations (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Group Expenses)) in full on the Maturity Date or, if earlier, on the date on which the Obligations (other than the Bank Product Obligations) become due and payable pursuant to the terms of this Agreement. Borrowers agree that their obligations contained in the first sentence of this Section 2.5(a) shall survive payment or satisfaction in full of all other Obligations. (b) Any Lender may request that any portion of its Commitments or the Loans made by it be evidenced by one or more promissory notes. In such event, Borrowers shall execute and deliver to such Lender the requested promissory notes payable to the order of such Lender in a form furnished by Agent and reasonably satisfactory to Borrowers. Thereafter, the portion of the Commitments and Loans evidenced by such promissory notes and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein. 72 166856726_9 2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations. (a) Interest Rates. Except as provided in Section 2.6(c) and Section 2.12(d), all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest as follows: (i) if the relevant Obligation is a SOFR Loan, at a per annum rate equal to Term SOFR plus the SOFR Margin, and (ii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin. (b) Letter of Credit Fee. Borrowers shall pay Agent (for the ratable benefit of the Revolving Lenders), a Letter of Credit fee (the “Letter of Credit Fee”) (which fee shall be in addition to the fronting fees and commissions, other fees, charges and expenses set forth in Section 2.11(k)) that shall accrue at a per annum rate equal to the Letter of Credit Fee Margin times the average amount of the Letter of Credit Usage during the immediately preceding month. (c) Default Rate. (i) Automatically upon the occurrence and during the continuation of an Event of Default under Section 8.4 or 8.5 and (ii) upon the occurrence and during the continuation of any other Event of Default (other than an Event of Default under Section 8.4 or 8.5), at the direction of Agent or the Required Lenders, and upon written notice by Agent to Borrowers of such direction (provided, that such notice shall not be required for any Event of Default under Section 8.1), (A) all Loans and all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest at a per annum rate equal to two percentage points above the per annum rate otherwise applicable thereunder, and (B) the Letter of Credit Fee shall be increased to two percentage points above the per annum rate otherwise applicable hereunder. (d) Payment. Except to the extent provided to the contrary in Section 2.10, Section 2.11(k), or Section 2.12(a), (i) all interest and all other fees payable hereunder or under any of the other Loan Documents (other than Letter of Credit Fees) shall be due and payable, in arrears, on the first day of each month, (ii) all Letter of Credit Fees payable hereunder, and all fronting fees and all commissions, other fees, charges and expenses provided for in Section 2.11(k) shall be due and payable, in arrears, on the first Business Day of each month, and (iii) all costs and expenses payable hereunder or under any of the other Loan Documents, and all other Lender Group Expenses shall be due and payable on (x) with respect to Lender Group Expenses outstanding as of the Closing Date, the Closing Date, and (y) otherwise, the earlier of (A) the first day of the month following the date on which the applicable costs, expenses, or Lender Group Expenses were first incurred, or (B) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of the following sentence shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (B)). Borrowers hereby authorize Agent, from time to time without prior notice to Borrowers, to charge to the Loan Account (A) on the first day of each month, all interest accrued during the prior month on the Revolving Loans hereunder, (B) on the first Business Day of each month, all Letter of Credit Fees accrued or chargeable hereunder during the prior month, (C) as and when incurred or accrued, all fees and costs provided for in Section 2.10(a) or (c), (D) on the first day of each month, the Unused Line Fee accrued during the prior month pursuant to Section 2.10(b), (E) as and when due and payable, all other fees payable hereunder or under any of the other Loan Documents, (F) on the Closing Date and thereafter as and when incurred or accrued, all other Lender Group Expenses, and (G) as and when due and payable all other payment obligations

73 166856726_9 payable under any Loan Document or any Bank Product Agreement (including any amounts due and payable to the Bank Product Providers in respect of Bank Products). All amounts (including interest, fees, costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any other Loan Document or under any Bank Product Agreement) charged to the Loan Account shall thereupon constitute Revolving Loans hereunder, shall constitute Obligations hereunder, and shall initially accrue interest at the rate then applicable to Revolving Loans that are Base Rate Loans (unless and until converted into SOFR Loans in accordance with the terms of this Agreement). (e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360-day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate. (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, that anything contained herein to the contrary notwithstanding, if such rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum amount as is allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess. (g) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Agent will promptly notify Administrative Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. 2.7 Crediting Payments. The receipt of any payment item by Agent shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available funds made to Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into Agent’s Account on a Business Day on or before 3:30 p.m. If any payment item is received into Agent’s Account on a non-Business Day or after 3:30 p.m. on a Business Day (unless Agent, in its sole discretion, elects to credit it on the date received), it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. 2.8 Designated Account. Agent is authorized to make the Revolving Loans, and Issuing Bank is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d). Borrowers agree to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Revolving Loans requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by 74 166856726_9 Agent and Borrowers, any Revolving Loan or Swing Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account. 2.9 Maintenance of Loan Account; Statements of Obligations. Agent shall maintain an account on its books in the name of Borrowers (the “Loan Account”) on which Borrowers will be charged with all Revolving Loans (including Extraordinary Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrowers or for Borrowers’ account, the Letters of Credit issued or arranged by Issuing Bank for Borrowers’ account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers’ account. Agent shall make available to Borrowers monthly statements regarding the Loan Account, including the principal amount of the Revolving Loans, interest accrued hereunder, fees accrued or charged hereunder or under the other Loan Documents, and a summary itemization of all charges and expenses constituting Lender Group Expenses accrued hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after Agent first makes such a statement available to Borrowers, Borrowers shall deliver to Agent written objection thereto describing the error or errors contained in such statement. 2.10 Fees. (a) Certain Fees. Borrowers shall pay to Agent, for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter. (b) Unused Line Fee. Borrowers shall pay to Agent, for the ratable account of the Revolving Lenders, an unused line fee (the “Unused Line Fee”) in an amount equal to 0.50% per annum times the result of (i) the aggregate amount of the Revolver Commitments, less (ii) the Average Revolver Usage during the immediately preceding month (or portion thereof), which Unused Line Fee shall be due and payable, in arrears, on the first day of each month from and after the Closing Date up to the first day of the month prior to the date on which the Obligations are paid in full and on the date on which the Obligations are paid in full. (c) Field Examination and Other Fees. Subject to any limitations set forth in Section 5.7(c), Borrowers shall pay to Agent, field examination, appraisal, and valuation fees and charges, as and when incurred or chargeable, as follows (i) a fee of $1,000 per day, per examiner, plus out-of-pocket expenses (including travel, meals, and lodging) for each field examination of any Loan Party or its Subsidiaries performed by or on behalf of Agent, and (ii) the fees, charges or expenses paid or incurred by Agent if it elects to employ the services of one or more third Persons to appraise the Collateral, or any portion thereof. 2.11 Letters of Credit. (a) Subject to the terms and conditions of this Agreement, upon the request of Borrowers made in accordance herewith, and prior to the Maturity Date, Issuing Bank agrees to issue a requested standby Letter of Credit or a sight commercial Letter of Credit for the account of Borrowers. By submitting a request to Issuing Bank for the issuance of a Letter of Credit, Borrowers shall be deemed to have requested that Issuing Bank issue the requested Letter of Credit. Each request for the issuance of a Letter of Credit, or the amendment or extension of any outstanding Letter of Credit, shall be (i) irrevocable and made in writing by an Authorized Person, (ii) delivered to Agent and Issuing Bank via telefacsimile or other electronic method of transmission reasonably acceptable

75 166856726_9 to Agent and Issuing Bank and reasonably in advance of the requested date of issuance, amendment or extension, and (iii) subject to Issuing Bank’s authentication procedures with results satisfactory to Issuing Bank. Each such request shall be in form and substance reasonably satisfactory to Agent and Issuing Bank and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment or extension, identification of the Letter of Credit to be so amended or extended) as shall be necessary to prepare, amend or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as Agent or Issuing Bank may request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that Issuing Bank generally requests for Letters of Credit in similar circumstances. Issuing Bank’s records of the content of any such request will be conclusive. Anything contained herein to the contrary notwithstanding, Issuing Bank may, but shall not be obligated to, issue a Letter of Credit that supports the obligations of a Loan Party or one of its Subsidiaries in respect of x) a lease of real property, or (y) an employment contract. (b) Issuing Bank shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested issuance: (i) the Letter of Credit Usage would exceed the Letter of Credit Sublimit, or (ii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the outstanding amount of Revolving Loans (including Swing Loans), or (iii) the Letter of Credit Usage would exceed the Borrowing Base at such time less the outstanding principal balance of the Revolving Loans (inclusive of Swing Loans) at such time. (c) In the event there is a Defaulting Lender as of the date of any request for the issuance of a Letter of Credit, Issuing Bank shall not be required to issue or arrange for such Letter of Credit to the extent (i) the Defaulting Lender’s Letter of Credit Exposure with respect to such Letter of Credit may not be reallocated pursuant to Section 2.3(g)(ii), or (ii) Issuing Bank has not otherwise entered into arrangements reasonably satisfactory to it and Borrowers to eliminate Issuing Bank’s risk with respect to the participation in such Letter of Credit of the Defaulting Lender, which arrangements may include Borrowers cash collateralizing such Defaulting Lender’s Letter of Credit Exposure in accordance with Section 2.3(g)(ii). Additionally, Issuing Bank shall have no obligation to issue or extend a Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain Issuing Bank from issuing such Letter of Credit, or any law applicable to Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Issuing Bank shall prohibit or request that Issuing Bank refrain from the issuance of letters of credit generally or such Letter of Credit in particular, (B) the issuance of such Letter of Credit would violate one or more policies of Issuing Bank applicable to letters of credit generally, or (C) if amounts demanded to be paid under any Letter of Credit will not or may not be in United States Dollars. (d) Any Issuing Bank (other than Wells Fargo or any of its Affiliates) shall notify Agent in writing no later than the Business Day prior to the Business Day on which such Issuing Bank issues any Letter of Credit. In addition, each Issuing Bank (other than Wells Fargo or any of its Affiliates) shall, on the first Business Day of each week, submit to Agent a report detailing the daily undrawn amount of each Letter of Credit issued by such Issuing Bank during the prior calendar week. 76 166856726_9 Each Letter of Credit shall be in form and substance reasonably acceptable to Issuing Bank, including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Bank makes a payment under a Letter of Credit, Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement on the Business Day such Letter of Credit Disbursement is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be a Revolving Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3) and, initially, shall bear interest at the rate then applicable to Revolving Loans that are Base Rate Loans. If a Letter of Credit Disbursement is deemed to be a Revolving Loan hereunder, Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to Issuing Bank shall be automatically converted into an obligation to pay the resulting Revolving Loan. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to Section 2.11(e) to reimburse Issuing Bank, then to such Revolving Lenders and Issuing Bank as their interests may appear. (e) Promptly following receipt of a notice of a Letter of Credit Disbursement pursuant to Section 2.11(d), each Revolving Lender agrees to fund its Pro Rata Share of any Revolving Loan deemed made pursuant to Section 2.11(d) on the same terms and conditions as if Borrowers had requested the amount thereof as a Revolving Loan and Agent shall promptly pay to Issuing Bank the amounts so received by it from the Revolving Lenders. By the issuance of a Letter of Credit (or an amendment or extension of a Letter of Credit) and without any further action on the part of Issuing Bank or the Revolving Lenders, Issuing Bank shall be deemed to have granted to each Revolving Lender, and each Revolving Lender shall be deemed to have purchased, a participation in each Letter of Credit issued by Issuing Bank, in an amount equal to its Pro Rata Share of such Letter of Credit, and each such Revolving Lender agrees to pay to Agent, for the account of Issuing Bank, such Revolving Lender’s Pro Rata Share of any Letter of Credit Disbursement made by Issuing Bank under the applicable Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of Issuing Bank, such Revolving Lender’s Pro Rata Share of each Letter of Credit Disbursement made by Issuing Bank and not reimbursed by Borrowers on the date due as provided in Section 2.11(d), or of any reimbursement payment that is required to be refunded (or that Agent or Issuing Bank elects, based upon the advice of counsel, to refund) to Borrowers for any reason. Each Revolving Lender acknowledges and agrees that its obligation to deliver to Agent, for the account of Issuing Bank, an amount equal to its respective Pro Rata Share of each Letter of Credit Disbursement pursuant to this Section 2.11(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3. If any such Revolving Lender fails to make available to Agent the amount of such Revolving Lender’s Pro Rata Share of a Letter of Credit Disbursement as provided in this Section, such Revolving Lender shall be deemed to be a Defaulting Lender and Agent (for the account of Issuing Bank) shall be entitled to recover such amount on demand from such Revolving Lender together with interest thereon at the Defaulting Lender Rate until paid in full. (f) Each Borrower agrees to indemnify, defend and hold harmless each member of the Lender Group (including Issuing Bank and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including Issuing Bank, a “Letter of Credit Related Person”) (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Letter of Credit Related Person

77 166856726_9 (other than Taxes, which shall be governed by Section 16) (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of: (i) any Letter of Credit or any pre-advice of its issuance; (ii) any transfer, sale, delivery, surrender or endorsement (or lack thereof) of any Drawing Document at any time(s) held by any such Letter of Credit Related Person in connection with any Letter of Credit; (iii) any action or proceeding arising out of, or in connection with, any Letter of Credit (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit; (iv) any independent undertakings issued by the beneficiary of any Letter of Credit; (v) any unauthorized instruction or request made to Issuing Bank in connection with any Letter of Credit or requested Letter of Credit, or any error, omission, interruption or delay in such instruction or request, whether transmitted by mail, courier, electronic transmission, SWIFT, or any other telecommunication including communications through a correspondent; (vi) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated; (vii) any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds or holder of an instrument or document; (viii) the fraud, forgery or illegal action of parties other than the Letter of Credit Related Person; (ix) any prohibition on payment or delay in payment of any amount payable by Issuing Bank to a beneficiary or transferee beneficiary of a Letter of Credit arising out of Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions; (x) Issuing Bank’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; (xi) any foreign language translation provided to Issuing Bank in connection with any Letter of Credit; (xii) any foreign law or usage as it relates to Issuing Bank’s issuance of a Letter of Credit in support of a foreign guaranty including the expiration of such guaranty after the related Letter of Credit expiration date and any resulting drawing paid by Issuing Bank in connection therewith; or (xiii) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of the Letter of Credit Related Person; 78 166856726_9 provided, that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification under clauses (i) through (xiii) above to the extent that such Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. Borrowers hereby agree to pay the Letter of Credit Related Person claiming indemnity on demand from time to time all amounts owing under this Section 2.11(f). If and to the extent that the obligations of Borrowers under this Section 2.11(f) are unenforceable for any reason, Borrowers agree to make the maximum contribution to the Letter of Credit Indemnified Costs permissible under applicable law. This indemnification provision shall survive termination of this Agreement and all Letters of Credit. (g) The liability of Issuing Bank (or any other Letter of Credit Related Person) under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by Borrowers that are caused directly by Issuing Bank’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit, or (iii) retaining Drawing Documents presented under a Letter of Credit. Borrowers’ aggregate remedies against Issuing Bank and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Borrowers to Issuing Bank in respect of the honored presentation in connection with such Letter of Credit under Section 2.11(d), plus interest at the rate then applicable to Base Rate Loans hereunder. Borrowers shall take action to avoid and mitigate the amount of any damages claimed against Issuing Bank or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by Borrowers as a result of the breach or alleged wrongful conduct complained of, and (y) the amount (if any) of the loss that would have been avoided had Borrowers taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing Issuing Bank to effect a cure. (h) Borrowers are responsible for the final text of the Letter of Credit as issued by Issuing Bank, irrespective of any assistance Issuing Bank may provide such as drafting or recommending text or by Issuing Bank’s use or refusal to use text submitted by Borrowers. Borrowers understand that the final form of any Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by Issuing Bank, and Borrowers hereby consent to such revisions and changes not materially different from the application executed in connection therewith. Borrowers are solely responsible for the suitability of the Letter of Credit for Borrowers’ purposes. If Borrowers request Issuing Bank to issue a Letter of Credit for an affiliated or unaffiliated third party (an “Account Party”), (i) such Account Party shall have no rights against Issuing Bank; (ii) Borrowers shall be responsible for the application and obligations under this Agreement; and (iii) communications (including notices) related to the respective Letter of Credit shall be among Issuing Bank and Borrowers. Borrowers will examine the copy of the Letter of Credit and any other documents sent by Issuing Bank in connection therewith and shall promptly notify Issuing Bank (not later than three (3) Business Days following Borrowers’ receipt of documents from Issuing Bank) of any non-compliance with Borrowers’ instructions and of any discrepancy in any document under any presentment or other irregularity. Borrowers understand and agree that Issuing Bank is not required to extend the expiration date of any Letter of Credit for any reason. With respect to any Letter of Credit containing an “automatic amendment” to extend the expiration date of such Letter of Credit, Issuing Bank, in its sole and absolute discretion, may give notice of non-extension of such Letter of Credit and, if Borrowers do not at any time want the then current expiration date of such Letter of

79 166856726_9 Credit to be extended, Borrowers will so notify Agent and Issuing Bank at least 30 calendar days before Issuing Bank is required to notify the beneficiary of such Letter of Credit or any advising bank of such non-extension pursuant to the terms of such Letter of Credit. (i) Borrowers’ reimbursement and payment obligations under this Section 2.11 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including: (i) any lack of validity, enforceability or legal effect of any Letter of Credit, any Issuer Document, this Agreement, or any Loan Document, or any term or provision therein or herein; (ii) payment against presentation of any draft, demand or claim for payment under any Drawing Document that does not comply in whole or in part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit; (iii) Issuing Bank or any of its branches or Affiliates being the beneficiary of any Letter of Credit; (iv) Issuing Bank or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Letter of Credit even if such Drawing Document claims an amount in excess of the amount available under the Letter of Credit; (v) the existence of any claim, set-off, defense or other right that any Loan Party or any of its Subsidiaries may have at any time against any beneficiary or transferee beneficiary, any assignee of proceeds, Issuing Bank or any other Person; (vi) Issuing Bank or any correspondent honoring a drawing upon receipt of an electronic presentation under a Letter of Credit requiring the same, regardless of whether the original Drawing Documents arrive at Issuing Bank’s counters or are different from the electronic presentation; (vii) any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section 2.11(i), constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, any Borrower’s or any of its Subsidiaries’ reimbursement and other payment obligations and liabilities, arising under, or in connection with, any Letter of Credit, whether against Issuing Bank, the beneficiary or any other Person; or (viii) the fact that any Default or Event of Default shall have occurred and be continuing; provided, that subject to Section 2.11(f) above, the foregoing shall not release Issuing Bank from such liability to Borrowers as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against Issuing Bank following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of Borrowers to Issuing Bank arising under, or in connection with, this Section 2.11 or any Letter of Credit. 80 166856726_9 (j) Without limiting any other provision of this Agreement, Issuing Bank and each other Letter of Credit Related Person (if applicable) shall not be responsible to Borrowers for, and Issuing Bank’s rights and remedies against Borrowers and the obligation of Borrowers to reimburse Issuing Bank for each drawing under each Letter of Credit shall not be impaired by: (i) honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary; (ii) honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary; (iii) acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit; (iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than Issuing Bank’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter of Credit); (v) acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that Issuing Bank in good faith believes to have been given by a Person authorized to give such instruction or request; (vi) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to any Borrower; (vii) any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any Borrower or any of the parties to the underlying transaction to which the Letter of Credit relates; (viii) assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place; (ix) payment to any presenting bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it; (x) acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where Issuing Bank has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;

81 166856726_9 (xi) honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by Issuing Bank if subsequently Issuing Bank or any court or other finder of fact determines such presentation should have been honored; (xii) dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or (xiii) honor of a presentation that is subsequently determined by Issuing Bank to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons. (k) Borrowers shall pay immediately upon demand to Agent for the account of Issuing Bank as non-refundable fees, commissions, and charges (it being acknowledged and agreed that any charging of such fees, commissions, and charges to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.11(k)): (i) a fronting fee which shall be imposed by Issuing Bank equal to 0.125% per annum times the average amount of the Letter of Credit Usage during the immediately preceding month, plus (ii) any and all other customary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, Issuing Bank, or by any adviser, confirming institution or entity or other nominated person, relating to Letters of Credit, at the time of issuance of any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, extensions or cancellations). (l) If by reason of (x) any Change in Law, or (y) compliance by Issuing Bank or any other member of the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Board of Governors as from time to time in effect (and any successor thereto): (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued or caused to be issued hereunder or hereby, or any Loans or obligations to make Loans hereunder or hereby, or (ii) there shall be imposed on Issuing Bank or any other member of the Lender Group any other condition regarding any Letter of Credit, Loans, or obligations to make Loans hereunder, and the result of the foregoing is to increase, directly or indirectly, the cost to Issuing Bank or any other member of the Lender Group of issuing, making, participating in, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay within 30 days after demand therefor, such amounts as Agent may specify to be necessary to compensate Issuing Bank or any other member of the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder; provided, that (A) Borrowers shall not be required to provide any compensation pursuant to this Section 2.11(l) for any such amounts incurred more than 180 days prior to the date on which the demand for payment of such amounts is first made to Borrowers, and (B) if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section 2.11(l), as set forth in a certificate 82 166856726_9 setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto. (m) Each standby Letter of Credit shall expire not later than the date that is 12 months after the date of the issuance of such Letter of Credit; provided, that any standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods each of up to one year in duration; provided further, that with respect to any Letter of Credit which extends beyond the Maturity Date, Letter of Credit Collateralization shall be provided therefor on or before the date that is five Business Days prior to the Maturity Date. Each commercial Letter of Credit shall expire on the earlier of (i) 120 days after the date of the issuance of such commercial Letter of Credit and (ii) five Business Days prior to the Maturity Date. (n) If (i) any Event of Default shall occur and be continuing, or (ii) Availability shall at any time be less than zero, then on the Business Day following the date when the Administrative Borrower receives notice from Agent or the Required Lenders (or, if the maturity of the Obligations has been accelerated, Revolving Lenders with Letter of Credit Exposure representing greater than 50% of the total Letter of Credit Exposure) demanding Letter of Credit Collateralization pursuant to this Section 2.11(n) upon such demand, Borrowers shall provide Letter of Credit Collateralization with respect to the then existing Letter of Credit Usage. If Borrowers fail to provide Letter of Credit Collateralization as required by this Section 2.11(n), the Revolving Lenders may (and, upon direction of Agent, shall) advance, as Revolving Loans the amount of the cash collateral required pursuant to the Letter of Credit Collateralization provision so that the then existing Letter of Credit Usage is cash collateralized in accordance with the Letter of Credit Collateralization provision (whether or not the Revolver Commitments have terminated, an Overadvance exists or the conditions in Section 3 are satisfied). (o) Unless otherwise expressly agreed by Issuing Bank and Borrowers when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. (p) Issuing Bank shall be deemed to have acted with due diligence and reasonable care if Issuing Bank’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. (q) In the event of a direct conflict between the provisions of this Section 2.11 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.11 shall control and govern. (r) The provisions of this Section 2.11 shall survive the termination of this Agreement and the repayment in full of the Obligations with respect to any Letters of Credit that remain outstanding. (s) At Borrowers’ costs and expense, Borrowers shall execute and deliver to Issuing Bank such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by Issuing Bank to enable Issuing Bank to issue any Letter of Credit pursuant to this Agreement and related Issuer Document, to protect, exercise and/or enforce Issuing Banks’ rights and interests under this Agreement or to give effect to the terms and provisions of this Agreement or any Issuer Document. Each Borrower irrevocably appoints Issuing Bank as its attorney-in-fact and authorizes Issuing Bank, without notice to Borrowers, to execute and deliver

83 166856726_9 ancillary documents and letters customary in the letter of credit business that may include but are not limited to advisements, indemnities, checks, bills of exchange and issuance documents. The power of attorney granted by the Borrowers is limited solely to such actions related to the issuance, confirmation or amendment of any Letter of Credit and to ancillary documents or letters customary in the letter of credit business. This appointment is coupled with an interest. 2.12 SOFR Option. (a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option, subject to Section 2.12(b) below (the “SOFR Option”) to have interest on all or a portion of the Revolving Loans be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a SOFR Loan, or upon continuation of a SOFR Loan as a SOFR Loan) at a rate of interest based upon Term SOFR. Interest on SOFR Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto; provided, that subject to the following clauses (ii) and (iii), in the case of any Interest Period greater than three months in duration, interest shall be payable at three month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Period, (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrowers have properly exercised the SOFR Option with respect thereto, the interest rate applicable to such SOFR Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrowers no longer shall have the option to request that Revolving Loans bear interest at a rate based upon Term SOFR. (b) SOFR Election. (i) Borrowers may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the SOFR Option by notifying Agent prior to 1:00 p.m. at least three Business Days prior to the commencement of the proposed Interest Period (the “SOFR Deadline”). Notice of Borrowers’ election of the SOFR Option for a permitted portion of the Revolving Loans and an Interest Period pursuant to this Section 2.12(b) shall be made by delivery to Agent of a SOFR Notice received by Agent before the SOFR Deadline. Promptly upon its receipt of each such SOFR Notice, Agent shall provide a copy thereof to each of the affected Lenders. (ii) Each SOFR Notice shall be irrevocable and binding on Borrowers. In connection with each SOFR Loan, each Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense actually incurred by Agent or any Lender as a result of (A) the payment or required assignment of any principal of any SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (B) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto, or (C) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any SOFR Notice delivered pursuant hereto (such losses, costs, or expenses, “Funding Losses”). (iii) A certificate of Agent or a Lender delivered to Borrowers setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.12 shall be conclusive absent manifest error. Borrowers shall pay such amount to Agent or the Lender, as applicable, within 30 days of the date of its receipt of such certificate. If a payment of a SOFR Loan on a day other than the last day of the applicable Interest Period would result in a Funding Loss, Agent may, in its sole discretion at the request of Borrowers, hold the amount of such payment as cash collateral in support of the Obligations until the last day of such Interest 84 166856726_9 Period and apply such amounts to the payment of the applicable SOFR Loan on such last day of such Interest Period, it being agreed that Agent has no obligation to so defer the application of payments to any SOFR Loan and that, in the event that Agent does not defer such application, Borrowers shall be obligated to pay any resulting Funding Losses. (iv) Unless Agent, in its sole discretion, agrees otherwise, Borrowers shall have not more than five SOFR Loans in effect at any given time. Borrowers may only exercise the SOFR Option for proposed SOFR Loans of at least $1,000,000. (c) Conversion; Prepayment. Borrowers may convert SOFR Loans to Base Rate Loans or prepay SOFR Loans at any time; provided, that in the event that SOFR Loans are converted or prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any prepayment through the required application by Agent of any payments or proceeds of Collateral in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, each Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with Section 2.12(b)(ii). (d) Special Provisions Applicable to Term SOFR. (i) Term SOFR may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs (other than Taxes which shall be governed by Section 16), in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, or pursuant to any Change in Law or change in the reserve requirements imposed by the Board of Governors, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at Term SOFR. In any such event, the affected Lender shall give Borrowers and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrowers may, by notice to such affected Lender (A) require such Lender to furnish to Borrowers a statement setting forth in reasonable detail the basis for adjusting Term SOFR and the method for determining the amount of such adjustment, or (B) repay the SOFR Loans or Base Rate Loans determined with reference to Term SOFR, in each case, of such Lender with respect to which such adjustment is made (together with any amounts due under Section 2.12(b)(ii)). (ii) Subject to the provisions set forth in Section 2.12(d)(iii) below, in the event that any change in market conditions or any Change in Law shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain SOFR Loans (or Base Rate Loans determined with reference to Term SOFR) or to continue such funding or maintaining, or to determine or charge interest rates at the Term SOFR Reference Rate, Term SOFR or SOFR, such Lender shall give notice of such changed circumstances to Agent and Borrowers and Agent promptly shall transmit the notice to each other Lender and (y)(i) in the case of any SOFR Loans of such Lender that are outstanding, such SOFR Loans of such Lender will be deemed to have been converted Base Rate Loans on the last day of the Interest Period of such SOFR Loans, if such Lender may lawfully continue to maintain such SOFR Loans, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, and thereafter interest upon the SOFR Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans (and if applicable, without reference to the Term SOFR component thereof) and (ii) in the case of any such Base Rate Loans of such Lender that are outstanding and that are determined with reference to Term SOFR, interest upon the Base Rate Loans of such Lender after the date specified in such Lender’s notice shall accrue interest at the rate then applicable to Base Rate

85 166856726_9 Loans without reference to the Term SOFR component thereof and (z) Borrowers shall not be entitled to elect the SOFR Option and Base Rate Loans shall not be determined with reference to the Term SOFR component thereof, in each case, until such Lender determines that it would no longer be unlawful or impractical to do so. (iii) Benchmark Replacement Setting. (A) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Agent and Administrative Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent has posted such proposed amendment to all affected Lenders and Administrative Borrower so long as Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.12(d)(iii) will occur prior to the applicable Benchmark Transition Start Date. (B) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption, or implementation of a Benchmark Replacement, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (C) Notices; Standards for Decisions and Determinations. Agent will promptly notify Administrative Borrower and the Lenders of (1) the implementation of any Benchmark Replacement and (2) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Agent will promptly notify Administrative Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.12(d)(iii)(D). Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12(d)(iii), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12(d)(iii). (D) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (1) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Agent in its reasonable discretion or (II) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non- 86 166856726_9 compliant or non-aligned tenor and (2) if a tenor that was removed pursuant to clause (1) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (E) Benchmark Unavailability Period. Upon Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (1) Administrative Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Administrative Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (2) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (e) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to match fund any Obligation as to which interest accrues at Term SOFR or the Term SOFR Reference Rate. 2.13 Capital Requirements. (a) If, after the date hereof, Issuing Bank or any Lender determines that (i) any Change in Law regarding capital, liquidity or reserve requirements for banks or bank holding companies, or (ii) compliance by Issuing Bank or such Lender, or their respective parent bank holding companies, with any guideline, request or directive of any Governmental Authority regarding capital adequacy or liquidity requirements (whether or not having the force of law), has the effect of reducing the return on Issuing Bank’s, such Lender’s, or such holding companies’ capital or liquidity as a consequence of Issuing Bank’s or such Lender’s commitments, Loans, participations or other obligations hereunder to a level below that which Issuing Bank, such Lender, or such holding companies could have achieved but for such Change in Law or compliance (taking into consideration Issuing Bank’s, such Lender’s, or such holding companies’ then existing policies with respect to capital adequacy or liquidity requirements and assuming the full utilization of such entity’s capital) by any amount deemed by Issuing Bank or such Lender to be material, then Issuing Bank or such Lender may notify Borrowers and Agent thereof. Following receipt of such notice, Borrowers agree to pay Issuing Bank or such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 30 days after presentation by Issuing Bank or such Lender of a statement in the amount and setting forth in reasonable detail Issuing Bank’s or such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, Issuing Bank or such Lender may use any reasonable averaging and attribution methods. Failure or delay on the part of Issuing Bank or any Lender to demand compensation pursuant to this Section shall not constitute a waiver of Issuing Bank’s or such Lender’s right to demand such compensation; provided, that Borrowers shall not be required to compensate Issuing Bank or a Lender pursuant to this Section for any reductions in return incurred more than 180 days prior to the date that Issuing

87 166856726_9 Bank or such Lender notifies Borrowers of such Change in Law giving rise to such reductions and of such Lender’s intention to claim compensation therefor; provided further, that if such claim arises by reason of the Change in Law that is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (b) If Issuing Bank or any Lender requests additional or increased costs referred to in Section 2.11(l) or Section 2.12(d)(i) or amounts under Section 2.13(a) or sends a notice under Section 2.12(d)(ii) relative to changed circumstances (such Issuing Bank or Lender, an “Affected Lender”), then, at the request of Administrative Borrower, such Affected Lender shall use reasonable efforts to promptly designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Affected Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or would eliminate the illegality or impracticality of funding or maintaining SOFR Loans (or Base Rate Loans determined with reference to Term SOFR), and (ii) in the reasonable judgment of such Affected Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrowers agree to pay all reasonable out- of-pocket costs and expenses incurred by such Affected Lender in connection with any such designation or assignment. If, after such reasonable efforts, such Affected Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate Borrowers’ obligation to pay any future amounts to such Affected Lender pursuant to Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or to enable Borrowers to obtain SOFR Loans (or Base Rate Loans determined with reference to Term SOFR), then Borrowers (without prejudice to any amounts then due to such Affected Lender under Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable) may, unless prior to the effective date of any such assignment the Affected Lender withdraws its request for such additional amounts under Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or indicates that it is no longer unlawful or impractical to fund or maintain SOFR Loans (or Base Rate Loans determined with reference to Term SOFR), may designate a different Issuing Bank or substitute a Lender or prospective Lender, in each case, reasonably acceptable to Agent to purchase the Obligations owed to such Affected Lender and such Affected Lender’s commitments hereunder (a “Replacement Lender”), and if such Replacement Lender agrees to such purchase, such Affected Lender shall assign to the Replacement Lender its Obligations and commitments, and upon such purchase by the Replacement Lender, which such Replacement Lender shall be deemed to be “Issuing Bank” or a “Lender” (as the case may be) for purposes of this Agreement and such Affected Lender shall cease to be “Issuing Bank” or a “Lender” (as the case may be) for purposes of this Agreement. (c) Notwithstanding anything herein to the contrary, the protection of Sections 2.11(l), 2.12(d), and 2.13 shall be available to Issuing Bank and each Lender (as applicable) regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, judicial ruling, judgment, guideline, treaty or other change or condition which shall have occurred or been imposed, so long as it shall be customary for issuing banks or lenders affected thereby to comply therewith. Notwithstanding any other provision herein, neither Issuing Bank nor any Lender shall demand compensation pursuant to this Section 2.13 if it shall not at the time be the general policy or practice of Issuing Bank or such Lender (as the case may be) to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any. 2.14 Incremental Facilities. (a) At any time during the period from and after the Closing Date through but excluding the date that is the four-year anniversary of the Closing Date, at the option of Borrowers 88 166856726_9 (but subject to the conditions set forth in clause (b) below), the Revolver Commitments and the Maximum Revolver Amount may be increased by an amount in the aggregate for all such increases of the Revolver Commitments and the Maximum Revolver Amount not to exceed the Available Increase Amount (each such increase, an “Increase”). Agent shall invite each Lender to increase its Revolver Commitments (it being understood that no Lender shall be obligated to increase its Revolver Commitments) in connection with a proposed Increase at the interest margin proposed by Borrowers, and if sufficient Lenders do not agree to increase their Revolver Commitments in connection with such proposed Increase, then Agent or Borrowers may invite any prospective lender who is an Eligible Transferee or otherwise reasonably satisfactory to Agent and Borrowers to become a Lender in connection with a proposed Increase. Any Increase shall be in an amount of at least $5,000,000 and integral multiples of $1,000,000 in excess thereof. In no event may the Revolver Commitments and the Maximum Revolver Amount be increased pursuant to this Section 2.14 on more than two occasions in the aggregate for all such Increases. Additionally, for the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Increases to the Revolver Commitments exceed $10,000,000. (b) Each of the following shall be conditions precedent to any Increase of the Revolver Commitments and the Maximum Revolver Amount: (i) Agent or Borrowers have obtained the commitment of one or more Lenders (or other prospective lenders who are Eligible Transferees or otherwise reasonably satisfactory to Agent and Borrowers) reasonably satisfactory to Agent and Borrowers to provide the applicable Increase and any such Lenders (or such prospective lenders), Borrowers, and Agent have signed a joinder agreement to this Agreement (an “Increase Joinder”), in form and substance reasonably satisfactory to Agent, to which such Lenders (or prospective lenders), Borrowers, and Agent are party, (ii) each of the conditions precedent set forth in Section 3.2 are satisfied, (iii) in connection with any Increase, if any Loan Party or any of its Subsidiaries owns or will acquire any Margin Stock, Borrowers shall deliver to Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the Board of Governors, (iv) Borrowers have delivered to Agent updated pro forma Projections (after giving effect to the applicable Increase) for the Loan Parties and their Subsidiaries evidencing compliance on a pro forma basis with Section 7 for the twelve months (on a month-by-month basis) immediately following the proposed date of the applicable Increase, (v) The interest rate margins with respect to the Revolving Loans to be made pursuant to the increased Revolver Commitments shall be the same as the interest rate margin applicable to Revolving Loans hereunder immediately prior to the applicable Increase Date (as defined below). Any Increase Joinder may, with the consent of Agent, Borrowers and the Lenders or prospective lenders agreeing to the proposed Increase, effect such amendments to this Agreement and the other Loan Documents as may be necessary to effectuate the provisions of this Section 2.14; and (vi) if deemed necessary by Agent, Agent shall have received the written approval of the Third-Party Term Loan Agent for such Increase pursuant to the Intercreditor Agreement.

89 166856726_9 (c) Unless otherwise specifically provided herein, (i) all references in this Agreement and any other Loan Document to Revolving Loans shall be deemed, unless the context otherwise requires, to include Revolving Loans made pursuant to the increased Revolver Commitments and Maximum Revolver Amount pursuant to this Section 2.14. (d) Each of the Lenders having a Revolver Commitment prior to the Increase Date (the “Pre-Increase Revolver Lenders”) shall assign to any Lender which is acquiring a new or additional Revolver Commitment on the Increase Date (the “Post-Increase Revolver Lenders”), and such Post-Increase Revolver Lenders shall purchase from each Pre-Increase Revolver Lender, at the principal amount thereof, such interests in the Revolving Loans and participation interests in Letters of Credit on such Increase Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in Letters of Credit will be held by Pre-Increase Revolver Lenders and Post-Increase Revolver Lenders ratably in accordance with their Pro Rata Share after giving effect to such increased Revolver Commitments. (e) The Revolving Loans, Revolver Commitments, and Maximum Revolver Amount established pursuant to this Section 2.14 shall constitute Revolving Loans, Revolver Commitments, and Maximum Revolver Amount under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. Borrowers shall take any actions reasonably required by Agent to ensure and demonstrate that the Liens and security interests granted by the Loan Documents continue to be perfected under the Code or otherwise after giving effect to the establishment of any such new Revolver Commitments and Maximum Revolver Amount. 2.15 Joint and Several Liability of Borrowers. (a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender Group under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them. Accordingly, each Borrower hereby waives any and all suretyship defenses that would otherwise be available to such Borrower under applicable law. (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due, whether upon maturity, acceleration, or otherwise, or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligations until such time as all of the Obligations are paid in full, and without the need for demand, protest, or any other notice or formality. (d) The Obligations of each Borrower under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, 90 166856726_9 regularity or enforceability of the provisions of this Agreement (other than this Section 2.15(d)) or any other circumstances whatsoever. (e) Without limiting the generality of the foregoing and except as otherwise expressly provided in this Agreement, each Borrower hereby waives presentments, demands for performance, protests and notices, including notices of acceptance of its joint and several liability, notice of any Revolving Loans or any Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Agreement, notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any right to proceed against any other Borrower or any other Person, to proceed against or exhaust any security held from any other Borrower or any other Person, to protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Borrower, any other Person, or any collateral, to pursue any other remedy in any member of the Lender Group’s or any Bank Product Provider’s power whatsoever, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement), any right to assert against any member of the Lender Group or any Bank Product Provider, any defense (legal or equitable), set-off, counterclaim, or claim which each Borrower may now or at any time hereafter have against any other Borrower or any other party liable to any member of the Lender Group or any Bank Product Provider, any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor, and any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Borrower’s rights of subrogation, reimbursement, contribution, or indemnity of such Borrower against any other Borrower. Without limiting the generality of the foregoing, each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any other Borrower or any Agent or Lender. Each of the Borrowers waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall operate to toll

91 166856726_9 the statute of limitations as to each of the Borrowers. Each of the Borrowers waives any defense based on or arising out of any defense of any Borrower or any other Person, other than payment of the Obligations to the extent of such payment, based on or arising out of the disability of any Borrower or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment of the Obligations to the extent of such payment. Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent, any other member of the Lender Group, or any Bank Product Provider may have against any Borrower or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Borrowers hereunder except to the extent the Obligations have been paid. (f) Each Borrower represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of Borrowers’ financial condition and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations. (g) The provisions of this Section 2.15 are made for the benefit of Agent, each member of the Lender Group, each Bank Product Provider, and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of Agent, any member of the Lender Group, any Bank Product Provider, or any of their successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made. (h) Each Borrower hereby agrees that it will not enforce any of its rights that arise from the existence, payment, performance or enforcement of the provisions of this Section 2.15, including rights of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent, any other member of the Lender Group, or any Bank Product Provider against any Borrower, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or any member of the Lender Group hereunder or under any of the Bank Product Agreements are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of 92 166856726_9 any character, whether in cash, securities or other property, shall be made to any other Borrower therefor. If any amount shall be paid to any Borrower in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall forthwith be paid to Agent to be credited and applied to the Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Obligations or other amounts payable under this Agreement thereafter arising. Notwithstanding anything to the contrary contained in this Agreement, no Borrower may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Borrower (the “Foreclosed Borrower”), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Borrower whether pursuant to this Agreement or otherwise. 3. CONDITIONS; TERM OF AGREEMENT. 3.1 Conditions Precedent to the Initial Extension of Credit. The obligation of each Lender to make the initial extensions of credit provided for hereunder is subject to the fulfillment, to the satisfaction of Agent and each Lender, of each of the conditions precedent set forth on Schedule 3.1 to this Agreement (the making of such initial extensions of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent). 3.2 Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make any Revolving Loans hereunder (or to extend any other credit hereunder) at any time shall be subject to the following conditions precedent: (a) the representations and warranties of each Loan Party or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof. 3.3 Maturity. The Commitments shall continue in full force and effect for a term ending on the Maturity Date (unless terminated earlier in accordance with the terms hereof). 3.4 Effect of Maturity. On the Maturity Date, all commitments of the Lender Group to provide additional credit hereunder shall automatically be terminated and all of the Obligations (other than Hedge Obligations) immediately shall become due and payable without notice or demand and Borrowers shall be required to repay all of the Obligations (other than Hedge Obligations) in full. No termination of the obligations of the Lender Group (other than payment in full of the Obligations and termination of the Commitments) shall relieve or discharge any Loan Party of its duties, obligations, or covenants hereunder or under any other Loan Document and Agent’s Liens in the Collateral shall continue to secure the Obligations and shall remain in effect until all Obligations have been paid in full. When all of the Obligations have been paid in full, Agent will, at Borrowers’ sole expense,

93 166856726_9 execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent’s Liens and all notices of security interests and liens previously filed by Agent. 3.5 Early Termination by Borrowers. Borrowers have the option, at any time upon five Business Days prior written notice to Agent, to repay all of the Obligations in full and terminate the Commitments. The foregoing notwithstanding, (a) Borrowers may rescind termination notices relative to proposed payments in full of the Obligations with the proceeds of third party Indebtedness if the closing for such issuance or incurrence does not happen on or before the date of the proposed termination (in which case, a new notice shall be required to be sent in connection with any subsequent termination), and (b) Borrowers may extend the date of termination at any time with the consent of Agent (which consent shall not be unreasonably withheld or delayed). 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender Group to enter into this Agreement, each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Revolving Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Revolving Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date), and such representations and warranties shall survive the execution and delivery of this Agreement: 4.1 Due Organization and Qualification; Subsidiaries. (a) Each Loan Party and each of its Subsidiaries (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. (b) Set forth on Schedule 4.1(b) to this Agreement (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement) is a complete and accurate description of the authorized Equity Interests of each Loan Party, by class, and, as of the Amendment No. 4 Effective Date, a description of the number of shares of each such class that are issued and outstanding. (c) Set forth on Schedule 4.1(c) to this Agreement (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement), is a complete and accurate list of the Loan Parties’ direct and indirect Subsidiaries, showing: (i) the number of shares of each class of common and preferred Equity Interests authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each 94 166856726_9 such class owned directly or indirectly by Administrative Borrower. All of the outstanding Equity Interests of each such Subsidiary has been validly issued and is fully paid and non-assessable. (d) Except as set forth on Schedule 4.1(d) to this Agreement, there are no subscriptions, options, warrants, or calls relating to any shares of any Loan Party’s or any of its Subsidiaries’ Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument. No Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or any security convertible into or exchangeable for any of its Equity Interests. 4.2 Due Authorization; No Conflict. (a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party. (b) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract or any other material agreement of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any Material Contract or any other material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts or other material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect. 4.3 Governmental Consents. The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date. 4.4 Binding Obligations; Perfected Liens. (a) Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. (b) Agent’s Liens are validly created, perfected (other than (i) in respect of motor vehicles that are subject to a certificate of title, (ii) money, (iii) letter-of-credit rights (other than supporting obligations), (iv) commercial tort claims (other than those that, by the terms of the

95 166856726_9 Guaranty and Security Agreement, are required to be perfected), and (v) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 7(k)(iv) of the Guaranty and Security Agreement, and subject only to the filing of financing statements, the recordation of the Copyright Security Agreement (if any), and the recordation of the Mortgages, in each case, in the appropriate filing offices), and first-priority Liens, subject only to Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens, the interests of lessors under Capital Leases or Liens in favor of the Third-Party Term Loan Agent and permitted pursuant to the terms hereof and the Intercreditor Agreement. 4.5 Title to Assets; No Encumbrances. Each of the Loan Parties and its Subsidiaries has (a) good, sufficient and legal title to (in the case of fee interests in Real Property), (b) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (c) good and, as applicable, marketable title to (in the case of all other personal property), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby. All of such assets are free and clear of Liens except for Permitted Liens. 4.6 Litigation. (a) There are no actions, suits, or proceedings pending or, to the knowledge of any Borrower, after due inquiry, threatened in writing against a Loan Party or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect. (b) Schedule 4.6(b) to this Agreement sets forth a complete and accurate description of each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $1,000,000 that, as of the Closing Date, is pending or, to the knowledge of any Borrower, after due inquiry, threatened against a Loan Party or any of its Subsidiaries. 4.7 Compliance with Laws. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. 4.8 No Material Adverse Effect. All historical financial statements relating to the Loan Parties and their Subsidiaries that have been delivered by Borrowers to Agent have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the Loan Parties’ and their Subsidiaries’ consolidated financial condition as of the date thereof and results of operations for the period then ended. Since March 31, 2022, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Effect. 4.9 Solvency. (a) Each Loan Party is Solvent. 96 166856726_9 (b) No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party. 4.10 Employee Benefits. (a) Except as set forth on Schedule 4.10, no Loan Party, none of their Subsidiaries, nor any of their ERISA Affiliates maintains or contributes to any Pension Plan. (b) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, each Loan Party has complied in all material respects with ERISA, the IRC and all applicable laws regarding each Employee Benefit Plan. (c) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, each Employee Benefit Plan is, and has been, maintained in substantial compliance with ERISA, the IRC, all applicable laws and the terms of each such Employee Benefit Plan. (d) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, no liability to the PBGC (other than for the payment of current premiums which are not past due) by any Loan Party or ERISA Affiliate has been incurred or is expected by any Loan Party or ERISA Affiliate to be incurred with respect to any Pension Plan. (e) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, no Notification Event exists or has occurred in the past six years. (f) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, no Loan Party or ERISA Affiliate has provided any security under Section 436 of the IRC. 4.11 Environmental Condition. Except as set forth on Schedule 4.11 to this Agreement, (a) to each Borrower’s knowledge, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to each Borrower’s knowledge, after due inquiry, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) no Loan Party nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party or its Subsidiaries, and (d) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. 4.12 Complete Disclosure. All factual information taken as a whole (other than forward- looking information and projections and information of a general economic nature and general information about the industry of any Loan Party or its Subsidiaries) furnished by or on behalf of a

97 166856726_9 Loan Party or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about the industry of any Loan Party or its Subsidiaries) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Projections delivered to Agent on November 9, 2022, represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent, Borrowers’ good faith estimate, on the date such Projections are delivered, of the Loan Parties’ and their Subsidiaries’ future performance for the periods covered thereby based upon assumptions believed by Borrowers to be reasonable at the time of the delivery thereof to Agent (it being understood that such Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and their Subsidiaries, and no assurances can be given that such Projections will be realized, and although reflecting Borrowers’ good faith estimate, projections or forecasts based on methods and assumptions which Borrowers believed to be reasonable at the time such Projections were prepared, are not to be viewed as facts, and that actual results during the period or periods covered by the Projections may differ materially from projected or estimated results). As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. 4.13 Patriot Act. To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001, as amended) (the “Patriot Act”). 4.14 Indebtedness. Set forth on Schedule 4.14 to this Agreement is a true and complete list of all Indebtedness of each Loan Party and each of its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding immediately after giving effect to the closing hereunder on the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date. 4.15 Payment of Taxes. Except as otherwise permitted under Section 5.5, all Tax returns and reports of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed, and all Taxes shown on such Tax returns to be due and payable and all other Taxes upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable. Each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP for all Taxes not yet due and payable. No Borrower knows of any proposed Tax assessment against a Loan Party or any of its Subsidiaries that is not being actively contested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided, that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. 4.16 Margin Stock. Neither any Loan Party nor any of its Subsidiaries owns any Margin Stock or is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans 98 166856726_9 made to Borrowers will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors. Neither any Loan Party nor any of its Subsidiaries expects to acquire any Margin Stock. 4.17 Governmental Regulation. No Loan Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940. 4.18 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. No Loan Party or any of its Subsidiaries is in violation of any Sanctions. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance with Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee, agent and Affiliate of each such Loan Party and each such Subsidiary, is in compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any Loan made or Letter of Credit issued hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti-Corruption Law or Anti-Money Laundering Law by any Person (including any Lender, Bank Product Provider, or other individual or entity participating in any transaction). 4.19 Employee and Labor Matters. There is (i) no unfair labor practice complaint pending or, to the knowledge of any Borrower, threatened against any Loan Party or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or its Subsidiaries which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or its Subsidiaries that could reasonably be expected to result in a material liability, or (iii) to the knowledge of any Borrower, after due inquiry, no union representation question existing with respect to the employees of any Loan Party or its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any Loan Party or its Subsidiaries. None of any Loan Party or its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or

99 166856726_9 accrued as a liability on the books of Borrowers, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. 4.20 Material Customers. Set forth on Schedule 4.20 (as such Schedule may be updated from time to time in accordance with this Agreement) are the Material Customers of each Loan Party and its Subsidiaries as of the most recent date on which Borrowers provided the Compliance Certificate pursuant to Section 5.1; provided, that Borrowers may amend Schedule 4.20 to add additional Material Customers so long as such amendment occurs by written notice to Agent on the date that Borrowers provide the Compliance Certificate. 4.21 Leases. Each Loan Party and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the applicable Loan Party or its Subsidiaries exists under any of them. 4.22 Eligible Accounts; Eligible Credit Card Receivables. As to each Account that is identified by Borrowers as an Eligible Account or an Eligible Credit Card Receivable in a Borrowing Base Certificate submitted to Agent, such Account or Credit Card Receivable is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of a Borrower’s business, (b) owed to a Borrower without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, other than any portion thereof reflected as being ineligible to the extent of any defenses, disputes, offsets, counterclaims, or rights of return or cancellation reflected in such Borrowing Base Certificate, (c) in the case of Accounts, not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Accounts, and (d) in the case of Credit Card Receivables, not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Credit Card Receivables. 4.23 Eligible Inventory. As to each item of Inventory that is identified by Borrowers as Eligible Finished Goods Inventory, Eligible Spare Parts Inventory, or Eligible In-Transit Inventory in a Borrowing Base Certificate submitted to Agent, such Inventory is (a) of good and merchantable quality, free from known defects, and (b) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Inventory (in the case of Eligible In-Transit Inventory, after giving effect to any exclusions therefrom specified in the definition of Eligible In-Transit Inventory). 4.24 [Reserved]. 4.25 Location of Inventory. Except as set forth in Schedule 4.25, the Inventory of Borrowers and their Subsidiaries is not stored with a bailee, warehouseman, or similar party and is 100 166856726_9 located only at, or in-transit between, the locations identified on Schedule 4.25 to this Agreement (as such Schedule may be updated pursuant to Section 5.14). 4.26 Inventory Records. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality, and quantity of its and its Subsidiaries’ Inventory and the book value thereof. 4.27 [Reserved]. 4.28 Third-Party Term Loan Documents. Borrowers have delivered to Agent a complete and correct copy of the material Third-Party Term Loan Documents, including all schedules and exhibits thereto, executed on the Amendment No. 4 Effective Date. The execution, delivery and performance of each of the Third-Party Term Loan Documents has been duly authorized by all necessary action on the part of each Loan Party who is a party thereto. Each Third-Party Term Loan Document is the legal, valid and binding obligation of each Loan Party who is a party thereto, enforceable against each such Loan Party in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. 4.29 Immaterial Subsidiary. None of the Immaterial Subsidiaries (a) owns any assets, (b) have any liabilities, and (c) engage in any business activity. 4.30 Hedge Agreements. On each date that any Hedge Agreement is executed by any Hedge Provider, Borrower and each other Loan Party satisfy all eligibility, suitability and other requirements under the Commodity Exchange Act (7 U.S.C. § 1, et seq., as in effect from time to time) and the Commodity Futures Trading Commission regulations. 4.31 Credit Card Arrangements. Set forth on Schedule 4.31 is a reasonably detailed description of all arrangements (including, without limitation, all Credit Card Agreements) as of the Closing Date to which any Loan Party is a party with respect to the processing and/or payment to such Loan Party of the proceeds of any credit card charges, debit card charges, and charge card charges for sales made by such Loan Party. 4.32 Material Contracts. Set forth on Schedule 4.32 (as such Schedule may be updated from time to time in accordance with this Agreement) is a reasonably detailed description of the Material Contracts of each Loan Party and its Subsidiaries as of the most recent date on which Borrowers provided the Compliance Certificate pursuant to Section 5.1; provided, that Borrowers may amend Schedule 4.32 to add additional Material Contracts so long as such amendment occurs by written notice to Agent on the date that Borrowers provide the Compliance Certificate. Except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or its Subsidiary and, to each Borrower’s knowledge, after due inquiry, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified

101 166856726_9 (other than amendments or modifications permitted by Section 6.6(b)), and (c) is not in default due to the action or inaction of the applicable Loan Party or its Subsidiary. 5. AFFIRMATIVE COVENANTS. Each Borrower covenants and agrees that, until the termination of all of the Commitments and payment in full of the Obligations: 5.1 Financial Statements, Reports, Certificates. Borrowers (a) will deliver to Agent, with copies to each Lender, each of the financial statements, reports, and other items set forth on Schedule 5.1 to this Agreement no later than the times specified therein, (b) agree that no Subsidiary of a Loan Party will have a fiscal year different from that of Administrative Borrower, (c) agree to maintain a system of accounting that enables Borrowers to produce financial statements in accordance with GAAP, and (d) agree that they will, and will cause each other Loan Party to, (i) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to their and their Subsidiaries’ sales, and (ii) maintain their billing systems and practices substantially as in effect as of the Closing Date and shall only make material modifications thereto with notice to, and with the consent of, Agent. Notwithstanding anything to the contrary contained herein, financial statements, reports, and other items required to be delivered pursuant to Schedule 5.1 to this Agreement (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (x) on which the Administrative Borrower posts such documents, or provides a link thereto on the Administrative Borrower’s website on the Internet at https://www.nautilusinc.com/investors/sec-filings/; or (y) on the date which such documents are posted on the Administrative Borrower’s behalf on EDGAR or another Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided that: (1) the Borrowers shall deliver paper copies of such documents to the Agent or any Lender that requests the Borrowers to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Lender and (2) the Administrative Borrower shall notify the Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance, the Borrowers shall be required to provide paper copies of the Compliance Certificates required by Schedule 5.1 to this Agreement to the Agent. The Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. 5.2 Reporting. Borrowers (a) will deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the reports set forth on Schedule 5.2 to this Agreement at the times specified therein, and (b) agree to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth on such Schedule. Borrowers and Agent hereby agree that the delivery of the Borrowing Base Certificate through the Agent’s electronic platform or portal, subject to Agent’s authentication process, by such other electronic method as may be approved by Agent from time to time in its sole discretion, or by such other electronic input of information necessary to calculate the Borrowing Base as may be approved by Agent from time to time in its sole discretion, shall in each case be deemed to satisfy the obligation of Borrowers to deliver such Borrowing Base 102 166856726_9 Certificate, with the same legal effect as if such Borrowing Base Certificate had been manually executed by Borrowers and delivered to Agent. 5.3 Existence. Except as otherwise permitted under Section 6.3 or Section 6.4, each Loan Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect such Person’s valid existence and good standing in its jurisdiction of organization and, except as could not reasonably be expected to result in a Material Adverse Effect, good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses. 5.4 Maintenance of Properties. Each Loan Party will, and will cause each of its Subsidiaries to, maintain and preserve all of its assets that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, casualty, and condemnation and Permitted Dispositions excepted (and except where the failure to so maintain and preserve assets could not reasonably be expected to result in a Material Adverse Effect). 5.5 Taxes. Each Loan Party will, and will cause each of its Subsidiaries to, pay in full before delinquency or before the expiration of any extension period all Taxes imposed, levied, or assessed against it, or any of its assets or in respect of any of its income, businesses, or franchises, other than Taxes not in excess of $500,000 outstanding at any time and other than to the extent that the validity of such Tax is the subject of a Permitted Protest. 5.6 Insurance. (a) Each Loan Party will, and will cause each of its Subsidiaries to, at Borrowers’ expense, maintain insurance respecting each of each Loan Party’s and its Subsidiaries’ assets wherever located, covering liabilities, losses or damages as are customarily are insured against by other Persons engaged in same or similar businesses and similarly situated and located. All such policies of insurance shall be with financially sound and reputable insurance companies acceptable to Agent (it being agreed that, as of the Closing Date, the Loan Parties’ existing insurance providers as set forth in the certificates of insurance delivered to Agent on or about the Closing Date shall be deemed to be acceptable to Agent) and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and, in any event, in amount, adequacy, and scope reasonably satisfactory to Agent (it being agreed that the amount, adequacy, and scope of the policies of insurance of Borrowers in effect as of the Closing Date are acceptable to Agent). All property insurance policies are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard lender’s loss payable endorsement with a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of property and general liability insurance are to be delivered to Agent, with the lender’s loss payable and additional insured endorsements in favor of Agent and shall provide for not less than thirty days (ten days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation. Unless Borrowers provide Agent with evidence of the continuing insurance coverage required by this Agreement, Agent may purchase insurance at Borrowers’ expense to protect Agent’s and Lenders’ interests in the Collateral. This insurance may, but need not, protect each Borrower’s and each other Loan Party’s interests. The coverage that Agent purchases may, but need not, pay any claim that is made against any Borrower or any other Loan Party in connection with the Collateral. Borrowers may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrowers have obtained the insurance coverage required by this Agreement. If Agent purchases insurance for the Collateral, as set forth above, Borrowers will be

103 166856726_9 responsible for the costs of that insurance, including interest and any other charges that may be imposed with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance and the costs of the insurance may be added to the principal amount of the Loans owing hereunder. The costs of the insurance may be more than the cost of insurance that Borrowers may be able to obtain on their own. (b) Borrowers shall give Agent prompt notice of any loss exceeding $500,000 covered by the casualty or business interruption insurance of any Loan Party or its Subsidiaries. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. (c) If at any time the area in which any Real Property that is subject to a Mortgage is located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount and on terms that are satisfactory to Agent and all Lenders from time to time, and otherwise comply with the Flood Laws or as is otherwise satisfactory to Agent and all Lenders. 5.7 Inspection. (a) Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent, any Lender, and each of their respective duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees (provided, that an authorized representative of a Borrower shall be allowed to be present) at such reasonable times and intervals as Agent or any Lender, as applicable, may designate and, so long as no Default or Event of Default has occurred and is continuing, with reasonable prior notice to Borrowers and during regular business hours, at Borrowers’ expense in accordance with this Agreement and the provisions of the Fee Letter, subject to the limitations set forth below in Section 5.7(c). (b) Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent and each of its duly authorized representatives or agents to conduct field examinations, appraisals or valuations at such reasonable times and intervals as Agent may designate, at Borrowers’ expense in accordance with this Agreement and the provisions of the Fee Letter, subject to the limitations set forth below in Section 5.7(c). (c) So long as no Event of Default shall have occurred and be continuing during a calendar year, Borrowers shall not be obligated to reimburse Agent for more than (i) 2 field examinations in such calendar year (decreasing to 1 field examination per calendar year commencing with the calendar year beginning January 1, 2024) if Availability is not less than 30% of the Combined Line Cap (without giving effect to the Term Pushdown Reserve) at all times during such calendar year, (ii) 2 inventory appraisals in such calendar year (decreasing to 1 inventory appraisal) if per calendar year commencing with the calendar year beginning January 1, 2024 if Availability is not less than 30% of the Combined Line Cap (without giving effect to the Term Pushdown Reserve) at all times during such calendar year, in each case under this Section 5.7(c), except for the Field Exam (as defined in the definition of Borrowing Base) and field examinations and appraisals conducted in connection with a proposed Acquisition (whether or not consummated). For the avoidance of doubt, 104 166856726_9 the appraisals and the commercial finance examination required in Schedule 3.1 to the Third-Party Term Loan Agreement shall not be included in the determination of whether appraisals or field examinations may be undertaken pursuant to this Section 5.7(c). 5.8 Compliance with Laws. Each Loan Party will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 5.9 Environmental. Each Loan Party will, and will cause each of its Subsidiaries to, (a) Keep any property either owned or operated by any Loan Party or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) Comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) Promptly notify Agent of any release of which any Loan Party has knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Loan Party or its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance, in all material respects, with applicable Environmental Law, and (d) Promptly, but in any event within five Business Days of its receipt thereof, provide Agent with written notice of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of a Loan Party or its Subsidiaries, (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against a Loan Party or its Subsidiaries, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Authority. 5.10 Disclosure Updates. Each Loan Party will, promptly and in no event later than five Business Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to Agent or the Lenders contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto. 5.11 Formation of Subsidiaries. Each Loan Party will, at the time that any Loan Party forms or acquires any direct or indirect Subsidiary after the Closing Date, within ten days of such event (or such later date as permitted by Agent in its sole discretion) (a) cause such new Subsidiary (i) if such Subsidiary is a Domestic Subsidiary and Administrative Borrower requests, subject to the consent of Agent, that such Domestic Subsidiary be joined as a Borrower hereunder, to provide to Agent a Joinder to this Agreement, and (ii) to provide to Agent a joinder to the Guaranty and Security Agreement, in each case, together with such other security agreements (including Mortgages with respect to any Real Property owned in fee of such new Subsidiary with a fair market value of greater than $500,000), as well as appropriate financing statements (and with respect to all property subject to a Mortgage, fixture filings), all in form and substance reasonably satisfactory to Agent (including

105 166856726_9 being sufficient to grant Agent a first-priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary (other than any assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement)); provided, that the Joinder, the joinder to the Guaranty and Security Agreement, and such other security agreements shall not be required to be provided to Agent with respect to any Subsidiary of any Loan Party that is a CFC if providing such agreements would result in material adverse tax consequences or the costs to the Loan Parties of providing such guaranty or such security agreements are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security or guarantee afforded thereby, (b) provide, or cause the applicable Loan Party to provide, to Agent a pledge agreement (or an addendum to the Guaranty and Security Agreement) and appropriate certificates and powers or financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary in form and substance reasonably satisfactory to Agent; provided, that only 65% of the total outstanding voting Equity Interests of any Subsidiary (other than any Subsidiary that is, or may be, a Borrower) of a Loan Party that is a CFC shall be required to be pledged if pledging a greater amount would result in material adverse tax consequences or the costs to the Loan Parties of providing such pledge are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security afforded thereby (which pledge, if requested by Agent, shall be governed by the laws of the jurisdiction of such Subsidiary), provided that, notwithstanding anything to the contrary contained in this Section 5.11, Borrowers shall provide Agent with a pledge of all of the direct or beneficial ownership interest in any Foreign Subsidiary which Borrowers provide to the Third-Party Term Loan Agent to secure any of the Third-Party Term Loan Obligations from time to time, which pledge shall be (i) subject to the terms of the Intercreditor Agreement, (ii) provided to Agent substantially concurrent with the pledge provided to the Third-Party Term Loan Agent and (iii) granted pursuant to documentation substantially similar to that provided to Third-Party Term Loan Agent (which, if required by Third-Party Term Loan Agent, may include pledge and security documentation governed by the laws of the jurisdiction of such Subsidiary) and otherwise in form and substance reasonably satisfactory to Agent, and (c) provide to Agent all other documentation, including the Governing Documents of such Subsidiary and one or more opinions of counsel reasonably satisfactory to Agent, which, in its opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including policies of title insurance, flood certification documentation or other documentation with respect to all Real Property owned in fee and subject to a Mortgage). Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall constitute a Loan Document. 5.12 Further Assurances. Each Loan Party will, and will cause each of the other Loan Parties to, at any time upon the reasonable request of Agent, execute or deliver to Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, Mortgages, deeds of trust, opinions of counsel, and all other documents (the “Additional Documents”) that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected or to better perfect Agent’s Liens in all of the assets of each of the Loan Parties (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal) (other than any assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement) pursuant to Section 3 of the Guaranty and Security Agreement), to create and perfect Liens in favor of Agent in any Real Property acquired and owned in fee by any other Loan Party with a fair market value in excess of $500,000, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents; provided, that the foregoing shall not apply to any Subsidiary of a Loan Party that is a CFC if providing such documents would result in material adverse tax consequences or the costs to the Loan Parties of providing such documents are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security afforded thereby. To the maximum extent permitted 106 166856726_9 by applicable law, if any Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time not to exceed 5 Business Days following the request to do so, each Borrower and each other Loan Party hereby authorizes Agent to execute any such Additional Documents in the applicable Loan Party’s name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In furtherance of, and not in limitation of, the foregoing, each Loan Party shall take such actions as Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of the Loan Parties, including all of the outstanding capital Equity Interests of each Borrower and its Subsidiaries (in each case, other than with respect to any assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement) pursuant to Section 3 of the Guaranty and Security Agreement). Notwithstanding anything to the contrary contained herein (including Section 5.11 hereof and this Section 5.12) or in any other Loan Document, (x) Agent shall not accept delivery of any Mortgage from any Loan Party unless each of the Lenders has received 45 days prior written notice thereof and Agent has received confirmation from each Lender that such Lender has completed its flood insurance diligence, has received copies of all flood insurance documentation and has confirmed that flood insurance compliance has been completed as required by the Flood Laws or as otherwise satisfactory to such Lender and (y) Agent shall not accept delivery of any joinder to any Loan Document with respect to any Subsidiary of any Loan Party that is not a Loan Party, if such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation unless such Subsidiary has delivered a Beneficial Ownership Certification in relation to such Subsidiary and Agent has completed its Patriot Act searches, OFAC/PEP searches and customary individual background checks for such Subsidiary, the results of which shall be satisfactory to Agent. 5.13 [Reserved]. 5.14 Location of Inventory; Chief Executive Office. Each Loan Party will, and will cause each of its Subsidiaries to, keep (a) their Inventory only at the locations identified on Schedule 4.25 to this Agreement (provided that Borrowers may amend Schedule 4.25 to this Agreement so long as such amendment occurs by written notice to Agent not less than ten days prior to the date on which such Inventory is moved to such new location and so long as Agent has consented to such amendment and such new location is within the continental United States), and (b) their respective chief executive offices only at the locations identified on Schedule 7 to the Guaranty and Security Agreement. Subject to Section 5.18, each Loan Party will, and will cause each of its Subsidiaries to, use their commercially reasonable efforts to obtain Collateral Access Agreements for each of the locations identified on Schedule 7 to the Guaranty and Security Agreement and Schedule 4.25 to this Agreement. 5.15 Compliance with ERISA and the IRC. In addition to and without limiting the generality of Section 5.8, (a) comply in all material respects with applicable provisions of ERISA and the IRC with respect to all Employee Benefit Plans, (b) without the prior written consent of Agent and the Required Lenders, not take any action or fail to take action the result of which could result in a Loan Party or ERISA Affiliate incurring a material liability to the PBGC or to a Multiemployer Plan (other than to pay contributions or premiums payable in the ordinary course), (c) allow any facts or circumstances to exist with respect to one or more Employee Benefit Plans that, in the aggregate, reasonably could be expected to result in a Material Adverse Effect, (d) not participate in any prohibited transaction that could result in other than a non-material civil penalty excise tax, fiduciary liability or correction obligation under ERISA or the IRC, (e) operate each Employee Benefit Plan in such a manner that will not incur any material tax liability under the IRC (including Section 4980B of the IRC), and (f) furnish to Agent upon Agent’s written request such additional reasonable information about any Employee Benefit Plan for which any Loan Party or ERISA Affiliate could reasonably expect to incur any material liability. With respect to each Pension Plan, except as could

107 166856726_9 not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, the Loan Parties and the ERISA Affiliates shall (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of the IRC and of ERISA, and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to ERISA. 5.16 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. Each Loan Party will, and will cause each of its Subsidiaries to comply with all applicable Sanctions, Anti- Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries shall implement and maintain in effect policies and procedures reasonably designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. 5.17 Material Contracts. Contemporaneously with the delivery of each Compliance Certificate pursuant to Section 5.1, Borrowers will provide Agent with copies of (a) each Material Contract entered into since the delivery of the previous Compliance Certificate, and (b) each material amendment or modification of any Material Contract entered into since the delivery of the previous Compliance Certificate. 5.18 Post-Closing Obligations. The Loan Parties will complete each of the tasks and other items set forth on Schedule 5.18 no later than the times specified therein or such later date as Agent may agree in writing. 6. NEGATIVE COVENANTS. Each Borrower covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations: 6.1 Indebtedness. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness. 6.2 Liens. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens. 6.3 Restrictions on Fundamental Changes. Each Loan Party will not, and will not permit any of its Subsidiaries to, (a) enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Equity Interests, except for (i) any merger between Loan Parties; provided, that a Borrower must be the surviving entity of any such merger to which it is a party, (ii) any merger between a Loan Party and a Subsidiary of such Loan Party that is not a Loan Party so long as such Loan Party is the surviving entity of any such merger, and (iii) any merger between Subsidiaries of any Loan Party that are not Loan Parties, (b) liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation or dissolution of non-operating Subsidiaries of any Loan Party with 108 166856726_9 nominal assets and nominal liabilities, (ii) the liquidation or dissolution of a Loan Party (other than any Borrower) or any of its wholly-owned Subsidiaries so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Loan Party or Subsidiary are transferred to a Loan Party that is not liquidating or dissolving, or (iii) the liquidation or dissolution of a Subsidiary of any Loan Party that is not a Loan Party (other than any such Subsidiary the Equity Interests of which (or any portion thereof) is subject to a Lien in favor of Agent) so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Subsidiary of a Loan Party that is not liquidating or dissolving, (c) suspend or cease operating a substantial portion of its or their business, except as permitted pursuant to clauses (a) or (b) above or in connection with a transaction permitted under Section 6.4, or (d) change its classification/status for U.S. federal income tax purposes. 6.4 Disposal of Assets. Other than Permitted Dispositions or transactions expressly permitted by Sections 6.3 or 6.9, each Loan Party will not, and will not permit any of its Subsidiaries to, convey, sell, lease, license, assign, transfer, or otherwise Dispose of any of its or their assets (including by an allocation of assets among newly divided limited liability companies pursuant to a “plan of division” or pursuant to a Sale–Leaseback or other sale-and-leaseback transaction). 6.5 Nature of Business. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any change in the nature of its or their business as described in Schedule 6.5 to this Agreement or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided, that the foregoing shall not prevent any Loan Party and its Subsidiaries from engaging in any business that is reasonably related or ancillary to its or their business. 6.6 Prepayments and Amendments. Each Loan Party will not, and will not permit any of its Subsidiaries to, (a) Except in connection with Refinancing Indebtedness permitted by Section 6.1, (i) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) the Third-Party Term Loan Obligations, in accordance with Section 6.6(a)(ii), (C) Hedge Obligations, or (D) to the extent not otherwise prohibited by the Intercompany Subordination Agreement, Permitted Intercompany Advances, or (ii) prepay, redeem, defease, purchase, or otherwise acquire any of the Indebtedness under the Third-Party Term Loan Documents, whether optionally or mandatorily (other than a refinancing of such Indebtedness permitted by the terms of the Intercreditor Agreement); provided, that, in each case to the extent permitted by under the Intercreditor Agreement, Borrowers may: (A) repay the Indebtedness under Section 2.1(b) of the Third-Party Term Loan Agreement, repay the Indebtedness under Section 2.4(c) of the Third-Party Term Loan Agreement, or prepay the Indebtedness under Section 2.4(e) of the Third-Party Term Loan Agreement, in each case in accordance with the Third-Party Term Loan Agreement, and

109 166856726_9 (B) prepay the Indebtedness under Section 2.4(d) of the Third-Party Term Loan Agreement in accordance with the Third-Party Term Loan Agreement and subject to satisfaction of the Payment Conditions, or (iii) make any payment on account of Indebtedness that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions, or (b) Directly or indirectly, amend, modify, or change any of the terms or provisions of: (i) any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) subject to the Intercompany Subordination Agreement, Permitted Intercompany Advances, (D) the Third-Party Term Loan Documents to the extent such amendment or modification is permitted without the consent of Agent by the Intercreditor Agreement, and (E) Indebtedness permitted under clauses (c), (h), (j) and (k) of the definition of Permitted Indebtedness, (ii) any Material Contract (other than the Pacific Direct License Agreement) except to the extent that such amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders, (iii) any Credit Card Agreement except to the extent that such amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders, (iv) the Governing Documents of any Loan Party or any of its Subsidiaries if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders, or (v) the Pacific Direct License Agreement, unless such amendment, modification, or change is permitted pursuant to the terms of the Pacific Direct Collateral Assignment. 6.7 Restricted Payments. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any Restricted Payment; provided, that so long as it is permitted by law, (a) Administrative Borrower may make distributions to former employees, officers, or directors of Administrative Borrower (or any spouses, ex-spouses, or estates of any of the foregoing) on account of redemptions of Equity Interests of Administrative Borrower held by such Persons; provided, that (i) the aggregate amount of such redemptions made by Administrative Borrower during the term of this Agreement plus the amount of Indebtedness outstanding under clause (l) of the definition of Permitted Indebtedness, does not exceed $250,000 in the aggregate, and (ii) if such distribution is made in cash, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Administrative Borrower may make distributions to former employees, officers, or directors of Administrative Borrower (or any spouses, ex-spouses, or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to Administrative Borrower on account of repurchases of the Equity Interests of Administrative 110 166856726_9 Borrower held by such Persons; provided, that such Indebtedness was incurred by such Persons solely to acquire Equity Interests of Administrative Borrower, (c) Administrative Borrower’s Subsidiaries may make distributions to Administrative Borrower (i) in an amount sufficient to pay franchise taxes and other fees required to maintain the legal existence of the Loan Parties and their Subsidiaries to the extent actually used by Administrative Borrower to pay such taxes, costs and expenses, and (ii) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordinary course of business of the Loan Parties and their Subsidiaries, (d) each of the Borrowers may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, or (e) any Subsidiary may make a Restricted Payment to a Borrower and any Subsidiary which is not a Loan Party may make a Restricted Payment to another Subsidiary. 6.8 Accounting Methods. Each Loan Party will not, and will not permit any of its Subsidiaries to, modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP). 6.9 Investments. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment except for Permitted Investments. 6.10 Transactions with Affiliates. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction with any Affiliate of any Loan Party or any of its Subsidiaries except for: (a) transactions (other than (x) the payment of management, consulting, monitoring, or advisory fees and (y) intercompany activities in the ordinary course of business and consistent with past practices in respect of “cost-plus” arrangements and/or transfer pricing arrangements (which clauses (x) and (y) shall not be deemed to include any Special Foreign Subsidiary Investments)) between such Loan Party or its Subsidiaries, on the one hand, and any Affiliate of such Loan Party or its Subsidiaries, on the other hand, so long as such transactions (i) are fully disclosed to Agent prior to the consummation thereof, if they involve one or more payments by such Loan Party or its Subsidiaries to an Affiliate that is not a Loan Party in excess of $1,000,000 for any single transaction or series of related transactions, and (ii) are no less favorable, taken as a whole, to such Loan Party or its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate, (b) any indemnity provided for the benefit of directors (or comparable managers) of a Loan Party or one of its Subsidiaries so long as it has been approved by such Loan Party’s or such Subsidiary’s board of directors (or comparable governing body) in accordance with applicable law, (c) the payment of reasonable compensation, severance, or employee benefit arrangements to employees, officers, and outside directors of a Loan Party or one of its Subsidiaries in the ordinary course of business and consistent with industry practice so long as it has been approved

111 166856726_9 by such Loan Party’s or such Subsidiary’s board of directors (or comparable governing body) in accordance with applicable law, (d) (i) transactions solely among the Loan Parties, and (ii) transactions solely among Subsidiaries of Loan Parties that are not Loan Parties, (e) transactions permitted by Section 6.3, Section 6.7, or Section 6.9, or (f) agreements for the non-exclusive licensing of intellectual property, or distribution of products, in each case, among the Loan Parties and their Subsidiaries for the purpose of the counterparty thereof operating its business, and agreements for the assignment of intellectual property from any Loan Party or any of its Subsidiaries to any Loan Party; or (g) the execution and delivery of the Third-Party Term Loan Documents and the incurrence of the Third-Party Term Loan Obligations. 6.11 Use of Proceeds. Each Loan Party will not, and will not permit any of its Subsidiaries to, use the proceeds of any Loan made hereunder for any purpose other than (a) on the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest, and accrued fees and expenses owing under or in connection with the Existing Credit Facility, and (ii) to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, in each case, as set forth in the Flow of Funds Agreement, and (b) thereafter, consistent with the terms and conditions hereof, for their lawful and permitted purposes; provided that (x) no part of the proceeds of the Loans will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors, (y) no part of the proceeds of any Loan or Letter of Credit will be used, directly or, to Borrowers’ knowledge after due care and inquiry, indirectly, to make any payments to a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person, and (z) that no part of the proceeds of any Loan or Letter of Credit will be used, directly or, to Borrowers’ knowledge after due care and inquiry, indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti- Corruption Laws or Anti-Money Laundering Laws. 6.12 Limitation on Issuance of Equity Interests. Except for the issuance or sale of Qualified Equity Interests by Administrative Borrower, each Loan Party will not, and will not permit any of its Subsidiaries to, issue or sell any of its Equity Interests. 6.13 Inventory with Bailees. Each Borrower will not, and will not permit any of its Subsidiaries to, store its Inventory at any time with a bailee, warehouseman, or similar party except as set forth on Schedule 4.25 (as such Schedule may be amended in accordance with Section 5.14). 6.14 Acquisition of Third-Party Term Loan Debt. No Loan Party shall, and shall not permit any Subsidiary or Affiliate to purchase, redeem, tender for or otherwise acquire, directly or indirectly, any Third-Party Term Loan Obligations. Any purchase, redemption or tender for the Third-Party Term Loan Obligations in contravention of this Section 6.14 shall be null and void. For the avoidance of doubt, this Section 6.14 is not intended and shall not prevent Borrower from making 112 166856726_9 any payments or prepayments of the Third-Party Term Loan Obligations not otherwise prohibited by this Agreement or the Intercreditor Agreement. 6.15 Employee Benefits. Each Loan Party will not, and will not permit any of its Subsidiaries to (a) Terminate, or permit any ERISA Affiliate to terminate, any Pension Plan in a manner, or take any other action with respect to any Plan, which could reasonably be expected to result in any material liability of any Loan Party or ERISA Affiliate to the PBGC. (b) Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Pension Plan, agreement relating thereto or applicable Law, any Loan Party or ERISA Affiliate is required to pay if such failure could reasonably be expected to have a Material Adverse Effect. (c) Permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan which exceeds $2,000,000 with respect to all Pension Plans in the aggregate. (d) [Reserved]. (e) Contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan not set forth on Schedule 4.10. (f) Amend, or permit any ERISA Affiliate to amend, a Pension Plan resulting in a material increase in current liability such that a Loan Party is required to provide security to such Pension Plan under the IRC. 6.16 Credit Card Agreements. Each Loan Party will not, and will not permit any of its Subsidiaries to, enter into any arrangements (including, without limitation, Credit Card Agreements) after the Closing Date with respect to the processing and/or payment to such Loan Party or such Subsidiary of the proceeds of any credit card charges, debit card charges, and charge card charges for sales made by such Loan Party or such Subsidiary other than those listed Schedule 4.31 unless Agent has received a Credit Card Notification with respect thereto. 6.17 Immaterial Subsidiary. Each Loan Party will not permit any Immaterial Subsidiary to (a) own any assets, (b) have any liabilities, or (c) engage in any business activity. 7. FINANCIAL COVENANTS. Each Borrower covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations: 7.1 Minimum Excess ABL Availability. Prior to the FCCR Financial Covenant Trigger Date, the Borrowers and their Subsidiaries shall at all times maintain Availability of not less than the greater of (a) $10,000,000 (or, if any Additional Portion of the Term Loan has been funded,

113 166856726_9 $11,000,000) and (b) 12.5% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve). 7.2 Fixed Charge Coverage Ratio. From and after the FCCR Financial Covenant Trigger Date, during the continuance of a Covenant Testing Period, the Borrowers and their Subsidiaries shall maintain a Fixed Charge Coverage Ratio, calculated for the trailing twelve consecutive calendar months ending on the last day of the fiscal month most recently ended for which financial statements and a Compliance Certificate have been delivered pursuant to Schedule 5.1 prior to the occurrence of the Covenant Testing Period, and for each period of trailing twelve consecutive calendar months ending on the last day of each fiscal month thereafter, in each case of at least 1.00 to 1.00. 8. EVENTS OF DEFAULT. Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement: 8.1 Payments. If Borrowers fail to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of three Business Days, (b) all or any portion of the principal of the Loans, or (c) any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit; 8.2 Covenants. If any Loan Party or any of its Subsidiaries: (a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 5.1, 5.2, 5.3 (solely if any Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if any Borrower refuses to allow Agent or its representatives or agents to visit any Borrower’s properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrowers’ affairs, finances, and accounts with officers and employees of any Borrower), 5.10, 5.11, 5.13, 5.16, or 5.18 of this Agreement, (ii) Section 6 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 7 of the Guaranty and Security Agreement; (b) fails to perform or observe any covenant or other agreement contained in any of Sections 5.3 (other than if any Borrower is not in good standing in its jurisdiction of organization), 5.4, 5.5, 5.8, 5.12, or 5.17 of this Agreement and such failure continues for a period of ten days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent; or (c) fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of thirty days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent; 8.3 Judgments. If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $1,000,000, or more (except to the extent fully covered (other than 114 166856726_9 to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of thirty consecutive days at any time after the entry of any such judgment, order, or award during which (i) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (ii) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award; 8.4 Voluntary Bankruptcy, etc. If an Insolvency Proceeding is commenced by a Loan Party or any of its Subsidiaries; 8.5 Involuntary Bankruptcy, etc. If an Insolvency Proceeding is commenced against a Loan Party or any of its Subsidiaries and any of the following events occur: (a) such Loan Party or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within sixty calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Loan Party or its Subsidiary, or (e) an order for relief shall have been issued or entered therein; 8.6 Default Under Other Agreements. If there is (a) an “Event of Default” (as defined in the Third-Party Term Loan Agreement) that has occurred, which “Event of Default” (as defined in the Third-Party Term Loan Agreement) has not been waived in writing by the Third-Party Term Loan Agent and the required Third-Party Term Loan Lenders in accordance with the terms of the Third- Party Term Loan Agreement, (b) a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party’s or any of its Subsidiaries’ Indebtedness involving an aggregate amount of $2,000,000 or more (other than a default under the Third-Party Term Loan Documents), and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder, or (c) a default in or an involuntary early termination of one or more Hedge Agreements to which a Loan Party or any of its Subsidiaries is a party; 8.7 Representations, etc. If any warranty, representation, certificate, statement, or Record made herein or in any other Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof; 8.8 Guaranty. If the obligation of any Guarantor under the guaranty contained in the Guaranty and Security Agreement is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement) or if any Guarantor repudiates or revokes or purports to repudiate or revoke any such guaranty; 8.9 Security Documents. If the Guaranty and Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, (except to the extent of Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens or the interests of lessors under Capital Leases) first-priority Lien on the Collateral covered thereby, except (a) as a result of a disposition of the applicable Collateral

115 166856726_9 in a transaction permitted under this Agreement, or (b) with respect to Collateral the aggregate value of which, for all such Collateral, does not exceed at any time, $1,000,000; 8.10 Loan Documents. The validity or enforceability of any Loan Document shall at any time for any reason (other than solely as the result of an action or failure to act on the part of Agent) be declared to be null and void, or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or its Subsidiaries shall deny that such Loan Party or its Subsidiaries has any liability or obligation purported to be created under any Loan Document; or 8.11 Change of Control. A Change of Control shall occur, whether directly or indirectly. 8.12 ERISA. The occurrence of any of the following events: (a) any Loan Party or ERISA Affiliate fails to make full payment when due of all amounts which any Loan Party or ERISA Affiliate is required to pay as contributions, installments, or otherwise to or with respect to a Pension Plan or Multiemployer Plan, and such failure could reasonably be expected to result in liability of any Loan Party in excess of $2,000,000, (b) an accumulated funding deficiency or funding shortfall in excess of $1,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan, individually or in the aggregate, (c) a Notification Event, which could reasonably be expected to result in liability of any Loan Party in excess of $2,000,000, either individually or in the aggregate, or (d) any Loan Party or ERISA Affiliate completely or partially withdraws from one or more Multiemployer Plans and incurs Withdrawal Liability in excess of $2,000,000 in the aggregate, or fails to make any Withdrawal Liability payment when due. 8.13 Credit Card Agreements. The occurrence of any of the following events: (a) any Credit Card Issuer or Credit Card Processor shall send notice to any Borrower that it is ceasing to make or suspending payments to such Borrower of amounts due or to become due to such Borrower or shall cease or suspend such payments, or shall send notice to such Borrower that it is terminating its arrangements with such Borrower or such arrangements shall terminate as a result of any event of default under such arrangements, which continues for more than the applicable cure period, if any, with respect thereto, unless such Borrower shall have entered into arrangements with another Credit Card Issuer or Credit Card Processor, as the case may be, within 60 days after the date of any such notice, or (b) any Credit Card Issuer or Credit Card Processor withholds payment of amounts otherwise payable to a Borrower to fund a reserve account or otherwise hold as collateral, or shall require a Borrower to pay funds into a reserve account or for such Credit Card Issuer or Credit Card Processor to otherwise hold as collateral, or any Borrower shall provide a letter of credit, guarantee, indemnity or similar instrument to or in favor of such Credit Card Issuer or Credit Card Processors such that in the aggregate all of such funds in the reserve account, other than amounts held as collateral and the amount of such letters of credit, guarantees, indemnities or similar instruments shall exceed an amount equal to or exceeding 10% of the Credit Card Receivables processed by such Credit Card Issuer or Credit Card Processor in the immediately preceding fiscal year. 8.14 Inventory Letter Agreement. Nautilus or any Foreign Subsidiary fails to comply with the terms of the Inventory Letter Agreement or repudiates or terminates or purports to repudiate or terminate the Inventory Letter Agreement. 8.15 Intercreditor Provisions. (a) Prior to the Discharge of Term Obligations (as defined in the Intercreditor Agreement), the Intercreditor Agreement or any provision thereof (the “Intercreditor Provisions”) shall, in whole or in part, terminate or otherwise fail or cease to be valid and binding on, or enforceable against, any Loan Party, the Third-Party Term Loan Agent or any 116 166856726_9 holder of the Third-Party Term Loan Obligations (or any Loan Party, the Third-Party Term Loan Agent or any such holder shall so state in writing); or (b) any provision of the Intercreditor Agreement shall, at any time after the delivery of such Intercreditor Agreement, fail to be legally valid, binding, or enforceable. 8.16 Breach of Contractual Obligation. Any Loan Party or any Subsidiary thereof fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Contract or fails to observe or perform any other agreement or condition relating to any such Material Contract or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs with respect thereto, the effect of which would reasonably be expected to have a Material Adverse Effect. 8.17 Material Customers. All or substantially all of the transactional relationship between a Loan Party or any Subsidiary thereof, and any Material Customer is terminated by such Material Customer, and the loss of such relationship would reasonably be expected to have a Material Adverse Effect. 9. RIGHTS AND REMEDIES. 9.1 Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall, in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following: (a) by written notice to Borrowers, (i) declare the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by each Borrower, and (ii) direct Borrowers to provide (and Borrowers agree that upon receipt of such notice Borrowers will provide) Letter of Credit Collateralization to Agent to be held as security for Borrowers’ reimbursement obligations for drawings that may subsequently occur under issued and outstanding Letters of Credit; (b) by written notice to Borrowers, declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with (i) any obligation of any Revolving Lender to make Revolving Loans, (ii) the obligation of the Swing Lender to make Swing Loans, and (iii) the obligation of Issuing Bank to issue Letters of Credit; and (c) exercise all other rights and remedies available to Agent or the Lenders under the Loan Documents, under applicable law, or in equity. The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrowers or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations (other than the Bank Product Obligations), inclusive of the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents, shall automatically become and be immediately due and payable and Borrowers shall automatically be obligated to repay all of such Obligations in full (including Borrowers being obligated to provide (and Borrowers

117 166856726_9 agree that they will provide) (1) Letter of Credit Collateralization to Agent to be held as security for Borrowers’ reimbursement obligations in respect of drawings that may subsequently occur under issued and outstanding Letters of Credit and (2) Bank Product Collateralization to be held as security for Borrowers’ or their Subsidiaries’ obligations in respect of outstanding Bank Products), without presentment, demand, protest, or notice or other requirements of any kind, all of which are expressly waived by Borrowers. 9.2 Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Default or Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it. 10. WAIVERS; INDEMNIFICATION. 10.1 Demand; Protest; etc. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Borrower may in any way be liable. 10.2 The Lender Group’s Liability for Collateral. Each Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by the Loan Parties. 10.3 Indemnification. Each Borrower shall pay, indemnify, defend, and hold the Agent- Related Persons, the Lender-Related Persons, the Issuing Bank, and each Participant (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided, that Borrowers shall not be liable for costs and expenses (including attorneys’ fees) of any Lender (other than Wells Fargo) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of the Loan Parties’ and their Subsidiaries’ compliance with the terms of the Loan Documents (provided, that the indemnification in this clause (a) shall not extend to (i) disputes solely between or among the Lenders that do not involve any acts or omissions of any Loan Party, or (ii) disputes solely between or among the Lenders and their respective Affiliates that do not involve any acts or omissions of any Loan Party; it being understood and agreed that the indemnification in this clause (a) shall extend to Agent (but not the Lenders unless the dispute involves an act or omission of a Loan Party) relative to disputes between or among Agent on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand, or (iii) any claims for Taxes, which shall be 118 166856726_9 governed by Section 16, other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), (b) with respect to any actual or prospective investigation, litigation, or proceeding related to this Agreement, any other Loan Document, the making of any Loans or issuance of any Letters of Credit hereunder, or the use of the proceeds of the Loans or the Letters of Credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by any Loan Party or any of its Subsidiaries or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of any Loan Party or any of its Subsidiaries (each and all of the foregoing, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, no Borrower shall have any obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON. 11. NOTICES. Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile. In the case of notices or demands to any Loan Party or Agent, as the case may be, they shall be sent to the respective address set forth below: If to any Loan Party: c/o Administrative Borrower Nautilus, Inc. 17750 S.E. 6th Way Vancouver, Washington 98963 Attn: Aina Konold, Chief Financial Officer Email: akonold@nautilus.com Fax no.: 360-859-8357 Attn: Alan Chan, Chief Legal Officer and Secretary Email: achan@nautilus.com Fax no.: 360-859-2511

119 166856726_9 with copies to: Sidley Austin LLP 787 Seventh Avenue New York, New York 10019 Attn: Leslie Plaskon Email: lplaskon@sidley.com Fax No.: 212-839-5599 If to Agent: Wells Fargo Bank, National Association 10 S. Wacker Drive, 26th Floor Chicago, Illinois 60606 Attn: Loan Portfolio Manager (Nautilus) Fax No.: 312-332-0424 with copies to: McGuireWoods LLP 77 W. Wacker Drive, Suite 4100 Chicago, Illinois 60601 Attn: Philip J. Perzek Fax No.: 312-698-4555 Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or three Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment). 12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE 120 166856726_9 AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b). (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. (d) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK AND THE STATE OF ILLINOIS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (e) NO CLAIM MAY BE MADE BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY- IN-FACT OR ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH PARTY HERETO HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. (f) IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY

121 166856726_9 HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN CLAUSE (c) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS: (i) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA. (ii) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF- HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) THROUGH (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER. (iii) UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(b). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES. (iv) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER; PROVIDED, THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE. 122 166856726_9 (v) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA. (vi) THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT. (vii) THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. 13. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS. 13.1 Assignments and Participations. (a) (i) Subject to the conditions set forth in clause (a)(ii) below, any Lender may assign and delegate all or any portion of its rights and duties under the Loan Documents (including the Obligations owed to it and its Commitments) to one or more assignees so long as such prospective assignee is an Eligible Transferee (each, an “Assignee”), with the prior written consent (such consent not be unreasonably withheld or delayed) of: (A) Borrowers; provided, that no consent of Borrowers shall be required (1) if a Default or Event of Default has occurred and is continuing, or (2) in connection with an assignment to a Person that is a Lender or an Affiliate (other than natural persons) of a Lender; provided further, that Borrowers shall be deemed to have consented to a proposed assignment unless they object thereto by written notice to Agent within five Business Days after having received notice thereof; and (B) Agent, Swing Lender, and Issuing Bank. (ii) Assignments shall be subject to the following additional conditions:

123 166856726_9 (A) no assignment may be made (I) so long as no Event of Default has occurred and is continuing, to a Disqualified Institution, or (II) to a natural person, (B) no assignment may be made to a Loan Party or an Affiliate of a Loan Party, (C) the amount of the Commitments and the other rights and obligations of the assigning Lender hereunder and under the other Loan Documents subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Agent) shall be in a minimum amount (unless waived by Agent) of $5,000,000 (except such minimum amount shall not apply to (I) an assignment or delegation by any Lender to any other Lender, an Affiliate of any Lender, or a Related Fund of such Lender, or (II) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000), (D) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, (E) the parties to each assignment shall execute and deliver to Agent an Assignment and Acceptance; provided, that Borrowers and Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrowers and Agent by such Lender and the Assignee, (F) unless waived by Agent, the assigning Lender or Assignee has paid to Agent, for Agent’s separate account, a processing fee in the amount of $3,500, and (G) the assignee, if it is not a Lender, shall deliver to Agent an Administrative Questionnaire in a form approved by Agent (the “Administrative Questionnaire”). (b) From and after the date that Agent receives the executed Assignment and Acceptance and, if applicable, payment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall be a “Lender” and shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 15 and Section 17.9(a). (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or 124 166856726_9 any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (d) Immediately upon Agent’s receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto. (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a “Participant”) participating interests in all or any portion of its Obligations, its Commitment, and the other rights and interests of that Lender (the “Originating Lender”) hereunder and under the other Loan Documents; provided, that (i) the Originating Lender shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender (other than a waiver of default interest), or (E) decrease the amount or postpone the due dates of scheduled principal repayments or prepayments or premiums payable to such Participant through such Lender, (v) no participation shall be sold to a natural person, (vi) no participation shall be sold to a Loan Party or an Affiliate of a Loan Party, and (vii) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

125 166856726_9 The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves. (f) In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, a Lender may, subject to the provisions of Section 17.9, disclose all documents and information which it now or hereafter may have relating to any Loan Party and its Subsidiaries and their respective businesses. (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement to secure obligations of such Lender, including any pledge in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law; provided, that no such pledge shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (h) Agent (as a non-fiduciary agent on behalf of Borrowers) shall maintain, or cause to be maintained, a register (the “Register”) on which it enters the name and address of each Lender as the registered owner of the Revolver Commitments (and the principal amount thereof and stated interest thereon) held by such Lender (each, a “Registered Loan”). Other than in connection with an assignment by a Lender of all or any portion of its Revolver Commitments to an Affiliate of such Lender or a Related Fund of such Lender (i) a Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide) and (ii) any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any evidencing the same), Borrowers shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of any assignment by a Lender of all or any portion of its Revolver Commitments to an Affiliate of such Lender or a Related Fund of such Lender, and which assignment is not recorded in the Register, the assigning Lender, on behalf of Borrowers, shall maintain a register comparable to the Register. (i) In the event that a Lender sells participations in the Registered Loan, such Lender, as a non-fiduciary agent on behalf of Borrowers, shall maintain (or cause to be maintained) a register on which it enters the name of all participants in the Registered Loans held by it (and the principal amount (and stated interest thereon) of the portion of such Registered Loans that is subject to such participations) (the “Participant Register”). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any 126 166856726_9 participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (j) Agent shall make a copy of the Register (and each Lender shall make a copy of its Participant Register to the extent it has one) available for review by Borrowers from time to time as Borrowers may reasonably request. 13.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, that no Borrower may assign this Agreement or any rights or duties hereunder without the Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by any Borrower is required in connection with any such assignment. 14. AMENDMENTS; WAIVERS. 14.1 Amendments and Waivers. (a) No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than the Fee Letter), and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and the Loan Parties that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and all of the Loan Parties that are party thereto, do any of the following: (i) increase the amount of or extend the expiration date of any Commitment of any Lender or amend, modify, or eliminate the last sentence of Section 2.4(c), (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document, (iii) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except (A) in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders), and (B) that any

127 166856726_9 amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or a reduction of fees for purposes of this clause (iii)), (iv) amend, modify, or eliminate this Section or any provision of this Agreement providing for consent or other action by all Lenders, (v) amend, modify, or eliminate Section 3.1 or 3.2, (vi) amend, modify, or eliminate Section 15.11, (vii) other than as permitted by Section 15.11, release or contractually subordinate Agent’s Lien in and to any of the Collateral, (viii) amend, modify, or eliminate the definitions of “Required Lenders,” “Supermajority Lenders,” or “Pro Rata Share”, (ix) other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release any Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents, (x) amend, modify, or eliminate any of the provisions of Section 2.4(b)(i), (ii) or (iii) or Section 2.4(e) or 2.4(f), (xi) at any time that any Real Property is included in the Collateral, add, increase, renew or extend any Loan, Letter of Credit or Commitment hereunder until the completion of flood due diligence, documentation and coverage as required by the Flood Laws or as otherwise satisfactory to all Lenders, or (xii) amend, modify, or eliminate any of the provisions of Section 13.1 with respect to assignments to, or participations with, Persons who are Loan Parties or Affiliates of a Loan Party; (b) No amendment, waiver, modification, or consent shall amend, modify, waive, or eliminate, (i) the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrowers (and shall not require the written consent of any of the Lenders), (ii) any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrowers, and the Required Lenders; (c) No amendment, waiver, modification, elimination, or consent shall amend, without written consent of Agent, Borrowers and the Supermajority Lenders, do any of the following: (i) amend, modify, or eliminate the definition of Borrowing Base or any of the defined terms (including the definitions of Eligible Accounts, Eligible Credit Card Receivables, Eligible Inventory, Eligible Finished Goods Inventory, Eligible Spare Parts Inventory and Eligible In-Transit Inventory) that are used in such definition to the extent that any such change results in more credit being made 128 166856726_9 available to Borrowers based upon the Borrowing Base, but not otherwise; (ii) amend, modify, or eliminate the definition of Maximum Revolver Amount; or (iii) change Section 2.1(c); (d) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Issuing Bank, or any other rights or duties of Issuing Bank under this Agreement or the other Loan Documents, without the written consent of Issuing Bank, Agent, Borrowers, and the Required Lenders; (e) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Swing Lender, or any other rights or duties of Swing Lender under this Agreement or the other Loan Documents, without the written consent of Swing Lender, Agent, Borrowers, and the Required Lenders; and (f) Anything in this Section 14.1 to the contrary notwithstanding, (i) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of any Loan Party, shall not require consent by or the agreement of any Loan Party, (ii) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Loan Document may be entered into without the consent of, or over the objection of, any Defaulting Lender other than any of the matters governed by Section 14.1(a)(i) through (iii) that affect such Lender, and (iii) any amendment contemplated by Section 2.12(d)(iii) of this Agreement in connection with a Benchmark Transition Event shall be effective as contemplated by such Section 2.12(d)(iii) hereof. 14.2 Replacement of Certain Lenders. (a) If (i) any action to be taken by the Lender Group or Agent hereunder requires the consent, authorization, or agreement of all Lenders or all Lenders affected thereby and if such action has received the consent, authorization, or agreement of the Required Lenders but not of all Lenders or all Lenders affected thereby, or (ii) any Lender makes a claim for compensation under Section 16, then Borrowers or Agent, upon at least five Business Days prior irrevocable notice, may permanently replace any Lender that failed to give its consent, authorization, or agreement (a “Non- Consenting Lender”) or any Lender that made a claim for compensation (a “Tax Lender”) with one or more Replacement Lenders, and the Non-Consenting Lender or Tax Lender, as applicable, shall have no right to refuse to be replaced hereunder. Such notice to replace the Non-Consenting Lender or Tax Lender, as applicable, shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. (b) Prior to the effective date of such replacement, the Non-Consenting Lender or Tax Lender, as applicable, and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Non-Consenting Lender or Tax Lender, as applicable, being repaid in full its share of the outstanding Obligations (without any premium or penalty of any kind whatsoever, but including (i) all interest, fees and other amounts that may be due in payable in respect thereof, (ii) an assumption of its Pro Rata Share of participations in the Letters of Credit), and (iii) Funding Losses. If the Non-Consenting Lender or Tax Lender, as applicable, shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, Agent may, but shall not be required to, execute and deliver such Assignment and Acceptance in the name or and on behalf of the Non-Consenting Lender or Tax Lender, as applicable, and irrespective of whether Agent executes and delivers such Assignment and Acceptance, the Non-

129 166856726_9 Consenting Lender or Tax Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Non-Consenting Lender or Tax Lender, as applicable, shall be made in accordance with the terms of Section 13.1. Until such time as one or more Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Non-Consenting Lender or Tax Lender, as applicable, hereunder and under the other Loan Documents, the Non-Consenting Lender or Tax Lender, as applicable, shall remain obligated to make the Non-Consenting Lender’s or Tax Lender’s, as applicable, Pro Rata Share of Revolving Loans and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of participations in such Letters of Credit. 14.3 No Waivers; Cumulative Remedies. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by Borrowers of any provision of this Agreement. Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have. 15. AGENT; THE LENDER GROUP. 15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints Wells Fargo as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to designate, appoint, and authorize) Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as agent for and on behalf of the Lenders (and the Bank Product Providers) on the conditions contained in this Section 15. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender (or Bank Product Provider), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, payments and proceeds of Collateral, 130 166856726_9 and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, or to take any other action with respect to any Collateral or Loan Documents which may be necessary to perfect, and maintain perfected, the security interests and Liens upon Collateral pursuant to the Loan Documents, (c) make Revolving Loans, for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute payments and proceeds of the Collateral as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to any Loan Party or its Subsidiaries, the Obligations, the Collateral, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents. 15.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct. 15.3 Liability of Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders (or Bank Product Providers) for any recital, statement, representation or warranty made by any Loan Party or any of its Subsidiaries or Affiliates, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or its Subsidiaries or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lenders (or Bank Product Providers) to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of any Loan Party or its Subsidiaries. No Agent-Related Person shall have any liability to any Lender, and Loan Party or any of their respective Affiliates if any request for a Loan, Letter of Credit or other extension of credit was not authorized by the applicable Borrower. Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applicable law or regulation. 15.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction

131 166856726_9 by the Lenders (and, if it so elects, the Bank Product Providers) against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (and Bank Product Providers). 15.5 Notice of Default or Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrowers referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.” Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 15.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable. 15.6 Credit Decision. Each Lender (and Bank Product Provider) acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of any Loan Party and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender (or Bank Product Provider). Each Lender represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender (or Bank Product Provider) with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons. Each Lender acknowledges (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender (or Bank Product Provider) with any credit or other information with respect to any Borrower, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into 132 166856726_9 Agent’s or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agreement (or such Bank Product Provider entered into a Bank Product Agreement). 15.7 Costs and Expenses; Indemnification. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys’ fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from payments or proceeds of the Collateral received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders (or Bank Product Providers). In the event Agent is not reimbursed for such costs and expenses by the Loan Parties and their Subsidiaries, each Lender hereby agrees that it is and shall be obligated to pay to Agent such Lender’s ratable share thereof. Whether or not the transactions contemplated hereby are consummated, each of the Lenders, on a ratable basis, shall indemnify and defend the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so) from and against any and all Indemnified Liabilities; provided, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make a Revolving Loan or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender’s ratable share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent. 15.8 Agent in Individual Capacity. Wells Fargo and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire Equity Interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Loan Party and its Subsidiaries and Affiliates and any other Person party to any Loan Document as though Wells Fargo were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding a Loan Party or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of such Loan Party or such other Person and that prohibit the disclosure of such information to the Lenders (or Bank Product Providers), and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include Wells Fargo in its individual capacity. 15.9 Successor Agent. Agent may resign as Agent upon 30 days (ten days if an Event of Default has occurred and is continuing) prior written notice to the Lenders (unless such notice is

133 166856726_9 waived by the Required Lenders) and Borrowers (unless such notice is waived by Borrowers or a Default or Event of Default has occurred and is continuing) and without any notice to the Bank Product Providers. If Agent resigns under this Agreement, the Required Lenders shall be entitled, with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent for the Lenders (and the Bank Product Providers). If, at the time that Agent’s resignation is effective, it is acting as Issuing Bank or the Swing Lender, such resignation shall also operate to effectuate its resignation as Issuing Bank or the Swing Lender, as applicable, and it shall automatically be relieved of any further obligation to issue Letters of Credit, or to make Swing Loans. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders and Borrowers, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned). In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above. 15.10 Lender in Individual Capacity. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Loan Party and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group (or the Bank Product Providers). The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding a Loan Party or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of such Loan Party or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them. 15.11 Collateral Matters. (a) The Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Loan Parties and their Subsidiaries of all of the Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrowers certify to Agent that the sale or disposition is permitted under Section 6.4 (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which no Loan Party or any of its Subsidiaries owned any interest at the time Agent’s Lien was granted nor at any time 134 166856726_9 thereafter, (iv) constituting property leased or licensed to a Loan Party or its Subsidiaries under a lease or license that has expired or is terminated in a transaction permitted under this Agreement, or (v) in connection with a credit bid or purchase authorized under this Section 15.11. The Loan Parties and the Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent, based upon the instruction of the Required Lenders, to (a) consent to the sale of, credit bid, or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code, (b) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale or other disposition thereof conducted under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, or (c) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any other sale or foreclosure conducted or consented to by Agent in accordance with applicable law in any judicial action or proceeding or by the exercise of any legal or equitable remedy. In connection with any such credit bid or purchase, (i) the Obligations owed to the Lenders and the Bank Product Providers shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not impair or unduly delay the ability of Agent to credit bid or purchase at such sale or other disposition of the Collateral and, if such contingent or unliquidated claims cannot be estimated without impairing or unduly delaying the ability of Agent to credit bid at such sale or other disposition, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the Collateral that is the subject of such credit bid or purchase) and the Lenders and the Bank Product Providers whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the Collateral that is the subject of such credit bid or purchase (or in the Equity Interests of the any entities that are used to consummate such credit bid or purchase), and (ii) Agent, based upon the instruction of the Required Lenders, may accept non-cash consideration, including debt and equity securities issued by any entities used to consummate such credit bid or purchase and in connection therewith Agent may reduce the Obligations owed to the Lenders and the Bank Product Providers (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) based upon the value of such non-cash consideration; provided, that Bank Product Obligations not entitled to the application set forth in Section 2.4(b)(iii)(J) shall not be entitled to be, and shall not be, credit bid, or used in the calculation of the ratable interest of the Lenders and Bank Product Providers in the Obligations which are credit bid. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders (without requiring the authorization of the Bank Product Providers), or (z) otherwise, the Required Lenders (without requiring the authorization of the Bank Product Providers). Upon request by Agent or Borrowers at any time, the Lenders will (and if so requested, the Bank Product Providers will) confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, that (1) anything to the contrary contained in any of the Loan Documents notwithstanding, Agent shall not be required to execute any document or take any action necessary to evidence such release on terms that, in Agent’s opinion, could expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly released) upon (or obligations of Borrowers in respect of) any and all interests retained by any Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Each Lender further hereby irrevocably authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to irrevocably authorize) Agent, at its option and in its sole discretion, to subordinate (by contract or otherwise) any Lien granted to or held by Agent on any property under any Loan Document

135 166856726_9 (a) to the holder of any Permitted Lien on such property if such Permitted Lien secures purchase money Indebtedness (including Capitalized Lease Obligations) which constitute Permitted Indebtedness and (b) to the extent Agent has the authority under this Section 15.11 to release its Lien on such property. Notwithstanding the provisions of this Section 15.11, the Agent shall be authorized, without the consent of any Lender and without the requirement that an asset sale consisting of the sale, transfer or other disposition having occurred, to release any security interest in any building, structure or improvement located in an area determined by the Federal Emergency Management Agency to have special flood hazards provided that such building, structure or improvement has an immaterial fair market value. (b) Agent shall have no obligation whatsoever to any of the Lenders (or the Bank Product Providers) (i) to verify or assure that the Collateral exists or is owned by a Loan Party or any of its Subsidiaries or is cared for, protected, or insured or has been encumbered, (ii) to verify or assure that Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, (iii) to verify or assure that any particular items of Collateral meet the eligibility criteria applicable in respect thereof, (iv) to impose, maintain, increase, reduce, implement, or eliminate any particular reserve hereunder or to determine whether the amount of any reserve is appropriate or not, or (v) to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender (or Bank Product Provider) as to any of the foregoing, except as otherwise expressly provided herein. 15.12 Restrictions on Actions by Lenders; Sharing of Payments. (a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender to any Loan Party or its Subsidiaries or any deposit accounts of any Loan Party or its Subsidiaries now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Borrower or any Guarantor or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral. (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender’s Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned 136 166856726_9 to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment. 15.13 Agency for Perfection. Agent hereby appoints each other Lender (and each Bank Product Provider) as its agent (and each Lender hereby accepts (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to accept) such appointment) for the purpose of perfecting Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions. 15.14 Payments by Agent to the Lenders. All payments to be made by Agent to the Lenders (or Bank Product Providers) shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations. 15.15 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to agree) that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders (and such Bank Product Provider). 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information. By becoming a party to this Agreement, each Lender: (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field examination report respecting any Loan Party or its Subsidiaries (each, a “Report”) prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports, (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report, (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any field examination will inspect only specific information regarding the Loan Parties and their Subsidiaries and will rely significantly upon Borrowers’ and their Subsidiaries’ books and records, as well as on representations of Borrowers’ personnel, (d) agrees to keep all Reports and other material, non-public information regarding the Loan Parties and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 17.9, and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report

137 166856726_9 harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Borrowers, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. In addition to the foregoing, (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by any Loan Party or its Subsidiaries to Agent that has not been contemporaneously provided by such Loan Party or such Subsidiary to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from any Loan Party or its Subsidiaries, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender’s notice to Agent, whereupon Agent promptly shall request of Borrowers the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from such Loan Party or such Subsidiary, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrowers a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender. 15.17 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to any Borrower or any other Person for any failure by any other Lender (or Bank Product Provider) to fulfill its obligations to make credit available hereunder, nor to advance for such Lender (or Bank Product Provider) or on its behalf, nor to take any other action on behalf of such Lender (or Bank Product Provider) hereunder or in connection with the financing contemplated herein. 16. WITHHOLDING TAXES. 16.1 Payments. All payments made by any Loan Party under any Loan Document will be made free and clear of, and without deduction or withholding for, any Taxes, except as otherwise required by applicable law, and in the event any deduction or withholding of Taxes is required (as determined in the good faith discretion of an applicable withholding agent), the applicable Loan Party shall make the requisite withholding, promptly pay over to the applicable Governmental Authority the withheld Tax, and furnish to Agent as promptly as possible after the date the payment of any such Tax is due pursuant to applicable law, the original or certified copies of tax receipts evidencing such payment by the Loan Parties, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. Furthermore, if any such Tax is an Indemnified Taxes 138 166856726_9 or an Indemnified Tax is so levied or imposed, the Loan Parties agree to pay the full amount of such Indemnified Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 16.1 after withholding or deduction for or on account of any Indemnified Taxes on any additional amounts payable hereunder, will not be less than the amount provided for herein. The Loan Parties will promptly pay any Other Taxes or reimburse Agent for such Other Taxes upon Agent’s demand. The Loan Parties shall jointly and severally indemnify each Indemnified Person (as defined in Section 10.3) (collectively a “Tax Indemnitee”) for the full amount of Indemnified Taxes arising in connection with this Agreement or any other Loan Document or breach thereof by any Loan Party (including any Indemnified Taxes imposed or asserted on, or attributable to, amounts payable under this Section 16) imposed on, or paid by, such Tax Indemnitee and all reasonable costs and expenses related thereto (including fees and disbursements of attorneys and other tax professionals), as and when they are incurred and irrespective of whether suit is brought, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The obligations of the Loan Parties under this Section 16 shall survive the termination of this Agreement, the resignation and replacement of the Agent, and the repayment of the Obligations. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. 16.2 Exemptions. (a) If a Lender or Participant is entitled to claim an exemption or reduction from United States withholding tax, such Lender or Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) and the Administrative Borrower on behalf of all Borrowers one of the following before receiving its first payment under this Agreement: (i) if such Lender or Participant is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the Lender or Participant, signed under penalty of perjury, that it is not a (I) a “bank” as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of any Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrowers within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN, Form W-8BEN-E or Form W-8IMY (with proper attachments as applicable); (ii) if such Lender or Participant is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN or Form W-8BEN-E, as applicable; (iii) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W-8ECI; (iv) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender or Participant serves as an intermediary, a properly completed and executed copy of IRS Form W-8IMY (including a withholding statement and copies of the tax certification documentation for its beneficial owner(s) of the income paid to the intermediary, if required based on its status provided on the Form W-8IMY); or

139 166856726_9 (v) a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax. (b) Each Lender or Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and promptly notify Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction. (c) If a Lender or Participant claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent and Borrowers, to deliver to Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) any such form or forms, as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender or such Participant is legally able to deliver such forms, or the providing of or delivery of such forms in the Lender’s reasonable judgment would not subject such Lender to any material unreimbursed cost or expense or materially prejudice the legal or commercial position of such Lender (or its Affiliates); provided, further, that nothing in this Section 16.2(c) shall require a Lender or Participant to disclose any information that it deems to be confidential (including its tax returns). Each Lender and each Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and promptly notify Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction. (d) If a Lender or Participant claims exemption from, or reduction of, withholding tax and such Lender or Participant sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender or Participant, such Lender or Participant agrees to notify Agent and Administrative Borrower (or, in the case of a sale of a participation interest, to the Lender granting the participation only) of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender or Participant. To the extent of such percentage amount, Agent and Administrative Borrower will treat such Lender’s or such Participant’s documentation provided pursuant to Section 16.2(a) or 16.2(c) as no longer valid. With respect to such percentage amount, such Participant or Assignee may provide new documentation, pursuant to Section 16.2(a) or 16.2(c), if applicable. Borrowers agree that each Participant shall be entitled to the benefits of this Section 16 with respect to its participation in any portion of the Commitments and the Obligations so long as such Participant complies with the obligations set forth in this Section 16 with respect thereto. (e) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable due diligence and reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) at the time or times prescribed by law and at such time or times reasonably requested by Agent (or, in the case of a Participant, the Lender granting the participation) such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Agent (or, in the case of a Participant, the Lender granting the participation) as may be necessary for Agent or Borrowers to comply with their obligations under FATCA and to determine that such Lender 140 166856726_9 has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. 16.3 Reductions. (a) If a Lender or a Participant is subject to an applicable withholding tax, Agent (or, in the case of a Participant, the Lender granting the participation) may withhold from any payment to such Lender or such Participant an amount equivalent to the applicable withholding tax. If the forms or other documentation required by Section 16.2(a) or 16.2(c) are not delivered to Agent (or, in the case of a Participant, to the Lender granting the participation), then Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any payment to such Lender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax. (b) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent (or, in the case of a Participant, to the Lender granting the participation) did not properly withhold tax from amounts paid to or for the account of any Lender or any Participant due to a failure on the part of the Lender or any Participant (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent (or such Participant failed to notify the Lender granting the participation) of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless (or, in the case of a Participant, such Participant shall indemnify and hold the Lender granting the participation harmless) for all amounts paid, directly or indirectly, by Agent (or, in the case of a Participant, to the Lender granting the participation), as Tax or otherwise, including penalties and interest, and including any Taxes imposed by any jurisdiction on the amounts payable to Agent (or, in the case of a Participant, to the Lender granting the participation only) under this Section 16, together with all costs and expenses (including attorneys’ fees and expenses). The obligation of the Lenders and the Participants under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent. 16.4 Refunds. If Agent or a Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes to which the Loan Parties have paid additional amounts pursuant to this Section 16, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to the Administrative Borrower on behalf of the Loan Parties (but only to the extent of payments made, or additional amounts paid, by the Loan Parties under this Section 16 with respect to Indemnified Taxes giving rise to such a refund), net of all out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the applicable Governmental Authority with respect to such a refund); provided, that the Loan Parties, upon the request of Agent or such Lender, agrees to repay the amount paid over to the Loan Parties (plus any penalties, interest or other charges, imposed by the applicable Governmental Authority) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything in this Agreement to the contrary, this Section 16 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to Loan Parties or any other Person or require Agent or any Lender to pay any amount to an indemnifying party pursuant to Section 16.4, the payment of which would place Agent or such Lender (or their Affiliates) in a less favorable net after-Tax position than such Person would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted,

141 166856726_9 withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. 17. GENERAL PROVISIONS. 17.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by each Borrower, Agent, and each Lender whose signature is provided for on the signature pages hereof. 17.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement. 17.3 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or any Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. 17.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. 17.5 Bank Product Providers. Each Bank Product Provider in its capacity as such shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Agent is acting. Agent hereby agrees to act as agent for such Bank Product Providers and, by virtue of entering into a Bank Product Agreement, the applicable Bank Product Provider shall be automatically deemed to have appointed Agent as its agent and to have accepted the benefits of the Loan Documents. It is understood and agreed that the rights and benefits of each Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider’s being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Bank Product Provider, by virtue of entering into a Bank Product Agreement, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Bank Product Obligations and that if reserves are established there is no obligation on the part of Agent to determine or insure whether the amount of any such reserve is appropriate or not. In connection with any such distribution of payments or proceeds of Collateral, Agent shall be entitled to assume no amounts are due or owing to any Bank Product Provider unless such Bank Product Provider has provided a written certification (setting forth a reasonably detailed calculation) to Agent as to the amounts that are due and owing to it and such written certification is received by Agent a reasonable period of time prior to the making of such distribution. Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products, but may rely upon the written certification of the amount due and payable from the applicable Bank Product Provider. In the absence of an updated certification, Agent shall be entitled to assume that the amount due and payable to the applicable Bank Product Provider is the amount last certified to Agent by such Bank Product Provider as being due and payable (less any distributions made to such Bank Product Provider on account thereof). Borrowers may obtain Bank Products from any Bank Product Provider, although Borrowers are not required to do so. Each Borrower acknowledges and agrees that no Bank Product Provider has committed to provide any Bank Products and that the providing of Bank Products by any Bank Product Provider is in the sole and absolute discretion of such Bank Product Provider. Notwithstanding 142 166856726_9 anything to the contrary in this Agreement or any other Loan Document, no provider or holder of any Bank Product shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or Guarantors. 17.6 Debtor-Creditor Relationship. The relationship between the Lenders and Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein. 17.7 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis. 17.8 Revival and Reinstatement of Obligations; Certain Waivers. If any member of the Lender Group or any Bank Product Provider repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of Collateral) previously paid or transferred to such member of the Lender Group or such Bank Product Provider in full or partial satisfaction of any Obligation or on account of any other obligation of any Loan Party under any Loan Document or any Bank Product Agreement, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because such member of the Lender Group or Bank Product Provider elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such member of the Lender Group or Bank Product Provider elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys’ fees of such member of the Lender Group or Bank Product Provider related thereto, (i) the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, and (ii) Agent’s Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (A) Agent’s Liens shall have been released or terminated, or (B) any provision of this Agreement shall have been terminated or cancelled, Agent’s Liens, or such provision of this Agreement, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any

143 166856726_9 Loan Party in respect of such liability or any Collateral securing such liability. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. 17.9 Confidentiality. (a) Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding the Loan Parties and their Subsidiaries, their operations, assets, and existing and contemplated business plans (“Confidential Information”) shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group and to employees, directors and officers of any member of the Lender Group (the Persons in this clause (i), “Lender Group Representatives”) on a “need to know” basis in connection with this Agreement and the transactions contemplated hereby and on a confidential basis, (ii) to Subsidiaries and Affiliates of any member of the Lender Group (including the Bank Product Providers); provided, that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 17.9, (iii) as may be required by regulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided, that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrowers with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrowers pursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance in writing by Borrowers, (vi) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process; provided, that (x) prior to any disclosure under this clause (vi) the disclosing party agrees to provide Borrowers with prior written notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior written notice to Borrowers pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause (vi) shall be limited to the portion of the Confidential Information as may be required by such Governmental Authority pursuant to such subpoena or other legal process, (vii) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders or the Lender Group Representatives), (viii) in connection with any assignment, participation or pledge of any Lender’s interest under this Agreement or to any potential or prospective Lender; provided, that prior to receipt of Confidential Information any such assignee, participant, or pledgee or such potential or prospective Lender shall have agreed in writing to receive such Confidential Information either subject to the terms of this Section 17.9 or pursuant to confidentiality requirements substantially similar to those contained in this Section 17.9 (and such Person may disclose such Confidential Information to Persons employed or engaged by them as described in clause (i) above), (ix) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; provided, that prior to any disclosure to any Person (other than any Loan Party, Agent, any Lender, any of their respective Affiliates, or their respective counsel) under this clause (ix) with respect to litigation involving any Person (other than any Borrower, Agent, any Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Borrowers with prior written notice thereof, and (x) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document. 144 166856726_9 (b) Anything in this Agreement to the contrary notwithstanding, Agent may disclose information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services or in its marketing or promotional materials, with such information to consist of deal terms and other information customarily found in such publications or marketing or promotional materials and may otherwise use the name, logos, and other insignia of any Borrower or the other Loan Parties and the Commitments provided hereunder in any “tombstone” or other advertisements, on its website or in other marketing materials of the Agent. (c) Each Loan Party agrees that Agent may make materials or information provided by or on behalf of Borrowers hereunder (collectively, “Borrower Materials”) available to the Lenders by posting the Communications on IntraLinks, SyndTrak or a substantially similar secure electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” Agent does not warrant the accuracy or completeness of the Borrower Materials, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by Agent in connection with the Borrower Materials or the Platform. In no event shall Agent or any of the Agent-Related Persons have any liability to the Loan Parties, any Lender or any other person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or Agent’s transmission of communications through the Internet, except to the extent the liability of such person is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such person’s gross negligence or willful misconduct. Each Loan Party further agrees that certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties shall be deemed to have authorized Agent and its Affiliates and the Lenders to treat Borrower Materials marked “PUBLIC” or otherwise at any time filed with the SEC as not containing any material non-public information with respect to the Loan Parties or their securities for purposes of United States federal and state securities laws. All Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor” (or another similar term). Agent and its Affiliates and the Lenders shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” or that are not at any time filed with the SEC as being suitable only for posting on a portion of the Platform not marked as “Public Investor” (or such other similar term). 17.10 Survival. All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, Issuing Bank, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding or unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or been terminated. 17.11 Patriot Act; Due Diligence. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender

145 166856726_9 to identify each Loan Party in accordance with the Patriot Act. In addition, Agent and each Lender shall have the right to periodically conduct due diligence on all Loan Parties, their senior management and key principals and legal and beneficial owners. Each Loan Party agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable costs and charges for any such due diligence by Agent shall constitute Lender Group Expenses hereunder and be for the account of Borrowers. 17.12 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. The foregoing to the contrary notwithstanding, all Bank Product Agreements, if any, are independent agreements governed by the written provisions of such Bank Product Agreements, which will remain in full force and effect, unaffected by any repayment, prepayments, acceleration, reduction, increase, or change in the terms of any credit extended hereunder, except as otherwise expressly provided in such Bank Product Agreement. 17.13 Nautilus as Agent for Borrowers. Each Borrower hereby irrevocably appoints Nautilus as the borrowing agent and attorney-in-fact for all Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (a) to provide Agent with all notices with respect to Revolving Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents (and any notice or instruction provided by Administrative Borrower shall be deemed to be given by Borrowers hereunder and shall bind each Borrower), (b) to receive notices and instructions from members of the Lender Group (and any notice or instruction provided by any member of the Lender Group to the Administrative Borrower in accordance with the terms hereof shall be deemed to have been given to each Borrower), and (c) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Revolving Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of (i) the handling of the Loan Account and Collateral of Borrowers as herein provided, or (ii) the Lender Group’s relying on any instructions of the Administrative Borrower, except that Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section 17.13 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be. 17.14 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any 146 166856726_9 liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 17.15 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the

147 166856726_9 parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 17.16 Erroneous Payments. (a) Each Lender, each Issuing Bank, each other Bank Product Provider and any other party hereto hereby severally agrees that if (i) Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank or any Bank Product Provider (or the Lender which is an Affiliate of a Lender, Issuing Bank or Bank Product Provider) or any other Person that has received funds from Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Bank or Bank Product Provider (each such recipient, a “Payment Recipient”) that Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 17.16(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section 17.16 shall require Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of Agent, and upon demand from Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Agent at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by Agent for any reason, after demand therefor by Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such 148 166856726_9 unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of Agent and upon Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) to Agent or, at the option of Agent, Agent’s applicable lending affiliate (such assignee, the “Agent Assignee”) in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by Agent Assignee as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, following the effectiveness of the Erroneous Payment Deficiency Assignment, Agent may make a cashless reassignment to the applicable assigning Lender of any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such reassignment all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 13 and (3) Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Agent (1) shall be subrogated to all the rights of such Payment Recipient and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by Agent to such Payment Recipient from any source, against any amount due to Agent under this Section 17.16 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Agent from the Borrowers or any other Loan Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 17.16 shall survive the resignation or replacement of Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) The provisions of this Section 17.16 to the contrary notwithstanding, (i) nothing in this Section 17.16 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment and (ii) there will only be deemed to be a recovery of the Erroneous Payment to the extent that Agent has received payment from the Payment Recipient in immediately available funds the Erroneous Payment Return, whether directly from the Payment Recipient, as a result of the exercise by Agent of its rights of subrogation or set off as set forth above in clause (e) or as a result of the receipt by Agent Assignee of a payment

149 166856726_9 of the outstanding principal balance of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment, but excluding any other amounts in respect thereof (it being agreed that any payments of interest, fees, expenses or other amounts (other than principal) received by Agent Assignee in respect of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment shall be the sole property of Agent Assignee and shall not constitute a recovery of the Erroneous Payment). 17.17 Intercreditor Provisions. (a) Borrowers shall not, and shall not permit any Domestic Subsidiary to, grant or permit any Liens on any asset or property to secure any Third-Party Term Loan Obligations unless such Borrower or Domestic Subsidiary has granted a Lien on such asset or property to secure the Obligations. (b) Each Borrower agrees to, and agrees to cause each of its respective Domestic Subsidiaries to, take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement and the Intercreditor Agreement. (c) Each member of the Lender Group irrevocably appoints, designates and authorizes Agent to enter into the Intercreditor Agreement on its behalf and to take such action on its behalf pursuant to the provisions of the Intercreditor Agreement. Each member of the Lender Group agrees to be bound by the terms of the Intercreditor Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern. No reference to the Intercreditor Agreement or any other intercreditor or subordination agreement in this Agreement or any other Loan Documents shall be construed to provide that any Loan Party is a third party beneficiary of the provisions of the Intercreditor Agreement or such other agreement or may assert any rights, defense or claims on account of the Intercreditor Agreement or such other agreement or this Section 17.17, and each Loan Party agrees that nothing in the Intercreditor Agreement or such other agreement is intended or shall impair the obligation of any Loan Party to pay the Obligations under this Agreement, or any other Loan Document as and when the same shall become due and payable in accordance with their respective terms, or to affect the relative rights of the creditors with respect to any Loan Party or, except as expressly otherwise provided in the Intercreditor Agreement or such other agreement as to a Loan Party’s obligations, such Loan Party’s properties. [Signature pages to follow.] Signature page to Credit Agreement (Nautilus) IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed and delivered as of the date first above written. NAUTILUS, INC., as a Borrower By: Name: Title:

Signature page to Credit Agreement (Nautilus) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender By: Name: Its Authorized Signatory Schedule A-1 Page 1 of 1 166856726 SCHEDULE A-1 Agent’s Account Bank information: Bank name: Wells Fargo Bank, N.A. Bank address: 420 Montgomery Street San Francisco, California ABA number: 121-000-248 Beneficiary information: Account name: Wells Fargo Bank, N.A. Account number: 37235547964504750 Reference: NAUTILUS, INC. Address: 2450 Colorado Avenue Suite 3000W Santa Monica, California 90404

Schedule A-2 Page 1 of 1 166856726 SCHEDULE A-2 Authorized Persons Entity Officers/Directors Title Nautilus, Inc. Aina E. Konold Chief Financial Officer Nautilus, Inc. Alan Chan Chief Legal Officer and Secretary Nautilus, Inc. Sarah Jones Chief Accounting Officer Schedule C-1 Page 1 of 1 166856726 SCHEDULE C-1 Commitments Lender Revolver Commitment Total Commitment Wells Fargo Bank, National Association $100,000,000 $100,000,000 All Lenders $100,000,000 $100,000,000

Schedule C-2 Page 1 of 1 166856726 SCHEDULE C-2 Customs Brokers 1. Expeditors International of Washington, Inc, 2508 N Marine Dr, Portland, OR 97217 Schedule D-1 Page 1 of 1 166856726 SCHEDULE D-1 Designated Account Owner Type of Account Bank or Intermediary Account Numbers Nautilus, Inc. Operating Account Wells Fargo Bank 4179516059

Schedule P-2 Page 1 of 1 166856726 SCHEDULE P-1 Permitted Investments 1. Nautilus, Inc. holds a minority equity interest in Feed Media Inc. 2. Nautilus, Inc. holds a minority equity interest in Vi Labs Ltd. (f/k/a Life-Beam Technologies Ltd.). 3. Nautilus, Inc. holds a 50% equity interest in Pacific Direct, LLC. 4. Schedule 4.1(c) is hereby incorporated by reference thereto. 5. Investments made prior to the Amendment No. 4 Effective Date by Borrowers in Nautilus Swiss and Nautilus Shanghai Fitness. Schedule 3.1 Page 1 of 5 166856726 SCHEDULE P-2 Permitted Liens 1. Assignment of Deposit Account in favor of JPMorgan Chase Bank, N.A., dated as of January 29, 2020 in relation to all Cash in account #3822328655 in respect of customs bond/letter of credit. 2. UCC-1 Financing Statement filed against Nautilus, Inc. by BFG Corporation on September 22, 2021 under Filing #2021-265-1948-4 with the Washington State Department of Licensing, and as in effect on the Amendment No. 4 Effective Date (the “BFG Financing Statement”).

Schedule 3.1 Page 2 of 5 166856726 SCHEDULE 3.1 Conditions Precedent The obligation of each Lender to make its initial extension of credit provided for in this Agreement is subject to the fulfillment, to the satisfaction of each Lender (the making of such initial extension of credit by any Lender being conclusively deemed to be its satisfaction or waiver of the following), of each of the following conditions precedent: (a) the Closing Date shall occur on or before March 18, 2020; (b) Agent shall have received a letter duly executed by each Loan Party authorizing Agent to file appropriate financing statements in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the security interests to be created by the Loan Documents; (c) Agent shall have received evidence that appropriate financing statements have been duly filed in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the Agent’s Liens in and to the Collateral, and Agent shall have received searches reflecting the filing of all such financing statements; (d) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed and delivered, and each such document shall be in full force and effect: (i) a completed Borrowing Base Certificate (which such Borrowing Base Certificate (A) shall show the Borrowing Base or the Alternative Closing Borrowing Base, as applicable, and (B) shall be delivered in accordance with the provisions of Section 5.2 of this Agreement), (ii) [reserved], (iii) subject to Section 5.18 of this Agreement, the Control Agreements, (iv) subject to Section 5.18 of this Agreement, the Controlled Account Agreements, (v) [reserved], (vi) copies of the Credit Card Notifications delivered to the Credit Card Issuers and Credit Card Processors listed on Schedule 4.31 to this Agreement as of the Closing Date, (vii) the Fee Letter, (viii) the Flow of Funds Agreement, (ix) the Guaranty and Security Agreement, (x) the Intercompany Subordination Agreement, (xi) a completed Perfection Certificate for each of the Loan Parties, (xii) the Patent Security Agreement, Schedule 3.1 Page 3 of 5 166856726 (xiii) the Trademark Security Agreement, and (xiv) a letter, in form and substance satisfactory to Agent, from JPMorgan Chase Bank, N.A., in its capacity as administrative agent under the Existing Credit Facility (“Existing Agent”), respecting the amount necessary to repay in full all of the obligations of Borrowers and their respective Subsidiaries owing under the Existing Credit Facility and obtain a release of all of the Liens existing in favor of Existing Agent in and to the assets of Borrowers and their respective Subsidiaries, together with termination statements and other documentation evidencing the termination by Existing Agent of its Liens in and to the properties and assets of Borrowers and their respective Subsidiaries; (e) Agent shall have received a certificate from the Secretary of each Loan Party (i) attesting to the resolutions of such Loan Party’s board of directors authorizing its execution, delivery, and performance of the Loan Documents to which it is a party, (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party; (f) Agent shall have received copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the Closing Date, which Governing Documents shall be (i) certified by the Secretary of such Loan Party, and (ii) with respect to Governing Documents that are charter documents, certified as of a recent date (not more than 30 days prior to the Closing Date) by the appropriate governmental official; (g) Agent shall have received a certificate of status with respect to each Loan Party, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction; (h) Agent shall have received certificates of status with respect to each Loan Party, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Loan Party) in which its failure to be duly qualified or licensed would constitute a Material Adverse Effect, which certificates shall indicate that such Loan Party is in good standing in such jurisdictions; (i) subject to Section 5.18 of this Agreement, Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 5.6 of this Agreement, the form and substance of which shall be satisfactory to Agent; (j) subject to Section 5.18 of this Agreement, Agent shall have received Collateral Access Agreements with respect to the following locations: (i) 17750 Southeast 6th Way, Vancouver, WA 98683; (ii) 18225 NE Riverside Parkway, Portland, OR 97230; and (iii) 5415 Centerpoint Parkway, Obetz, OH 43207; (k) Agent shall have received an opinion of the Loan Parties’ counsel in form and substance satisfactory to Agent;

Schedule 3.1 Page 4 of 5 166856726 (l) after giving effect to the initial extensions of credit under this Agreement and the payment of all fees and expenses required to be paid by Borrowers on the Closing Date under this Agreement or the other Loan Documents, the result of (i) Availability (excluding the impact of the financial covenants in Section 7 of this Agreement), minus (ii) the aggregate amount, if any, of all trade payables of the Loan Parties and their Subsidiaries aged in excess of historical levels (other than trade payables being contested or disputed by the Loan Parties in good faith) with respect thereto and all book overdrafts of the Loan Parties and their Subsidiaries in excess of historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion. plus (iii) Qualified Cash (but only if no Advances are made on the Closing Date, other than Advances made to reimburse Agent for the Lender Group Expenses described in clause (r) of Schedule 3.1 to this Agreement) shall exceed the following amount, as applicable: (A) if the Alternative Closing Borrowing Base is in effect on the Closing Date, $30,000,000, or (B) if the Borrowing Base (and, for the avoidance of doubt, not the Alternative Closing Borrowing Base) is in effect on the Closing Date, $40,000,000; (m) [Reserved]; (n) Agent shall have completed (i) Patriot Act searches, OFAC/PEP searches and customary individual background checks and other know-your-customer due diligence for each Loan Party, and (ii) OFAC/PEP searches and customary individual background searches and other know-your-customer due diligence for each Loan Party’s senior management and key principals, the results of which shall be satisfactory to Agent; (o) Agent shall have received either (i) the most recent appraisal of the Net Recovery Percentage applicable to Borrowers’ and their respective Subsidiaries’ Inventory performed by Hilco for or on behalf of Existing Agent, as reissued or assigned to Agent and upon which Agent is entitled to rely, or (ii) if the inventory appraisal described in clause (i) is not so reissued or assigned to Agent, an appraisal of the Net Recovery Percentage applicable to Borrowers’ and their respective Subsidiaries’ Inventory, the results of which shall be satisfactory to Agent; (p) Agent shall have received either (i) the most recent appraisal of Borrowers’ and their respective Subsidiaries’ intellectual property performed by Hilco for or on behalf of Existing Agent, as reissued or assigned to Agent and upon which Agent is entitled to rely, or (ii) if the appraisal of intellectual property described in clause (i) is not so reissued or assigned to Agent, an appraisal of Borrowers’ and their respective Subsidiaries’ intellectual property, the results of which shall be satisfactory to Agent; (q) Agent shall have received (i) a set of Projections of Borrowers for the 3-year period following the Closing Date (on a year-by-year basis, and for the 1-year period following the Closing Date, on a month by month basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, and (ii) an unaudited consolidated and consolidating balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity covering Borrowers’ and their Subsidiaries’ operations during the period ending December 31, 2019; (r) Borrowers shall have reimbursed Agent for all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement and the other Loan Documents; (s) at least ten Business Days prior to the Closing Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Loan Party, which such Beneficial Ownership Certificate shall be complete and accurate in all respects; Schedule 3.1 Page 5 of 5 166856726 (t) Borrowers and each of their respective Subsidiaries shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrowers or their respective Subsidiaries of the Loan Documents or with the consummation of the transactions contemplated thereby; and (u) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

Schedule 3.1 Page 1 of 1 166856726 SCHEDULE 4.1(b) Capitalization of Borrowers Equity Interests of Borrowers Current Legal Entities Owned Record Owner Classes of Equity Interests & Number of Issued and Outstanding Shares per Class Nautilus, Inc. various owners Common Stock. 31,610,130 shares issued and outstanding (as of 08/05/2022). SCHEDULE 4.1(c) Capitalization of Borrowers’ Subsidiaries Current Legal Entities Owned Record Owner Certificate No. No. Shares/Interest Percent Pledged Nautilus Fitness Canada, Inc. Nautilus, Inc. R4 65 (common stock) 100% Nautilus Fitness Canada, Inc. Nautilus, Inc. 4 35 (common stock) 100% Nautilus (Shanghai) Fitness Equipments Co., Ltd. Nautilus, Inc. 1 1 (Certificate) 65% Nautilus (Shanghai) Fitness Co., Ltd. Nautilus, Inc. Unknown Unknown 65% Nautilus Fitness International B.V. (f/k/a Octane Fitness International B.V.) Nautilus, Inc. N/A - register entry 75,000 65% Nautilus Fitness UK, Ltd. (f/k/a Octane Fitness UK Limited) Nautilus Fitness International B.V. (f/k/a Octane Fitness International B.V.) 1 1 0% Nautilus Switzerland AG (f/k/a VAY AG) Nautilus, Inc. 1 1,000,000 65% US Octane Fitness Limited Nautilus, Inc. 3 100 65%

SCHEDULE 4.1(d) Subscriptions, Options, Warrants, Calls None. SCHEDULE 4.6(b) Litigation None.

SCHEDULE 4.10 Employee Benefits 1. Agreement between VZW BVG Sammelstiftung Zurich and Nautilus Switzerland, AG (f/k/a VAY AG), signed on 21/22 July 2021 and effective as per its terms as of 1 July 2020. 2. Agreement between Nationale-Nederlanden Levensverzekering Maatschappij N.V. and Nautilus Fitness International B.V., signed on 14 April 2021 and effective as per its terms as of 1 August 2021. SCHEDULE 4.11 Environmental Matters (a) None. (b) None. (c) None. (d) None.

SCHEDULE 4.14 Permitted Indebtedness L/C Number Expiry Amount Beneficiary NUSCGS03 0039 N/A USD 900,000 The Hanover Insurance Company IS000326548 U October 18, 2023 USD 662,000 Synchrony Bank Total Amount of L/C Obligations USD 1,562,000 • Capital Lease Obligations arising under that certain Lease Agreement – 1.00 Purchase Option (Agreement Number 61974) dated September 23, 2021 by and between Nautilus, Inc. and BFG Corporation (d/b/a Byline Financial Group). SCHEDULE 4.25 Location of Inventory Distribution Centers 1. 5415 Centerpoint Parkway, Groveport, OH 43125 (Nautilus, Inc.) 2. 23850 Brodiaea Avenue, Moreno Valley, CA 92553 (Nautilus, Inc.) Third Party Logistics Companies & Warehouse Locations 1. SEKO Benelux BV Geyssendorfferweg 25, 3088GJ Rotterdam, The Netherlands (Nautilus Fitness International B.V.) 2. SEKO Logistics Group Limited/SEKO Farnborough Logistics Limited Unit 1M Albany Park, Camberley, GU16 7PL, United Kingdom (Nautilus Fitness UK, Ltd.) 3. IM CLS Canada ULC 5050 Keaton Crescent, Mississauga ON L5R3G3, Canada (Nautilus Fitness Canada, Inc.) [continued on next page]

Bailees, Warehousemen, Etc.

Company	Company's Interest (e.g., owner, lessee or bailor)	Name and Address of Third Party with Interest in Location	Third Party's Interest (e.g., mortgagee, lessor, bailee or warehouseman)	Street Address with County and Country & Description of Inventory and Equipment
Nautilus, Inc.	Lessee (Distribution Center Location - Ohio)	Granite Reit (Property Management JLL) 77 King Street West, Suite 4010 P.O. Box 159, Toronto-Dominion Centre Toronto, Ontario M5K 1H1 Canada	Lessor (Distribution Center Location – Ohio)	5415 Centerpoint Parkway, Groveport, OH 43125 (Finished goods/Parts/Inventory)
Nautilus, Inc.	Lessee (Distribution Center Location - So. Cal.)	Brodiaea APG LLC 100 Bayview Circle, Suite 310 Newport Beach, California 92660 United States	Lessor (Distribution Center Location – So. Cal.)	23850 Brodiaea Avenue, Moreno Valley, CA 92553 (Finished goods/Parts/Inventory)
Nautilus Fitness International B.V.	Bailor (Inventory)	SEKO Benelux BV Naritaweg 2, 1437 EL, Rozenburg, The Netherlands	Warehouseman (Inventory)	Geyssendorfferweg 25, 3088GJ Rotterdam, The Netherlands (Finished goods/Parts/Inventory)
Nautilus Fitness UK, Ltd.	Bailor (Inventory)	SEKO Logistics Group Limited/SEKO Farnborough Logistics Limited Mazars, 30 Old Bailey, London, United Kingdom, EC4M 7AU	Warehouseman (Inventory)	Unit 1M Albany Park, Camberley, GU16 7PL, United Kingdom (Finished goods/Parts/Inventory)
Nautilus Fitness Canada, Inc.	Bailor (Inventory)	IM CLS Canada ULC 600-1741 Lower Water Street Halifax, Nova Scotia B3J 0J2	Warehouseman (Inventory)	5050 Keaton Crescent, Mississauga ON L5R3G3, Canada (Finished goods/Parts/Inventory)

SCHEDULE 4.31

Credit Card Arrangements

Credit Card Processor	Entity with Account	Merchant Account Number
Synchrony Bank 170 Election Drive, Suite 125 Draper, UT 84020	Nautilus, Inc.	5348121680000210
Vive Financial 256 Data Drive, 2nd Floor Draper, UT 84020	Nautilus, Inc.	8410
Wells Fargo Merchant Services 999 3rd Ave Seattle, WA 98104	Nautilus, Inc.	226145155991; 227146959993
American Express 24-02-18 P.O. Box 53765 Phoenix, AZ 85027-3765	Nautilus, Inc.	5462578808; 2468932645

Schedule
Page 1 of 2

166856726

Schedule Page 2 of 2 166856726 SCHEDULE 4.32 Material Contracts 1. Trademark License Agreement, dated September 20, 2001, by and between Pacific Direct, LLC, Schwinn Acquisition LLC and Nautilus, Inc. 2. License Agreement dated December 5, 2009, by and between Nautilus, Inc. and Fit Dragon International, Inc. 3. Commercial License Agreement effective as of July 18, 2014, by and between Nautilus, Inc. and Core Health & Fitness, LLC. 4. Stock Purchase Agreement dated October 14, 2020, by and between Nautilus, Inc. and True Fitness Technology, Inc. 5. Master Supply Agreement for Fitness Products dated November 15, 2021, by and between Nautilus, Inc. and Zhejiang Arcana Power Sports Tech. CO., LTD. 6. Vendor Terms and Conditions of Amazon.com Services, Inc. and its affiliates effective as of June 4, 2018, acknowledged and accepted by Nautilus, Inc. related to U.S. and Canada operations. 7. Vendor Terms and Conditions of Amazon.com Services, Inc. and its affiliates effective as of June 4, 2018, acknowledged and accepted by Nautilus Fitness International B.V. related to Europe operations. 8. Vendor Terms and Conditions of Amazon EU Sarl and its affiliates effective as of November 2018, acknowledged and accepted by Nautilus, Inc. related to U.K. operations. 9. Vendor Terms and Conditions of Amazon EU Sarl and its affiliates, acknowledged and accepted by Nautilus Fitness International B.V. related to France operations. 10. Vendor Terms and Conditions of Amazon EU Sarl and its affiliates effective as of November 2018, acknowledged and accepted by Nautilus Fitness International B.V. related to Germany operations. 11. Vendor Terms and Conditions of Amazon EU Sarl and its affiliates effective as of November 2018, acknowledged and accepted by Nautilus Fitness International B.V. related to Italy operations. Schedule 5.1 Page 1 of 3 166856726 SCHEDULE 5.1 Financial Statements, Reports, Certificates Deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the financial statements, reports, or other items set forth below at the following times in form satisfactory to Agent: as soon as available, but in any event, the earlier of (x) the date of delivery to the ABL Third-Party Term Agent and the ABL Third-Party Term Loan Lenders or (y) within 30 days (45 days in the case of a month that is the end of one of Borrowers’ fiscal quarters) after the end of each month during each of Borrowers’ fiscal years, (a) an unaudited consolidated and consolidating balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity covering Borrowers’ and their Subsidiaries’ operations during such period and compared to the prior period and plan, together with a corresponding discussion and analysis of results from management, and (b) a Compliance Certificate along with the underlying calculations, including the calculations to arrive at Availability and Fixed Charge Coverage Ratio (whether or not a Covenant Testing Period exists) and components thereof (including, without limitation, EBITDA). as soon as available, but in any event, the earlier of (x) the date of delivery to the ABL Third-Party Term Loan Agent and the ABL Third-Party Term Loan Lenders or (y) within 90 days after the end of each of Borrowers’ fiscal years, (c) consolidated and consolidating financial statements of Borrowers and their Subsidiaries for each such fiscal year, provided that, the consolidated and consolidating financial statements for the period ending March 31, 2022 will be stated in separate columns for (A) the income and cash flow statements for the transition period from January 1, 2021 to March 31, 2021 and (B) all statements for the fiscal year April 1, 2021 to March 31, 2022, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (including any (i) “going concern” or like qualification or exception, (ii) qualification or exception as to the scope of such audit, or (iii) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7 of the Agreement or Section 7 of the Third-Party Term Loan Agreement), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity, and, if prepared, such accountants’ letter to management), and (d) a Compliance Certificate along with the underlying calculations, including the calculations to arrive at Availability and Fixed Charge Coverage Ratio (whether or not a Covenant Testing Period exists) and components thereof (including, without limitation, EBITDA).

Schedule 5.1 Page 2 of 3 166856726 as soon as available, but in any event, the earlier of (x) the date of delivery to the ABL Third-Party Term Loan Agent and the ABL Third-Party Term Loan Lenders or (y) within 30 days prior to the start of each of Borrowers’ fiscal years, (e) copies of Borrowers’ Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its Permitted Discretion, for the forthcoming three years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer or treasurer of Administrative Borrower as being such officer’s good faith estimate of the financial performance of Borrowers and their Subsidiaries during the period covered thereby. if and when filed by Administrative Borrower, (f) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports, (g) any other filings made by any Borrower with the SEC, and (h) any other information that is provided by any Borrower to its shareholders generally. promptly, but in any event within 5 days after any Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, (i) notice of such event or condition and a statement of the curative action that Borrowers propose to take with respect thereto. promptly after the commencement thereof, but in any event within 5 days after the service of process with respect thereto on any Loan Party or any of its Subsidiaries, (j) notice of all actions, suits, or proceedings brought by or against any Loan Party or any of its Subsidiaries before any Governmental Authority which reasonably could be expected to result in a Material Adverse Effect. (k) a copy of each Compliance Certificate (as defined in the Third-Party Term Loan Agreement) and copies of any other financial statements or written reports or other items delivered to Third-Party Term Loan Agent pursuant to the terms of the Third-Party Term Loan Agreement if such statements, reports or other items are not also delivered to Agent. upon the request of Agent, (l) any other information reasonably requested relating to the financial condition of any Borrower or its Subsidiaries. Schedule 5.1 Page 3 of 3 166856726

Schedule 5.2 Page 1 of 2 166856726 SCHEDULE 5.2 Collateral Reporting Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times in form satisfactory to Agent: If (x) no Increased Reporting Period is in effect, the earlier of (1) the date of delivery to the Third-Party Term Loan Agent and the Third-Party Term Loan Lenders or (2) monthly (no later than the 10th day of each month), or (y) an Increased Reporting Period is in effect, the earlier of (1) the date of delivery to the Third-Party Term Loan Agent and the Third-Party Term Loan Lenders or (2) weekly (no later than Wednesday of each week, commencing with the first such day to occur during any Increased Reporting Period), (a) a completed Borrowing Base Certificate, which shall include a calculation of the Term Pushdown Reserve (which such Borrowing Base Certificate shall be delivered in accordance with the provisions of Section 5.2 of this Agreement), (b) a detailed aging, by total, of each Borrower’s Accounts and Credit Card Receivables, together with a reconciliation and supporting documentation for any reconciling items noted, (c) (i) a monthly Account roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of Borrowers’ general ledger, and (ii) a monthly Credit Card Receivables roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of Borrowers’ general ledger (d) a detailed calculation of those Accounts and Credit Card Receivables that are not eligible for the Borrowing Base, (e) (i) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to each Borrower’s Accounts, and (ii) notice of all claims, offsets, or disputes asserted by Account Debtors (including Credit Card Issuers and Credit Card Processors) with respect to each Borrower’s Credit Card Receivables, (f) Inventory system/perpetual reports specifying the cost and the wholesale market value of each Borrower’s Inventory, by category, with additional detail showing additions to and deletions therefrom, together with a reconciliation to Borrowers’ general ledger, (g) a detailed calculation of Inventory categories that are not eligible for the Borrowing Base, (h) a summary aging, by vendor, of each Loan Party’s accounts payable and any book overdraft and an aging, by vendor, of any held checks, and (i) a detailed report regarding each Loan Party’s and its Subsidiaries’ cash, Cash Equivalents, and Permitted Policy Investments, including an indication of which amounts constitute Qualified Cash. Schedule 5.2 Page 2 of 2 166856726 The earlier of (1) the date of delivery to the Third-Party Term Loan Agent and the Third-Party Term Loan Lenders or (2) monthly (no later than the 30th day of each month), (j) a reconciliation of Accounts, Credit Card Receivables, accounts payable, and Inventory of Borrowers’ general ledger to its monthly financial statements, including any book reserves related to each category. (k) a report regarding each Loan Party’s and its Subsidiaries’ accrued, but unpaid, ad valorem taxes, (l) a Perfection Certificate or a supplement to the Perfection Certificate, and (m) a detailed list of each Loan Party’s and its Subsidiaries’ customers, with address and contact information. promptly but in any event within 2 days after any Loan Party acquires any Margin Stock, (n) notice of such acquisition, together with a description of the Margin Stock and a Form U-1 (with sufficient additional originals thereof for each Lender) duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the Federal Reserve Board. upon delivery to Third-Party Term Loan Agent, (o) a copy of each Third-Party Term Loan Borrowing Base Certificate and copies of any other documents delivered to Third-Party Term Agent pursuant to the terms of the Third-Party Term Loan Agreement, if such documents are not also delivered to Agent, and (p) notice of each request for any Third-Party Term Loan. Upon request by Agent (q) copies of purchase orders and invoices for Inventory and Equipment acquired by any Loan Party or its Subsidiaries, (r) copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of an amount determined in the sole discretion of Agent, from time to time, (s) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification, and (t) such other reports as to the Collateral of any Loan Party and its Subsidiaries, as Agent may reasonably request.

Schedule 5.18 Page 1 of 1 166856726 Schedule 5.18 Post-Closing Obligations Complete each of the tasks and other items set forth below at the following times (or such later date as Agent may agree in writing) in a manner satisfactory to Agent: Within 14 days following the Amendment No. 4 Effective Date, use commercially reasonable efforts to provide Agent with (a) an acknowledgement and agreement signed by Schwinn Acquisition with respect to the collateral assignment of interests under the Pacific Direct trademark license and operating agreement. [Reserved] (b) (c) (d) Schedule 6.5 Page 1 of 1 166856726 Schedule 6.5 Nature of Business Each Loan Party is primarily engaged, directly or indirectly through its subsidiaries, in the business of designing, developing, sourcing and marketing high-quality cardio and strength fitness products, related accessories and a digital platform for consumer and commercial use.

167062867 EXHIBIT A-2 EXHIBIT C-1 FORM OF COMPLIANCE CERTIFICATE [on Administrative Borrower’s letterhead] To: Wells Fargo Bank, National Association 10 S. Wacker Drive, 26th Floor Chicago, Illinois 60606 Attn: Loan Portfolio Manager (Nautilus) Re: Compliance Certificate dated ____________ __, 20__ Ladies and Gentlemen: Reference is hereby made to that certain Credit Agreement, dated as of January 20, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among Nautilus, Inc., a Washington corporation, and those additional entities that become parties thereto as Borrowers in accordance with the terms thereof by executing the form of Joinder attached thereto as Exhibit J-1 (each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the lenders identified on the signature pages thereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender” and, collectively, the “Lenders”), and Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity “Agent”). Capitalized terms used herein, but not specifically defined herein, shall have the meanings ascribed to them in the Credit Agreement. Pursuant to Section 5.1 of the Credit Agreement, the undersigned officer of Administrative Borrower hereby certifies as of the date hereof that: 1. The financial information of Borrowers and their Subsidiaries furnished in Schedule 1 attached hereto has been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for year-end audit adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Borrowers and their Subsidiaries as of the date set forth therein. 2. Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and financial condition of Borrowers and their Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Section 5.1 of the Credit Agreement. 3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, in each case specifying the nature and period of existence thereof and what action Borrowers and/or their Subsidiaries have taken, are taking, or propose to take with respect thereto. 4. As of the date hereof, each Borrower and their Subsidiaries are in compliance with the applicable covenants contained in Section 7 of the Credit Agreement as demonstrated on Schedule 3 167062867 attached hereto. Without duplication of the immediately preceding sentence, also included in Schedule 3 attached hereto are calculations, including any component calculations of Availability and the Fixed Charge Coverage Ratio (including, for the avoidance of doubt, detailed calculations of EBITDA) for the applicable period(s) set forth in such Schedule. 5. Attached to this Compliance Certificate are true, complete, and correct copies of (a) each Material Contract entered into since the delivery of the previous Compliance Certificate, and (b) each material amendment or modification of any Material Contract entered into since the delivery of the previous Compliance Certificate. 6. Attached to this Compliance Certificate is a written report of all new United States Patents, United States Trademarks or United States Copyrights that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are material to the conduct of each Loan Party’s business, in each case, which were acquired, registered, or for which applications for registration were filed by any Loan Party since the delivery of the previous Compliance Certificate and any statement of use or amendment to allege use with respect to intent-to-use trademark applications. [Signature page follows.]

167062867 IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this ____ day of _______________, 20___. NAUTILUS, INC., a Washington corporation, as Administrative Borrower By: Name: Title: 167062867 SCHEDULE 1 Financial Information

167062867 SCHEDULE 2 Default or Event of Default 167062867 SCHEDULE 3 Financial Covenants; Fixed Charge Coverage Ratio 1. Availability. Borrowers’ Availability at all times during the 1-month period ending ____________ ___, 20___, was at least $______________, which amount [is/is not] greater than or equal to the amount set forth in Section 7.1 of the Credit Agreement for the corresponding period. 2. Fixed Charge Coverage Ratio. Borrowers’ Fixed Charge Coverage Ratio, measured on a month-end basis, for the 12-month period ending ____________ ___, 20___, is _____:1.0 [which ratio [is/is not] greater than or equal to the ratio set forth in Section 7.2 of the Credit Agreement for the corresponding period]1. 1 To be included during each Covenant Testing Period from and after a FCCR Financial Covenant Trigger Date.

167062867 EXHIBIT B As-Amended Schedules to Guaranty and Security Agreement (See attached.) 4877-1143-3792v.2 DB1/ 133797434.2 SCHEDULE 1 COMMERCIAL TORT CLAIMS None.

SCHEDULE 2

COPYRIGHTS

Registrations:

OWNER	TITLE	REGISTRATION NUMBER
Nautilus, Inc.	Bowflex selectTech dumbbells.	TX 7-041-329.

Applications:

None

125815236_4

DB1/ 133797434.2
4877-1143-3792v.2

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

LICENSEE	LICENSOR	COUNTRY/STATE	REGISTRATION/ APPLICATION NUMBER, IF ANY	DESCRIPTION
Arbortech USA	Nautilus, Inc.	United States	3,122,558	Trademark Arbortech License
Core Health & Fitness, LLC	Nautilus, Inc.	China	1946460	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Europe	1 606 025	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Europe	1 660 197	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Europe	2 815 792	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I304347	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I304348	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I304349	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I304352	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I355952	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I363641	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I371296	Patent Commercial Treadclimber License

DB1/ 133797434.2

4877-1143-3792v.2

Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I381864	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	RE42,698	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,097,593	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,618,346	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,645,214	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,704,191	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,731,636	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,811,209	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,815,549	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,819,779	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,113,994	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,147,385	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,696,524	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,734,299	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	9,072,932	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	9,308,415	Patent Commercial Treadclimber License

DB1/ 133797434.2

4877-1143-3792v.2

Core Health & Fitness, LLC	Nautilus, Inc.	United States	9,352,187	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	9,440,107	Patent Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Australia	868251	Trademark Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Canada	694375	Trademark Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	China	3900046	Trademark Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	India	1456926	Trademark Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Indonesia	IDM000151055	Trademark Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Madrid (Europe, Japan, S. Korea, & Turkey)	868251	Trademark Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	Malaysia	6009060	Trademark Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	2,762,687	Trademark Commercial Treadclimber License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	6,540,640	Patent Dumbbell Purchase & License 2015
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,794,373	Patent Dumbbell Purchase & License 2015
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,614,982	Patent Dumbbell Purchase & License 2015
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,002,680	Patent Dumbbell Purchase & License 2015
Core Health & Fitness, LLC	Nautilus, Inc.	United States	9,375,602	Patent Dumbbell Purchase & License 2015
Core Health & Fitness, LLC	Nautilus, Inc.	United States	D616,050	Patent Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	D624,612	Patent Schwinn License

DB1/ 133797434.2

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Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,364,533	Patent Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,771,325	Patent Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,585,561	Patent Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Argentina	2520089	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Australia	B488249	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Australia	1298239	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Benelux	472221	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Brazil	819991465	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Brazil	830280014	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Canada	031926	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Canada	TMA640,424	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Chile	828233	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	China	502701	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	China	5636582	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	China	7014001	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Colombia	231028	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Colombia	486214	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Costa Rica	123332	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Ecuador	4880-12	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	European Union	004374401	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	European Union	004376299	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	European Union	7333735	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Guatemala	107912	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Hong Kong	301225782	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Hong Kong	301225791	Trademark Schwinn License

DB1/ 133797434.2

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Core Health & Fitness, LLC	Nautilus, Inc.	Hungary	127,401	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Iceland	485/2005	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Iceland	486/2005	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Indonesia	IDM000072049	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Israel	215671	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Japan	5175747	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Japan	5101625	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Mexico	620944	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	New Zealand	606,132	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Norway	231649	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Norway	231258	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Paraguay	274734	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Russia	312996	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Russia	312997	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Singapore	T830085F	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	South Africa	82/1374	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Switzerland	581,510	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	733045	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Turkey	2008 61516	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	United Arab Emirates	127016	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	1,910,207	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	3,809,236	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	3,865,064	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Venezuela	P-232.846	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	Vietnam	85539	Trademark Schwinn License

DB1/ 133797434.2

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Core Health & Fitness, LLC	Nautilus, Inc.	Vietnam	123445	Trademark Schwinn License
Core Health & Fitness, LLC	Nautilus, Inc.	China	ZL200480023706.4	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	China	ZL200580040878.7	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	China	ZL200580028040.6	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Europe	1 648 570	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Europe	1 768 754	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Europe	1 804 928	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I363642	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	I391161	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	6,447,430	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	6,746,378	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	6,830,542	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	6,910,994	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	6,913,565	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,004,890	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,004,891	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,029,427	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,052,446	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,070,545	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,223,213	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,338,416	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,462,134	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,507,189	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,553,263	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,608,022	Patent Strength License

DB1/ 133797434.2

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Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,608,028	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,614,985	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,658,701	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,662,074	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,736,278	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,736,283	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,740,568	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,758,473	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,758,478	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	7,785,235	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,016,729	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,062,187	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,568,279	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,876,674	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	8,845,498	Patent Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Argentina	1981370	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Australia	328698	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Brazil	810753146	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Brazil	817288112	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Brazil	829753419	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Canada	383083	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Canada	368939	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Canada	724462	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Chile	853.114	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	China	1941531	Trademark Strength License

DB1/ 133797434.2

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Core Health & Fitness, LLC	Nautilus, Inc.	China	1941534	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Colombia	141220	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Denmark	VR 1984 02841	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Denmark	VR 1990 03013	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Egypt	148844	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	European Union	001756774	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Finland	110474	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	France	1688501	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Germany	1029288	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Germany	1133915	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Guatemala	164736	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Hong Kong	19820590	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Hong Kong	301147220	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	India	649408	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Ireland	100631	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Italy	441932	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Italy	1138586	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Japan	475764	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Japan	2036329	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Korea (South)	40-99641	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Madrid (Australia, China, Europe, Japan, & Switzerland)	846373	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Madrid (Australia, Europe, Japan, Russia, Switzerland)	934771	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Madrid (Bahrain, Moldova, Montenegro, Morocco, Serbia)	988179	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Malaysia	M/91862	Trademark Strength License

DB1/ 133797434.2

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Core Health & Fitness, LLC	Nautilus, Inc.	Mexico	495699	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Mexico	888613	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	New Zealand	137831	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	New Zealand	774214	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Norway	129689	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Peru	141834	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Russia	386823	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Singapore	T81/03142I	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	South Africa	2007/18721	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	South Africa	2008/23426	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Spain	982034	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Sweden	0184446	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Sweden	0221129	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Switzerland	P318.660	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	00991050	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	985962	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Taiwan	1181764	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	Thailand	TM303899	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United Arab Emirates	37066	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United Arab Emirates	94696	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United Kingdom	1158220	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	991897	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	1473346	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	3008430	Trademark Strength License
Core Health & Fitness, LLC	Nautilus, Inc.	United States	3105096	Trademark Strength License

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Core Health & Fitness, LLC	Nautilus, Inc.	United States	3432235	Trademark Strength License
Footwear Specialties International, LLC	Nautilus, Inc.	Canada	TMA454,482	Trademark Footwear License
Footwear Specialties International, LLC	Nautilus, Inc.	Canada	TMA339,789	Trademark Footwear License
Footwear Specialties International, LLC	Nautilus, Inc.	Europe	001756774	Trademark Footwear License
Footwear Specialties International, LLC	Nautilus, Inc.	United States	1,291,673	Trademark Footwear License
Footwear Specialties International, LLC	Nautilus, Inc.	United States	1,389,176	Trademark Footwear License
Footwear Specialties International, LLC	Nautilus, Inc.	United States	2,562,364	Trademark Footwear License
Footwear Specialties International, LLC	Nautilus, Inc.	United States	2,970,870	Trademark Footwear License
Footwear Specialties International, LLC	Nautilus, Inc.	United States	3,415,999	Trademark Footwear License
ICON Health & Fitness, Inc.	Nautilus, Inc.	China	ZL02811068.4	Patent Settlement Agreement 2019
ICON Health & Fitness, Inc.	Nautilus, Inc.	Taiwan	I250883	Patent Settlement Agreement 2019
ICON Health & Fitness, Inc.	Nautilus, Inc.	United States	6,689,019	Patent Settlement Agreement 2019
ICON Health & Fitness, Inc.	Nautilus, Inc.	United States	7,341,542	Patent Settlement Agreement 2019
ICON Health & Fitness, Inc.	Nautilus, Inc.	United States	7,632,219	Patent Settlement Agreement 2019
ICON Health & Fitness, Inc.	Nautilus, Inc.	United States	8,323,155	Patent Settlement Agreement 2019
ICON Health & Fitness, Inc.	Nautilus, Inc.	United States	8,858,403	Patent Settlement Agreement 2019
ICON Health & Fitness, Inc.	Nautilus, Inc.	United States	9,272,182	Patent Settlement Agreement 2019

DB1/ 133797434.2

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ICON Health & Fitness, Inc.	Nautilus, Inc.	United States	10,201,727	Patent Settlement Agreement 2019
Peloton Interactive, Inc.	Nautilus, Inc.	United States	8,585,561	Patent Magnetic Brake License
True Fitness Technology, Inc.	Nautilus, Inc.	Australia	363534	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	Canada	163539	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	China	ZL201530282959.4	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	China	ZL201530282941.4	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	European Union	002746099-001	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	European Union	002746099-002	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	European Union	002746099-003	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	New Zealand	420489	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	Switzerland	141755	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	Taiwan	D177,753	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	Taiwan	D177,754	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	Taiwan	D178,454	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	United States	D767,049	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	United States	D767,050	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	United States	D767,051	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	United States	D781,385	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	United States	D792,533	Design Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	United States	7,771,325	Patent Air Bike License
True Fitness Technology, Inc.	Nautilus, Inc.	United States	11,103,740	Patent Rower License
True Fitness Technology, Inc.	Nautilus, Inc.	United States	2021/0353996	Patent Rower License
True Fitness Technology, Inc.	Nautilus, Inc.	China	113784763	Patent Rower License
True Fitness Technology, Inc.	Nautilus, Inc.	Europe	3 934 768	Patent Rower License

DB1/ 133797434.2

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Nautilus, Inc.	ICON Health & Fitness, Inc.	United States	9,043,047	Patent Settlement Agreement 2019
Nautilus, Inc.	ICON Health & Fitness, Inc.	United States	9,616,276	Patent Settlement Agreement 2019
Nautilus, Inc.	ICON Health & Fitness, Inc.	United States	10,188,890	Patent Settlement Agreement 2019
Nautilus, Inc.	ICON Health & Fitness, Inc.	United States	10,279,212	Patent Settlement Agreement 2019
Nautilus, Inc.	Pacific Direct, LLC	Argentina	2520089	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Australia	B488249	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Australia	1298239	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Australia	2170558	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Benelux	472221	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Bolivia	SM-004886-2020	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Brazil	819991465	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Brazil	830280014	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Canada	031926	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Canada	TMA640,424	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Chile	828233	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	China	502701	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	China	5636582	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	China	7014001	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	China	54298349	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Colombia	231028	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Colombia	486214	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Costa Rica	123332	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Cuba	2015-0858	Trademark Schwinn TM License

DB1/ 133797434.2

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Nautilus, Inc.	Pacific Direct, LLC	Ecuador	4880-12	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	European Union	004374401	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	European Union	004376299	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	European Union	7333735	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	European Union	18178457	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Guatemala	107912	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Hong Kong	301225782	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Hong Kong	301225791	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Hungary	127,401	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Iceland	486/2005	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Iceland	485/2005	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	India	1770028	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Indonesia	IDM000072049	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Israel	215671	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Japan	5175747	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Japan	5101625	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Kuwait	1625266	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Mexico	620944	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	New Zealand	606,132	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Norway	231649	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Norway	231258	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Paraguay	274734	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Peru	63777	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Philippines	42020520161	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Russia	312996	Trademark Schwinn TM License

DB1/ 133797434.2

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Nautilus, Inc.	Pacific Direct, LLC	Russia	312997	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Singapore	T830085F	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	South Africa	82/1374	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	South Korea	40-0947172	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	South Korea	40-0947173	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Sri Lanka	181194	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Switzerland	581,510	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Taiwan	733045	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Thailand	Kor344725	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Turkey	2008 61516	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	United Arab Emirates	127016	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	United Kingdom	UK00904374401	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	United Kingdom	UK00918178457	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	United Kingdom	UK00904376299	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	United Kingdom	UK00907333735	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	United States	1,910,207	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	United States	3,809,236	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	United States	3,865,064	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Venezuela	P-232.846	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Vietnam	85539	Trademark Schwinn TM License
Nautilus, Inc.	Pacific Direct, LLC	Vietnam	123445	Trademark Schwinn TM License
Nautilus, Inc.	RealRyder International, LLC	Australia	200735787	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	Brazil	PI0721933	Patent RealRyder License
Nautilus, Inc.	RealRyder International , LLC	Canada	2695700	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	China	101918087	Patent RealRyder License

DB1/ 133797434.2

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Nautilus, Inc.	RealRyder International, LLC	Europe	2 231 285	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	India	491KOLNP2010	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	Mexico	311190	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	South Korea	101529345	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	Taiwan	I428163	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	Taiwan	I469809	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	7,927,258	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	8,092,352	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	8,371,992	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	8,480,545	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	8,894,550	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	9,028,373	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	9,440,109	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	9,446,277	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	9,669,257	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	10,398,934	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	11,235,199	Patent RealRyder License
Nautilus, Inc.	RealRyder International, LLC	United States	2022/0152450	Patent Real Ryder License
Nautilus, Inc.	Spiraflex, Inc.	China	ZL99811070.1	Patent Spiraflex License
Nautilus, Inc.	Spiraflex, Inc.	Europe	1 930 049	Patent Spiraflex License
Nautilus, Inc.	Spiraflex, Inc.	United States	7,229,391	Patent Spiraflex License
Nautilus, Inc.	Spiraflex, Inc.	Canada	TMA714,248	Trademark Spiraflex License
Nautilus, Inc.	Spiraflex, Inc.	United States	2317234	Trademark Spiraflex License
Nautilus, Inc.	Core Health & Fitness, LLC	China	4016655	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	European Union	3694346	Trademark Stairmaster License

DB1/ 133797434.2

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Nautilus, Inc.	Core Health & Fitness, LLC	Japan	4876871	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Norway	226118	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Switzerland	522928	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Taiwan	1121923	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United States	2973775	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Australia	A613735	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Brunei Darussalam	BRU/21354	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Hong Kong	02745/1998	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Israel	92074	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Malaysia	93/09502	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United Kingdom	1549694	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	France	1646289	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Germany	2017671	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Denmark	VR199306158	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Finland	126852	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Italy	645275	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Norway	156207	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Sweden	249043	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United Kingdom	1452015	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United States	1759200	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United States	2798200	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United States	2769580	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Peru	43810	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Argentina	2036153	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Aruba	19391	Trademark Stairmaster License

DB1/ 133797434.2

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Nautilus, Inc.	Core Health & Fitness, LLC	Australia	601805	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Austria	148460	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Bahamas	20981	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Bahrain	16936	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Barbados	81/13835	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Benelux	BX 534388	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Brazil	818078154	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Brunei Darussalam	BRU/20414	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Canada	429750	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Chile	796.675	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	China	823508	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Colombia	161655	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Costa Rica	86424	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Cyprus	51488	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Denmark	VR199002634	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Dominican Republic	101263	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Egypt	117936	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	European Union	7169691	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Finland	109994	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	France	1570599	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Germany	1131575	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Greece	116941	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Honduras	75842	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Hong Kong	6768/1996	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	India	619186	Trademark Stairmaster License

DB1/ 133797434.2

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Nautilus, Inc.	Core Health & Fitness, LLC	Indonesia	561705	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Italy	869975	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Jamaica	35598	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Japan	2297804	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Jordan	51383	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Lebanon	77946	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Malaysia	93002042	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Mexico	480814	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Netherlands Antilles	2679	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	New Zealand	231906	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Norway	140315	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Portugal	297505	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Saudi Arabia	313/89	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Singapore	T93/01083I	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Spain	1806310	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Sweden	235507	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Switzerland	421301	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Taiwan	666109	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Thailand	TM31995	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Trinidad & Tobago	28749	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Turkey	200086	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United Arab Emirates	2249	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United Kingdom	1366088	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United States	1825273	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Venezuela	P184651	Trademark Stairmaster License

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Nautilus, Inc.	Core Health & Fitness, LLC	Vietnam	14603	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Israel	87073	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United Kingdom	1569218	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Canada	366274	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	France	94513590	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Germany	2091218	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Italy	688110	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Philippines	4-1994-94232	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Russian Federation	177315	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Sweden	265092	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United States	1355639	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Australia	A849340	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	European Union	1981489	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Japan	4516999	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Brazil	817288082	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Brazil	817288040	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Canada	429748	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	France	94548611	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Germany	2091219	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Italy	688106	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	Sweden	263658	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United Kingdom	1569217	Trademark Stairmaster License
Nautilus, Inc.	Core Health & Fitness, LLC	United States	1843743	Trademark Stairmaster License

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SCHEDULE 4

PATENTS

Registrations:

Company	Type of Intellectual Property	Country/ Region	Title	Registration/ Publication/ Application Number	Date of Registration or Application (M/D/Y)
Nautilus, Inc.	Design	Australia	Exercise Bike	349768	7/12/2013
Nautilus, Inc.	Design	Australia	Exercise Bike Flywheel Housing	349769	7/12/2013
Nautilus, Inc.	Design	Australia	Exercise Bike	349770	7/12/2013
Nautilus, Inc.	Design	Australia	Exercise Bike Flywheel	349785	7/15/2013
Nautilus, Inc.	Design	Australia	Dumbbell	359599	12/17/2014
Nautilus, Inc.	Design	Australia	Dumbbell Stand	359602	12/17/2014
Nautilus, Inc.	Design	Australia	Dumbbell Base	359642	12/18/2014
Nautilus, Inc.	Design	Australia	Dumbbell Bridge	360289	2/13/2015
Nautilus, Inc.	Design	Australia	Exercise Bike	363534	8/18/2015
Nautilus, Inc.	Design	Brazil	Ornamental Configuration Applied on Dumbbells	BR302014006304-9	7/19/2016
Nautilus, Inc.	Design	Canada	Dumbbell	159974	10/15/2015
Nautilus, Inc.	Design	Canada	Dumbbell	159975	10/15/2015
Nautilus, Inc.	Design	Canada	Dumbbell Base	159976	7/28/2015
Nautilus, Inc.	Design	Canada	Exercise Bike	163539	2/22/2016
Nautilus, Inc.	Design	Canada	Exercise Machine	172949	9/14/2017
Nautilus, Inc.	Design	China	Exercise Bike	ZL 201330230525.0	3/19/2014
Nautilus, Inc.	Design	China	Exercise Bike	ZL 201330230628.7	3/19/2014
Nautilus, Inc.	Design	China	Exercise Bike Fly Wheel	ZL 201330230850.7	1/29/2014
Nautilus, Inc.	Design	China	Weight Plate for Free-Weight Fitness Equipment	ZL.202030615948.4	4/9/2021
Nautilus, Inc.	Design	China	Free Weight	ZL.202030617206.5	4/9/2021
Nautilus, Inc.	Design	China	Dumbbell Base	ZL201430520019.X	8/19/2015
Nautilus, Inc.	Design	China	Dumbbell Bridge	ZL201430520055.6	8/19/2015
Nautilus, Inc.	Design	China	Dumbbell	ZL201430520076.8	8/19/2015
Nautilus, Inc.	Design	China	Fitness Bike Handle	ZL201530282791.7	1/20/2016
Nautilus, Inc.	Design	China	Foot Peg for Exercise Bike	ZL201530282941.4	1/20/2016
Nautilus, Inc.	Design	China	Fitness Bike	ZL201530282959.4	1/20/2016
Nautilus, Inc.	Design	China	Fitness Equipment Handle	ZL201630336946.5	2/8/2017
Nautilus, Inc.	Design	China	Fitness Equipment Handle	ZL201630336947.X	2/8/2017
Nautilus, Inc.	Design	China	Fitness Equipment Handle	ZL201630338232.8	2/8/2017
Nautilus, Inc.	Design	China	Dumbbell Rack	ZL201730342241.9	2/23/2018
Nautilus, Inc.	Design	China	Kettlebell	ZL201930089894.X	9/20/2019

125815236_4

DB1/ 133797434.2
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Nautilus, Inc.	Design	China	Frame Parts for Stationary Bicycles	ZL202030740087.2	6/8/2021
Nautilus, Inc.	Design	China	Fixed Bike Frame	ZL202030740132.4	6/8/2021
Nautilus, Inc.	Design	China	Display of a Stationary Exercise Machine	ZL202030740226.1	7/13/2021
Nautilus, Inc.	Design	China	Handlebar of a Stationary Bike	ZL202030740249.2	6/22/2021
Nautilus, Inc.	Design	China	Stationary Bike	ZL202030742346.5	6/18/2021
Nautilus, Inc.	Design	China	Flywheel for Stationary Equipment for Exercise	ZL202030742441.5	6/8/2021
Nautilus, Inc.	Design	European Union	Exercise Apparatus	000403357-0001	9/14/2005
Nautilus, Inc.	Design	European Union	Exercise Apparatus	000403357-0002	9/14/2005
Nautilus, Inc.	Design	European Union	Exercise Apparatus	000403357-0003	9/14/2005
Nautilus, Inc.	Design	European Union	Exercise Apparatus	000403357-0004	9/14/2005
Nautilus, Inc.	Design	European Union	Exercise Apparatus	000403357-0005	9/14/2005
Nautilus, Inc.	Design	European Union	Dumbbell Holders	001145031-0001	6/8/2009
Nautilus, Inc.	Design	European Union	Dumbbells	001844598-0001	4/1/2011
Nautilus, Inc.	Design	European Union	Exercise Equipment	002248963-0001	6/4/2013
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002248963-0002	6/4/2013
Nautilus, Inc.	Design	European Union	Exercise Equipment	002248963-0003	6/4/2013
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002248963-0004	6/4/2013
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002596544-0001	12/12/2014
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002596544-0002	12/12/2014
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002596544-0003	12/12/2014
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002596544-0004	12/12/2014
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002596544-0005	12/12/2014
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002746099-0001	7/30/2015
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002746099-0002	7/30/2015
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	002746099-0003	7/30/2015
Nautilus, Inc.	Design	European Union	Exercise Equipment	003039635-0001	3/23/2016

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Nautilus, Inc.	Design	European Union	Handles	003311919-0001	7/19/2016
Nautilus, Inc.	Design	European Union	Handles	003311919-0002	7/19/2016
Nautilus, Inc.	Design	European Union	Handles	003311919-0003	7/19/2016
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	003747385-0001	2/10/2017
Nautilus, Inc.	Design	European Union	Stands	004128163-0001	7/31/2017
Nautilus, Inc.	Design	European Union	Exercise Equipment (part of -)	005282837-0001	5/25/2018
Nautilus, Inc.	Design	European Union	Exercise Apparatus (part of -)	006285128-0001	3/6/2019
Nautilus, Inc.	Design	European Union	Exercise Apparatus (part of -)	006285128-0002	3/6/2019
Nautilus, Inc.	Design	European Union	Exercise Apparatus (part of -)	006285128-0003	3/6/2019
Nautilus, Inc.	Design	European Union	Dumbbells (part of -)	008196224-0001	10/8/2020
Nautilus, Inc.	Design	European Union	Dumbbells (part of -)	008196224-0002	10/8/2020
Nautilus, Inc.	Design	European Union	Exercise Bikes (part of -)	008209548-0001	10/21/2020
Nautilus, Inc.	Design	European Union	Exercise Bikes (part of -)	008209548-0002	10/21/2020
Nautilus, Inc.	Design	European Union	Exercise Bikes (part of -)	008209548-0003	10/21/2020
Nautilus, Inc.	Design	European Union	Exercise Bikes (part of -)	008209548-0004	10/21/2020
Nautilus, Inc.	Design	European Union	Exercise Bikes (part of -)	008209548-0005	10/21/2020
Nautilus, Inc.	Design	European Union	Exercise Bikes (part of -)	008209548-0006	10/21/2020
Nautilus, Inc.	Design	European Union	Exercise Bikes (part of -)	008209548-0007	10/21/2020
Nautilus, Inc.	Design	European Union	Screen Displays (Part of -)	008210397-0001	10/21/2020
Nautilus, Inc.	Design	European Union	Screen Displays	008210397-0002	10/20/2020
Nautilus, Inc.	Design	European Union	Display Screen or Portion Thereof with User Interface	DM/219696	2/17/2022
Nautilus, Inc.	Design	Hong Kong	Dumbbell	1402313.1	12/12/2014
Nautilus, Inc.	Design	India	Dumbbell	268143	7/31/2015
Nautilus, Inc.	Design	Japan	Athletic Machine	1584840	8/4/2017
Nautilus, Inc.	Design	Mexico	Dumbbell Base	45365	10/21/2015
Nautilus, Inc.	Design	Mexico	Dumbbell	45366	10/21/2015
Nautilus, Inc.	Design	Mexico	Dumbbell Bridge	45367	10/21/2015
Nautilus, Inc.	Design	Mexico	Dumbbell Stand	46097	1/19/2016

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Nautilus, Inc.	Design	New Zealand	Dumbbell	419654	6/13/2014
Nautilus, Inc.	Design	New Zealand	Exercise Bike	420489	2/2/2015
Nautilus, Inc.	Design	New Zealand	Exercise Machine	422688	8/12/2016
Nautilus, Inc.	Design	Switzerland	Training Bike Part	141755	9/10/2015
Nautilus, Inc.	Design	Switzerland	Exercise Machine	143042	3/10/2017
Nautilus, Inc.	Design	Taiwan	Exercise Bike Handle	D177753	8/21/2016
Nautilus, Inc.	Design	Taiwan	Exercise Bike Foot Peg	D177754	8/21/2016
Nautilus, Inc.	Design	Taiwan	A Portion of an Exercise Bike	D178454	9/21/2016
Nautilus, Inc.	Design	United Kingdom	Dumbbell Base	4005970	1/23/2008
Nautilus, Inc.	Design	United Kingdom	Dumbbell Weight Plate	4005971	1/23/2008
Nautilus, Inc.	Design	United Kingdom	Dumbbell Weight Plate	4005972	1/23/2008
Nautilus, Inc.	Design	United Kingdom	Dumbbell	4005973	1/23/2008
Nautilus, Inc.	Design	United Kingdom	Dumbbell Components	4005974	5/2/2008
Nautilus, Inc.	Design	United Kingdom	Exercise Apparatus	9000403357-0001	9/14/2005
Nautilus, Inc.	Design	United Kingdom	Exercise Apparatus	9000403357-0002	9/14/2005
Nautilus, Inc.	Design	United Kingdom	Exercise Apparatus	9000403357-0003	9/14/2005
Nautilus, Inc.	Design	United Kingdom	Exercise Apparatus	9000403357-0004	9/14/2005
Nautilus, Inc.	Design	United Kingdom	Exercise Apparatus	9000403357-0005	9/14/2005
Nautilus, Inc.	Design	United Kingdom	Dumbbell Holders	9001145031-0001	6/8/2009
Nautilus, Inc.	Design	United Kingdom	Dumbbells	9001844598-0001	4/1/2011
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment	9002248963-0001	6/4/2013
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002248963-0002	6/4/2013
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment	9002248963-0003	6/4/2013
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002248963-0004	6/4/2013
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002596544-0001	12/12/2014
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002596544-0002	12/12/2014
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002596544-0003	12/12/2014

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Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002596544-0004	12/12/2014
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002596544-0005	12/12/2014
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002746099-0001	7/30/2015
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002746099-0002	7/30/2015
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9002746099-0003	7/30/2015
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment	9003039635-0001	3/23/2016
Nautilus, Inc.	Design	United Kingdom	Handles	9003311919-0001	7/19/2016
Nautilus, Inc.	Design	United Kingdom	Handles	9003311919-0002	7/19/2016
Nautilus, Inc.	Design	United Kingdom	Handles	9003311919-0003	7/19/2016
Nautilus, Inc.	Design	United Kingdom	Exercise Equipment (Part of-)	9003747385-0001	2/10/2017
Nautilus, Inc.	Design	United Kingdom	Stands	9004128163-0001	7/31/2017
Nautilus, Inc.	Design	United Kingdom	Exercise Bikes (part of -)	9005282837-0001	5/25/2018
Nautilus, Inc.	Design	United Kingdom	Exercising Apparatus (part of -)	9006285128-0001	3/6/2019
Nautilus, Inc.	Design	United Kingdom	Exercising Apparatus (part of -)	9006285128-0002	3/6/2019
Nautilus, Inc.	Design	United Kingdom	Exercising Apparatus (part of -)	9006285128-0003	3/6/2019
Nautilus, Inc.	Design	United Kingdom	Dumbbells (part of -)	9008196224-0001	10/8/2020
Nautilus, Inc.	Design	United Kingdom	Dumbbells (part of -)	9008196224-0002	10/8/2020
Nautilus, Inc.	Design	United Kingdom	Exercise Bike (part of -)	9008209548-0001	10/21/2020
Nautilus, Inc.	Design	United Kingdom	Exercise Bike (part of -)	9008209548-0002	10/21/2020
Nautilus, Inc.	Design	United Kingdom	Exercise Bike (part of -)	9008209548-0003	10/21/2020
Nautilus, Inc.	Design	United Kingdom	Exercise Bike (part of -)	9008209548-0004	10/21/2020
Nautilus, Inc.	Design	United Kingdom	Exercise Bike (part of -)	9008209548-0005	10/21/2020
Nautilus, Inc.	Design	United Kingdom	Exercise Bike (part of -)	9008209548-0006	10/21/2020
Nautilus, Inc.	Design	United Kingdom	Exercise Bike (part of -)	9008209548-0007	10/21/2020
Nautilus, Inc.	Design	United Kingdom	Screen Displays	9008210397-0001	10/21/2020

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Nautilus, Inc.	Design	United Kingdom	Screen Displays (part of -)	9008210397-0002	10/21/2020
Nautilus, Inc.	Design	United Kingdom	Display Screen or Portion Thereof with User Interface	DM/219696	2/17/2022
Nautilus, Inc.	Design	United States	Dumbbell Base	D584,086	1/6/2009
Nautilus, Inc.	Design	United States	Exercise Apparatus	D585,098	1/20/2009
Nautilus, Inc.	Design	United States	Dumbbell Support Structure	D603,002	10/27/2009
Nautilus, Inc.	Design	United States	Dumbbell Weight Plate	D603,469	11/3/2009
Nautilus, Inc.	Design	United States	Dumbbell Weight Plate	D603,915	11/10/2009
Nautilus, Inc.	Design	United States	Dumbbell	D610,636	2/23/2010
Nautilus, Inc.	Design	United States	Exercise Bike	D616,050	5/18/2010
Nautilus, Inc.	Design	United States	Dumbbell Weight Plate	D617,854	6/15/2010
Nautilus, Inc.	Design	United States	Exercise Bike	D624,612	9/28/2010
Nautilus, Inc.	Design	United States	Exercise Apparatus	D624,975	10/5/2010
Nautilus, Inc.	Design	United States	Exercise Apparatus	D630,686	1/11/2011
Nautilus, Inc.	Design	United States	Combined Dumbbell and Base	D639,358	6/7/2011
Nautilus, Inc.	Design	United States	Dumbbell Base	D639,359	6/7/2011
Nautilus, Inc.	Design	United States	Dumbbell	D643,481	8/16/2011
Nautilus, Inc.	Design	United States	Exercise Bike Flywheel Housing	D699,305	2/11/2014
Nautilus, Inc.	Design	United States	Exercise Bike	D699,795	2/18/2014
Nautilus, Inc.	Design	United States	Exercise Bike	D699,796	2/18/2014
Nautilus, Inc.	Design	United States	Exercise Bike Flywheel	D700,668	3/4/2014
Nautilus, Inc.	Design	United States	Dumbbell Stand	D725,937	4/7/2015
Nautilus, Inc.	Design	United States	Dumbbell Stand	D725,938	4/7/2015
Nautilus, Inc.	Design	United States	Dumbbell	D737,907	9/1/2015
Nautilus, Inc.	Design	United States	Dumbbell Base	D743,713	11/24/2015
Nautilus, Inc.	Design	United States	Dumbbell Bridge	D753,247	4/5/2016

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Nautilus, Inc.	Design	United States	Exercise Bike	D767,049	9/20/2016
Nautilus, Inc.	Design	United States	Exercise Bike Fan	D767,050	9/20/2016
Nautilus, Inc.	Design	United States	Exercise Bike Fan Cage	D767,051	9/20/2016
Nautilus, Inc.	Design	United States	Exercise Bike Foot Peg	D781,385	3/14/2017
Nautilus, Inc.	Design	United States	Elliptical Exercise Machine	D792,530	7/18/2017
Nautilus, Inc.	Design	United States	Exercise Bike Handle	D792,533	7/18/2017
Nautilus, Inc.	Design	United States	Handle for Exercise Machine	D795,973	8/29/2017
Nautilus, Inc.	Design	United States	Handle	D795,974	8/29/2017
Nautilus, Inc.	Design	United States	Handle	D795,975	8/29/2017
Nautilus, Inc.	Design	United States	Balance Board	D797,212	9/12/2017
Nautilus, Inc.	Design	United States	Exercise Machine	D807,445	1/9/2018
Nautilus, Inc.	Design	United States	Media Holder for an Exercise Machine	D815,702	4/17/2018
Nautilus, Inc.	Design	United States	Dumbbell Stand	D837,560	1/8/2019
Nautilus, Inc.	Design	United States	Exercise Bike	D852,905	7/2/2019
Nautilus, Inc.	Design	United States	Kettlebell	D879,888	3/31/2020
Nautilus, Inc.	Design	United States	Kettlebell	D895,035	9/1/2020
Nautilus, Inc.	Design	United States	Kettlebell	D908,819	1/26/2021
Nautilus, Inc.	Design	United States	Flywheel of a Stationary Exercise Machine	D947,297	3/29/2022
Nautilus, Inc.	Design	United States	Handlebar of a Stationary Bike	D947,300	3/29/2022
Nautilus, Inc.	Design	United States	Handlebar of a Stationary Bike	D947,966	4/5/2022
Nautilus, Inc.	Design	United States	Handlebar of a Stationary Bike	D947,967	4/5/2022
Nautilus, Inc.	Design	United States	Weight Plate for Free-Weight Exercise Equipment	D952,770	5/24/2022
Nautilus, Inc.	Design	United States	Display of a Stationary Exercise Machine	D953,456	5/31/2022
Nautilus, Inc.	Design	United States	Display of a Stationary Exercise Machine	D953,457	5/31/2022
Nautilus, Inc.	Design	United States	Free Weight Handlebar	D958,266	7/19/2022

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Nautilus, Inc.	Design	United States	Stationary Bike	D961,014	8/16/2022
Nautilus, Inc.	Design	United States	Stationary Bike Frame	D961,015	8/16/2022
Nautilus, Inc.	Design	United States	Frame Member of a Stationary Bike	D961,016	8/16/2022
Nautilus, Inc.	Patent	Australia	Exercise Machine	2014232303	6/8/2017
Nautilus, Inc.	Patent	Australia	Adjustable Dumbbell System	2014396794	12/13/2018
Nautilus, Inc.	Patent	Australia	Adjustable Dumbbell System Having a Weight Sensor	2014397779	5/3/2018
Nautilus, Inc.	Patent	Australia	Weight Sensing Base for an Adjustable Dumbbell System	2015374401	3/28/2019
Nautilus, Inc.	Patent	Australia	Storable Exercise Bench	2018295277	8/26/2021
Nautilus, Inc.	Patent	Austria	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	Austria	Exercise Machine	3338864	10/14/2020
Nautilus, Inc.	Patent	Austria	Weight Selection Methods and Apparatus	E570493	8/15/2012
Nautilus, Inc.	Patent	Belgium	Weight Selection Methods and Apparatus	1501612	8/15/2012
Nautilus, Inc.	Patent	Belgium	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	Belgium	Exercise Machine	3338864	10/14/2020
Nautilus, Inc.	Patent	Canada	Weight Selection Methods and Apparatus	2,482,267	10/7/2008
Nautilus, Inc.	Patent	Canada	Exercise Machine	2,907,352	11/13/2018
Nautilus, Inc.	Patent	Canada	Exercise Machine	2,907,435	1/16/2018
Nautilus, Inc.	Patent	Canada	Adjustable Dumbbell System Having a Weight Sensor	2946524	10/26/2021
Nautilus, Inc.	Patent	Canada	Adjustable Dumbbell System	2952020	1/28/2020
Nautilus, Inc.	Patent	Canada	Exercise Machine	3013141	9/21/2021
Nautilus, Inc.	Patent	China	Exercise Machine	ZL02811068.4	5/3/2006
Nautilus, Inc.	Patent	China	Weight Selection Methods and Apparatus	ZL03813698.8	8/19/2009
Nautilus, Inc.	Patent	China	Adjustable Dumbbell System	ZL03818865.1	9/19/2007
Nautilus, Inc.	Patent	China	Variable Stride Exercise Device	ZL200480023706.4	11/10/2010
Nautilus, Inc.	Patent	China	Dual Treadmill Exercise Device Having a Single Rear Roller	ZL200580013319.7	12/12/2012

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Nautilus, Inc.	Patent	China	Releasable Attachment Mechanism for Variable Stride Fitness Equipment	ZL200580028040.6	12/21/2011
Nautilus, Inc.	Patent	China	Exercise Machine Having Rotatable Weight Selection Index	ZL200580040878.7	1/26/2011
Nautilus, Inc.	Patent	China	Weight Selection Methods and Apparatus	ZL200710007778.5	6/23/2010
Nautilus, Inc.	Patent	China	Fitness Machine	ZL201480024359.0	1/30/2018
Nautilus, Inc.	Patent	China	Adjustable Dumbbell System with Weight Sensor	ZL201480079852.2	5/10/2019
Nautilus, Inc.	Patent	China	Adjustable Dumbbell System	ZL201480081128.3	12/23/2019
Nautilus, Inc.	Patent	China	Pedal Assembly for Fitness Equipment	ZL201680081846.X	8/14/2020
Nautilus, Inc.	Patent	China	Treadmills that Include a Deck Locking Mechanism and/or a Lift Assist Mechanism	ZL201680082637.7	10/30/2020
Nautilus, Inc.	Patent	China	Exercise Equipment with Non-Matched Cable Pairings	ZL201680081840.2	3/30/2021
Nautilus, Inc.	Patent	China	Fixed Exercise Equipment with Power Measuring Device	ZL201780086441.X	2/26/2021
Nautilus, Inc.	Patent	China	Exercise Machine	ZL201880046523.6	10/22/2021
Nautilus, Inc.	Patent	China	Storable Exercise Bench	ZL201880054243.X	5/24/2022
Nautilus, Inc.	Patent	China	Adjustable Weight Kettlebell	ZL201980021691.4	5/24/2022
Nautilus, Inc.	Patent	Denmark	Weight Selection Methods and Apparatus	1501612	8/15/2012
Nautilus, Inc.	Patent	Denmark	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	Denmark	Exercise Machine	3338864	10/14/2020
Nautilus, Inc.	Patent	European Patent	Weight Selection Methods and Apparatus	1501612	8/15/2012
Nautilus, Inc.	Patent	European Patent	Adjustable Dumbbell System	1539304	5/4/2011
Nautilus, Inc.	Patent	European Patent	Exercise Device with Treadles	1606025	4/6/2016
Nautilus, Inc.	Patent	European Patent	Variable Stride Exercise Device	1648570	4/22/2015

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Nautilus, Inc.	Patent	European Patent	Combination of Treadmill and Stair Climbing Machine	1660197	6/15/2016
Nautilus, Inc.	Patent	European Patent	Releasable Connection Mechanism for Variable Stride Exercise Devices	1768754	7/22/2015
Nautilus, Inc.	Patent	European Patent	Exercise Machine Having Rotatable Weight Selection Index	1804928	4/24/2013
Nautilus, Inc.	Patent	European Patent	Dual Deck Exercise Device	2815792	10/18/2017
Nautilus, Inc.	Patent	European Patent	Exercise Machine	2969066	10/4/2017
Nautilus, Inc.	Patent	European Patent	Exercise Machine	2986350	2/28/2018
Nautilus, Inc.	Patent	European Patent	Adjustable Dumbbell System Having a Weight Sensor	3119480	5/19/2021
Nautilus, Inc.	Patent	European Patent	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	European Patent	Weight Sensing Base for an Adjustable Dumbbell System	3241001	7/22/2020
Nautilus, Inc.	Patent	European Patent	Exercise Machine	3338864	10/14/2020
Nautilus, Inc.	Patent	European Patent	Treadmill Including a Deck Locking Mechanism and/or a Lift Assist Mechanism	3397358	4/7/2021
Nautilus, Inc.	Patent	European Patent	Pedal Assembly for Exercise Machine	3397360	1/20/2021
Nautilus, Inc.	Patent	European Patent	Stationary Exercise Machine with a Power Measurement Apparatus	3562564	8/25/2021
Nautilus, Inc.	Patent	France	Weight Selection Methods and Apparatus	1501612	8/15/2012
Nautilus, Inc.	Patent	France	Weight Exercise Machine Having Rotatable Weight Selection Index	1804928	4/24/2013
Nautilus, Inc.	Patent	France	Exercise Machine	2969066	10/4/2017
Nautilus, Inc.	Patent	France	Exercise Machine	2986350	2/28/2018
Nautilus, Inc.	Patent	France	Adjustable Dumbbell System Having a Weight Sensor	3119480	5/19/2021
Nautilus, Inc.	Patent	France	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	France	Exercise Machine	3338864	10/14/2020

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DB1/ 133797434.2 4877-1143-3792v.2 Nautilus, Inc. Patent France Treadmill Including a Deck Locking Mechanism and/or a Lift Assist Mechanism 3397358 4/7/2021 Nautilus, Inc. Patent Germany Exercise Device with Treadles 1606025 4/6/2016 Nautilus, Inc. Patent Germany Weight Exercise Machine Having Rotatable Weight Selection Index 1804928 4/24/2013 Nautilus, Inc. Patent Germany Dual Deck Exercise Device 2815792 10/18/2017 Nautilus, Inc. Patent Germany Exercise Machine 2969066 10/4/2017 Nautilus, Inc. Patent Germany Adjustable Dumbbell System Having a Weight Sensor 3119480 5/19/2021 Nautilus, Inc. Patent Germany Adjustable Dumbbell System 3154645 3/24/2021 Nautilus, Inc. Patent Germany Exercise Machine 3338864 10/14/2020 Nautilus, Inc. Patent Germany Treadmill Including a Deck Locking Mechanism and/or a Lift Assist Mechanism 3562564 8/25/2021 Nautilus, Inc. Patent Germany Weight Selection Methods and Apparatus 60337014.4 5/4/2011 Nautilus, Inc. Patent Germany Weight Exercise Machine Having Rotatable Weight Selection Index 60341829.5 8/15/2012 Nautilus, Inc. Patent Germany Variable Stride Exercise Device 602004047060.0 4/22/2015 Nautilus, Inc. Patent Germany Combination of Treadmill and Stair Climbing Machine 602004049449.6 6/15/2016 Nautilus, Inc. Patent Germany Releasable Connection Mechanism for Variable Stride Exercise Devices 602005047041.7 7/22/2015 Nautilus, Inc. Patent Germany Exercise Machine (Max Machine) 602014021663.3 2/28/2018 Nautilus, Inc. Patent Germany Weight Sensing Base for an Adjustable Dumbbell System 602015056335.2 7/22/2020 Nautilus, Inc. Patent Germany Pedal Assembly for Exercise Machine 602016051888.0 1/20/2021 Nautilus, Inc. Patent Germany Treadmill Including a Deck Locking Mechanism and/or a Lift Assist Mechanism 602016055887.4 4/7/2021 Nautilus, Inc. Patent Hong Kong Dual Deck Exercise Device 1205476 7/6/2018 DB1/ 133797434.2 4877-1143-3792v.2 Nautilus, Inc. Patent Hong Kong Exercise Machine 1220658 7/6/2018 Nautilus, Inc. Patent Hong Kong Exercise Machine 1221430 2/1/2019 Nautilus, Inc. Patent Ireland Weight Selection Methods and Apparatus 1501612 8/15/2012 Nautilus, Inc. Patent Ireland Adjustable Dumbbell System 3154645 3/24/2021 Nautilus, Inc. Patent Ireland Exercise Machine 3338864 10/14/2020 Nautilus, Inc. Patent Italy Exercise Machine 2969066 10/4/2017 Nautilus, Inc. Patent Italy Adjustable Dumbbell System Having a Weight Sensor 3119480 5/19/2021 Nautilus, Inc. Patent Italy Adjustable Dumbbell System 3154645 3/24/2021 Nautilus, Inc. Patent Italy Exercise Machine 3338864 10/14/2020 Nautilus, Inc. Patent Italy Treadmill Including a Deck Locking Mechanism and/or a Lift Assist Mechanism 3397358 4/7/2021 Nautilus, Inc. Patent Italy Weight Selection Methods and Apparatus 502012902101195 8/15/2012 Nautilus, Inc. Patent Italy Exercise Machine 502018000015668 2/28/2018 Nautilus, Inc. Patent Japan Adjustable Dumbbell System 4113531 4/18/2008 Nautilus, Inc. Patent Japan Adjustable Dumbbell System with Weight Sensor 6343396 5/25/2018 Nautilus, Inc. Patent Japan Adjustable Dumbbell System 6383871 8/10/2018 Nautilus, Inc. Patent Japan Storable Exercise Bench 6957655 10/8/2021 Nautilus, Inc. Patent Mexico Adjustable Dumbbell System 288283 7/12/2011 Nautilus, Inc. Patent Mexico Adjustable Dumbbell System with Weight Sensor 378453 12/17/2020 Nautilus, Inc. Patent Mexico Adjustable Dumbbell System 388289 11/30/2021 Nautilus, Inc. Patent Netherlands Weight Selection Methods and Apparatus 1501612 8/15/2012 Nautilus, Inc. Patent Netherlands Weight Exercise Machine Having Rotatable Weight Selection Index 1804928 4/24/2013 Nautilus, Inc. Patent Netherlands Dual Deck Exercise Device 2815792 10/18/2017 Nautilus, Inc. Patent Netherlands Exercise Machine 2969066 10/4/2017 Nautilus, Inc. Patent Netherlands Exercise Machine 2986350 2/28/2018

Nautilus, Inc.	Patent	Netherlands	Adjustable Dumbbell System Having a Weight Sensor	3119480	5/19/2021
Nautilus, Inc.	Patent	Netherlands	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	Netherlands	Exercise Machine	3338864	10/14/2020
Nautilus, Inc.	Patent	Netherlands	Treadmill Including a Deck Locking Mechanism and/or a Lift Assist Mechanism	3397358	4/7/2021
Nautilus, Inc.	Patent	New Zealand	Exercise Machine	713154	8/29/2017
Nautilus, Inc.	Patent	New Zealand	Adjustable Dumbbell System having a Weight Sensor	725485	7/31/2018
Nautilus, Inc.	Patent	New Zealand	Adjustable Dumbbell System	727703	10/2/2018
Nautilus, Inc.	Patent	Portugal	Weight Selection Methods and Apparatus	1501612	8/15/2012
Nautilus, Inc.	Patent	Spain	Weight Selection Methods and Apparatus	1501612	8/15/2012
Nautilus, Inc.	Patent	Spain	Weight Exercise Machine Having Rotatable Weight Selection Index	1804928	4/24/2013
Nautilus, Inc.	Patent	Spain	Exercise Machine	2969066	10/4/2017
Nautilus, Inc.	Patent	Spain	Exercise Machine	2986350	2/28/2018
Nautilus, Inc.	Patent	Spain	Adjustable Dumbbell System Having a Weight Sensor	3119480	5/19/2021
Nautilus, Inc.	Patent	Spain	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	Spain	Exercise Machine (Max Machine)	3338864	10/14/2020
Nautilus, Inc.	Patent	Spain	Treadmill Including a Deck Locking Mechanism and/or a Lift Assist Mechanism	3397358	4/7/2021
Nautilus, Inc.	Patent	Sweden	Weight Selection Methods and Apparatus	1501612	8/15/2012
Nautilus, Inc.	Patent	Sweden	Weight Exercise Machine Having Rotatable Weight Selection Index	1804928	4/24/2013
Nautilus, Inc.	Patent	Sweden	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	Sweden	Exercise Machine	3338864	10/14/2020

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Nautilus, Inc.	Patent	Switzerland	Weight Selection Methods and Apparatus	1501612	8/15/2012
Nautilus, Inc.	Patent	Switzerland	Weight Exercise Machine Having Rotatable Weight Selection Index	1804928	4/24/2013
Nautilus, Inc.	Patent	Switzerland	Exercise Machine	2969066	10/4/2017
Nautilus, Inc.	Patent	Switzerland	Exercise Machine	2986350	2/28/2018
Nautilus, Inc.	Patent	Switzerland	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	Switzerland	Exercise Machine	3338864	10/14/2020
Nautilus, Inc.	Patent	Switzerland	Treadmill Including a Deck Locking Mechanism and/or a Lift Assist Mechanism	3397358	4/7/2021
Nautilus, Inc.	Patent	Taiwan	Exercise Machine	I250883	3/11/2006
Nautilus, Inc.	Patent	Taiwan	Weight Selection Methods and Apparatus	I277433	4/1/2007
Nautilus, Inc.	Patent	Taiwan	Exercise Device with Treadles	I304347	12/21/2008
Nautilus, Inc.	Patent	Taiwan	Exercise Device with Treadles	I304348	12/21/2008
Nautilus, Inc.	Patent	Taiwan	Exercise Device with Treadles	I304352	12/21/2008
Nautilus, Inc.	Patent	Taiwan	Adjustable Dumbbell and Base Systems and a Dumbbell Therefor	I313615	8/21/2009
Nautilus, Inc.	Patent	Taiwan	Mechanism For Adjusting Seat Height for Exercise Equipment	I325787	6/11/2010
Nautilus, Inc.	Patent	Taiwan	Dual Deck Exercise Device	I355952	1/11/2012
Nautilus, Inc.	Patent	Taiwan	Exercise Device with Treadles	I363641	5/11/2012
Nautilus, Inc.	Patent	Taiwan	Variable Stride Exercise Device	I363642	5/11/2012
Nautilus, Inc.	Patent	Taiwan	Dual Treadmill Exercise Device Having a Single Rear Roller	I381864	1/11/2013
Nautilus, Inc.	Patent	Taiwan	Variable Stride Exercise Device	I391161	4/1/2013
Nautilus, Inc.	Patent	Taiwan	Adjustable Dumbbell System Having a Weight Sensor	I653074	3/11/2019
Nautilus, Inc.	Patent	Taiwan	Adjustable Dumbbell System	I674913	10/21/2019
Nautilus, Inc.	Patent	Taiwan	Exercise Machine with Adjustable Stride	I737877	9/1/2021

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Nautilus, Inc.	Patent	Taiwan	Treadmill Including a Lift Assistance Mechanism	I739978	9/21/2021
Nautilus, Inc.	Patent	Taiwan	Stationary Exercise Machine with a Power Measurement Apparatus	I744450	11/1/2021
Nautilus, Inc.	Patent	Taiwan	Exercise Machine	I755539	2/21/2022
Nautilus, Inc.	Patent	Taiwan	Storable Exercise Bench	I766047	6/1/2022
Nautilus, Inc.	Patent	United Kingdom	Weight Selection Methods and Apparatus	1501612	8/15/2012
Nautilus, Inc.	Patent	United Kingdom	Adjustable Dumbbell System	1539304	5/4/2011
Nautilus, Inc.	Patent	United Kingdom	Exercise Device with Treadles	1606025	4/6/2016
Nautilus, Inc.	Patent	United Kingdom	Variable Stride Exercise Device	1648570	4/22/2015
Nautilus, Inc.	Patent	United Kingdom	Combination of Treadmill and Stair Climbing Machine	1660197	6/15/2016
Nautilus, Inc.	Patent	United Kingdom	Releasable Connection Mechanism for Variable Stride Exercise Devices	1768754	7/22/2015
Nautilus, Inc.	Patent	United Kingdom	Weight Exercise Machine Having Rotatable Weight Selection Index	1804928	4/24/2013
Nautilus, Inc.	Patent	United Kingdom	Dual Deck Exercise Device	2815792	10/18/2017
Nautilus, Inc.	Patent	United Kingdom	Exercise Machine	2969066	10/4/2017
Nautilus, Inc.	Patent	United Kingdom	Exercise Machine	2986350	2/28/2018
Nautilus, Inc.	Patent	United Kingdom	Adjustable Dumbbell System Having a Weight Sensor	3119480	5/19/2021
Nautilus, Inc.	Patent	United Kingdom	Adjustable Dumbbell System	3154645	3/24/2021
Nautilus, Inc.	Patent	United Kingdom	Weight Sensing Base for an Adjustable Dumbbell System	3241001	7/22/2020
Nautilus, Inc.	Patent	United Kingdom	Exercise Machine	3338864	10/14/2020
Nautilus, Inc.	Patent	United Kingdom	Treadmill Including a Deck Locking Mechanism and/or a Lift Assist Mechanism	3397358	4/7/2021
Nautilus, Inc.	Patent	United Kingdom	Pedal Assembly for Exercise Machine	3397360	1/20/2021

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Nautilus, Inc.	Patent	United Kingdom	Stationary Exercise Machine with a Power Measurement Apparatus	3562564	8/25/2021
Nautilus, Inc.	Patent	United States	Leg Press Weight Training Machine	7,004,890	2/28/2006
Nautilus, Inc.	Patent	United States	Inclined Leg Press Weight Training Machine	7,004,891	2/28/2006
Nautilus, Inc.	Patent	United States	Weight Training Machine for Exercising the Upper Chest Muscles	7,029,427	4/18/2006
Nautilus, Inc.	Patent	United States	Leg Press and Abdominal Crunch Exercise Machine	7,070,545	7/4/2006
Nautilus, Inc.	Patent	United States	Combination of Treadmill and Stair Climbing Machine	7,097,593	8/29/2006
Nautilus, Inc.	Patent	United States	Collapsible Seat for Combination Hack Squat and Leg Press Machine	7,115,080	10/3/2006
Nautilus, Inc.	Patent	United States	Weight-Training Apparatus Having Selectable Weight Plates	7,121,988	10/17/2006
Nautilus, Inc.	Patent	United States	Leg Curl/Leg Extension Weight Training Machine	7,150,702	12/19/2006
Nautilus, Inc.	Patent	United States	Dual Direction Pulley System	7,223,213	5/29/2007
Nautilus, Inc.	Patent	United States	Adjustable Dumbbell System	7,261,678	8/28/2007
Nautilus, Inc.	Patent	United States	Bar Supports for a Weight Bench	7,338,416	3/4/2008
Nautilus, Inc.	Patent	United States	Treadmill	7,455,626	11/25/2008
Nautilus, Inc.	Patent	United States	Variable Stride Exercise Device	7,462,134	12/9/2008
Nautilus, Inc.	Patent	United States	Calf Extension Weight Training Machine	7,553,263	6/30/2009
Nautilus, Inc.	Patent	United States	Adjustable Dumbbell System	7,614,982	11/10/2009
Nautilus, Inc.	Patent	United States	Exercise Device with Treadles	7,645,214	1/12/2010
Nautilus, Inc.	Patent	United States	Dual Axis Abdominal Exercise Apparatus	7,658,701	2/9/2010
Nautilus, Inc.	Patent	United States	Exercise Machine having Rotatable Weight Selection Index	7,662,074	2/16/2010

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Nautilus, Inc.	Patent	United States	Dual Treadmill Exercise Device Having a Single Rear Roller	7,704,191	4/27/2010
Nautilus, Inc.	Patent	United States	Mechanism and Method for Adjusting Seat Height for Exercise Equipment	7,708,251	5/4/2010
Nautilus, Inc.	Patent	United States	Releasable Connection Mechanism for Variable Stride Exercise Devices	7,736,278	6/15/2010
Nautilus, Inc.	Patent	United States	Treadmill Deck Locking Mechanism	7,736,280	6/15/2010
Nautilus, Inc.	Patent	United States	Exercise Machine Having Rotatable Weight Selection Index	7,736,283	6/15/2010
Nautilus, Inc.	Patent	United States	Exercise Machine Having Rotatable Weight Selection Index	7,740,568	6/22/2010
Nautilus, Inc.	Patent	United States	Variable Stride Exercise Device	7,758,473	7/20/2010
Nautilus, Inc.	Patent	United States	Variable Stride Exercise Device	7,785,235	8/31/2010
Nautilus, Inc.	Patent	United States	Adjustable Dumbbell System	7,794,373	9/14/2010
Nautilus, Inc.	Patent	United States	Upper Body Exercise and Flywheel Enhanced Dual Deck Treadmills	7,811,209	10/12/2010
Nautilus, Inc.	Patent	United States	Control System and Method for an Exercise Apparatus	7,815,549	10/19/2010
Nautilus, Inc.	Patent	United States	Exercise Device	7,815,552	10/19/2010
Nautilus, Inc.	Patent	United States	Combination of Treadmill and Stair Climbing Machine	7,819,779	10/26/2010
Nautilus, Inc.	Patent	United States	Treadmill Deck Locking Mechanism	7,914,421	3/29/2011
Nautilus, Inc.	Patent	United States	Exercise Device	8,002,677	8/23/2011
Nautilus, Inc.	Patent	United States	Adjustable Dumbbell System	8,002,680	8/23/2011
Nautilus, Inc.	Patent	United States	Exercise Machine Having Rotatable Weight Selection Index	8,016,729	9/13/2011
Nautilus, Inc.	Patent	United States	Releasable Connection Mechanism for	8,062,187	11/22/2011

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			Variable Stride Exercise Devices		
Nautilus, Inc.	Patent	United States	Exercise Device with Treadles	8,113,994	2/14/2012
Nautilus, Inc.	Patent	United States	Engagement Interface for an Exercise Machine	8,568,279	10/29/2013
Nautilus, Inc.	Patent	United States	Exercise Bike	8,585,561	11/19/2013
Nautilus, Inc.	Patent	United States	Motorless Treadmill Stepper Exercise Device	8,597,161	12/3/2013
Nautilus, Inc.	Patent	United States	Dual Deck Exercise Device	8,696,524	4/15/2014
Nautilus, Inc.	Patent	United States	Lockout Mechanism for a Weight Stack Exercise Machine	8,845,498	9/30/2014
Nautilus, Inc.	Patent	United States	Selectable Weight Stack	8,876,674	11/4/2014
Nautilus, Inc.	Patent	United States	Exercise Device with Treadles	9,072,932	7/7/2015
Nautilus, Inc.	Patent	United States	Systems and Methods for Motion-Vector-Aided Video Interpolation Using Real-Time Smooth Video Playback Speed Variation	9,131,202	9/8/2015
Nautilus, Inc.	Patent	United States	Exercise Machine	9,199,115	12/1/2015
Nautilus, Inc.	Patent	United States	Upper Body Exercise and Flywheel Enhanced Dual Deck Treadmills	9,308,415	4/12/2016
Nautilus, Inc.	Patent	United States	Dual Deck Exercise Device	9,352,187	5/31/2016
Nautilus, Inc.	Patent	United States	Exercise Dumbbells	9,375,602	6/28/2016
Nautilus, Inc.	Patent	United States	Ball and Board Balance Training Device	9,387,363	7/12/2016
Nautilus, Inc.	Patent	United States	Exercise Device with Treadles	9,440,107	9/13/2016
Nautilus, Inc.	Patent	United States	System and Method for Visualizing Synthetic Objects Within Real-World Video Clip	9,566,517	2/14/2017
Nautilus, Inc.	Patent	United States	System and Method for Visualizing Synthetic Objects	9,586,141	3/7/2017

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			Within Real-World Video Clip		
Nautilus, Inc.	Patent	United States	Exercise Dumbbells	9,604,092	3/28/2017
Nautilus, Inc.	Patent	United States	Systems and Methods for Motion-Vector-Aided Video Interpolation Using Real-Time Smooth Video Playback Speed Variation	9,659,596	5/23/2017
Nautilus, Inc.	Patent	United States	Systems and Methods for Generating 360 Degree Mixed Reality Environments	9,704,298	7/11/2017
Nautilus, Inc.	Patent	United States	Adjustable Dumbbell System Having a Weight Sensor	9,776,032	10/3/2017
Nautilus, Inc.	Patent	United States	Weight Sensing Base for an Adjustable Dumbbell System	9,814,922	11/14/2017
Nautilus, Inc.	Patent	United States	Exercise Machine	9,950,209	4/24/2018
Nautilus, Inc.	Patent	United States	Exercise Machine	9,987,513	6/5/2018
Nautilus, Inc.	Patent	United States	Balance Board Fitness Training Device	10,099,084	10/16/2018
Nautilus, Inc.	Patent	United States	Balance Board Fitness Training Device	10,099,086	10/16/2018
Nautilus, Inc.	Patent	United States	Adjustable Dumbbell System Having a Weight Sensor	10,195,477	2/5/2019
Nautilus, Inc.	Patent	United States	Stationary Exercise Machine with a Power Measurement Apparatus	10,226,657	3/12/2019
Nautilus, Inc.	Patent	United States	Exercise Machine (Max Machine)	10,252,101	4/9/2019
Nautilus, Inc.	Patent	United States	Exercise Machine with Adjustable Stride	10,328,301	6/25/2019
Nautilus, Inc.	Patent	United States	Treadmill Including a Deck Locking Mechanism	10,335,632	7/2/2019
Nautilus, Inc.	Patent	United States	Box with Closeable Aperture	10,351,292	7/16/2019
Nautilus, Inc.	Patent	United States	Pedal Assembly for Exercise Machine	10,369,404	8/6/2019
Nautilus, Inc.	Patent	United States	Treadmill Including a Lift Assistance Mechanism	10,398,932	9/3/2019
Nautilus, Inc.	Patent	United States	Stowable Rowing Machine	10,449,409	10/22/2019

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Nautilus, Inc.	Patent	United States	Adjustable Dumbbell System	10,518,123	12/31/2019
Nautilus, Inc.	Patent	United States	Exercise Machine	10,543,396	1/28/2020
Nautilus, Inc.	Patent	United States	Exercise Machine	10,561,891	2/18/2020
Nautilus, Inc.	Patent	United States	Critical Power Adaptive Training with Varying Parameters	10,603,543	3/31/2020
Nautilus, Inc.	Patent	United States	Adjustable Dumbbell System Having a Weight Sensor	10,617,905	4/14/2020
Nautilus, Inc.	Patent	United States	Lateral Elliptical Trainer	10,729,934	8/4/2020
Nautilus, Inc.	Patent	United States	Stationary Exercise Machine with a Power Measurement Apparatus	10,758,765	9/1/2020
Nautilus, Inc.	Patent	United States	Systems and Methods for Generating 360 Degree Mixed Reality Environments	10,810,798	10/20/2020
Nautilus, Inc.	Patent	United States	System and Method for Visualizing Synthetic Objects Within Real-World Video Clip	10,828,570	11/10/2020
Nautilus, Inc.	Patent	United States	Storable Exercise Bench	10,850,154	12/1/2020
Nautilus, Inc.	Patent	United States	Exercise Machine Having Non-Matched Cable Pairing	10,953,267	3/23/2021
Nautilus, Inc.	Patent	United States	Rowing Machine	11,013,952	5/25/2021
Nautilus, Inc.	Patent	United States	Foot Supports with Fit Enhancement Features for an Exercise Machine	11,103,740	8/31/2021
Nautilus, Inc.	Patent	United States	Media Holder for Exercise Machine	11,135,473	10/5/2021
Nautilus, Inc.	Patent	United States	Pedal Assembly for Exercise Machine	11,191,995	12/7/2021
Nautilus, Inc.	Patent	United States	Exercise Machine	11,198,033	12/14/2021
Nautilus, Inc.	Patent	United States	Critical Power Adaptive Training with Varying Parameters	11,235,200	2/1/2022
Nautilus, Inc.	Patent	United States	Tile-enabled Bike with Tilt-disabling Mechanism	11,291,883	4/5/2022
Nautilus, Inc.	Patent	United States	Exercise Machine	11,324,994	5/10/2022

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Nautilus, Inc.	Patent	United States	Workout Generation Based on User-agnostic Training Profiles and User Boundaries	11,358,028	6/14/2022
Nautilus, Inc.	Patent	United States	Storable Exercise Bench	11,413,492	8/16/2022
Nautilus, Inc.	Patent	United States	Elliptical Exercise Machine	11,413,497	8/16/2022
Nautilus, Inc.	Patent	United States	Adjustable Dumbbell System	11,452,902	9/27/2022
Nautilus, Inc.	Patent	United States	Adjustable Weight Kettlebell	11,491,361	11/8/2022
Nautilus, Inc.	Utility Model	China	Exercise Machine	ZL201490000669.4	12/14/2016
Nautilus, Inc.	Utility Model	Germany	Exercise Machine	202014010682	4/13/2016

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Applications:

Company	Type of Intellectual Property	Country/ Region	Title	Registration/ Publication/ Application Number	Date of Registration or Application (M/D/Y)
Nautilus, Inc.	Design Pending	United States	Display Screen or Portion Thereof with User Interface	29/805,245	8/25/2021
Nautilus, Inc.	Patent Pending	Australia	Storable Exercise Bench	2021215163	6/26/2018
Nautilus, Inc.	Patent Pending	Canada	Storable Exercise Bench	3068295	6/26/2018
Nautilus, Inc.	Patent Pending	Canada	Critical Power Adaptive Training with Varying Parameters	3085735	12/12/2018
Nautilus, Inc.	Patent Pending	Canada	Adjustable Weight Kettlebell	3090147	2/4/2019
Nautilus, Inc.	Patent Pending	Canada	Tilt-enabled Bike with Tilt-disabling Mechanism	3162738	12/18/2020
Nautilus, Inc.	Patent Pending	Canada	WORKOUT GENERATION BASED ON USER-AGNOSTIC TRAINING PROFILES AND USER BOUNDARIES	3172043	2/5/2021
Nautilus, Inc.	Patent Pending	Canada	CRITICAL POWER ADAPTIVE TRAINING WITH VARYING PARAMETERS	3174200	12/12/2018
Nautilus, Inc.	Patent Pending	China	Critical Power Adaptive Training with Varying Parameters	201880082867.2	12/12/2018
Nautilus, Inc.	Patent Pending	China	Rowing Machine	201980059018.X	7/19/2019
Nautilus, Inc.	Patent Pending	China	Foot Supports and Handlebar with Fit Enhancement Features for an Exercise Machine	202080031385.1	3/6/2020
Nautilus, Inc.	Patent Pending	China	Adjustable Barbell System	202080036887.3	3/23/2020
Nautilus, Inc.	Patent Pending	China	Reclining Bicycle with Incline Disabling Mechanism	202080096444.3	12/18/2020

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Nautilus, Inc.	Patent Pending	European Patent	System and Method for Visualizing Synthetic Objects Within Real-World Video Clip	12830548.9	9/10/2012
Nautilus, Inc.	Patent Pending	European Patent	Systems and Methods for Motion-Vector-Aided Video Interpolation Using Real-Time Smooth Video Playback Speed Variation	14792903.8	9/30/2014
Nautilus, Inc.	Patent Pending	European Patent	Adjustable Dumbbell System	21158425.5	10/3/2014
Nautilus, Inc.	Patent Pending	European Patent	Exercise Machine	18731642.7	5/22/2018
Nautilus, Inc.	Patent Pending	European Patent	Storable Exercise Bench	18743183.8	6/26/2018
Nautilus, Inc.	Patent Pending	European Patent	Critical Power Adaptive Training with Varying Parameters	18836988.8	12/12/2018
Nautilus, Inc.	Patent Pending	European Patent	Adjustable Weight Kettlebell	19706837.2	2/4/2019
Nautilus, Inc.	Patent Pending	European Patent	Rowing Machine	19749520.3	7/19/2019
Nautilus, Inc.	Patent Pending	European Patent	Foot Supports and Handlebar with Fit Enhancement Features for an Exercise Machine	20716144.9	3/6/2020
Nautilus, Inc.	Patent Pending	European Patent	Adjustable Barbell System	20720583.2	3/23/200
Nautilus, Inc.	Patent Pending	European Patent	Tilt-enabled Bike with Tilt-disabling Mechanism	20845286.2	12/18/2020
Nautilus, Inc.	Patent Pending	European Patent	Workout Generation Based on User-agnostic Training Profiles and User Boundaries	21709824.3	2/5/2021
Nautilus, Inc.	Patent Pending	European Patent	Compact Elliptical Exercise Machine	21713858.5	3/2/2021
Nautilus, Inc.	Patent Pending	PCT	Elliptical Exercise Machine	PCT/US2021/020556	3/2/2021
Nautilus, Inc.	Patent Pending	PCT	Swivel Mount for Display of Exercise Machine	PCT/US2021/065347	12/28/2021
Nautilus, Inc.	Patent Pending	PCT	Exercise System with Translatable and Rotatable Display	PCT/US2022/074042	7/22/2022

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Nautilus, Inc.	Patent Pending	PCT	Free-weight Exercise System	PCT/US2022/074045	7/22/2022
Nautilus, Inc.	Patent Pending	PCT	Exercise Machine with Screen Lock Function	PCT/US2022/041419	8/24/2022
Nautilus, Inc.	Patent Pending	PCT	Modular Metrics Bar of Exercise Machines	PCT/US2022/041423	8/24/2022
Nautilus, Inc.	Patent Pending	Taiwan	Adjustable Weight Kettlebell	108104167	2/1/2019
Nautilus, Inc.	Patent Pending	Taiwan	Adjustable Barbell System	109110040	3/25/2020
Nautilus, Inc.	Patent Pending	Taiwan	Tilt-enabled Bike with Tilt-disabling Mechanism	109145751	12/23/2020
Nautilus, Inc.	Patent Pending	United States	Exercise Machine	16/760,832	10/30/2018
Nautilus, Inc.	Patent Pending	United States	Adjustable Barbell System	16/827,479	3/23/2020
Nautilus, Inc.	Patent Pending	United States	Elliptical Exercise Machine	17/136,947	12/29/2020
Nautilus, Inc.	Patent Pending	United States	Rowing Machine	17/328,954	5/24/2021
Nautilus, Inc.	Patent Pending	United States	Foot Supports with Fit Enhancement Features for an Exercise Machine	17/389,213	7/29/2021
Nautilus, Inc.	Patent Pending	United States	Plate-Sensing Base for A Connected Adjustable Free Weight System	17/531,435	11/19/2021
Nautilus, Inc.	Patent Pending	United States	Swivel Mount for Display of Exercise Machine	17/563,626	12/28/2021
Nautilus, Inc.	Patent Pending	United States	Critical Power Adaptive Training with Varying Parameters	17/579,530	1/19/2022
Nautilus, Inc.	Patent Pending	United States	Tilt-enabled Bike with Tilt-disabling Mechanism	17/709,248	3/30/2022
Nautilus, Inc.	Patent Pending	United States	Exercise Machine	17/736,469	5/4/2022
Nautilus, Inc.	Patent Pending	United States	Workout Generation Based on User-agnostic Training Profiles and User Boundaries	17/744,581	5/13/2022
Nautilus, Inc.	Patent Pending	United States	Free-weight Exercise System	17/814,289	7/22/2022
Nautilus, Inc.	Patent Pending	United States	Exercise System with Translatable and Rotatable Display	17/814,311	7/22/2022

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Nautilus, Inc.	Patent Pending	United States	Storable Exercise Bench	17/819,832	8/15/2022
Nautilus, Inc.	Patent Pending	United States	Adjustable Weight Kettlebell	17/850,074	6/27/2022
Nautilus, Inc.	Patent Pending	United States	Exercise Machine with Screen Lock Function	17/894,928	8/24/2022
Nautilus, Inc.	Patent Pending	United States	Modular Metrics Bar for an Exercise Machine	17/894,949	8/24/2022
Nautilus, Inc.	Patent Pending	United States	Adjustable Dumbbell System	17/934,741	9/23/2022

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SCHEDULE 5

PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certifi-cate Nos.
Nautilus, Inc.	Nautilus (Shanghai) Fitness Co., Ltd.	Unknown	Unknown	100%	65%	Unknown
Nautilus, Inc.	Nautilus Fitness Canada, Inc.	65	Common Stock	65%	65%	R4
Nautilus, Inc.	Nautilus Fitness Canada, Inc.	35	Common Stock	35%	35%	4
Nautilus, Inc.	Nautilus (Shanghai) Fitness Equipments Co., Ltd.	1	Certificate	100%	65%	1
Nautilus, Inc.	Nautilus Fitness International B.V. (f/k/a Octane Fitness International B.V.)	75,000	Ordinary Registered Shares	100%	65%	N/A - register entry
Nautilus, Inc.	Nautilus Switzerland AG (f/k/a VAY AG)	1,000,000	Ordinary Registered Shares	100%	65%	1
Nautilus, Inc.	US Octane Fitness Limited	100	Ordinary Registered Shares	100%	65%	3
Nautilus, Inc.	Pacific Direct, LLC	100	Units	50%	50%	3

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<u>SCHEDULE 6</u>

TRADEMARKS

Registrations:

Company	Type of Intellectual Property	Country/ Region	Mark	Registration/ Publication/ Application Number	Date of Registration or Application (M/D/Y)
Nautilus, Inc.	Trademark	Argentina	NAUTILUS	2727947	5/26/2015
Nautilus, Inc.	Trademark	Australia	UNIVERSAL	5837	3/26/1908
Nautilus, Inc.	Trademark	Australia	UNIVERSAL	264502	12/19/1972
Nautilus, Inc.	Trademark	Australia	NAUTILUS	328698	2/13/1979
Nautilus, Inc.	Trademark	Australia	AIRDYNE	550850	2/21/1991
Nautilus, Inc.	Trademark	Australia	WINDRIGGER	717889	9/20/1996
Nautilus, Inc.	Trademark	Australia	SELECTTECH	1024390	2/14/2005
Nautilus, Inc.	Trademark	Australia	BOWFLEX	1066821	7/27/2005
Nautilus, Inc.	Trademark	Australia	UNIVERSAL Stylized (Version 1)	1213143	12/3/2007
Nautilus, Inc.	Trademark	Australia	U and Circle Design (Logo I)	1213145	12/3/2007
Nautilus, Inc.	Trademark	Australia	MAX TRAINER	1642055	8/20/2014
Nautilus, Inc.	Trademark	Australia	JRNY	2069251	2/14/2020
Nautilus, Inc.	Trademark	Australia	JRNY Logo	2077020	3/20/2020
Nautilus, Inc.	Trademark	Australia	JRNY with Circle Logo	2077021	3/20/2020
Nautilus, Inc.	Trademark	Australia	B Stylized (Old Bowflex Logo)	WO1217131	1/2/2014
Nautilus, Inc.	Trademark	Australia	HVT	WO1366838	8/3/2017
Nautilus, Inc.	Trademark	Australia	MAX TOTAL	WO1516998	1/10/2020
Nautilus, Inc.	Trademark	Australia	Swirl Design (Cam Logo)	WO846373	3/3/2005
Nautilus, Inc.	Trademark	Australia	B Stylized (Old Bowflex Logo)	WO847338	3/2/2005
Nautilus, Inc.	Trademark	Australia	TREADCLIMBER	WO868251	1/27/2005
Nautilus, Inc.	Trademark	Australia	BOWFLEX XTREME	WO898353	9/14/2006
Nautilus, Inc.	Trademark	Australia	NAUTILUS ONE	WO934771	8/17/2007
Nautilus, Inc.	Trademark	Austria	AIRDYNE	136154	6/17/1991
Nautilus, Inc.	Trademark	Bahrain	NAUTILUS	WO988179	12/3/2008
Nautilus, Inc.	Trademark	Benelux	AIRDYNE	491594	2/12/1991
Nautilus, Inc.	Trademark	Brazil	NAUTILUS	810753146	8/23/1988
Nautilus, Inc.	Trademark	Brazil	AIRDYNE	816090726	5/19/1992
Nautilus, Inc.	Trademark	Brazil	GRAVITRON	817288112	6/6/1995
Nautilus, Inc.	Trademark	Brazil	BOWFLEX	828967083	8/21/2012
Nautilus, Inc.	Trademark	Brazil	BOWFLEX	829247149	8/19/2014
Nautilus, Inc.	Trademark	Brazil	B Stylized (Old Bowflex Logo)	829753400	8/9/2011
Nautilus, Inc.	Trademark	Brazil	Swirl Design (Cam Logo)	829753419	8/9/2011
Nautilus, Inc.	Trademark	Brunei	AIR-DYNE	13556	8/14/1984
Nautilus, Inc.	Trademark	Canada	UNIVERSAL	TMA195579	11/23/1973
Nautilus, Inc.	Trademark	Canada	NAUTILUS	TMA325920	4/10/1987
Nautilus, Inc.	Trademark	Canada	BOW-FLEX	TMA334211	11/13/1987
Nautilus, Inc.	Trademark	Canada	AIRDYNE	TMA360467	9/15/1989
Nautilus, Inc.	Trademark	Canada	NAUTILUS	TMA383083	4/19/1991
Nautilus, Inc.	Trademark	Canada	NAUTILUS Design	TMA454482	2/23/1996
Nautilus, Inc.	Trademark	Canada	NAUTILUS Design	TMA539110	1/3/2001
Nautilus, Inc.	Trademark	Canada	UNIVERSAL FITNESS and Design	TMA609541	5/6/2004
Nautilus, Inc.	Trademark	Canada	SELECTTECH	TMA682784	3/2/2007
Nautilus, Inc.	Trademark	Canada	CHANGING THE GAME IN HEALTH AND FITNESS	TMA686969	5/4/2007
Nautilus, Inc.	Trademark	Canada	TREADCLIMBER	TMA694375	8/20/2007
Nautilus, Inc.	Trademark	Canada	B and Oval Design (Old Bowflex Logo)	TMA700780	11/14/2007
Nautilus, Inc.	Trademark	Canada	TRIMLINE	TMA703754	12/21/2007
Nautilus, Inc.	Trademark	Canada	Swirl Design (Cam Logo)	TMA724462	9/25/2008
Nautilus, Inc.	Trademark	Canada	UNIVERSAL Design (Version 2)	TMA785605	12/21/2010
Nautilus, Inc.	Trademark	Canada	U & Design (Logo I)	TMA805407	8/29/2011
Nautilus, Inc.	Trademark	Canada	U and Circle Design (Logo II)	TMA809795	10/21/2011
Nautilus, Inc.	Trademark	Canada	MAX TRAINER	TMA932869	3/29/2016
Nautilus, Inc.	Trademark	Canada	HVT	TMA1058557	10/10/2019
Nautilus, Inc.	Trademark	Canada	STRONGER EVERY DAY	TMA1138436 WO1506176	8/17/2022
Nautilus, Inc.	Trademark	Canada	EXPLORE THE WORLD	TMA1127326 WO1516611	4/27/2022
Nautilus, Inc.	Trademark	Canada	MAX TOTAL	TMA1127329 WO1516998	4/27/2022
Nautilus, Inc.	Trademark	Chile	NAUTILUS	853114	6/18/2009
Nautilus, Inc.	Trademark	Chile	UNIVERSAL	948715	8/11/1997
Nautilus, Inc.	Trademark	China	AIRDYNE	647759	6/28/1993
Nautilus, Inc.	Trademark	China	Miscellaneous Shell Design 6	1747968	4/14/2002
Nautilus, Inc.	Trademark	China	NAUTILUS in Chinese Characters	1747969	4/14/2002
Nautilus, Inc.	Trademark	China	NAUTILUS in Chinese Characters	1751832	4/21/2002
Nautilus, Inc.	Trademark	China	Miscellaneous Shell Design 6	1751833	4/21/2002
Nautilus, Inc.	Trademark	China	NAUTILUS	1941531	8/28/2002
Nautilus, Inc.	Trademark	China	Miscellaneous Shell Design 6	1941533	11/7/2002

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125815236_4

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Nautilus, Inc.	Trademark	China	NAUTILUS in Chinese Characters	1941534	8/28/2002
Nautilus, Inc.	Trademark	China	Miscellaneous Shell Design 6	1949890	11/21/2002
Nautilus, Inc.	Trademark	China	NAUTILUS in Chinese Characters	1949893	11/21/2002
Nautilus, Inc.	Trademark	China	NAUTILUS	1949896	11/21/2002
Nautilus, Inc.	Trademark	China	NAUTILUS	2015466	11/28/2002
Nautilus, Inc.	Trademark	China	TRIMLINE in Chinese Characters	3238946	11/28/2003
Nautilus, Inc.	Trademark	China	TRIMLINE	3238947	11/28/2003
Nautilus, Inc.	Trademark	China	BOWFLEX	3814461	12/14/2006
Nautilus, Inc.	Trademark	China	TREADCLIMBER	3900046	2/28/2007
Nautilus, Inc.	Trademark	China	SELECTTECH	4304800	5/28/2008
Nautilus, Inc.	Trademark	China	BOWFLEX in Chinese Characters	5064507	6/21/2009
Nautilus, Inc.	Trademark	China	BOWFLEX in Chinese Character	5064508	6/21/2009
Nautilus, Inc.	Trademark	China	MAX TRAINER	15676439	12/28/2015
Nautilus, Inc.	Trademark	China	BOWFLEX MAX TRAINER and Design	15676440	7/7/2016
Nautilus, Inc.	Trademark	China	AIRDYNE in Chinese Characters	17272414	8/28/2016
Nautilus, Inc.	Trademark	China	SELECTTECH in Chinese Characters	17272415	8/28/2016
Nautilus, Inc.	Trademark	China	TREADCLIMBER in Chinese Characters	17272416	8/28/2016
Nautilus, Inc.	Trademark	China	MAX TRAINER (MAI XUN in Chinese Characters)	17272417	10/28/2016
Nautilus, Inc.	Trademark	China	HVT	25665750	9/21/2019
Nautilus, Inc.	Trademark	China	NAUTILUS in Chinese Characters	27653563	1/28/2019
Nautilus, Inc.	Trademark	China	JRNY	44091661	10/7/2020
Nautilus, Inc.	Trademark	China	VELOCORE	49665139	5/7/2021
Nautilus, Inc.	Trademark	China	Swirl Design (Cam Logo)	WO846373	3/3/2005
Nautilus, Inc.	Trademark	China	B Stylized (Old Bowflex Logo)	WO847338	11/12/2006
Nautilus, Inc.	Trademark	Colombia	UNIVERSAL	129598	9/19/1990
Nautilus, Inc.	Trademark	Colombia	NAUTILUS	141220	6/28/1993
Nautilus, Inc.	Trademark	Colombia	NAUTILUS	170840	11/21/2014
Nautilus, Inc.	Trademark	Colombia	BOWFLEX	367111	11/19/2008
Nautilus, Inc.	Trademark	Colombia	NAUTILUS	405471	4/14/2010
Nautilus, Inc.	Trademark	Denmark	NAUTILUS	VR0042341980	11/14/1980
Nautilus, Inc.	Trademark	Denmark	NAUTILUS	VR0028411984	8/10/1984
Nautilus, Inc.	Trademark	Denmark	AIRDYNE	VR0083641991	11/22/1991
Nautilus, Inc.	Trademark	Egypt	NAUTILUS	148844	2/7/2002

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Nautilus, Inc.	Trademark	European Union	BOWFLEX	377689	6/16/1998
Nautilus, Inc.	Trademark	European Union	WINDSPRINT	473561	6/17/1999
Nautilus, Inc.	Trademark	European Union	NAUTILUS	1756774	2/28/2003
Nautilus, Inc.	Trademark	European Union	BOWFLEX SPORT	3901808	10/21/2005
Nautilus, Inc.	Trademark	European Union	SELECTTECH	4070686	1/18/2006
Nautilus, Inc.	Trademark	European Union	BOWFLEX XTREME	4151262	2/3/2006
Nautilus, Inc.	Trademark	European Union	U and Circle Design (Logo II)	6959084	2/4/2009
Nautilus, Inc.	Trademark	European Union	UNIVERSAL	6965859	2/4/2009
Nautilus, Inc.	Trademark	European Union	MAX TRAINER	13183447	5/3/2016
Nautilus, Inc.	Trademark	European Union	BOWFLEX MAX TRAINER	14799175	3/10/2016
Nautilus, Inc.	Trademark	European Union	JRNY	18200846	6/27/2020
Nautilus, Inc.	Trademark	European Union	JRNY Logo	18224642	8/7/2020
Nautilus, Inc.	Trademark	European Union	JRNY with Circle Logo	18225127	8/7/2020
Nautilus, Inc.	Trademark	European Union	VELOCORE	18305463	1/22/2021
Nautilus, Inc.	Trademark	European Union	700IC	18475664	9/8/2021
Nautilus, Inc.	Trademark	European Union	800IC	18475670	9/8/2021
Nautilus, Inc.	Trademark	European Union	B Stylized (Old Bowflex Logo)	WO1217131	1/2/2014
Nautilus, Inc.	Trademark	European Union	HVT	WO1366838	8/3/2017
Nautilus, Inc.	Trademark	European Union	MAX INTELLIGENCE	WO1464491	3/21/2019
Nautilus, Inc.	Trademark	European Union	EXPLORE THE WORLD	WO1516611	10/19/2020
Nautilus, Inc.	Trademark	European Union	MAX TOTAL	WO1516998	1/10/2020
Nautilus, Inc.	Trademark	European Union	Swirl Design (Cam Logo)	WO846373	3/3/2005
Nautilus, Inc.	Trademark	European Union	B Stylized (Old Bowflex Logo)	WO847338	4/4/2006
Nautilus, Inc.	Trademark	European Union	TREADCLIMBER	WO868251	11/29/2006
Nautilus, Inc.	Trademark	European Union	NAUTILUS ONE	WO934771	8/17/2007

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DB1/ 133797434.2 125815236_4 4877-1143-3792v.2 Nautilus, Inc. Trademark Finland AIRDYNE 119755 6/5/1992 Nautilus, Inc. Trademark France NAUTILUS Italicized Thick Design 1353894 5/7/1986 Nautilus, Inc. Trademark France AIRDYNE 1645369 2/20/1991 Nautilus, Inc. Trademark France NAUTILUS 1688501 8/22/1991 Nautilus, Inc. Trademark Germany NAUTILUS 1029288 2/12/1982 Nautilus, Inc. Trademark Germany NAUTILUS 1089597 3/24/1986 Nautilus, Inc. Trademark Germany GRAVITRON 1133915 1/30/1989 Nautilus, Inc. Trademark Germany AIRDYNE 2017663 7/23/1992 Nautilus, Inc. Trademark Germany MAX TRAINER 302016005125 3/21/2016 Nautilus, Inc. Trademark Guatemala NAUTILUS 164736 7/23/2009 Nautilus, Inc. Trademark Hong Kong NAUTILUS 19820589 7/14/1981 Nautilus, Inc. Trademark Hong Kong NAUTILUS 19820590 7/14/1981 Nautilus, Inc. Trademark Hong Kong SELECTTECH 300299917 10/12/2004 Nautilus, Inc. Trademark Hong Kong BOWFLEX 300590139 3/1/2006 Nautilus, Inc. Trademark Hong Kong UNIVERSAL 301147211 6/24/2008 Nautilus, Inc. Trademark Hong Kong Swirl Design (Cam Logo) 301147220 6/24/2008 Nautilus, Inc. Trademark Hong Kong B Stylized (Old Bowflex Logo) 301147239 6/24/2008 Nautilus, Inc. Trademark Hong Kong NAUTILUS in Chinese Characters 200111377AA 1/8/2001 Nautilus, Inc. Trademark Hong Kong NAUTILUS 200112858AA 1/5/2001 Nautilus, Inc. Trademark Iceland NAUTILUS WO988179 12/3/2008 Nautilus, Inc. Trademark India NAUTILUS 649408 12/21/1994 Nautilus, Inc. Trademark India NAUTILUS 649412 5/11/2005 Nautilus, Inc. Trademark India BOWFLEX 1426233 1/12/2011 Nautilus, Inc. Trademark India SELECTTECH 1456924 12/27/2013 Nautilus, Inc. Trademark India TREADCLIMBER 1456926 1/4/2011 Nautilus, Inc. Trademark India BOWFLEX XTREME 1456927 3/31/2010 Nautilus, Inc. Trademark India B Stylized (Old Bowflex Logo) 1456928 10/24/2008 Nautilus, Inc. Trademark India B Stylized (Old Bowflex Logo) WO1217131 1/2/2014 Nautilus, Inc. Trademark Indonesia SELECTTECH IDM000151053 1/3/2008 Nautilus, Inc. Trademark Indonesia B Stylized (Old Bowflex Logo) IDM000151054 1/3/2008 Nautilus, Inc. Trademark Indonesia BOWFLEX IDM000151870 1/3/2008 Nautilus, Inc. Trademark Ireland NAUTILUS 100631 12/14/1983 Nautilus, Inc. Trademark Ireland NAUTILUS Italicized Thick Design 116960 10/9/1985 Nautilus, Inc. Trademark Israel BOWFLEX 277490 8/19/2015 Nautilus, Inc. Trademark Italy AIRDYNE 362021000033 5/28/2021 Nautilus, Inc. Trademark Italy NAUTILUS Italicized Thick Design 362015000047095 12/22/2016 Nautilus, Inc. Trademark Italy MAX TRAINER 302016000034266 12/7/2018 Nautilus, Inc. Trademark Italy NAUTILUS 362021000148508 3/29/2022 DB1/ 133797434.2 125815236_4 4877-1143-3792v.2 Nautilus, Inc. Trademark Japan NAUTILUS and Katakana Characters 475764 1/25/1956 Nautilus, Inc. Trademark Japan NAUTILUS 2036329 4/26/1988 Nautilus, Inc. Trademark Japan NAUTILUS Italicized Thick Design 4304339 8/13/1999 Nautilus, Inc. Trademark Japan NAUTILUS Italicized Thick Design 4436487 12/1/2000 Nautilus, Inc. Trademark Japan SELECTTECH 4878801 7/8/2005 Nautilus, Inc. Trademark Japan BOWFLEX 4887451 8/12/2005 Nautilus, Inc. Trademark Japan BOWFLEX XTREME 4887453 8/12/2005 Nautilus, Inc. Trademark Japan Swirl Design (Cam Logo) WO846373 3/3/2005 Nautilus, Inc. Trademark Japan B Stylized (Old Bowflex Logo) WO850666 6/15/2007 Nautilus, Inc. Trademark Japan TREADCLIMBER WO868251 1/27/2005 Nautilus, Inc. Trademark Japan NAUTILUS ONE WO934771 8/17/2007 Nautilus, Inc. Trademark Malaysia BOWFLEX 6009055 5/29/2006 Nautilus, Inc. Trademark Malaysia BOWFLEX XTREME 6009057 5/29/2006 Nautilus, Inc. Trademark Malaysia B Stylized (Old Bowflex Logo) 6009058 5/29/2006 Nautilus, Inc. Trademark Malaysia SELECTTECH 6009059 5/29/2006 Nautilus, Inc. Trademark Malaysia TREADCLIMBER 6009060 5/29/2006 Nautilus, Inc. Trademark Malaysia AIR DYNE 84003912 8/23/1984 Nautilus, Inc. Trademark Malaysia UNIVERSAL 85000139 1/10/1985 Nautilus, Inc. Trademark Malaysia NAUTILUS M91862 8/24/1981 Nautilus, Inc. Trademark Mexico AIRDYNE 407074 3/2/1992 Nautilus, Inc. Trademark Mexico NAUTILUS 495699 6/28/1995 Nautilus, Inc. Trademark Mexico SELECTTECH 864402 12/16/2004 Nautilus, Inc. Trademark Mexico B Stylized (Old Bowflex Logo) 886764 6/20/2005 Nautilus, Inc. Trademark Mexico Swirl Design (Cam Logo) 888613 6/27/2005 Nautilus, Inc. Trademark Mexico BOWFLEX 1043275 5/29/2008 Nautilus, Inc. Trademark Moldova NAUTILUS WO988179 12/3/2008 Nautilus, Inc. Trademark Montenegro NAUTILUS WO988179 12/3/2008 Nautilus, Inc. Trademark Morocco NAUTILUS WO988179 12/3/2008 Nautilus, Inc. Trademark New Zealand UNIVERSAL 136174 2/24/1987 Nautilus, Inc. Trademark New Zealand NAUTILUS 137828 12/20/1990 Nautilus, Inc. Trademark New Zealand NAUTILUS 137829 12/21/1990 Nautilus, Inc. Trademark New Zealand NAUTILUS 137830 12/21/1990 Nautilus, Inc. Trademark New Zealand NAUTILUS 137831 12/21/1990 Nautilus, Inc. Trademark New Zealand BOWFLEX 743740 9/7/2006 Nautilus, Inc. Trademark New Zealand NAUTILUS ONE 774214 2/21/2008 Nautilus, Inc. Trademark New Zealand MAX TRAINER 1003635 2/24/2015 Nautilus, Inc. Trademark New Zealand B Stylized (Old Bowflex Logo) WO1217131 2/3/2015

Nautilus, Inc.	Trademark	New Zealand	STRONGER EVERY DAY	WO1506176	11/7/2019
Nautilus, Inc.	Trademark	New Zealand	MAX TOTAL	WO1516998	1/10/2020
Nautilus, Inc.	Trademark	Norway	NAUTILUS	129689	8/13/1987
Nautilus, Inc.	Trademark	Norway	BOWFLEX	235194	9/28/2006
Nautilus, Inc.	Trademark	Norway	BOWFLEX MAX TRAINER	293006	6/29/2017
Nautilus, Inc.	Trademark	Norway	B Stylized (Old Bowflex Logo)	WO1217131	1/2/2014
Nautilus, Inc.	Trademark	Peru	NAUTILUS	141834	11/20/2007
Nautilus, Inc.	Trademark	Peru	NAUTILUS	145159	11/19/2008
Nautilus, Inc.	Trademark	Russia	NAUTILUS	386823	8/14/2009
Nautilus, Inc.	Trademark	Russia	BOWFLEX	425784	12/16/2010
Nautilus, Inc.	Trademark	Russia	NAUTILUS ONE	WO934771	8/17/2007
Nautilus, Inc.	Trademark	Serbia	NAUTILUS	WO988179	12/3/2008
Nautilus, Inc.	Trademark	Singapore	Swirl Design (Cam Logo)	40201927098Y	6/6/2020
Nautilus, Inc.	Trademark	Singapore	Bowflex Logo	40201927099P	4/3/2020
Nautilus, Inc.	Trademark	Singapore	BOWFLEX	40201927100Q	3/20/2020
Nautilus, Inc.	Trademark	Singapore	NAUTILUS	T8103140B	10/27/1983
Nautilus, Inc.	Trademark	Singapore	NAUTILUS	T8103141J	8/24/1983
Nautilus, Inc.	Trademark	Singapore	NAUTILUS	T8103142I	8/17/1983
Nautilus, Inc.	Trademark	Singapore	NAUTILUS	T8103143G	12/2/1983
Nautilus, Inc.	Trademark	Singapore	B Stylized (Old Bowflex Logo)	WO1217131	1/2/2014
Nautilus, Inc.	Trademark	South Africa	AIRDYNE	1991/00709	5/3/1995
Nautilus, Inc.	Trademark	South Africa	BOWFLEX	2006/28472	1/18/2010
Nautilus, Inc.	Trademark	South Africa	NAUTILUS ONE	2007/18721	6/3/2010
Nautilus, Inc.	Trademark	South Africa	NAUTILUS	2008/23426	11/22/2010
Nautilus, Inc.	Trademark	South Korea	NAUTILUS	4000996410000	3/27/1984
Nautilus, Inc.	Trademark	South Korea	AIRDYNE	4002354070000	4/8/1992
Nautilus, Inc.	Trademark	South Korea	SELECTTECH	40-712738	6/8/2007
Nautilus, Inc.	Trademark	South Korea	BOWFLEX	40-735791	1/29/2008
Nautilus, Inc.	Trademark	South Korea	TREADCLIMBER	WO868251	1/27/2005
Nautilus, Inc.	Trademark	Spain	NAUTILUS	982034	9/6/1982
Nautilus, Inc.	Trademark	Spain	AIRDYNE	1618914	3/5/1992
Nautilus, Inc.	Trademark	Sri Lanka	BOWFLEX	182052	3/22/2017
Nautilus, Inc.	Trademark	Sweden	AIRDYNE	183915	11/12/1982
Nautilus, Inc.	Trademark	Sweden	NAUTILUS	184446	12/17/1982
Nautilus, Inc.	Trademark	Switzerland	AIRDYNE	387866	11/11/1991
Nautilus, Inc.	Trademark	Switzerland	BOWFLEX	530293	2/3/2005
Nautilus, Inc.	Trademark	Switzerland	BOWFLEX XTREME	530295	2/3/2005
Nautilus, Inc.	Trademark	Switzerland	MAX TRAINER	688736	6/7/2016
Nautilus, Inc.	Trademark	Switzerland	BOWFLEX MAX TRAINER	689055	6/15/2016
Nautilus, Inc.	Trademark	Switzerland	JRNY	743039	2/17/2020
Nautilus, Inc.	Trademark	Switzerland	JRNY Logo	754378	11/2/2020
Nautilus, Inc.	Trademark	Switzerland	JRNY with Circle Logo	754379	11/2/2020
Nautilus, Inc.	Trademark	Switzerland	NAUTILUS	2P-318660	10/11/1982

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Nautilus, Inc.	Trademark	Switzerland	NAUTILUS Italicized Thick Design	P-348265	9/9/1986
Nautilus, Inc.	Trademark	Switzerland	B Stylized (Old Bowflex Logo)	WO1217131	1/2/2014
Nautilus, Inc.	Trademark	Switzerland	HVT	WO1366838	8/3/2017
Nautilus, Inc.	Trademark	Switzerland	Swirl Design (Cam Logo)	WO846373	3/3/2005
Nautilus, Inc.	Trademark	Switzerland	NAUTILUS ONE	WO934771	8/17/2007
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	161632	3/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS (Chinese Characters Stylized)	161633	3/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	163072	4/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS (Chinese Characters Stylized)	163073	4/16/2002
Nautilus, Inc.	Trademark	Taiwan	Miscellaneous Shell Design 6	163074	4/16/2002
Nautilus, Inc.	Trademark	Taiwan	AIR-DYNE	443421	5/16/1989
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS (Chinese Characters Stylized)	985962	2/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	991050	3/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	991845	4/1/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS (Chinese Characters Stylized)	991846	4/1/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	994024	4/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS (Chinese Characters Stylized)	994557	4/16/2002
Nautilus, Inc.	Trademark	Taiwan	Miscellaneous Shell Design 6	996532	5/1/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	996914	5/1/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	999112	5/16/2002
Nautilus, Inc.	Trademark	Taiwan	Miscellaneous Shell Design 6	999740	5/16/2002
Nautilus, Inc.	Trademark	Taiwan	Miscellaneous Shell Design 6	1002343	6/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	1002446	6/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS (Chinese Characters Stylized)	1002447	6/16/2002
Nautilus, Inc.	Trademark	Taiwan	Miscellaneous Shell Design 6	1002544	6/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	1006821	7/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS (Chinese Characters Stylized)	1007722	7/16/2002

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Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	1008715	7/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS (Chinese Characters Stylized)	1015771	9/16/2002
Nautilus, Inc.	Trademark	Taiwan	NAUTILUS	1019657	10/16/2002
Nautilus, Inc.	Trademark	Taiwan	BOWFLEX	1112024	7/16/2004
Nautilus, Inc.	Trademark	Taiwan	TREADCLIMBER	1129684	12/1/2004
Nautilus, Inc.	Trademark	Taiwan	SELECTTECH	1169949	8/16/2005
Nautilus, Inc.	Trademark	Taiwan	Swirl Design (Cam Logo)	1181764	11/16/2005
Nautilus, Inc.	Trademark	Taiwan	B Stylized (Old Bowflex Logo)	1186954	12/16/2005
Nautilus, Inc.	Trademark	Taiwan	UNIVERSAL	1386072	11/16/2009
Nautilus, Inc.	Trademark	Thailand	B Stylized (Old Bowflex Logo)	TM277593	3/12/2008
Nautilus, Inc.	Trademark	Thailand	BOWFLEX	TM278487	3/31/2008
Nautilus, Inc.	Trademark	Thailand	BOWFLEX XTREME	TM278489	3/31/2008
Nautilus, Inc.	Trademark	Thailand	NAUTILUS	TM303899	7/11/2008
Nautilus, Inc.	Trademark	Thailand	UNIVERSAL	TM303900	7/11/2008
Nautilus, Inc.	Trademark	Turkey	B Stylized (Old Bowflex Logo)	WO1217131	1/2/2014
Nautilus, Inc.	Trademark	Turkey	TREADCLIMBER	WO868251	1/27/2005
Nautilus, Inc.	Trademark	United Arab Emirates	NAUTILUS	34014	10/19/2002
Nautilus, Inc.	Trademark	United Arab Emirates	NAUTILUS ONE	94696	5/5/2009
Nautilus, Inc.	Trademark	United Arab Emirates	BOWFLEX	324671	5/23/2020
Nautilus, Inc.	Trademark	United Arab Emirates	Bowflex Logo	324672	5/23/2020
Nautilus, Inc.	Trademark	United Arab Emirates	Swirl Design (Cam Logo)	324673	5/23/2020
Nautilus, Inc.	Trademark	United Arab Emirates	NAUTILUS	370660	4/12/2003
Nautilus, Inc.	Trademark	United Kingdom	NAUTILUS	1158220	7/23/1981
Nautilus, Inc.	Trademark	United Kingdom	AIRDYNE	1454118	10/16/1992
Nautilus, Inc.	Trademark	United Kingdom	JRNY	3466859	8/9/2020
Nautilus, Inc.	Trademark	United Kingdom	JRNY Logo	3476724	8/9/2020
Nautilus, Inc.	Trademark	United Kingdom	JRNY with Circle Logo	3476728	8/11/2020
Nautilus, Inc.	Trademark	United Kingdom	VELOCORE	3531966	1/1/2021
Nautilus, Inc.	Trademark	United Kingdom	700IC	3645418	10/8/2021
Nautilus, Inc.	Trademark	United Kingdom	800IC	3645424	10/8/2021

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Nautilus, Inc.	Trademark	United Kingdom	MAX TOTAL	UK00801516998	7/14/2020
Nautilus, Inc.	Trademark	United Kingdom	B Stylized (Old Bowflex Logo)	UK008O1217131	8/4/2015
Nautilus, Inc.	Trademark	United Kingdom	HVT	UK008O1366838	3/2/2018
Nautilus, Inc.	Trademark	United Kingdom	MAX INTELLIGENCE	UK008O1464491	10/8/2019
Nautilus, Inc.	Trademark	United Kingdom	EXPLORE THE WORLD	UK008O1516611	10/19/2020
Nautilus, Inc.	Trademark	United Kingdom	Swirl Design (Cam Logo)	UK00800846373	5/22/2006
Nautilus, Inc.	Trademark	United Kingdom	B Stylized (Old Bowflex Logo)	UK00800847338	5/22/2006
Nautilus, Inc.	Trademark	United Kingdom	TREADCLIMBER	UK00800868251	12/11/2006
Nautilus, Inc.	Trademark	United Kingdom	NAUTILUS ONE	UK00800934771	8/4/2008
Nautilus, Inc.	Trademark	United Kingdom	BOWFLEX	UK00900377689	6/16/1998
Nautilus, Inc.	Trademark	United Kingdom	WINDSPRINT	UK00900473561	6/17/1999
Nautilus, Inc.	Trademark	United Kingdom	NAUTILUS	UK00901756774	2/28/2003
Nautilus, Inc.	Trademark	United Kingdom	BOWFLEX SPORT	UK00903901808	10/21/2005
Nautilus, Inc.	Trademark	United Kingdom	SELECTTECH	UK00904070686	1/18/2006
Nautilus, Inc.	Trademark	United Kingdom	BOWFLEX XTREME	UK00904151262	2/3/2006
Nautilus, Inc.	Trademark	United Kingdom	U and Circle Design (Logo II)	UK00906959084	2/4/2009
Nautilus, Inc.	Trademark	United Kingdom	UNIVERSAL	UK00906965859	2/4/2009
Nautilus, Inc.	Trademark	United Kingdom	MAX TRAINER	UK00913183447	5/3/2016
Nautilus, Inc.	Trademark	United Kingdom	BOWFLEX MAX TRAINER	UK00914799175	3/10/2016
Nautilus, Inc.	Trademark	United Kingdom	JRNY	UK00918200846	6/27/2020
Nautilus, Inc.	Trademark	United Kingdom	JRNY Logo	UK00918224642	8/7/2020
Nautilus, Inc.	Trademark	United Kingdom	JRNY with Circle Logo	UK00918225127	8/7/2020
Nautilus, Inc.	Trademark	United States	NAUTILUS	991897	8/27/1974
Nautilus, Inc.	Trademark	United States	NAUTILUS	1084853	2/7/1978
Nautilus, Inc.	Trademark	United States	POWER-PAK	1331025	4/16/1985
Nautilus, Inc.	Trademark	United States	UNIVERSAL	1350575	7/23/1985
Nautilus, Inc.	Trademark	United States	NAUTILUS	1391673	4/29/1986
Nautilus, Inc.	Trademark	United States	BOWFLEX	1416128	11/4/1986

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4877-1143-3792v.2

Nautilus, Inc.	Trademark	United States	GRAVITRON	1473346	1/19/1988
Nautilus, Inc.	Trademark	United States	POWER ROD	1523651	2/7/1989
Nautilus, Inc.	Trademark	United States	AIRDYNE	1601104	6/12/1990
Nautilus, Inc.	Trademark	United States	TREADCLIMBER	2762687	9/9/2003
Nautilus, Inc.	Trademark	United States	GET THE BODY YOU WANT IN HALF THE TIME	2884481	9/14/2004
Nautilus, Inc.	Trademark	United States	NAUTILUS	2970870	7/19/2005
Nautilus, Inc.	Trademark	United States	Swirl Design (Cam Logo)	3008430	10/25/2005
Nautilus, Inc.	Trademark	United States	BOWFLEX XTREME	3089399	5/9/2006
Nautilus, Inc.	Trademark	United States	SELECTTECH	3099981	6/6/2006
Nautilus, Inc.	Trademark	United States	SYNCLINK	3105096	6/13/2006
Nautilus, Inc.	Trademark	United States	NAUTILUS	3122558	8/1/2006
Nautilus, Inc.	Trademark	United States	B Stylized (Old Bowflex Logo)	3127405	8/8/2006
Nautilus, Inc.	Trademark	United States	BOWFLEX REVOLUTION	3199718	1/16/2007
Nautilus, Inc.	Trademark	United States	BLAZE	3337049	11/13/2007
Nautilus, Inc.	Trademark	United States	BOWFLEX REVOLUTION and Design	3381152	2/12/2008
Nautilus, Inc.	Trademark	United States	Swirl Design (Cam Logo)	3415999	4/22/2008
Nautilus, Inc.	Trademark	United States	NAUTILUS ONE	3432235	5/20/2008
Nautilus, Inc.	Trademark	United States	FREEDOM ARMS	3486408	8/12/2008
Nautilus, Inc.	Trademark	United States	DUMBBELL Design	3783324	5/4/2010
Nautilus, Inc.	Trademark	United States	BOWFLEX MAX TRAINER	4534919	5/20/2014
Nautilus, Inc.	Trademark	United States	BOWFLEX XCEED	4559635	7/1/2014
Nautilus, Inc.	Trademark	United States	MAX TRAINER	4719566	4/14/2015
Nautilus, Inc.	Trademark	United States	NAUTILUS	5103964	12/20/2016
Nautilus, Inc.	Trademark	United States	BOWFLEX LOGO 2015	5297028	9/26/2017
Nautilus, Inc.	Trademark	United States	HVT	5347804	11/28/2017
Nautilus, Inc.	Trademark	United States	MAX INTELLIGENCE	5841110	8/20/2019
Nautilus, Inc.	Trademark	United States	EXPLORE THE WORLD	6025650	3/31/2020
Nautilus, Inc.	Trademark	United States	MAX TOTAL	6044060	4/28/2020
Nautilus, Inc.	Trademark	United States	STRONGER EVERY DAY	6070810	6/2/2020
Nautilus, Inc.	Trademark	United States	JRNY	6154883	9/15/2020
Nautilus, Inc.	Trademark	United States	VELOCORE	6191653	11/3/2020
Nautilus, Inc.	Trademark	United States	JRNY Logo	6252417	1/19/2021
Nautilus, Inc.	Trademark	United States	JRNY with Circle Logo	6252418	1/19/2021
Nautilus, Inc.	Trademark	Venezuela	BOWFLEX	P291193	12/30/2008
Nautilus, Inc.	Trademark	WIPO	B Stylized (Old Bowflex Logo)	WO1217131	1/2/2014
Nautilus, Inc.	Trademark	WIPO	HVT	WO1366838	8/3/2017
Nautilus, Inc.	Trademark	WIPO	MAX INTELLIGENCE	WO1464491	3/21/2019
Nautilus, Inc.	Trademark	WIPO	STRONGER EVERY DAY	WO1506176	11/7/2019
Nautilus, Inc.	Trademark	WIPO	EXPLORE THE WORLD	WO1516611	12/23/2019
Nautilus, Inc.	Trademark	WIPO	MAX TOTAL	WO1516998	1/10/2020
Nautilus, Inc.	Trademark	WIPO	Swirl Design (Cam Logo)	WO846373	3/3/2005
Nautilus, Inc.	Trademark	WIPO	B Stylized (Old Bowflex Logo)	WO847338	3/2/2005
Nautilus, Inc.	Trademark	WIPO	B Stylized (Old Bowflex Logo)	WO850666	3/2/2005
Nautilus, Inc.	Trademark	WIPO	TREADCLIMBER	WO868251	1/27/2005
Nautilus, Inc.	Trademark	WIPO	BOWFLEX XTREME	WO898353	9/14/2006
Nautilus, Inc.	Trademark	WIPO	NAUTILUS ONE	WO934771	8/17/2007
Nautilus, Inc.	Trademark	WIPO	NAUTILUS	WO988179	12/3/2008

Applications:

Company	Type of Intellectual Property	Country/ Region	Mark	Registration/ Publication/ Application Number	Date of Registration or Application (M/D/Y)
Nautilus, Inc.	Trademark Pending	Canada	MAX INTELLIGENCE	1952949	3/21/2019
Nautilus, Inc.	Trademark Pending	Canada	JRNY	2012089	2/14/2020
Nautilus, Inc.	Trademark Pending	Canada	JRNY & Design	2018676	3/19/2020
Nautilus, Inc.	Trademark Pending	Canada	JRNY Design	2018677	3/19/2020
Nautilus, Inc.	Trademark Pending	Canada	VELOCORE	2051077	9/10/2020
Nautilus, Inc.	Trademark Pending	Canada	BOWFLEX	2091917	3/15/2021
Nautilus, Inc.	Trademark Pending	China	Bowflex Logo (2022)	66740947	8/22/2022
Nautilus, Inc.	Trademark Pending	China	Bowflex Logo (2022)	66743096	8/22/2022
Nautilus, Inc.	Trademark Pending	China	Bowflex Logo (2022)	66745508	8/22/2022
Nautilus, Inc.	Trademark Pending	China	Bowflex Logo (2022)	66753504	8/22/2022
Nautilus, Inc.	Trademark Pending	United States	WELL	97177536	12/17/2021
Nautilus, Inc.	Trademark Pending	United States	HUB	97177540	12/17/2021

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DB1/ 133797434.2 125815236_4 4877-1143-3792v.2 Nautilus, Inc. Trademark Pending United States PATH 97177541 12/17/2021 Nautilus, Inc. Trademark Pending United States ONE 97177544 12/17/2021 Nautilus, Inc. Trademark Pending United States SOURCE 97177545 12/17/2021 Nautilus, Inc. Trademark Pending United States Bowflex Logo (2022) 97489727 7/5/2022 Nautilus, Inc. Trademark Pending Venezuela UNIVERSAL 2008-009052 5/13/2008 Nautilus, Inc. Trademark Pending Venezuela NAUTILUS 2016-021118 12/22/2016 Nautilus, Inc. Trademark Pending Venezuela NAUTILUS 2008-009053 5/13/2008 DB1/ 133797434.2 125815236_4 4877-1143-3792v.2 SCHEDULE 7 NAME; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS Name Jurisdiction of Organization Chief Executive Office Federal Taxpayer Identification Number Organizational Number Nautilus, Inc. Washington 17750 SE 6th Way, Vancouver, WA 98683 94-3002667 601414569

125815236_4 4877-1143-3792v.2 DB1/ 133797434.2 SCHEDULE 8 OWNED REAL PROPERTY None. DB1/ 133797434.2 125815236_4 4877-1143-3792v.2 SCHEDULE 9 DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS Wells Fargo Bank, National Association Address: 10 South Wacker Drive 22nd Floor, Chicago, IL 60606 JPMorgan Chase Bank, N.A. Address: 1301 2nd Ave, Floor 24, Seattle, WA 98101 Owner Type of Account Bank or Intermediary Account Numbers Nautilus, Inc. Operating Account Wells Fargo Bank, National Association 4179516059 Nautilus, Inc. Collection Account Wells Fargo Bank, National Association 4179516034 Nautilus, Inc. Disbursement Account Wells Fargo Bank, National Association 4179516125 Nautilus, Inc. Restricted Cash Account JPMorgan Chase Bank, N.A. 3822328655

DB1/ 133797434.2 125815236_4 4877-1143-3792v.2 SCHEDULE 10 CONTROLLED ACCOUNT BANKS 1. JPMorgan Chase Bank, N.A. DB1/ 133797434.2 125815236_4 4877-1143-3792v.2 SCHEDULE 11 LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS Grantor Jurisdictions Nautilus, Inc. Washington